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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (No. 002-34393)	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 302	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (No. 811-01879)	☒
Amendment No. 285	☒
(Check appropriate box or boxes.)

JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street, Denver, Colorado 80206-4805
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 303-333-3863
Abigail Murray – 151 Detroit Street, Denver, Colorado 80206-4805
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on January 28, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

▼  January 28, 2021

	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class T Shares Ticker
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	JDBAX	JABCX	JABRX	JBALX	JABNX	JDBRX	JABAX
Janus Henderson Contrarian Fund	JCNAX	JCNCX	JCNIX	JCONX	JCNNX	JCNRX	JSVAX
Janus Henderson Enterprise Fund	JDMAX	JGRCX	JGRTX	JMGRX	JDMNX	JDMRX	JAENX
Janus Henderson Forty Fund	JDCAX	JACCX	JARTX	JCAPX	JFRNX	JDCRX	JACTX
Janus Henderson Growth and Income Fund	JDNAX	JGICX	JADGX	JGINX	JDNNX	JDNRX	JAGIX
Janus Henderson Research Fund	JRAAX	JRACX	JRASX	JRAIX	JRANX	JRARX	JAMRX
Janus Henderson Triton Fund†	JGMAX	JGMCX	JGMIX	JSMGX	JGMNX	JGMRX	JATTX
Janus Henderson Venture Fund†	JVTAX	JVTCX	JVTSX	JVTIX	JVTNX	N/A	JAVTX
Janus Investment Fund

Prospectus

†The Fund is closed to certain new investors. Refer to the “Shareholder’s Guide” section of this Prospectus for more details.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes nine portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Fund summary
Janus Henderson Balanced Fund	2
Janus Henderson Contrarian Fund	12
Janus Henderson Enterprise Fund	19
Janus Henderson Forty Fund	25
Janus Henderson Growth and Income Fund	33
Janus Henderson Research Fund	39
Janus Henderson Triton Fund	46
Janus Henderson Venture Fund	53
Additional information about the Funds
Fees and expenses	59
Additional investment strategies and general portfolio policies	60
Risks of the Funds	66
Management of the Funds
Investment adviser	77
Management expenses	77
Investment personnel	80
Other information	84
Distributions and taxes	85
Shareholder’s guide
Pricing of fund shares	89
Choosing a share class	90
Distribution, servicing, and administrative fees	92
Payments to financial intermediaries by Janus Capital or its affiliates	94
Purchases	95
Exchanges	99
Redemptions	100
Excessive trading	104
Shareholder communications	106
Financial highlights	107
Appendix A – intermediary sales charge waivers and discounts	162
Glossary of investment terms	167
1 | Janus Investment Fund

Fund summary

Janus Henderson Balanced Fund
Ticker:	JDBAX	Class A Shares	JABRX	Class S Shares	JABNX	Class N Shares	JABAX	Class T Shares
	JABCX	Class C Shares	JBALX	Class I Shares	JDBRX	Class R Shares

Investment Objective
Janus Henderson Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 95 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.10%	0.09%	0.27%	0.10%	0.02%	0.27%	0.27%
Total Annual Fund Operating Expenses	0.90%	1.64%	1.07%	0.65%	0.57%	1.32%	0.82%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 662	$ 845	$ 1,045	$ 1,619
Class C Shares	$ 267	$ 517	$ 892	$ 1,746
Class S Shares	$ 109	$ 340	$ 590	$ 1,306
Class I Shares	$ 66	$ 208	$ 362	$ 810
Class N Shares	$ 58	$ 183	$ 318	$ 714
2 | Janus Henderson Balanced Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$ 134	$ 418	$ 723	$ 1,590
Class T Shares	$ 84	$ 262	$ 455	$ 1,014

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 662	$ 845	$ 1,045	$ 1,619
Class C Shares	$ 167	$ 517	$ 892	$ 1,746
Class S Shares	$ 109	$ 340	$ 590	$ 1,306
Class I Shares	$ 66	$ 208	$ 362	$ 810
Class N Shares	$ 58	$ 183	$ 318	$ 714
Class R Shares	$ 134	$ 418	$ 723	$ 1,590
Class T Shares	$ 84	$ 262	$ 455	$ 1,014

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Fund normally invests at least 25% of its assets in fixed-income senior securities. As of September 30, 2020, approximately 61.20% of the Fund’s assets were held in equity securities, including common stocks and preferred stocks, and 38.04% of the Fund’s assets were held in fixed-income securities and cash equivalents.
The Fund’s equity investments include, but are not limited to, common stocks, preferred stocks, and other securities with equity characteristics. The Fund’s fixed-income investments include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Fund may also invest in money market instruments and commercial loans (such as bank loans). The Fund may invest in fixed and floating rate obligations with varying durations.
The Fund will limit its investments in high-yield/high-risk bonds (also known as “junk” bonds) to 35% of the fixed-income portion of its net assets. The Fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Fund may also invest in foreign securities, which may include investments in emerging market securities.
The Fund may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions and may use futures, including Treasury bond futures and interest rate swaps, to manage interest rate risk, yield curve positioning, and country exposure. The Fund may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Fund’s exposure to a particular market, to manage or adjust the risk profile of the Fund relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Fund’s exposure to derivatives will vary, and may include derivatives that have characteristics similar to the securities in which the Fund may directly invest.
In choosing investments for the Fund, the portfolio managers who focus on the equity portion of the Fund apply a “bottom up” approach and look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers who focus on the fixed-income portion of the Fund use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. The portfolio managers share day-to-day responsibility for the Fund’s investments.
3 | Janus Henderson Balanced Fund

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets of its fixed-income investments as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Dividend-Oriented Stocks Risk.   Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Fixed-Income Securities Risk.   The Fund holds debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance.The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be
4 | Janus Henderson Balanced Fund

difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
High-Yield/High-Risk Bond Risk.   High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Sovereign Debt Risk.   The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk.   Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Floating Rate Obligations Risk.   The Fund may invest in floating rate obligations that reset regularly, maintaining a fixed spread over a stated reference rate such as the London InterBank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), or the Treasury bill rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular
5 | Janus Henderson Balanced Fund

country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Loan Risk.   The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
TBA Commitments Risk.   The Fund may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. Accordingly, there is a risk that the security that the Fund buys will lose value between the purchase and settlement dates.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The Fund may use derivatives, including forward currency contracts and exchange-traded and Treasury futures, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Rule 144A Securities Risk.   The Fund may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. The Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
LIBOR Replacement Risk.   The Fund may invest in certain debt securities, derivatives, or other financial instruments that utilize LIBOR as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates resulting in a reduction in the value of certain instruments held by the Fund, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including SOFR that is intended to replace the U.S. dollar LIBOR.
Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when
6 | Janus Henderson Balanced Fund

industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
7 | Janus Henderson Balanced Fund

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	12.86%	Worst Quarter:	1st Quarter 2020	– 11.56%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/1/92)
Class T Shares
Return Before Taxes	14.21%	11.68%	9.98%	10.01%
Return After Taxes on Distributions	13.44%	10.47%	8.72%	8.57%
Return After Taxes on Distributions and Sale of Fund Shares	8.76%	8.96%	7.78%	8.04%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.51%	4.44%	3.84%	5.44%
Balanced Index (reflects no deduction for expenses, fees, or taxes)	14.20%	10.57%	9.52%	8.37%
Class A Shares
Return Before Taxes(1)	7.57%	10.25%	9.21%	9.72%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.51%	4.44%	3.84%	5.44%
Balanced Index (reflects no deduction for expenses, fees, or taxes)	14.20%	10.57%	9.52%	8.37%
Class C Shares
Return Before Taxes(2)	12.32%	10.79%	9.08%	9.27%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.51%	4.44%	3.84%	5.44%
Balanced Index (reflects no deduction for expenses, fees, or taxes)	14.20%	10.57%	9.52%	8.37%
8 | Janus Henderson Balanced Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/1/92)
Class S Shares
Return Before Taxes	13.91%	11.40%	9.70%	9.80%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.51%	4.44%	3.84%	5.44%
Balanced Index (reflects no deduction for expenses, fees, or taxes)	14.20%	10.57%	9.52%	8.37%
Class I Shares
Return Before Taxes	14.39%	11.87%	10.16%	10.09%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.51%	4.44%	3.84%	5.44%
Balanced Index (reflects no deduction for expenses, fees, or taxes)	14.20%	10.57%	9.52%	8.37%
Class N Shares
Return Before Taxes	14.48%	11.95%	10.21%	10.09%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.51%	4.44%	3.84%	5.44%
Balanced Index (reflects no deduction for expenses, fees, or taxes)	14.20%	10.57%	9.52%	8.37%
Class R Shares
Return Before Taxes	13.65%	11.11%	9.43%	9.56%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.51%	4.44%	3.84%	5.44%
Balanced Index (reflects no deduction for expenses, fees, or taxes)	14.20%	10.57%	9.52%	8.37%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the S&P 500 Index. The Fund also compares its performance to the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.
•
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
9 | Janus Henderson Balanced Fund

After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Jeremiah Buckley , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015. Michael Keough is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2019. Marc Pinto, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since May 2005. Greg Wilensky,CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since February 2020.
Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-Portfolio Manager of the Fund through April 2, 2021.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York
10 | Janus Henderson Balanced Fund

Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
11 | Janus Henderson Balanced Fund

Fund summary

Janus Henderson Contrarian Fund
Ticker:	JCNAX	Class A Shares	JCNIX	Class S Shares	JCNNX	Class N Shares	JSVAX	Class T Shares
	JCNCX	Class C Shares	JCONX	Class I Shares	JCNRX	Class R Shares

Investment Objective
Janus Henderson Contrarian Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 95 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees(1)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.17%	0.14%	0.66%	0.12%	0.03%	0.65%	0.27%
Total Annual Fund Operating Expenses	0.97%	1.69%	1.46%	0.67%	0.58%	1.70%	0.82%
Fee Waiver(2)	0.00%	0.00%	0.30%	0.00%	0.00%	0.28%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.97%	1.69%	1.16%	0.67%	0.58%	1.42%	0.82%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
(2)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.75% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period
12 | Janus Henderson Contrarian Fund

reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 668	$ 866	$ 1,080	$ 1,696
Class C Shares	$ 272	$ 533	$ 918	$ 1,807
Class S Shares	$ 149	$ 462	$ 797	$ 1,746
Class I Shares	$ 68	$ 214	$ 373	$ 835
Class N Shares	$ 59	$ 186	$ 324	$ 726
Class R Shares	$ 173	$ 536	$ 923	$ 2,009
Class T Shares	$ 84	$ 262	$ 455	$ 1,014

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 668	$ 866	$ 1,080	$ 1,696
Class C Shares	$ 172	$ 533	$ 918	$ 1,807
Class S Shares	$ 149	$ 462	$ 797	$ 1,746
Class I Shares	$ 68	$ 214	$ 373	$ 835
Class N Shares	$ 59	$ 186	$ 324	$ 726
Class R Shares	$ 173	$ 536	$ 923	$ 2,009
Class T Shares	$ 84	$ 262	$ 455	$ 1,014

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The portfolio manager seeks to invest in companies where the stock price trades at a significant discount to the portfolio manager’s estimate of fair value and whose intrinsic value the portfolio manager believes will grow over time. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund may also invest in fixed-income instruments, such as convertible securities and preferred stock. The Fund may invest in foreign securities, which may include investments in emerging markets. The Fund may also invest in real estate investment trusts (“REITs”).
The portfolio managerapplies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom up” analysis, the portfolio manager seeks to identify durable businesses whose stocks are available at market prices below the portfolio manager’s estimate of their intrinsic value, whose intrinsic value is expected to grow over time, and whose management teams are aligned with shareholders. The portfolio manager will generally consider selling a stock when, in the portfolio manager’s opinion, the business shows declining fundamentals, the stock is overvalued, or if the investing thesis for owning the stock has changed.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is
13 | Janus Henderson Contrarian Fund

incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk .   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Value Investing Risk.   The Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio manager.
Growth Securities Risk.   The Fund invests in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Nondiversification Risk.   The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Fixed-Income Securities Risk.   The Fund may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. The Fund may be subject to heightened interest rate risk in
14 | Janus Henderson Contrarian Fund

times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth.
Convertible Securities Risk.   The Fund may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on August 4, 2017.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown for each respective share class may have been different. The performance shown for the periods following
15 | Janus Henderson Contrarian Fund

the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	25.93%	Worst Quarter:	1st Quarter 2020	– 24.61%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (2/29/00)
Class T Shares
Return Before Taxes	27.74%	14.79%	11.35%	8.56%
Return After Taxes on Distributions	27.20%	12.91%	10.06%	7.72%
Return After Taxes on Distributions and Sale of Fund Shares	16.72%	11.26%	8.97%	7.07%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.03%
Class A Shares
Return Before Taxes(1)	20.20%	13.28%	10.56%	8.10%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.03%
Class C Shares
Return Before Taxes(2)	25.68%	13.87%	10.40%	7.61%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.03%
Class S Shares
Return Before Taxes	27.24%	14.40%	11.02%	8.21%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.03%
16 | Janus Henderson Contrarian Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (2/29/00)
Class I Shares
Return Before Taxes	27.92%	14.96%	11.52%	8.65%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.03%
Class N Shares
Return Before Taxes	28.07%	14.98%	11.44%	8.60%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.03%
Class R Shares
Return Before Taxes	26.85%	14.07%	10.72%	7.93%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.03%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the S&P 500 Index. The S&P 500 Index is used to calculate the Fund’s performance fee adjustment. The index is described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Nick Schommer , CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since July 2017.

17 | Janus Henderson Contrarian Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
18 | Janus Henderson Contrarian Fund

Fund summary

Janus Henderson Enterprise Fund
Ticker:	JDMAX	Class A Shares	JGRTX	Class S Shares	JDMNX	Class N Shares	JAENX	Class T Shares
	JGRCX	Class C Shares	JMGRX	Class I Shares	JDMRX	Class R Shares

Investment Objective
Janus Henderson Enterprise Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 95 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.28%	0.10%	0.27%	0.12%	0.02%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.17%	1.74%	1.16%	0.76%	0.66%	1.41%	0.91%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 687	$ 925	$ 1,182	$ 1,914
Class C Shares	$ 277	$ 548	$ 944	$ 1,901
Class S Shares	$ 118	$ 368	$ 638	$ 1,409
Class I Shares	$ 78	$ 243	$ 422	$ 942
Class N Shares	$ 67	$ 211	$ 368	$ 822
Class R Shares	$ 144	$ 446	$ 771	$ 1,691
Class T Shares	$ 93	$ 290	$ 504	$ 1,120

19 | Janus Henderson Enterprise Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 687	$ 925	$ 1,182	$ 1,914
Class C Shares	$ 177	$ 548	$ 944	$ 1,901
Class S Shares	$ 118	$ 368	$ 638	$ 1,409
Class I Shares	$ 78	$ 243	$ 422	$ 942
Class N Shares	$ 67	$ 211	$ 368	$ 822
Class R Shares	$ 144	$ 446	$ 771	$ 1,691
Class T Shares	$ 93	$ 290	$ 504	$ 1,120

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2020, they ranged from approximately $538 million to $38.2 billion. The Fund may also invest in foreign securities, which may include investments in emerging markets. In addition, the Fund’s investments may include securities of real estate-related companies, including real estate investment trusts.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, and competitive positioning.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Mid-Sized Companies Risk.   The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform
20 | Janus Henderson Enterprise Fund

as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on July 12, 2012.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
21 | Janus Henderson Enterprise Fund

•
The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to July 12, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to July 12, 2012, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.17%	Worst Quarter:	1st Quarter 2020	– 24.07%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/1/92)
Class T Shares
Return Before Taxes	20.15%	17.82%	14.75%	11.75%
Return After Taxes on Distributions	17.89%	16.61%	13.70%	10.96%
Return After Taxes on Distributions and Sale of Fund Shares	13.49%	14.28%	12.17%	10.23%
Russell Midcap® Growth Index (reflects no deduction for expenses, fees, or taxes)	35.59%	18.66%	15.04%	11.31%
22 | Janus Henderson Enterprise Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/1/92)
Class A Shares
Return Before Taxes(1)	13.00%	16.18%	13.84%	11.40%
Russell Midcap® Growth Index (reflects no deduction for expenses, fees, or taxes)	35.59%	18.66%	15.04%	11.31%
Class C Shares
Return Before Taxes(2)	18.20%	16.87%	13.77%	10.86%
Russell Midcap® Growth Index (reflects no deduction for expenses, fees, or taxes)	35.59%	18.66%	15.04%	11.31%
Class S Shares
Return Before Taxes	19.85%	17.52%	14.46%	11.51%
Russell Midcap® Growth Index (reflects no deduction for expenses, fees, or taxes)	35.59%	18.66%	15.04%	11.31%
Class I Shares
Return Before Taxes	20.32%	18.00%	14.93%	11.83%
Russell Midcap® Growth Index (reflects no deduction for expenses, fees, or taxes)	35.59%	18.66%	15.04%	11.31%
Class N Shares
Return Before Taxes	20.44%	18.11%	14.99%	11.83%
Russell Midcap® Growth Index (reflects no deduction for expenses, fees, or taxes)	35.59%	18.66%	15.04%	11.31%
Class R Shares
Return Before Taxes	19.55%	17.23%	14.17%	11.25%
Russell Midcap® Growth Index (reflects no deduction for expenses, fees, or taxes)	35.59%	18.66%	15.04%	11.31%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell Midcap Growth Index. The index is described below.
•
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Brian Demain , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

23 | Janus Henderson Enterprise Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
24 | Janus Henderson Enterprise Fund

Fund summary

Janus Henderson Forty Fund
Ticker:	JDCAX	Class A Shares	JARTX	Class S Shares	JFRNX	Class N Shares	JACTX	Class T Shares
	JACCX	Class C Shares	JCAPX	Class I Shares	JDCRX	Class R Shares

Investment Objective
Janus Henderson Forty Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 95 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees(1)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.11%	0.10%	0.27%	0.09%	0.02%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.01%	1.75%	1.17%	0.74%	0.67%	1.42%	0.92%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 672	$ 878	$ 1,101	$ 1,740
Class C Shares	$ 278	$ 551	$ 949	$ 1,867
Class S Shares	$ 119	$ 372	$ 644	$ 1,420
Class I Shares	$ 76	$ 237	$ 411	$ 918
Class N Shares	$ 68	$ 214	$ 373	$ 835
25 | Janus Henderson Forty Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$ 145	$ 449	$ 776	$ 1,702
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 672	$ 878	$ 1,101	$ 1,740
Class C Shares	$ 178	$ 551	$ 949	$ 1,867
Class S Shares	$ 119	$ 372	$ 644	$ 1,420
Class I Shares	$ 76	$ 237	$ 411	$ 918
Class N Shares	$ 68	$ 214	$ 373	$ 835
Class R Shares	$ 145	$ 449	$ 776	$ 1,702
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing primarily in a core group of 30-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, but will invest primarily in larger, well-established companies. The Fund may also invest in foreign securities, which may include investments in emerging markets. As of September 30, 2020, the Fund held stocks of 40 companies. Of these holdings, 20 comprised approximately 72.28% of the Fund’s holdings.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor
26 | Janus Henderson Forty Fund

depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Nondiversification Risk.   The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Mid-Sized Companies Risk.   The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class S Shares, Class A Shares, Class C Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser Forty Fund (the “JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012 .
•
The performance shown for Class S Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2004, the performance shown for Class A Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class A Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor
27 | Janus Henderson Forty Fund

fund). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class C Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the period from August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization of those Class S Shares into the Fund), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class R Shares reflects the performance of the JAD predecessor fund’s Class R Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2004, the performance shown for Class R Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class R Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class T Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class T Shares of the Fund had been available during each period prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class S Shares, Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
28 | Janus Henderson Forty Fund

The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class S Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.53%	Worst Quarter:	3rd Quarter 2011	– 15.55%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (5/1/97)
Class S Shares
Return Before Taxes	38.60%	20.22%	16.49%	12.71%
Return After Taxes on Distributions	35.98%	17.78%	13.41%	11.36%
Return After Taxes on Distributions and Sale of Fund Shares	24.61%	15.75%	12.60%	10.79%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	9.50%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	8.79%
Class A Shares
Return Before Taxes(1)	30.84%	18.95%	15.92%	12.55%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	9.50%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	8.79%
Class C Shares
Return Before Taxes(2)	36.88%	19.63%	15.84%	12.13%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	9.50%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	8.79%
29 | Janus Henderson Forty Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (5/1/97)
Class I Shares
Return Before Taxes	39.21%	20.74%	16.95%	13.02%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	9.50%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	8.79%
Class N Shares
Return Before Taxes	39.27%	20.81%	16.96%	12.90%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	9.50%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	8.79%
Class R Shares
Return Before Taxes	38.26%	19.92%	16.17%	12.44%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	9.50%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	8.79%
Class T Shares
Return Before Taxes	38.96%	20.53%	16.76%	12.84%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	9.50%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	8.79%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell 1000 Growth Index. The Fund also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Fund’s performance fee adjustment. The indices are described below.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using distributions for the Fund’s Class S Shares for periods following July 6, 2009; for the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) for the periods August 1, 2000 to July 6, 2009; and actual distributions for other classes of shares for periods prior to August 1, 2000. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class S Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class S Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

30 | Janus Henderson Forty Fund

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since June 2013. Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2016.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to
31 | Janus Henderson Forty Fund

recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
32 | Janus Henderson Forty Fund

Fund summary

Janus Henderson Growth and Income Fund
Ticker:	JDNAX	Class A Shares	JADGX	Class S Shares	JDNNX	Class N Shares	JAGIX	Class T Shares
	JGICX	Class C Shares	JGINX	Class I Shares	JDNRX	Class R Shares

Investment Objective
Janus Henderson Growth and Income Fund seeks long-term capital growth and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 95 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.14%	0.10%	0.28%	0.11%	0.03%	0.31%	0.27%
Total Annual Fund Operating Expenses	0.99%	1.70%	1.13%	0.71%	0.63%	1.41%	0.87%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 670	$ 872	$ 1,091	$ 1,718
Class C Shares	$ 273	$ 536	$ 923	$ 1,820
Class S Shares	$ 115	$ 359	$ 622	$ 1,375
Class I Shares	$ 73	$ 227	$ 395	$ 883
Class N Shares	$ 64	$ 202	$ 351	$ 786
Class R Shares	$ 144	$ 446	$ 771	$ 1,691
Class T Shares	$ 89	$ 278	$ 482	$ 1,073

33 | Janus Henderson Growth and Income Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 670	$ 872	$ 1,091	$ 1,718
Class C Shares	$ 173	$ 536	$ 923	$ 1,820
Class S Shares	$ 115	$ 359	$ 622	$ 1,375
Class I Shares	$ 73	$ 227	$ 395	$ 883
Class N Shares	$ 64	$ 202	$ 351	$ 786
Class R Shares	$ 144	$ 446	$ 771	$ 1,691
Class T Shares	$ 89	$ 278	$ 482	$ 1,073

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio managers believe have income potential.
With respect to the selection of equity securities selected for growth potential, the portfolio managers additionally consider income-generating potential. Eligible equity securities in which the Fund may invest include:
•
common stocks
•
preferred stocks
•
other securities with equity characteristics
With respect to the selection of securities selected for income potential, equity securities may make up part or all of the income component. The portfolio managers focus on identifying large, well-established companies that pay out a large portion of their free cash flow in dividends and have the ability to grow their dividends over time.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may also invest in foreign securities, which may include investments in emerging markets.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The Fund’s investment strategies could result in significant fluctuations of income.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor
34 | Janus Henderson Growth and Income Fund

depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Dividend-Oriented Stocks Risk.   Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on August 4, 2017.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown for each respective share class may have been different. The performance shown for the periods following
35 | Janus Henderson Growth and Income Fund

the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	17.76%	Worst Quarter:	1st Quarter 2020	– 22.99%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (5/15/91)
Class T Shares
Return Before Taxes	10.20%	14.02%	12.67%	10.93%
Return After Taxes on Distributions	9.09%	12.56%	11.52%	9.81%
Return After Taxes on Distributions and Sale of Fund Shares	6.75%	10.95%	10.28%	9.26%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.38%
Class A Shares
Return Before Taxes(1)	3.70%	12.57%	11.91%	10.64%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.38%
Class C Shares
Return Before Taxes(2)	8.32%	13.10%	11.74%	10.10%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.38%
Class S Shares
Return Before Taxes	9.91%	13.72%	12.38%	10.69%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.38%
36 | Janus Henderson Growth and Income Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (5/15/91)
Class I Shares
Return Before Taxes	10.36%	14.20%	12.85%	11.00%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.38%
Class N Shares
Return Before Taxes	10.44%	14.19%	12.75%	10.96%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.38%
Class R Shares
Return Before Taxes	9.61%	13.41%	12.08%	10.43%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.38%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the S&P 500 Index. The index is described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Jeremiah Buckley , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2014. Marc Pinto, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since November 2007.
Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-Portfolio Manager of the Fund through April 2, 2021.

37 | Janus Henderson Growth and Income Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
38 | Janus Henderson Growth and Income Fund

Fund summary

Janus Henderson Research Fund
Ticker:	JRAAX	Class A Shares	JRASX	Class S Shares	JRANX	Class N Shares	JAMRX	Class T Shares
	JRACX	Class C Shares	JRAIX	Class I Shares	JRARX	Class R Shares

Investment Objective
Janus Henderson Research Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 95 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees(1)	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.10%	0.12%	0.27%	0.09%	0.02%	0.33%	0.27%
Total Annual Fund Operating Expenses	0.86%	1.63%	1.03%	0.60%	0.53%	1.34%	0.78%
Fee Waiver(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.86%	1.63%	1.03%	0.60%	0.53%	1.30%	0.78%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
(2)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.68% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period
39 | Janus Henderson Research Fund

reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 658	$ 834	$ 1,024	$ 1,575
Class C Shares	$ 266	$ 514	$ 887	$ 1,727
Class S Shares	$ 105	$ 328	$ 569	$ 1,259
Class I Shares	$ 61	$ 192	$ 335	$ 750
Class N Shares	$ 54	$ 170	$ 296	$ 665
Class R Shares	$ 136	$ 425	$ 734	$ 1,613
Class T Shares	$ 80	$ 249	$ 433	$ 966

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 658	$ 834	$ 1,024	$ 1,575
Class C Shares	$ 166	$ 514	$ 887	$ 1,727
Class S Shares	$ 105	$ 328	$ 569	$ 1,259
Class I Shares	$ 61	$ 192	$ 335	$ 750
Class N Shares	$ 54	$ 170	$ 296	$ 665
Class R Shares	$ 136	$ 425	$ 734	$ 1,613
Class T Shares	$ 80	$ 249	$ 433	$ 966

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Centralized Equity Research Matthew Peron (the “Central Research Team”), select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.
40 | Janus Henderson Research Fund

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Growth Securities Risk.   The Fund invests in companies that the investment personnel believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. The Fund’s Central Research Team compares and broadly matches the Fund’s sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.
Mid-Sized Companies Risk.   The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

41 | Janus Henderson Research Fund

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012 . Class R Shares of the Fund commenced operations on January 27, 2017.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class R Shares for periods prior to January 27, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, Class N Shares of the Fund had been available during periods prior to May 31, 2012, or Class R Shares of the Fund had been available during periods prior to January 27, 2017, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.71%	Worst Quarter:	3rd Quarter 2011	– 16.16%

42 | Janus Henderson Research Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (5/3/93)
Class T Shares
Return Before Taxes	32.64%	17.39%	15.02%	12.17%
Return After Taxes on Distributions	31.74%	15.39%	13.39%	10.73%
Return After Taxes on Distributions and Sale of Fund Shares	19.96%	13.49%	12.10%	10.13%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	10.79%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.20%
Class A Shares
Return Before Taxes(1)	24.90%	15.87%	14.20%	11.73%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	10.79%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.20%
Class C Shares
Return Before Taxes(2)	30.60%	16.46%	14.06%	11.20%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	10.79%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.20%
Class S Shares
Return Before Taxes	32.29%	17.08%	14.72%	11.82%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	10.79%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.20%
Class I Shares
Return Before Taxes	32.85%	17.57%	15.20%	12.25%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	10.79%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.20%
Class N Shares
Return Before Taxes	32.94%	17.66%	15.25%	12.26%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	10.79%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.20%
Class R Shares
Return Before Taxes	31.86%	16.89%	14.48%	11.69%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	10.79%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.20%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
43 | Janus Henderson Research Fund

The Fund’s primary benchmark index is the Russell 1000 Growth Index. The Fund also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Fund’s performance fee adjustment. The indices are described below.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Management:  Matthew Peron , Janus Capital’s Director of Centralized Equity Research, provides general oversight of the Central Research Team and has done so since April 2020.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your
44 | Janus Henderson Research Fund

plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
45 | Janus Henderson Research Fund

Fund summary

Janus Henderson Triton Fund
(closed to certain new investors)
Ticker:	JGMAX	Class A Shares	JGMIX	Class S Shares	JGMNX	Class N Shares	JATTX	Class T Shares
	JGMCX	Class C Shares	JSMGX	Class I Shares	JGMRX	Class R Shares

Investment Objective
Janus Henderson Triton Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 95 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.46%	0.10%	0.27%	0.12%	0.02%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.35%	1.74%	1.16%	0.76%	0.66%	1.41%	0.91%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 705	$ 978	$ 1,272	$ 2,105
Class C Shares	$ 277	$ 548	$ 944	$ 1,949
Class S Shares	$ 118	$ 368	$ 638	$ 1,409
Class I Shares	$ 78	$ 243	$ 422	$ 942
Class N Shares	$ 67	$ 211	$ 368	$ 822
46 | Janus Henderson Triton Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$ 144	$ 446	$ 771	$ 1,691
Class T Shares	$ 93	$ 290	$ 504	$ 1,120

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 705	$ 978	$ 1,272	$ 2,105
Class C Shares	$ 177	$ 548	$ 944	$ 1,949
Class S Shares	$ 118	$ 368	$ 638	$ 1,409
Class I Shares	$ 78	$ 243	$ 422	$ 942
Class N Shares	$ 67	$ 211	$ 368	$ 822
Class R Shares	$ 144	$ 446	$ 771	$ 1,691
Class T Shares	$ 93	$ 290	$ 504	$ 1,120

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing at least 50% of its equity assets in small- and medium-sized companies. The Fund may also invest in larger companies with strong growth potential. Small- and medium-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2500tm Growth Index at the time of initial purchase. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2020, they ranged from approximately $18 million to $17.5 billion. The Fund may invest in shares of companies through initial public offerings.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may also invest in foreign securities, which may include investments in emerging markets.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
47 | Janus Henderson Triton Fund

Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund
48 | Janus Henderson Triton Fund

commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	29.43%	Worst Quarter:	1st Quarter 2020	– 27.86%

49 | Janus Henderson Triton Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (2/25/05)
Class T Shares
Return Before Taxes	28.33%	16.93%	14.70%	13.69%
Return After Taxes on Distributions	27.05%	15.61%	13.31%	12.51%
Return After Taxes on Distributions and Sale of Fund Shares	17.59%	13.37%	11.91%	11.43%
Russell 2500TM Growth Index (reflects no deduction for expenses, fees, or taxes)	40.47%	18.68%	15.00%	11.75%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	10.55%
Class A Shares
Return Before Taxes(1)	20.71%	15.30%	13.80%	13.06%
Russell 2500TM Growth Index (reflects no deduction for expenses, fees, or taxes)	40.47%	18.68%	15.00%	11.75%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	10.55%
Class C Shares
Return Before Taxes(2)	26.33%	15.98%	13.72%	12.71%
Russell 2500TM Growth Index (reflects no deduction for expenses, fees, or taxes)	40.47%	18.68%	15.00%	11.75%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	10.55%
Class S Shares
Return Before Taxes	28.02%	16.63%	14.42%	13.37%
Russell 2500TM Growth Index (reflects no deduction for expenses, fees, or taxes)	40.47%	18.68%	15.00%	11.75%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	10.55%
Class I Shares
Return Before Taxes	28.54%	17.10%	14.87%	13.83%
Russell 2500TM Growth Index (reflects no deduction for expenses, fees, or taxes)	40.47%	18.68%	15.00%	11.75%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	10.55%
Class N Shares
Return Before Taxes	28.66%	17.21%	14.94%	13.84%
Russell 2500TM Growth Index (reflects no deduction for expenses, fees, or taxes)	40.47%	18.68%	15.00%	11.75%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	10.55%
Class R Shares
Return Before Taxes	27.69%	16.34%	14.13%	13.11%
Russell 2500TM Growth Index (reflects no deduction for expenses, fees, or taxes)	40.47%	18.68%	15.00%	11.75%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	10.55%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
50 | Janus Henderson Triton Fund

The Fund’s primary benchmark index is the Russell 2500 Growth Index. The Fund also compares its performance to the Russell 2000 Growth Index. The indices are described below.
•
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
•
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Jonathan D. Coleman , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since May 2013. Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your
51 | Janus Henderson Triton Fund

plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
52 | Janus Henderson Triton Fund

Fund summary

Janus Henderson Venture Fund
(closed to certain new investors)
Ticker:	JVTAX	Class A Shares	JVTSX	Class S Shares	JVTNX	Class N Shares
	JVTCX	Class C Shares	JVTIX	Class I Shares	JAVTX	Class T Shares

Investment Objective
Janus Henderson Venture Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 95 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.13%	0.14%	0.28%	0.11%	0.03%	0.27%
Total Annual Fund Operating Expenses	1.02%	1.78%	1.17%	0.75%	0.67%	0.91%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 673	$ 881	$ 1,106	$ 1,751
Class C Shares	$ 281	$ 560	$ 964	$ 1,894
Class S Shares	$ 119	$ 372	$ 644	$ 1,420
Class I Shares	$ 77	$ 240	$ 417	$ 930
Class N Shares	$ 68	$ 214	$ 373	$ 835
Class T Shares	$ 93	$ 290	$ 504	$ 1,120

53 | Janus Henderson Venture Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 673	$ 881	$ 1,106	$ 1,751
Class C Shares	$ 181	$ 560	$ 964	$ 1,894
Class S Shares	$ 119	$ 372	$ 644	$ 1,420
Class I Shares	$ 77	$ 240	$ 417	$ 930
Class N Shares	$ 68	$ 214	$ 373	$ 835
Class T Shares	$ 93	$ 290	$ 504	$ 1,120

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The Fund may also invest in larger companies with strong growth potential. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index at the time of initial purchase. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2020, they ranged from approximately $18 million to $10.9 billion. The Fund may invest in shares of companies through initial public offerings.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may also invest in foreign securities, which may include investments in emerging markets.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small-Sized Companies Risk.   The Fund’s investments in securities issued by small-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
54 | Janus Henderson Venture Fund

Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on May 6, 2011. Class N Shares of the Fund commenced operations on May 31, 2012 .
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
55 | Janus Henderson Venture Fund

•
The performance shown for Class N Shares for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to May 6, 2011, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class N Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	29.64%	Worst Quarter:	1st Quarter 2020	– 25.82%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (4/30/85)
Class T Shares
Return Before Taxes	31.51%	16.34%	14.71%	12.69%
Return After Taxes on Distributions	29.81%	14.92%	12.75%	10.56%
Return After Taxes on Distributions and Sale of Fund Shares	19.78%	12.86%	11.62%	10.22%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	9.05%
Russell 2000® Index (reflects no deduction for expenses, fees, or taxes)	19.96%	13.26%	11.20%	9.98%
Class A Shares
Return Before Taxes(1)	23.80%	14.84%	13.82%	12.33%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	9.05%
Russell 2000® Index (reflects no deduction for expenses, fees, or taxes)	19.96%	13.26%	11.20%	9.98%
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Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (4/30/85)
Class C Shares
Return Before Taxes(2)	29.41%	15.37%	13.46%	11.76%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	9.05%
Russell 2000® Index (reflects no deduction for expenses, fees, or taxes)	19.96%	13.26%	11.20%	9.98%
Class S Shares
Return Before Taxes	31.14%	16.04%	14.33%	12.39%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	9.05%
Russell 2000® Index (reflects no deduction for expenses, fees, or taxes)	19.96%	13.26%	11.20%	9.98%
Class I Shares
Return Before Taxes	31.70%	16.52%	14.89%	12.74%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	9.05%
Russell 2000® Index (reflects no deduction for expenses, fees, or taxes)	19.96%	13.26%	11.20%	9.98%
Class N Shares
Return Before Taxes	31.81%	16.62%	14.94%	12.76%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	9.05%
Russell 2000® Index (reflects no deduction for expenses, fees, or taxes)	19.96%	13.26%	11.20%	9.98%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell 2000 Growth Index. The Fund also compares its performance to the Russell 2000 Index. The indices are described below.
•
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Jonathan D. Coleman , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since May 2013. Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.
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Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with
Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended September 30, 2020.
•
“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•
“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.64% for each of Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
•
A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•
“Other Expenses”
°
for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
°
for Class S Shares, Class R Shares, and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°
for all classes, include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
•
Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on January 28, 2021. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver will have a positive effect upon a fund’s performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies.
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•
All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks. The portfolio managers and/or investment personnel generally take a “bottom up” approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria, with the exception of the portfolio managers of Janus Henderson Growth and Income Fund, Janus Henderson Triton Fund, and Janus Henderson Venture Fund, who do consider the size of a company within the criteria described in their respective investment strategies. The portfolio managers and/or investment personnel may sell a holding if, among other things, the security reaches the portfolio managers’ and/or investment personnel’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The portfolio managers and/or investment personnel may also sell a Fund holding to meet redemptions and, with respect to Janus Henderson Research Fund, to rebalance sector weightings.
Janus Henderson Balanced Fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The portfolio managers who focus on the equity portion of the Fund apply a “bottom up” approach and look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers who focus on the fixed-income portion of the Fund use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
Janus Henderson Growth and Income Fund pursues its investment objective by normally investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio managers believe have income potential. With respect to the selection of equity securities selected for growth potential, the portfolio managers additionally consider income-generating potential. With respect to the selection of securities selected for income potential, equity securities may make up part or all of the income component. The portfolio managers focus on identifying large, well-established companies that pay out a large portion of their free cash flow in dividends and have the ability to grow their dividends over time.
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Janus Henderson Contrarian Fund’s portfolio manager will typically seek attractively valued companies. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. A company may be considered attractively valued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth (“undervalued”). A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.
Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Centralized Equity Research Matthew Peron (the “Central Research Team”), select investments for Janus Henderson Research Fund that reflect the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis and rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: i) good and preferably growing free cash flow, ii) strong and defensible market position, iii) healthy risk/return profile, iv) exemplary governance, and v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers.
Cash Position
The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Emerging market countries in which a Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
Foreign Securities
Certain Funds may invest in foreign securities. The portfolio managers and/or investment personnelseek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant
61 | Janus Investment Fund

greater consideration in selecting foreign securities. There are no limitations on the countries in which a Fund may invest, and a Fund may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent a Fund invests in high-yield/high-risk bonds, under normal circumstances, each Fund, with the exception of Janus Henderson Balanced Fund and Janus Henderson Contrarian Fund, will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets. Janus Henderson Balanced Fund will limit its investments in such bonds to 35% or less of the fixed-income portion of its net assets and Janus Henderson Contrarian Fund will limit its investments in such bonds to 20% or less of its net assets.
Illiquid Investments
A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
A Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Fund may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on a Fund.
Loans
Janus Henderson Balanced Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets.
Bank Loans.   Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans.   Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans.   DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report
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of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans.   Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
A Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
A Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Fund’s yield and return.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Janus Henderson Contrarian Fund and Janus Henderson Forty Fund are classified as “nondiversified.” A fund that is classified as “nondiversified” has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managershave identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the fund.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund’s portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Real Estate-Related Securities
A Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
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Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle or in time deposits and will receive an investment advisory fee for managing such assets.
Short Sales
Certain Funds may engage in short sales. In general, no more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). A Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Fund to similar risks. To the extent that a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a Fund, which may increase the Fund’s volatility.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund’s portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in
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bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments
A Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s net asset value (“NAV”). Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government Securities
Each Fund, particularly Janus Henderson Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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other investment companies (such as exchange-traded funds)
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Brexit Risk.   The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that a Fund has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Fund’s investments.
Convertible Securities Risk.   A Fund may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Counterparty Risk .   Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus
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Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.   Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
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Currency Futures Risk.   Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
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Forward Foreign Currency Exchange Contract Risk.   Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward currency contract at the optimal time and may adversely affect a Fund’s returns and net asset value.
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Index Credit Default Swaps Risk.   If a Fund holds a long position in an index credit default swap (“CDX”) , the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, a Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Fund will not be able to meet its obligation to the counterparty.
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Emerging Markets Risk.   Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in emerging market securities may be reduced when a Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which a Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk.   A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.   The Funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.
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Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk.   The Funds, particularly Janus Henderson Balanced Fund, may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Fund’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause a Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
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Foreign Exposure Risk.   Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Some of the risks of investing directly in foreign securities may be reduced to the extent that a Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk.   As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Political and Economic Risk.  Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict a Fund’s ability to buy affected securities or force a Fund to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Fund may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk.   There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Foreign Market Risk.   Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
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Geographic Concentration Risk.   To the extent that a Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
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Transaction Costs.   Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.   High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk.   Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry and sector risk.
Initial Public Offering and Secondary Offering Risk.   A Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Funds, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain Funds’ performance in the past, there can be no assurance that the Funds will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
A Fund may purchase shares in secondary offerings. Secondary offerings may expose a Fund to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that is has a small asset base. Secondary offering shares frequently are volatile in price. As a result, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk.   Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The Funds may use futures, swaps, options, and other derivatives to manage interest rate risk. The income component of Janus Henderson Balanced Fund’s holdings includes fixed-income securities. The income component of Janus Henderson Growth and Income Fund’s holdings may include fixed-income securities.
Leverage Risk.   Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
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LIBOR Replacement Risk.   Janus Henderson Balanced Fund may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates resulting in a reduction in the value of certain instruments held by a Fund, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect a Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for certain Funds. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Liquidity Risk.   A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in Rule 144A and restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value, may increase brokerage costs, and may result in taxable capital gains.
Loan Risk.   Janus Henderson Balanced Fund may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
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Bank Loan Risk.   The bank loans in which Janus Henderson Balanced Fund invests may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity
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risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing the Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent the Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).
The Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
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Bridge Loan Risk.   Investments in bridge loans subject the Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
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DIP Loan Risk.   Investments in debtor-in-possession (“DIP”) loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP loan.
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Mezzanine Loan Risk.   Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
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Management Risk.   The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund’s share price may also decrease.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s and/or investment personnel’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
A Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s and/or investment personnel’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s and/or investment personnel’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.   The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ and/or investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the end of quantitative easing and/or rising interest rates could cause the value of a Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund, you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and other pandemics, including the COVID-19 outbreak), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on a Fund and its investments, a Fund’s ability to meet redemption requests, and the processes and operations of a Fund’s service providers, including Janus Capital.
Mortgage- and Asset-Backed Securities Risk.   Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks
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associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk.   Janus Henderson Contrarian Fund and Janus Henderson Forty Fund are classified as nondiversified under the Investment Company Act of 1940, as amended, and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by a Fund may have a greater impact on the Fund’s net asset value and total return. Being nondiversified may also make a Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although each Fund may satisfy the requirements for a diversified fund, and has from time to time operated as diversified, each Fund’s nondiversified classification gives the Fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. A Fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund’s performance and share price. Since Janus Henderson Forty Fund normally invests primarily in a core portfolio of 30-40 common stocks, this risk may be increased.
Real Estate Securities Risk.   To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.   To the extent that a Fund holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Rule 144A Securities Risk.   Certain Funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with the Funds’ applicable policies and procedures and the
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SEC’sliquidity rule. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively a Fund’s ability to dispose of such securities promptly or at expected prices. Accordingly, a Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Small- and Mid-Sized Companies Risk.   A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
Sovereign Debt Risk.   A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk.   A Fund may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, a Fund could suffer a loss. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to a Fund may be less favorable than the security delivered to the dealer. Accordingly, there is a risk that the security that a Fund buys will lose value between the purchase and settlement dates. When a Fund sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. A Fund is generally not required to pay for the TBA security until the settlement date and, as a result, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Warrants and Rights Risk.   The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios and furnishes continuous advice and recommendations concerning the Funds’ investments for the Funds. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission (the “SEC”)
that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund, with the exception of Janus Henderson Balanced Fund, Janus Henderson Contrarian Fund, Janus Henderson Enterprise Fund, and Janus Henderson Triton Fund, have approved the use of a manager-of-managers structure.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Funds.

Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay.
The following tables reflect each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).
Fixed-Rate Investment Advisory Fee
The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund’s average daily net assets.
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Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (1) (%) (for the fiscal year ended September 30, 2020
Janus Henderson Balanced Fund	All Asset Levels	0.55	0.55
Janus Henderson Enterprise Fund	All Asset Levels	0.64	0.64
Janus Henderson Growth and Income Fund	All Asset Levels	0.60	0.60
Janus Henderson Triton Fund	All Asset Levels	0.64	0.64
Janus Henderson Venture Fund	All Asset Levels	0.64	0.64

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels for at least a one-year period commencing on January 28, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are reflected in the actual investment advisory fee rates shown.
Performance-Based Investment Advisory Fee
As reflected in the table below, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, and Janus Henderson Forty Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period. The second column in the table below shows each Fund’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Fund’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year.
As an example, if a Fund outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Fund Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Investment Advisory Fee Rate (1) (%) (for the fiscal year ended September 30, 2020)
Janus Henderson Contrarian Fund	0.64	± 7.00%	0.55	0.55
Janus Henderson Research Fund	0.64	± 5.00%	0.51	0.51
Janus Henderson Forty Fund	0.64	± 8.50%	0.65	0.65

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels for at least a one-year period commencing on January 28, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers and any applicable performance adjustments are reflected in the actual investment advisory fee rates shown.
For Janus Henderson Contrarian Fund, Janus Henderson Research Fund, and Janus Henderson Forty Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance
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adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:
Fund Name	Benchmark Index
Janus Henderson Contrarian Fund	S&P 500 Index
Janus Henderson Research Fund	Russell 1000 Growth Index
Janus Henderson Forty Fund	Russell 1000 Growth Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months.
No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual report (for the period ending September 30) and semiannual report (for the period ending March 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
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Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, if applicable, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver for at least a one-year period commencing on January 28, 2021.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Balanced Fund	0.68
Janus Henderson Contrarian Fund(1)	0.75
Janus Henderson Enterprise Fund	0.80
Janus Henderson Forty Fund(1)	0.68
Janus Henderson Growth and Income Fund	0.67
Janus Henderson Research Fund(1)	0.68
Janus Henderson Triton Fund	0.92
Janus Henderson Venture Fund	0.92

(1)
The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

Investment personnel
Janus Henderson Balanced Fund

Co-Portfolio Managers Jeremiah Buckley, Michael Keough, Marc Pinto, and Greg Wilensky are responsible for the day-to-day management of the Fund. Messrs. Keough and Wilensky focus on the fixed-income portion of the Fund. Messrs. Buckley and Pinto focus on the equity portion of the Fund. Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-Portfolio Manager of Janus Henderson Balanced Fund until April 2, 2021. Effective April 2, 2021, all references to Marc Pinto are deleted from this Prospectus. Mr. Buckley will continue to serve as Portfolio Manager of the equity portion of the Fund.
Jeremiah Buckley , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1998 as an analyst. Mr. Buckley holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. Mr. Buckley holds the Chartered Financial Analyst designation.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since December 2019. Mr. Keough is also Portfolio Manager for other Janus Henderson accounts. He joined Janus Capital in January 2007 as an analyst. Mr. Keough holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Marc Pinto , CFA, is Executive Vice President and lead Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor of Arts degree in History from Yale University and a Master of Business Administration degree from Harvard University. Mr. Pinto holds the Chartered Financial Analyst designation.
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Greg Wilensky , CFA, is Head of U.S. Fixed Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in January 2020, Mr. Wilensky was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. Mr. Wilensky holds the Chartered Financial Analyst designation.
Janus Henderson Contrarian Fund

Nick Schommer , CFA, is Executive Vice President and Portfolio Manager of Janus Henderson Contrarian Fund, which he has managed since July 2017. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in June 2013, Mr. Schommer was an associate portfolio manager at Thornburg Investment Management from January 2012 to May 2013, and a research analyst at Marsico Capital Management, LLC from 2007 to 2011. Mr. Schommer holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
Janus Henderson Enterprise Fund

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Fund. Mr. Demain, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Enterprise Fund, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1999 as a securities analyst. Mr. Demain holds a Bachelor of Arts degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.
Cody Wheaton , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Enterprise Fund, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in 2001 as a research analyst. Mr. Wheaton holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.
Janus Henderson Forty Fund

Co-Portfolio Managers A. Douglas Rao and Nick Schommer jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of Janus Henderson Forty Fund, which he has managed or co-managed since June 2013. Mr. Rao is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in May 2013, Mr. Rao was a portfolio manager with Marsico Capital Management, LLC from 2007 to 2012. Mr. Rao holds a Bachelor of Arts degree in History from the University of Virginia and a Master of Business Administration degree from the University of California, Los Angeles.
Nick Schommer , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Forty Fund, which he has co-managed since January 2016. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in June 2013, Mr. Schommer was an associate portfolio manager at Thornburg Investment Management from January 2012 to May 2013, and a research analyst at Marsico Capital Management, LLC from 2007 to 2011. Mr. Schommer holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
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Janus Henderson Growth and Income Fund

Co-Portfolio Managers Jeremiah Buckley and Marc Pinto jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-Portfolio Manager of Janus Henderson Growth and Income Fund until April 2, 2021. Effective April 2, 2021, all references to Marc Pinto are deleted from this Prospectus. Mr. Buckley will continue to serve as Portfolio Manager of the Fund.
Jeremiah Buckley , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Growth and Income Fund, which he has co-managed since July 2014. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1998 as an analyst. Mr. Buckley holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. Mr. Buckley holds the Chartered Financial Analyst designation.
Marc Pinto , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Growth and Income Fund, which he has managed or co-managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor of Arts degree in History from Yale University and a Master of Business Administration degree from Harvard University. Mr. Pinto holds the Chartered Financial Analyst designation.
Janus Henderson Research Fund

The Central Research Team selects investments for Janus Henderson Research Fund and has done so since February 2006. The Central Research Team consists of Janus Capital’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is Janus Capital’s Director of Centralized Equity Research. Mr. Peron is primarily responsible for the day-to-day operations of the Fund. He leads the Portfolio Oversight Team that reviews the Fund’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in April 2020, Mr. Peron was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Janus Henderson Triton Fund

Co-Portfolio Managers Jonathan D. Coleman and Scott Stutzman are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Jonathan D. Coleman , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Triton Fund, which he has managed or co-managed since May 2013. Mr. Coleman is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1994 as a research analyst and was formerly Co-Chief Investment Officer of Janus Capital from 2006 to 2013. Mr. Coleman holds a Bachelor of Arts degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.
Scott Stutzman , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Triton Fund, which he has co-managed since July 2016. Mr. Stutzman is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in 2007 as a research analyst. Mr. Stutzman holds a Bachelor of Science degree in Industrial Engineering and Management Sciences from Northwestern University, and a Master of Business Administration degree, with a concentration in Finance, from Columbia University. Mr. Stutzman holds the Chartered Financial Analyst designation.
Janus Henderson Venture Fund

Co-Portfolio Managers Jonathan D. Coleman and Scott Stutzman are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
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Jonathan D. Coleman , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Venture Fund, which he has managed or co-managed since May 2013. Mr. Coleman is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1994 as a research analyst and was formerly Co-Chief Investment Officer of Janus Capital from 2006 to 2013. Mr. Coleman holds a Bachelor of Arts degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.
Scott Stutzman , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Venture Fund, which he has co-managed since July 2016. Mr. Stutzman is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in 2007 as a research analyst. Mr. Stutzman holds a Bachelor of Science degree in Industrial Engineering and Management Sciences from Northwestern University, and a Master of Business Administration degree, with a concentration in Finance, from Columbia University. Mr. Stutzman holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ and/or investment personnel’s compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Janus Henderson Triton Fund and Janus Henderson Venture Fund have limited sales of their Shares. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the “Shareholder’s Guide” section of this Prospectus and in the “Shares of the Trust” section of the SAI.

LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE Funds
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Balanced Fund and Janus Henderson Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-advantaged account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment
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income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”).
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with a Fund) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with a Fund in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The
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Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If a Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Fundsoffer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. In addition, Class A Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, certain self-directed brokerage platforms where the financial intermediary is the broker of record, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholder’s Guide for additional details.
Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares. Other share classes described in this Prospectus as eligible for investment by retirement plans are unaffected by this closure.
Class C Shares currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares. For more information, please refer to “Conversion of Class C Shares to Class A Shares.”
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares may also be available to retail investors purchasing in qualified or nonqualified accounts where such accounts are held through an omnibus account at your broker or financial intermediary. For more information please refer to Appendix A which accompanies this Prospectus. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. In addition to these fees and expenses paid by Class I Shares, your broker or financial intermediary may impose a commission or other sales charge on purchases. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health
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savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Funds, Janus Capital or its affiliates. Your broker or financial intermediary may impose a commission or other sales charge on purchases of Class N Shares. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by Janus Henderson Distributors including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. Class R Shares pay up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of the plan or plan participants.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with a Fund, please contact a Janus Henderson representative at 1-800-333-1181.

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class I Shares or Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received by the Funds, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the Funds are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to
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reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares are offered by this Prospectus. The Fundsoffer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•
how much you plan to invest;
•
how long you expect to own the shares;
•
the expenses paid by each class; and
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•
for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500(2)
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares(4)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries(4)
Minimum initial investment
• institutional investors (investing directly with a Fund)	$1,000,000
• through an intermediary institution	$2,500(3)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
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Class N Shares(4)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries(4)
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500(5)
• Institutional investors (investing directly with a Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class R Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.50% annual distribution/service fee
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)
May be waived under certain circumstances.
(2)
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to this minimum. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
(3)
Exceptions to this minimum may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
(4)
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
(5)
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares, Class S Shares, and Class R Shares (each a “Plan”) and Class C Shares
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(the “Class C Plan”), each Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00%(1)
Class S Shares	0.25%
Class R Shares	0.50%

(1)
Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares, Class R Shares, and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares, Class R Shares, and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for
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providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive
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such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares and Class N Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
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In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors (including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments) who established Class I Share accounts before August 4, 2017 and invest directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum. For institutional investors investing directly with a Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans, including health savings accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class R Shares
There is no investment minimum for investors in a defined contribution plan. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums. For all other account types, the minimum investment is $2,500.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
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Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price (1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)
Offering Price includes the initial sales charge.
(2)
A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
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1.00% on amounts of $1,000,000 but under $4,000,000;
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0.50% on amounts of $4,000,000 but under $10,000,000;
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0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their family members): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. A “family member” includes, but is not necessarily limited to (based on the reasonable discretion of Janus Capital), a qualifying person’s sibling, spouse or domestic partner, lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), lineal descendant (son, daughter, step-son, step-daughter, grandson, granddaughter, great-grandson, great-granddaughter) or any sibling, spouse or domestic partner of a family member who is a lineal descendant or ascendant of a qualifying person. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; (ii) investors purchasing Class A Shares through a financial intermediary’s self-directed brokerage platform where the financial intermediary is the broker of record; and (iii) investors purchasing Class A Shares through fee-based broker-dealers or
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financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. Adviser-assisted, employer-sponsored defined contribution plans include, for example, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans. For purposes of qualifying for a waiver of the initial sales charge, the following retirement accounts are not eligible: 403(b) custodial accounts where shares are held on behalf of the individual, and not on behalf of the plan or plan trust, SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation.   You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.   You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. Investments made prior to the signing date are not aggregated with, and are not eligible to be included toward, the investment goal.
You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Capital appreciation, capital gains, and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.   To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•
trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
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solely controlled business accounts; and
•
single participant retirement plans.
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To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Conversion of Class C Shares to Class A Shares
The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased.
For Class C Shares held in omnibus accounts on intermediary platforms, the Funds will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.
It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.

Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-advantaged accounts).
•
You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•
You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
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•
You must meet the minimum investment amount for each fund.
•
The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•
Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
Class C Shares are closed to investments by new employer-sponsored retirement plans, and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.
•
Your Class C Shares that have been held for eight years will automatically convert to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month in which the eighth anniversary of the date of purchase occurs. For more information refer to “Conversion of Class C Shares to Class A Shares.”
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to an initial sales charge. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or an automatic conversion after eight years, or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within two business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility
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requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to
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Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•
Upon the death or disability of an account owner;
•
Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•
Retirement plan shareholders taking required minimum distributions;
•
The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•
If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
For each redemption of Class A Shares, you have a one-time right to reinvest the proceeds of such redemption into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

CLOSED FUND POLICIES – JANUS HENDERSON TRITON FUND
The Fund has limited sales of its shares at this time because Janus Capital and the Trustees believe continued unlimited sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume unlimited sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) employer-sponsored retirement plans that are offered through existing retirement platforms, as well as employees of JHG and any of its subsidiaries covered under the JHG retirement plan; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds, may invest in the Fund; (vii) certain non-Janus Henderson “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of wrap or model allocation programs, including RIAs, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders and new investors investing through Janus Henderson proprietary model strategies; (ix) current Janus Henderson clients invested in the Janus Henderson Small-Mid Cap Growth strategy who seek to change investment vehicles; and (x) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers.
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Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offer the Fund as an investment option, and any company that, as a result of such transaction, becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund where Janus Capital committed in writing, prior to the Fund’s closing, to make the Fund available for certain institutional investors. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

CLOSED FUND POLICIES – JANUS HENDERSON VENTURE FUND
The Fund has limited sales of its shares at this time because Janus Capital and the Trustees believe continued unlimited sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume unlimited sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) employer-sponsored retirement plans that are offered through existing retirement platforms, as well as employees of JHG and any of its subsidiaries covered under the JHG retirement plan; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds, may invest in the Fund; (vii) certain non-Janus Henderson “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of wrap or model allocation programs, including RIAs, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders; (ix) current Janus Henderson clients invested in the Janus Henderson Small-Cap Growth strategy who seek to change investment vehicles; and (x) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offer the Fund as an investment option, and any company that, as a result of such transaction, becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund where Janus Capital committed in writing, prior to the Fund’s closing, to make the Fund available for certain institutional investors. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

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Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
exchange limitations as described under “Exchanges”;
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Fund Shares”.
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
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Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings.   A schedule of each Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Fund at janushenderson.com/info. A complete schedule of each Fund’s portfolio holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. Each Fund’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, each Fund’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
•
Top Holdings.   Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag.
•
Other Information.   Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus
105 | Janus Investment Fund

Henderson’s Chief Investment Officer, in consultation with the Funds’ Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.

Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Funds’ fiscal year ends September 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
106 | Janus Investment Fund

Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Funds for the fiscal periods ended September 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Balanced Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.45	$35.22	$32.46	$29.00	$29.12
Income from investment operations:
Net investment income/(loss)(1)	0.49	0.60	0.50	0.52	0.47
Net gain/(loss) on investments (both realized and unrealized)	3.75	1.82	3.87	3.88	1.22
Total from investment operations	4.24	2.42	4.37	4.40	1.69
Less distributions:
Dividends from net investment income	(0.53)	(0.60)	(0.50)	(0.59)	(0.48)
Distributions from capital gains	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)
Total distributions	(0.92)	(2.19)	(1.61)	(0.94)	(1.81)
Net asset value, end of period	$38.77	$35.45	$35.22	$32.46	$29.00
Total return(2)	12.14%	7.73%	13.81%	15.44%	5.86%
Net assets, end of period (in thousands)	$1,519,093	$1,082,508	$768,529	$625,454	$1,008,842
Average net assets for the period (in thousands)	$1,249,156	$905,165	$666,296	$781,785	$1,037,006
Ratio of gross expenses to average net assets	0.90%	0.93%	0.95%	0.94%	0.94%
Ratio of net expenses to average net assets	0.90%	0.93%	0.95%	0.94%	0.94%
Ratio of net investment income/(loss) to average net assets	1.34%	1.78%	1.48%	1.68%	1.63%
Portfolio turnover rate	90%(3)	81%(3)	88%	60%	83%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(3)
Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
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Janus Henderson Balanced Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.09	$34.90	$32.19	$28.78	$28.95
Income from investment operations:
Net investment income/(loss)(1)	0.23	0.37	0.27	0.31	0.26
Net gain/(loss) on investments (both realized and unrealized)	3.71	1.79	3.84	3.85	1.20
Total from investment operations	3.94	2.16	4.11	4.16	1.46
Less distributions:
Dividends from net investment income	(0.30)	(0.38)	(0.29)	(0.40)	(0.30)
Distributions from capital gains	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)
Total distributions	(0.69)	(1.97)	(1.40)	(0.75)	(1.63)
Net asset value, end of period	$38.34	$35.09	$34.90	$32.19	$28.78
Total return(2)	11.37%	6.98%	13.06%	14.67%	5.09%
Net assets, end of period (in thousands)	$2,415,890	$1,992,062	$1,594,610	$1,290,994	$1,408,455
Average net assets for the period (in thousands)	$2,207,746	$1,743,474	$1,403,777	$1,322,392	$1,401,426
Ratio of gross expenses to average net assets	1.61%	1.62%	1.62%	1.61%	1.65%
Ratio of net expenses to average net assets	1.61%	1.62%	1.62%	1.61%	1.65%
Ratio of net investment income/(loss) to average net assets	0.64%	1.10%	0.81%	1.03%	0.92%
Portfolio turnover rate	90%(3)	81%(3)	88%	60%	83%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(3)
Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
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Janus Henderson Balanced Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.43	$35.20	$32.44	$28.99	$29.12
Income from investment operations:
Net investment income/(loss)(1)	0.43	0.55	0.46	0.48	0.43
Net gain/(loss) on investments (both realized and unrealized)	3.76	1.82	3.87	3.88	1.21
Total from investment operations	4.19	2.37	4.33	4.36	1.64
Less distributions:
Dividends from net investment income	(0.47)	(0.55)	(0.46)	(0.56)	(0.44)
Distributions from capital gains	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)
Total distributions	(0.86)	(2.14)	(1.57)	(0.91)	(1.77)
Net asset value, end of period	$38.76	$35.43	$35.20	$32.44	$28.99
Total return(2)	11.99%	7.56%	13.67%	15.30%	5.68%
Net assets, end of period (in thousands)	$551,605	$551,985	$589,812	$622,279	$657,563
Average net assets for the period (in thousands)	$532,958	$549,514	$610,278	$637,727	$706,818
Ratio of gross expenses to average net assets	1.07%	1.08%	1.07%	1.07%	1.09%
Ratio of net expenses to average net assets	1.07%	1.07%	1.07%	1.07%	1.08%
Ratio of net investment income/(loss) to average net assets	1.18%	1.64%	1.36%	1.57%	1.48%
Portfolio turnover rate	90%(3)	81%(3)	88%	60%	83%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(3)
Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
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Janus Henderson Balanced Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.55	$35.31	$32.53	$29.06	$29.18
Income from investment operations:
Net investment income/(loss)(1)	0.58	0.70	0.61	0.61	0.55
Net gain/(loss) on investments (both realized and unrealized)	3.77	1.83	3.88	3.89	1.21
Total from investment operations	4.35	2.53	4.49	4.50	1.76
Less distributions:
Dividends from net investment income	(0.61)	(0.70)	(0.60)	(0.68)	(0.55)
Distributions from capital gains	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)
Total distributions	(1.00)	(2.29)	(1.71)	(1.03)	(1.88)
Net asset value, end of period	$38.90	$35.55	$35.31	$32.53	$29.06
Total return(2)	12.45%	8.02%	14.18%	15.79%	6.10%
Net assets, end of period (in thousands)	$7,688,726	$5,225,684	$3,197,893	$2,096,893	$1,636,459
Average net assets for the period (in thousands)	$6,311,815	$4,116,708	$2,460,247	$1,795,486	$1,651,399
Ratio of gross expenses to average net assets	0.65%	0.65%	0.64%	0.65%	0.67%
Ratio of net expenses to average net assets	0.65%	0.65%	0.64%	0.65%	0.67%
Ratio of net investment income/(loss) to average net assets	1.59%	2.07%	1.80%	2.00%	1.90%
Portfolio turnover rate	90%(3)	81%(3)	88%	60%	83%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(3)
Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
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Janus Henderson Balanced Fund – Class N
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.51	$35.28	$32.50	$29.04	$29.15
Income from investment operations:
Net investment income/(loss)(1)	0.61	0.73	0.63	0.64	0.57
Net gain/(loss) on investments (both realized and unrealized)	3.76	1.81	3.88	3.87	1.22
Total from investment operations	4.37	2.54	4.51	4.51	1.79
Less distributions:
Dividends from net investment income	(0.63)	(0.72)	(0.62)	(0.70)	(0.57)
Distributions from capital gains	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)
Total distributions	(1.02)	(2.31)	(1.73)	(1.05)	(1.90)
Net asset value, end of period	$38.86	$35.51	$35.28	$32.50	$29.04
Total return(2)	12.53%	8.07%	14.26%	15.84%	6.23%
Net assets, end of period (in thousands)	$1,285,159	$946,741	$2,480,945	$2,054,731	$1,834,036
Average net assets for the period (in thousands)	$1,142,389	$1,651,136	$2,273,486	$1,952,775	$1,801,032
Ratio of gross expenses to average net assets	0.57%	0.58%	0.57%	0.58%	0.59%
Ratio of net expenses to average net assets	0.57%	0.58%	0.57%	0.58%	0.59%
Ratio of net investment income/(loss) to average net assets	1.67%	2.19%	1.86%	2.07%	1.98%
Portfolio turnover rate	90%(3)	81%(3)	88%	60%	83%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(3)
Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
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Janus Henderson Balanced Fund – Class R
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.23	$35.02	$32.29	$28.87	$29.02
Income from investment operations:
Net investment income/(loss)(1)	0.34	0.47	0.37	0.40	0.35
Net gain/(loss) on investments (both realized and unrealized)	3.73	1.80	3.85	3.87	1.21
Total from investment operations	4.07	2.27	4.22	4.27	1.56
Less distributions:
Dividends from net investment income	(0.39)	(0.47)	(0.38)	(0.50)	(0.38)
Distributions from capital gains	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)
Total distributions	(0.78)	(2.06)	(1.49)	(0.85)	(1.71)
Net asset value, end of period	$38.52	$35.23	$35.02	$32.29	$28.87
Total return(2)	11.71%	7.29%	13.38%	15.02%	5.40%
Net assets, end of period (in thousands)	$404,420	$366,621	$345,667	$341,389	$283,729
Average net assets for the period (in thousands)	$375,839	$347,861	$339,637	$327,651	$288,241
Ratio of gross expenses to average net assets	1.32%	1.32%	1.32%	1.32%	1.34%
Ratio of net expenses to average net assets	1.32%	1.32%	1.32%	1.32%	1.34%
Ratio of net investment income/(loss) to average net assets	0.93%	1.39%	1.11%	1.33%	1.23%
Portfolio turnover rate	90%(3)	81%(3)	88%	60%	83%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(3)
Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
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Janus Henderson Balanced Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.49	$35.26	$32.49	$29.02	$29.15
Income from investment operations:
Net investment income/(loss)(1)	0.52	0.64	0.54	0.56	0.50
Net gain/(loss) on investments (both realized and unrealized)	3.76	1.82	3.88	3.89	1.20
Total from investment operations	4.28	2.46	4.42	4.45	1.70
Less distributions:
Dividends from net investment income	(0.55)	(0.64)	(0.54)	(0.63)	(0.50)
Distributions from capital gains	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)
Total distributions	(0.94)	(2.23)	(1.65)	(0.98)	(1.83)
Net asset value, end of period	$38.83	$35.49	$35.26	$32.49	$29.02
Total return(2)	12.26%	7.82%	13.97%	15.62%	5.92%
Net assets, end of period (in thousands)	$6,473,729	$5,813,161	$5,422,276	$4,736,612	$4,664,334
Average net assets for the period (in thousands)	$6,067,333	$5,475,178	$5,098,558	$4,654,904	$4,856,359
Ratio of gross expenses to average net assets	0.82%	0.83%	0.82%	0.83%	0.84%
Ratio of net expenses to average net assets	0.82%	0.82%	0.82%	0.82%	0.83%
Ratio of net investment income/(loss) to average net assets	1.43%	1.90%	1.61%	1.83%	1.74%
Portfolio turnover rate	90%(3)	81%(3)	88%	60%	83%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(3)
Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
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Janus Henderson Contrarian Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.63	$21.61	$19.92	$18.53	$18.56
Income from investment operations:
Net investment income/(loss)(1)	0.12	0.12	0.06	0.05	0.07
Net gain/(loss) on investments (both realized and unrealized)	3.17	1.36	3.10	2.02	0.43
Total from investment operations	3.29	1.48	3.16	2.07	0.50
Less distributions:
Dividends from net investment income	(0.14)	(0.04)	—	—(2)	(0.03)
Distributions from capital gains	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)
Total distributions	(2.46)	(1.46)	(1.47)	(0.68)	(0.53)
Net asset value, end of period	$22.46	$21.63	$21.61	$19.92	$18.53
Total return(3)	16.01%	8.76%	16.89%	11.24%	2.77%
Net assets, end of period (in thousands)	$28,123	$20,126	$14,940	$14,557	$53,928
Average net assets for the period (in thousands)	$23,713	$17,754	$13,854	$30,749	$73,939
Ratio of gross expenses to average net assets	0.97%	0.94%	0.87%	0.82%	0.90%
Ratio of net expenses to average net assets	0.97%	0.94%	0.87%	0.82%	0.90%
Ratio of net investment income/(loss) to average net assets	0.60%	0.58%	0.31%	0.25%	0.37%
Portfolio turnover rate	68%	76%	59%	116%	51%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
114 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$19.98	$20.16	$18.80	$17.64	$17.79
Income from investment operations:
Net investment income/(loss)(1)	(0.03)	(0.02)	(0.07)	(0.10)	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	2.92	1.26	2.90	1.94	0.41
Total from investment operations	2.89	1.24	2.83	1.84	0.35
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)
Total distributions	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)
Net asset value, end of period	$20.55	$19.98	$20.16	$18.80	$17.64
Total return(2)	15.20%	8.08%	16.10%	10.46%	2.02%
Net assets, end of period (in thousands)	$7,178	$10,556	$19,126	$27,507	$47,112
Average net assets for the period (in thousands)	$9,451	$12,089	$21,999	$35,731	$58,609
Ratio of gross expenses to average net assets	1.63%	1.58%	1.56%	1.53%	1.62%
Ratio of net expenses to average net assets	1.63%	1.58%	1.56%	1.53%	1.62%
Ratio of net investment income/(loss) to average net assets	(0.15)%	(0.10)%	(0.38)%	(0.54)%	(0.36)%
Portfolio turnover rate	68%	76%	59%	116%	51%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
115 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.55	$21.53	$19.89	$18.53	$18.55
Income from investment operations:
Net investment income/(loss)(1)	0.05	0.07	0.02	—(2)	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.18	1.37	3.09	2.04	0.44
Total from investment operations	3.23	1.44	3.11	2.04	0.48
Less distributions:
Dividends from net investment income	(0.05)	—	—	—	—
Distributions from capital gains	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)
Total distributions	(2.37)	(1.42)	(1.47)	(0.68)	(0.50)
Net asset value, end of period	$22.41	$21.55	$21.53	$19.89	$18.53
Total return(3)	15.71%	8.52%	16.65%	11.05%	2.65%
Net assets, end of period (in thousands)	$451	$1,032	$1,033	$3,842	$4,052
Average net assets for the period (in thousands)	$756	$996	$3,068	$3,920	$4,208
Ratio of gross expenses to average net assets	1.46%	1.35%	1.04%	0.98%	1.04%
Ratio of net expenses to average net assets	1.21%	1.18%	1.03%	0.97%	1.03%
Ratio of net investment income/(loss) to average net assets	0.27%	0.33%	0.10%	0.00%(4)	0.22%
Portfolio turnover rate	68%	76%	59%	116%	51%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)
Less than 0.005%.
116 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.73	$21.68	$19.99	$18.61	$18.64
Income from investment operations:
Net investment income/(loss)(1)	0.18	0.17	0.12	0.07	0.11
Net gain/(loss) on investments (both realized and unrealized)	3.20	1.37	3.12	2.07	0.44
Total from investment operations	3.38	1.54	3.24	2.14	0.55
Less distributions:
Dividends from net investment income	(0.21)	(0.07)	(0.08)	(0.08)	(0.08)
Distributions from capital gains	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)
Total distributions	(2.53)	(1.49)	(1.55)	(0.76)	(0.58)
Net asset value, end of period	$22.58	$21.73	$21.68	$19.99	$18.61
Total return(2)	16.37%	9.05%	17.29%	11.54%	3.05%
Net assets, end of period (in thousands)	$79,528	$90,754	$54,348	$75,603	$93,875
Average net assets for the period (in thousands)	$86,316	$59,058	$58,166	$104,290	$144,380
Ratio of gross expenses to average net assets	0.66%	0.65%	0.57%	0.56%	0.63%
Ratio of net expenses to average net assets	0.66%	0.65%	0.57%	0.56%	0.63%
Ratio of net investment income/(loss) to average net assets	0.84%	0.85%	0.60%	0.37%	0.61%
Portfolio turnover rate	68%	76%	59%	116%	51%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
117 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class N
	Years or Period ended September 30
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$21.68	$21.63	$19.96	$19.49
Income from investment operations:
Net investment income/(loss)(2)	0.20	0.19	0.14	0.01
Net gain/(loss) on investments (both realized and unrealized)	3.20	1.36	3.10	0.46
Total from investment operations	3.40	1.55	3.24	0.47
Less distributions:
Dividends from net investment income	(0.22)	(0.08)	(0.10)	—
Distributions from capital gains	(2.32)	(1.42)	(1.47)	—
Total distributions	(2.54)	(1.50)	(1.57)	—
Net asset value, end of period	$22.54	$21.68	$21.63	$19.96
Total return(3)	16.50%	9.16%	17.37%	2.41%
Net assets, end of period (in thousands)	$48,111	$39,056	$26,808	$19,528
Average net assets for the period (in thousands)	$39,349	$28,593	$24,664	$12,254
Ratio of gross expenses to average net assets(4)	0.58%	0.58%	0.50%	0.51%
Ratio of net expenses to average net assets(4)	0.58%	0.58%	0.50%	0.51%
Ratio of net investment income/(loss) to average net assets(4)	0.97%	0.92%	0.69%	0.44%
Portfolio turnover rate	68%	76%	59%	116%

(1)
Period August 4, 2017 (commencement of Class N Shares) through September 30, 2017.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
118 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class R
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$20.88	$20.97	$19.47	$18.19	$18.27
Income from investment operations:
Net investment income/(loss)(1)	0.01	0.01	(0.05)	(0.04)	—(2)
Net gain/(loss) on investments (both realized and unrealized)	3.05	1.32	3.02	2.00	0.42
Total from investment operations	3.06	1.33	2.97	1.96	0.42
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)
Total distributions	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)
Net asset value, end of period	$21.62	$20.88	$20.97	$19.47	$18.19
Total return(3)	15.37%	8.21%	16.26%	10.81%	2.36%
Net assets, end of period (in thousands)	$410	$780	$676	$740	$1,058
Average net assets for the period (in thousands)	$804	$695	$667	$974	$1,191
Ratio of gross expenses to average net assets	1.70%	1.74%	1.47%	1.23%	1.27%
Ratio of net expenses to average net assets	1.50%	1.48%	1.41%	1.23%	1.27%
Ratio of net investment income/(loss) to average net assets	0.07%	0.04%	(0.24)%	(0.21)%	0.00%(4)
Portfolio turnover rate	68%	76%	59%	116%	51%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)
Less than 0.005%.
119 | Janus Investment Fund

Janus Henderson Contrarian Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.68	$21.63	$19.95	$18.58	$18.62
Income from investment operations:
Net investment income/(loss)(1)	0.15	0.14	0.09	0.05	0.09
Net gain/(loss) on investments (both realized and unrealized)	3.19	1.38	3.11	2.05	0.43
Total from investment operations	3.34	1.52	3.20	2.10	0.52
Less distributions:
Dividends from net investment income	(0.16)	(0.05)	(0.05)	(0.05)	(0.06)
Distributions from capital gains	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)
Total distributions	(2.48)	(1.47)	(1.52)	(0.73)	(0.56)
Net asset value, end of period	$22.54	$21.68	$21.63	$19.95	$18.58
Total return(2)	16.22%	8.92%	17.11%	11.35%	2.87%
Net assets, end of period (in thousands)	$773,177	$730,400	$676,452	$672,788	$754,333
Average net assets for the period (in thousands)	$731,491	$652,848	$656,674	$741,874	$814,169
Ratio of gross expenses to average net assets	0.82%	0.81%	0.74%	0.73%	0.79%
Ratio of net expenses to average net assets	0.81%	0.79%	0.73%	0.72%	0.77%
Ratio of net investment income/(loss) to average net assets	0.73%	0.72%	0.44%	0.26%	0.48%
Portfolio turnover rate	68%	76%	59%	116%	51%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
120 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$136.07	$131.70	$111.15	$94.24	$83.92
Income from investment operations:
Net investment income/(loss)(1)	(0.09)	(0.02)	(0.15)	(0.14)	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	7.94	11.19	22.79	18.61	13.68
Total from investment operations	7.85	11.17	22.64	18.47	13.64
Less distributions:
Dividends from net investment income	—	—	—	—	(0.18)
Distributions from capital gains	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)
Total distributions	(6.15)	(6.80)	(2.09)	(1.56)	(3.32)
Net asset value, end of period	$137.77	$136.07	$131.70	$111.15	$94.24
Total return(2)	5.81%	9.88%	20.63%	19.89%	16.72%
Net assets, end of period (in thousands)	$456,433	$547,328	$666,848	$617,749	$552,545
Average net assets for the period (in thousands)	$493,576	$611,182	$647,856	$632,639	$385,855
Ratio of gross expenses to average net assets	1.17%	1.15%	1.16%	1.18%	1.18%
Ratio of net expenses to average net assets	1.12%	1.11%	1.12%	1.13%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.07)%	(0.02)%	(0.13)%	(0.14)%	(0.05)%
Portfolio turnover rate	14%	13%	13%	10%	8%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
121 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$125.40	$122.67	$104.26	$89.01	$79.78
Income from investment operations:
Net investment income/(loss)(1)	(0.77)	(0.71)	(0.81)	(0.70)	(0.58)
Net gain/(loss) on investments (both realized and unrealized)	7.27	10.24	21.31	17.51	12.95
Total from investment operations	6.50	9.53	20.50	16.81	12.37
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)
Total distributions	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)
Net asset value, end of period	$125.75	$125.40	$122.67	$104.26	$89.01
Total return(2)	5.21%	9.25%	19.93%	19.19%	15.95%
Net assets, end of period (in thousands)	$173,129	$212,985	$254,496	$250,285	$185,629
Average net assets for the period (in thousands)	$188,953	$219,505	$255,949	$233,290	$118,888
Ratio of gross expenses to average net assets	1.69%	1.70%	1.70%	1.73%	1.81%
Ratio of net expenses to average net assets	1.69%	1.70%	1.70%	1.73%	1.81%
Ratio of net investment income/(loss) to average net assets	(0.64)%	(0.61)%	(0.71)%	(0.74)%	(0.71)%
Portfolio turnover rate	14%	13%	13%	10%	8%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
122 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$135.34	$131.09	$110.70	$93.89	$83.56
Income from investment operations:
Net investment income/(loss)(1)	(0.14)	(0.08)	(0.21)	(0.17)	(0.07)
Net gain/(loss) on investments (both realized and unrealized)	7.89	11.13	22.69	18.54	13.62
Total from investment operations	7.75	11.05	22.48	18.37	13.55
Less distributions:
Dividends from net investment income	—	—	—	—	(0.08)
Distributions from capital gains	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)
Total distributions	(6.15)	(6.80)	(2.09)	(1.56)	(3.22)
Net asset value, end of period	$136.94	$135.34	$131.09	$110.70	$93.89
Total return(2)	5.77%	9.84%	20.57%	19.86%	16.67%
Net assets, end of period (in thousands)	$465,207	$589,792	$626,458	$580,629	$470,126
Average net assets for the period (in thousands)	$538,012	$592,420	$593,963	$536,354	$391,803
Ratio of gross expenses to average net assets	1.16%	1.16%	1.16%	1.17%	1.18%
Ratio of net expenses to average net assets	1.16%	1.16%	1.16%	1.17%	1.18%
Ratio of net investment income/(loss) to average net assets	(0.11)%	(0.06)%	(0.17)%	(0.17)%	(0.08)%
Portfolio turnover rate	14%	13%	13%	10%	8%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
123 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$140.62	$135.69	$114.20	$96.60	$85.81
Income from investment operations:
Net investment income/(loss)(1)	0.40	0.45	0.32	0.23	0.29
Net gain/(loss) on investments (both realized and unrealized)	8.24	11.55	23.42	19.09	14.00
Total from investment operations	8.64	12.00	23.74	19.32	14.29
Less distributions:
Dividends from net investment income	(0.22)	(0.27)	(0.16)	(0.16)	(0.36)
Distributions from capital gains	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)
Total distributions	(6.37)	(7.07)	(2.25)	(1.72)	(3.50)
Net asset value, end of period	$142.89	$140.62	$135.69	$114.20	$96.60
Total return(2)	6.20%	10.28%	21.07%	20.32%	17.15%
Net assets, end of period (in thousands)	$6,919,545	$7,666,702	$6,443,068	$4,550,263	$2,524,615
Average net assets for the period (in thousands)	$7,335,476	$6,775,060	$5,408,221	$3,535,026	$1,776,987
Ratio of gross expenses to average net assets	0.75%	0.75%	0.75%	0.77%	0.78%
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.77%	0.78%
Ratio of net investment income/(loss) to average net assets	0.30%	0.34%	0.25%	0.22%	0.32%
Portfolio turnover rate	14%	13%	13%	10%	8%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
124 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class N
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$141.19	$136.18	$114.57	$96.86	$86.00
Income from investment operations:
Net investment income/(loss)(1)	0.53	0.56	0.42	0.33	0.37
Net gain/(loss) on investments (both realized and unrealized)	8.28	11.60	23.51	19.15	14.03
Total from investment operations	8.81	12.16	23.93	19.48	14.40
Less distributions:
Dividends from net investment income	(0.32)	(0.35)	(0.23)	(0.21)	(0.40)
Distributions from capital gains	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)
Total distributions	(6.47)	(7.15)	(2.32)	(1.77)	(3.54)
Net asset value, end of period	$143.53	$141.19	$136.18	$114.57	$96.86
Total return(2)	6.30%	10.38%	21.18%	20.45%	17.25%
Net assets, end of period (in thousands)	$4,867,667	$4,860,043	$3,947,225	$2,940,422	$1,416,813
Average net assets for the period (in thousands)	$4,941,595	$4,213,287	$3,463,197	$2,309,608	$935,924
Ratio of gross expenses to average net assets	0.66%	0.66%	0.66%	0.67%	0.68%
Ratio of net expenses to average net assets	0.66%	0.66%	0.66%	0.67%	0.68%
Ratio of net investment income/(loss) to average net assets	0.39%	0.43%	0.34%	0.31%	0.41%
Portfolio turnover rate	14%	13%	13%	10%	8%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
125 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class R
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$131.34	$127.76	$108.20	$92.03	$82.09
Income from investment operations:
Net investment income/(loss)(1)	(0.46)	(0.39)	(0.50)	(0.41)	(0.28)
Net gain/(loss) on investments (both realized and unrealized)	7.65	10.77	22.15	18.14	13.36
Total from investment operations	7.19	10.38	21.65	17.73	13.08
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)
Total distributions	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)
Net asset value, end of period	$132.38	$131.34	$127.76	$108.20	$92.03
Total return(2)	5.51%	9.56%	20.27%	19.56%	16.38%
Net assets, end of period (in thousands)	$119,190	$150,860	$162,271	$171,439	$134,396
Average net assets for the period (in thousands)	$130,918	$150,191	$167,123	$160,164	$115,477
Ratio of gross expenses to average net assets	1.41%	1.41%	1.41%	1.42%	1.43%
Ratio of net expenses to average net assets	1.41%	1.41%	1.41%	1.42%	1.43%
Ratio of net investment income/(loss) to average net assets	(0.36)%	(0.32)%	(0.43)%	(0.42)%	(0.33)%
Portfolio turnover rate	14%	13%	13%	10%	8%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
126 | Janus Investment Fund

Janus Henderson Enterprise Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$138.90	$134.10	$112.96	$95.60	$84.97
Income from investment operations:
Net investment income/(loss)(1)	0.20	0.24	0.11	0.08	0.15
Net gain/(loss) on investments (both realized and unrealized)	8.13	11.44	23.17	18.91	13.85
Total from investment operations	8.33	11.68	23.28	18.99	14.00
Less distributions:
Dividends from net investment income	(0.06)	(0.08)	(0.05)	(0.07)	(0.23)
Distributions from capital gains	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)
Total distributions	(6.21)	(6.88)	(2.14)	(1.63)	(3.37)
Net asset value, end of period	$141.02	$138.90	$134.10	$112.96	$95.60
Total return(2)	6.04%	10.12%	20.88%	20.16%	16.96%
Net assets, end of period (in thousands)	$5,203,521	$5,461,958	$5,344,306	$4,374,383	$3,050,476
Average net assets for the period (in thousands)	$5,246,105	$5,059,206	$4,920,845	$3,748,225	$2,355,843
Ratio of gross expenses to average net assets	0.91%	0.91%	0.91%	0.92%	0.93%
Ratio of net expenses to average net assets	0.90%	0.91%	0.91%	0.91%	0.93%
Ratio of net investment income/(loss) to average net assets	0.15%	0.19%	0.09%	0.08%	0.17%
Portfolio turnover rate	14%	13%	13%	10%	8%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
127 | Janus Investment Fund

Janus Henderson Forty Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$37.16	$37.42	$33.03	$30.17	$31.28
Income from investment operations:
Net investment income/(loss)(1)	(0.08)	0.02	(0.04)	(0.03)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	12.27	2.25	7.38	6.13	3.50
Total from investment operations	12.19	2.27	7.34	6.10	3.40
Less distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from capital gains	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)
Total distributions	(2.54)	(2.53)	(2.95)	(3.24)	(4.51)
Net asset value, end of period	$46.81	$37.16	$37.42	$33.03	$30.17
Total return(2)	34.62%	7.77%	23.77%	22.03%	11.36%
Net assets, end of period (in thousands)	$411,899	$303,070	$237,547	$211,197	$233,191
Average net assets for the period (in thousands)	$339,815	$268,921	$220,973	$219,728	$234,755
Ratio of gross expenses to average net assets	1.01%	1.01%	1.04%	1.07%	1.10%
Ratio of net expenses to average net assets	1.01%	0.98%	0.98%	1.02%	1.10%
Ratio of net investment income/(loss) to average net assets	(0.21)%	0.05%	(0.13)%	(0.11)%	(0.32)%
Portfolio turnover rate	42%	44%	37%	56%	40%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
128 | Janus Investment Fund

Janus Henderson Forty Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.17	$31.11	$28.08	$26.27	$27.92
Income from investment operations:
Net investment income/(loss)(1)	(0.28)	(0.16)	(0.21)	(0.19)	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	9.79	1.75	6.19	5.24	3.09
Total from investment operations	9.51	1.59	5.98	5.05	2.86
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)
Total distributions	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)
Net asset value, end of period	$37.15	$30.17	$31.11	$28.08	$26.27
Total return(2)	33.67%	7.11%	23.05%	21.24%	10.72%
Net assets, end of period (in thousands)	$137,952	$126,726	$227,488	$235,992	$261,902
Average net assets for the period (in thousands)	$128,357	$154,535	$235,933	$245,129	$262,926
Ratio of gross expenses to average net assets	1.68%	1.63%	1.66%	1.69%	1.68%
Ratio of net expenses to average net assets	1.68%	1.58%	1.59%	1.64%	1.68%
Ratio of net investment income/(loss) to average net assets	(0.87)%	(0.58)%	(0.74)%	(0.72)%	(0.91)%
Portfolio turnover rate	42%	44%	37%	56%	40%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
129 | Janus Investment Fund

Janus Henderson Forty Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.61	$36.02	$31.93	$29.29	$30.54
Income from investment operations:
Net investment income/(loss)(1)	(0.13)	(0.03)	(0.08)	(0.06)	(0.12)
Net gain/(loss) on investments (both realized and unrealized)	11.72	2.15	7.12	5.94	3.38
Total from investment operations	11.59	2.12	7.04	5.88	3.26
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)
Total distributions	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)
Net asset value, end of period	$44.67	$35.61	$36.02	$31.93	$29.29
Total return(2)	34.40%	7.65%	23.63%	21.93%	11.15%
Net assets, end of period (in thousands)	$546,341	$475,553	$516,748	$517,623	$535,216
Average net assets for the period (in thousands)	$491,995	$468,610	$525,707	$512,584	$567,568
Ratio of gross expenses to average net assets	1.17%	1.15%	1.15%	1.18%	1.21%
Ratio of net expenses to average net assets	1.16%	1.10%	1.08%	1.12%	1.21%
Ratio of net investment income/(loss) to average net assets	(0.36)%	(0.08)%	(0.23)%	(0.20)%	(0.43)%
Portfolio turnover rate	42%	44%	37%	56%	40%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
130 | Janus Investment Fund

Janus Henderson Forty Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$38.69	$38.74	$34.00	$30.87	$31.83
Income from investment operations:
Net investment income/(loss)(1)	0.03	0.12	0.07	0.07	—(2)
Net gain/(loss) on investments (both realized and unrealized)	12.80	2.36	7.63	6.30	3.55
Total from investment operations	12.83	2.48	7.70	6.37	3.55
Less distributions:
Dividends from net investment income	(0.10)	—	(0.01)	—	—
Distributions from capital gains	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)
Total distributions	(2.63)	(2.53)	(2.96)	(3.24)	(4.51)
Net asset value, end of period	$48.89	$38.69	$38.74	$34.00	$30.87
Total return(3)	34.97%	8.06%	24.19%	22.43%	11.67%
Net assets, end of period (in thousands)	$1,783,057	$1,178,733	$1,125,445	$935,002	$776,138
Average net assets for the period (in thousands)	$1,416,287	$1,081,498	$1,024,982	$820,856	$807,798
Ratio of gross expenses to average net assets	0.74%	0.72%	0.72%	0.75%	0.78%
Ratio of net expenses to average net assets	0.74%	0.68%	0.66%	0.70%	0.78%
Ratio of net investment income/(loss) to average net assets	0.06%	0.34%	0.19%	0.22%	(0.01)%
Portfolio turnover rate	42%	44%	37%	56%	40%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
131 | Janus Investment Fund

Janus Henderson Forty Fund – Class N
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$38.85	$38.86	$34.08	$30.92	$31.86
Income from investment operations:
Net investment income/(loss)(1)	0.05	0.15	0.09	0.09	0.02
Net gain/(loss) on investments (both realized and unrealized)	12.86	2.37	7.66	6.31	3.55
Total from investment operations	12.91	2.52	7.75	6.40	3.57
Less distributions:
Dividends from net investment income	(0.12)	—	(0.02)	—	—
Distributions from capital gains	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)
Total distributions	(2.65)	(2.53)	(2.97)	(3.24)	(4.51)
Net asset value, end of period	$49.11	$38.85	$38.86	$34.08	$30.92
Total return(2)	35.06%	8.15%	24.27%	22.49%	11.73%
Net assets, end of period (in thousands)	$511,465	$273,438	$199,929	$148,223	$129,093
Average net assets for the period (in thousands)	$384,360	$212,223	$178,576	$147,902	$122,505
Ratio of gross expenses to average net assets	0.67%	0.65%	0.66%	0.68%	0.71%
Ratio of net expenses to average net assets	0.67%	0.62%	0.60%	0.63%	0.71%
Ratio of net investment income/(loss) to average net assets	0.12%	0.40%	0.26%	0.30%	0.06%
Portfolio turnover rate	42%	44%	37%	56%	40%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
132 | Janus Investment Fund

Janus Henderson Forty Fund – Class R
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$32.97	$33.65	$30.08	$27.84	$29.30
Income from investment operations:
Net investment income/(loss)(1)	(0.21)	(0.10)	(0.15)	(0.13)	(0.19)
Net gain/(loss) on investments (both realized and unrealized)	10.78	1.95	6.67	5.61	3.24
Total from investment operations	10.57	1.85	6.52	5.48	3.05
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)
Total distributions	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)
Net asset value, end of period	$41.01	$32.97	$33.65	$30.08	$27.84
Total return(2)	34.05%	7.36%	23.34%	21.62%	10.88%
Net assets, end of period (in thousands)	$101,440	$106,843	$127,954	$119,259	$116,521
Average net assets for the period (in thousands)	$101,751	$113,204	$123,528	$115,657	$118,781
Ratio of gross expenses to average net assets	1.41%	1.40%	1.40%	1.43%	1.47%
Ratio of net expenses to average net assets	1.41%	1.36%	1.34%	1.37%	1.47%
Ratio of net investment income/(loss) to average net assets	(0.60)%	(0.34)%	(0.49)%	(0.46)%	(0.69)%
Portfolio turnover rate	42%	44%	37%	56%	40%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
133 | Janus Investment Fund

Janus Henderson Forty Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.44	$36.70	$32.40	$29.61	$30.76
Income from investment operations:
Net investment income/(loss)(1)	(0.04)	0.06	0.01	0.05	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	12.01	2.21	7.24	5.98	3.41
Total from investment operations	11.97	2.27	7.25	6.03	3.36
Less distributions:
Dividends from net investment income	(0.05)	—	—(2)	—	—
Distributions from capital gains	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)
Total distributions	(2.58)	(2.53)	(2.95)	(3.24)	(4.51)
Net asset value, end of period	$45.83	$36.44	$36.70	$32.40	$29.61
Total return(3)	34.71%	7.93%	23.96%	22.22%	11.43%
Net assets, end of period (in thousands)	$3,621,078	$2,914,481	$2,935,096	$2,529,514	$88,954
Average net assets for the period (in thousands)	$3,138,440	$2,750,999	$2,727,557	$1,084,741	$85,549
Ratio of gross expenses to average net assets	0.92%	0.90%	0.91%	0.93%	0.96%
Ratio of net expenses to average net assets	0.91%	0.85%	0.83%	0.82%	0.96%
Ratio of net investment income/(loss) to average net assets	(0.10)%	0.17%	0.02%	0.15%	(0.17)%
Portfolio turnover rate	42%	44%	37%	56%	40%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
134 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$58.49	$59.20	$51.66	$46.21	$44.58
Income from investment operations:
Net investment income/(loss)(1)	0.80	1.00	0.91	0.88	0.90
Net gain/(loss) on investments (both realized and unrealized)	2.53	2.27	8.49	8.59	5.49
Total from investment operations	3.33	3.27	9.40	9.47	6.39
Less distributions:
Dividends from net investment income	(0.83)	(1.01)	(0.91)	(1.04)	(0.99)
Distributions from capital gains	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)
Total distributions	(2.05)	(3.98)	(1.86)	(4.02)	(4.76)
Net asset value, end of period	$59.77	$58.49	$59.20	$51.66	$46.21
Total return(2)	5.81%	6.53%	18.48%	21.54%	14.93%
Net assets, end of period (in thousands)	$80,310	$88,445	$32,284	$20,406	$26,885
Average net assets for the period (in thousands)	$80,441	$64,525	$25,843	$25,701	$25,675
Ratio of gross expenses to average net assets	0.99%	0.95%	0.95%	0.94%	0.95%
Ratio of net expenses to average net assets	0.99%	0.95%	0.95%	0.94%	0.95%
Ratio of net investment income/(loss) to average net assets	1.41%	1.79%	1.63%	1.82%	1.98%
Portfolio turnover rate	24%	13%	13%	16%	24%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
135 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$57.68	$58.46	$51.07	$45.75	$44.21
Income from investment operations:
Net investment income/(loss)(1)	0.43	0.56	0.49	0.55	0.55
Net gain/(loss) on investments (both realized and unrealized)	2.49	2.26	8.39	8.47	5.46
Total from investment operations	2.92	2.82	8.88	9.02	6.01
Less distributions:
Dividends from net investment income	(0.48)	(0.63)	(0.54)	(0.72)	(0.70)
Distributions from capital gains	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)
Total distributions	(1.70)	(3.60)	(1.49)	(3.70)	(4.47)
Net asset value, end of period	$58.90	$57.68	$58.46	$51.07	$45.75
Total return(2)	5.12%	5.75%	17.59%	20.68%	14.10%
Net assets, end of period (in thousands)	$49,982	$59,591	$25,899	$20,277	$18,072
Average net assets for the period (in thousands)	$55,935	$42,229	$22,813	$19,922	$17,878
Ratio of gross expenses to average net assets	1.64%	1.69%	1.68%	1.66%	1.69%
Ratio of net expenses to average net assets	1.64%	1.69%	1.68%	1.66%	1.69%
Ratio of net investment income/(loss) to average net assets	0.77%	1.02%	0.90%	1.14%	1.23%
Portfolio turnover rate	24%	13%	13%	16%	24%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
136 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$58.47	$59.17	$51.63	$46.19	$44.57
Income from investment operations:
Net investment income/(loss)(1)	0.72	0.89	0.80	0.82	0.81
Net gain/(loss) on investments (both realized and unrealized)	2.53	2.28	8.50	8.56	5.49
Total from investment operations	3.25	3.17	9.30	9.38	6.30
Less distributions:
Dividends from net investment income	(0.76)	(0.90)	(0.81)	(0.96)	(0.91)
Distributions from capital gains	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)
Total distributions	(1.98)	(3.87)	(1.76)	(3.94)	(4.68)
Net asset value, end of period	$59.74	$58.47	$59.17	$51.63	$46.19
Total return(2)	5.67%	6.34%	18.27%	21.34%	14.71%
Net assets, end of period (in thousands)	$22,870	$24,559	$23,236	$23,254	$23,495
Average net assets for the period (in thousands)	$23,489	$22,203	$24,627	$23,525	$24,083
Ratio of gross expenses to average net assets	1.13%	1.13%	1.13%	1.12%	1.14%
Ratio of net expenses to average net assets	1.13%	1.12%	1.12%	1.12%	1.13%
Ratio of net investment income/(loss) to average net assets	1.28%	1.59%	1.43%	1.69%	1.79%
Portfolio turnover rate	24%	13%	13%	16%	24%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
137 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$58.61	$59.29	$51.74	$46.27	$44.61
Income from investment operations:
Net investment income/(loss)(1)	0.97	1.13	1.05	1.02	1.00
Net gain/(loss) on investments (both realized and unrealized)	2.52	2.29	8.50	8.59	5.51
Total from investment operations	3.49	3.42	9.55	9.61	6.51
Less distributions:
Dividends from net investment income	(0.98)	(1.13)	(1.05)	(1.16)	(1.08)
Distributions from capital gains	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)
Total distributions	(2.20)	(4.10)	(2.00)	(4.14)	(4.85)
Net asset value, end of period	$59.90	$58.61	$59.29	$51.74	$46.27
Total return(2)	6.11%	6.80%	18.75%	21.84%	15.21%
Net assets, end of period (in thousands)	$429,567	$537,792	$175,321	$99,108	$61,848
Average net assets for the period (in thousands)	$500,070	$359,418	$129,552	$75,159	$56,282
Ratio of gross expenses to average net assets	0.71%	0.71%	0.69%	0.71%	0.72%
Ratio of net expenses to average net assets	0.71%	0.71%	0.69%	0.71%	0.72%
Ratio of net investment income/(loss) to average net assets	1.70%	2.02%	1.88%	2.11%	2.21%
Portfolio turnover rate	24%	13%	13%	16%	24%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
138 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class N
	Years or Period ended September 30
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$58.52	$59.22	$51.67	$50.24
Income from investment operations:
Net investment income/(loss)(2)	1.00	1.14	1.12	0.20
Net gain/(loss) on investments (both realized and unrealized)	2.53	2.30	8.45	1.47
Total from investment operations	3.53	3.44	9.57	1.67
Less distributions:
Dividends from net investment income	(1.03)	(1.17)	(1.07)	(0.24)
Distributions from capital gains	(1.22)	(2.97)	(0.95)	—
Total distributions	(2.25)	(4.14)	(2.02)	(0.24)
Net asset value, end of period	$59.80	$58.52	$59.22	$51.67
Total return(3)	6.20%	6.85%	18.83%	3.33%
Net assets, end of period (in thousands)	$55,506	$40,399	$8,802	$52
Average net assets for the period (in thousands)	$50,678	$17,524	$7,427	$50
Ratio of gross expenses to average net assets(4)	0.63%	0.64%	0.65%	0.63%
Ratio of net expenses to average net assets(4)	0.63%	0.64%	0.65%	0.63%
Ratio of net investment income/(loss) to average net assets(4)	1.76%	2.04%	2.00%	2.54%
Portfolio turnover rate	24%	13%	13%	16%

(1)
Period August 4, 2017 (commencement of Class N Shares) through September 30, 2017.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
139 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class R
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$58.10	$58.86	$51.40	$46.02	$44.43
Income from investment operations:
Net investment income/(loss)(1)	0.57	0.72	0.65	0.69	0.69
Net gain/(loss) on investments (both realized and unrealized)	2.51	2.27	8.44	8.52	5.48
Total from investment operations	3.08	2.99	9.09	9.21	6.17
Less distributions:
Dividends from net investment income	(0.61)	(0.78)	(0.68)	(0.85)	(0.81)
Distributions from capital gains	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)
Total distributions	(1.83)	(3.75)	(1.63)	(3.83)	(4.58)
Net asset value, end of period	$59.35	$58.10	$58.86	$51.40	$46.02
Total return(2)	5.38%	6.03%	17.92%	21.01%	14.44%
Net assets, end of period (in thousands)	$8,023	$7,760	$5,244	$3,324	$2,665
Average net assets for the period (in thousands)	$8,032	$6,321	$3,952	$3,201	$2,445
Ratio of gross expenses to average net assets	1.40%	1.42%	1.41%	1.38%	1.39%
Ratio of net expenses to average net assets	1.40%	1.42%	1.41%	1.38%	1.39%
Ratio of net investment income/(loss) to average net assets	1.00%	1.30%	1.18%	1.44%	1.53%
Portfolio turnover rate	24%	13%	13%	16%	24%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
140 | Janus Investment Fund

Janus Henderson Growth and Income Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$58.53	$59.22	$51.68	$46.22	$44.58
Income from investment operations:
Net investment income/(loss)(1)	0.88	1.04	0.95	0.94	0.93
Net gain/(loss) on investments (both realized and unrealized)	2.52	2.28	8.49	8.58	5.50
Total from investment operations	3.40	3.32	9.44	9.52	6.43
Less distributions:
Dividends from net investment income	(0.90)	(1.04)	(0.95)	(1.08)	(1.02)
Distributions from capital gains	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)
Total distributions	(2.12)	(4.01)	(1.90)	(4.06)	(4.79)
Net asset value, end of period	$59.81	$58.53	$59.22	$51.68	$46.22
Total return(2)	5.95%	6.62%	18.56%	21.65%	15.02%
Net assets, end of period (in thousands)	$1,805,935	$1,996,900	$1,842,777	$1,594,797	$1,391,564
Average net assets for the period (in thousands)	$1,863,456	$1,852,659	$1,735,754	$1,489,926	$1,380,808
Ratio of gross expenses to average net assets	0.87%	0.87%	0.87%	0.88%	0.88%
Ratio of net expenses to average net assets	0.86%	0.86%	0.86%	0.86%	0.87%
Ratio of net investment income/(loss) to average net assets	1.54%	1.86%	1.71%	1.95%	2.05%
Portfolio turnover rate	24%	13%	13%	16%	24%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
141 | Janus Investment Fund

Janus Henderson Research Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.56	$53.33	$45.29	$42.31	$42.48
Income from investment operations:
Net investment income/(loss)(1)	0.06	0.14	0.08	0.13	0.03
Net gain/(loss) on investments (both realized and unrealized)	14.75	0.50	10.25	6.50	3.80
Total from investment operations	14.81	0.64	10.33	6.63	3.83
Less distributions:
Dividends from net investment income	(0.13)	(0.06)	(0.03)	(0.01)	(0.16)
Distributions from capital gains	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)
Total distributions	(5.06)	(4.41)	(2.29)	(3.65)	(4.00)
Net asset value, end of period	$59.31	$49.56	$53.33	$45.29	$42.31
Total return(2)	32.14%	2.98%	23.56%	16.70%	9.24%
Net assets, end of period (in thousands)	$36,300	$29,853	$28,474	$25,233	$29,215
Average net assets for the period (in thousands)	$31,223	$28,823	$26,135	$25,873	$31,952
Ratio of gross expenses to average net assets	0.86%	0.89%	0.93%	0.93%	1.04%
Ratio of net expenses to average net assets	0.86%	0.89%	0.91%	0.92%	1.04%
Ratio of net investment income/(loss) to average net assets	0.12%	0.30%	0.17%	0.29%	0.08%
Portfolio turnover rate	38%	41%	43%	46%	38%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
142 | Janus Investment Fund

Janus Henderson Research Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$46.06	$50.18	$42.99	$40.60	$41.07
Income from investment operations:
Net investment income/(loss)(1)	(0.27)	(0.18)	(0.23)	(0.16)	(0.25)
Net gain/(loss) on investments (both realized and unrealized)	13.59	0.41	9.68	6.19	3.67
Total from investment operations	13.32	0.23	9.45	6.03	3.42
Less distributions:
Dividends from net investment income	—	—	—	—	(0.05)
Distributions from capital gains	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)
Total distributions	(4.93)	(4.35)	(2.26)	(3.64)	(3.89)
Net asset value, end of period	$54.45	$46.06	$50.18	$42.99	$40.60
Total return(2)	31.20%	2.27%	22.73%	15.89%	8.49%
Net assets, end of period (in thousands)	$18,502	$19,109	$27,515	$25,527	$19,591
Average net assets for the period (in thousands)	$18,763	$21,832	$26,463	$21,993	$18,979
Ratio of gross expenses to average net assets	1.55%	1.58%	1.61%	1.60%	1.74%
Ratio of net expenses to average net assets	1.55%	1.57%	1.58%	1.60%	1.74%
Ratio of net investment income/(loss) to average net assets	(0.57)%	(0.39)%	(0.50)%	(0.39)%	(0.62)%
Portfolio turnover rate	38%	41%	43%	46%	38%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
143 | Janus Investment Fund

Janus Henderson Research Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$48.72	$52.52	$44.68	$41.91	$42.12
Income from investment operations:
Net investment income/(loss)(1)	(0.03)	0.07	0.01	0.07	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	14.49	0.48	10.10	6.41	3.78
Total from investment operations	14.46	0.55	10.11	6.48	3.75
Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.07)	(0.12)
Distributions from capital gains	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)
Total distributions	(4.93)	(4.35)	(2.27)	(3.71)	(3.96)
Net asset value, end of period	$58.25	$48.72	$52.52	$44.68	$41.91
Total return(2)	31.89%	2.82%	23.38%	16.53%	9.09%
Net assets, end of period (in thousands)	$26,600	$33,835	$27,788	$27,354	$4,305
Average net assets for the period (in thousands)	$25,562	$28,972	$27,937	$13,782	$2,985
Ratio of gross expenses to average net assets	1.03%	1.06%	1.08%	1.08%	1.18%
Ratio of net expenses to average net assets	1.03%	1.05%	1.06%	1.07%	1.17%
Ratio of net investment income/(loss) to average net assets	(0.06)%	0.14%	0.03%	0.17%	(0.07)%
Portfolio turnover rate	38%	41%	43%	46%	38%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
144 | Janus Investment Fund

Janus Henderson Research Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.89	$53.67	$45.53	$42.65	$42.72
Income from investment operations:
Net investment income/(loss)(1)	0.20	0.27	0.22	0.24	0.15
Net gain/(loss) on investments (both realized and unrealized)	14.84	0.48	10.32	6.53	3.84
Total from investment operations	15.04	0.75	10.54	6.77	3.99
Less distributions:
Dividends from net investment income	(0.26)	(0.18)	(0.14)	(0.25)	(0.22)
Distributions from capital gains	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)
Total distributions	(5.19)	(4.53)	(2.40)	(3.89)	(4.06)
Net asset value, end of period	$59.74	$49.89	$53.67	$45.53	$42.65
Total return(2)	32.47%	3.23%	23.94%	16.98%	9.58%
Net assets, end of period (in thousands)	$383,533	$340,425	$387,130	$372,836	$238,408
Average net assets for the period (in thousands)	$349,367	$339,641	$382,642	$285,259	$252,487
Ratio of gross expenses to average net assets	0.60%	0.63%	0.65%	0.65%	0.77%
Ratio of net expenses to average net assets	0.60%	0.62%	0.63%	0.65%	0.77%
Ratio of net investment income/(loss) to average net assets	0.38%	0.56%	0.45%	0.55%	0.35%
Portfolio turnover rate	38%	41%	43%	46%	38%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
145 | Janus Investment Fund

Janus Henderson Research Fund – Class N
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.90	$53.69	$45.54	$42.67	$42.75
Income from investment operations:
Net investment income/(loss)(1)	0.23	0.31	0.26	0.27	0.18
Net gain/(loss) on investments (both realized and unrealized)	14.85	0.47	10.31	6.54	3.83
Total from investment operations	15.08	0.78	10.57	6.81	4.01
Less distributions:
Dividends from net investment income	(0.30)	(0.22)	(0.16)	(0.30)	(0.25)
Distributions from capital gains	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)
Total distributions	(5.23)	(4.57)	(2.42)	(3.94)	(4.09)
Net asset value, end of period	$59.75	$49.90	$53.69	$45.54	$42.67
Total return(2)	32.57%	3.31%	24.02%	17.10%	9.61%
Net assets, end of period (in thousands)	$394,953	$308,922	$311,140	$266,604	$197,218
Average net assets for the period (in thousands)	$350,927	$296,644	$278,339	$231,105	$159,160
Ratio of gross expenses to average net assets	0.53%	0.55%	0.58%	0.57%	0.68%
Ratio of net expenses to average net assets	0.53%	0.54%	0.56%	0.56%	0.68%
Ratio of net investment income/(loss) to average net assets	0.45%	0.64%	0.53%	0.63%	0.43%
Portfolio turnover rate	38%	41%	43%	46%	38%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
146 | Janus Investment Fund

Janus Henderson Research Fund – Class R
	Years or Period ended September 30
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$49.46	$53.37	$45.47	$41.78
Income from investment operations:
Net investment income/(loss)(2)	(0.18)	(0.05)	(0.12)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	14.69	0.49	10.28	5.23
Total from investment operations	14.51	0.44	10.16	5.20
Less distributions:
Dividends from net investment income	—	—	—	(0.04)
Distributions from capital gains	(4.93)	(4.35)	(2.26)	(1.47)
Total distributions	(4.93)	(4.35)	(2.26)	(1.51)
Net asset value, end of period	$59.04	$49.46	$53.37	$45.47
Total return(3)	31.48%	2.55%	23.06%	12.67%
Net assets, end of period (in thousands)	$4,269	$4,476	$5,021	$5,200
Average net assets for the period (in thousands)	$4,322	$4,550	$4,931	$3,162
Ratio of gross expenses to average net assets(4)	1.34%	1.30%	1.35%	1.35%
Ratio of net expenses to average net assets(4)	1.34%	1.30%	1.33%	1.35%
Ratio of net investment income/(loss) to average net assets(4)	(0.36)%	(0.11)%	(0.25)%	(0.09)%
Portfolio turnover rate	38%	41%	43%	46%

(1)
Period January 27, 2017 (commencement of Class R Shares) through September 30, 2017.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
147 | Janus Investment Fund

Janus Henderson Research Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.98	$53.74	$45.61	$42.67	$42.76
Income from investment operations:
Net investment income/(loss)(1)	0.11	0.20	0.14	0.18	0.08
Net gain/(loss) on investments (both realized and unrealized)	14.89	0.49	10.33	6.54	3.84
Total from investment operations	15.00	0.69	10.47	6.72	3.92
Less distributions:
Dividends from net investment income	(0.19)	(0.10)	(0.08)	(0.14)	(0.17)
Distributions from capital gains	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)
Total distributions	(5.12)	(4.45)	(2.34)	(3.78)	(4.01)
Net asset value, end of period	$59.86	$49.98	$53.74	$45.61	$42.67
Total return(2)	32.27%	3.07%	23.74%	16.81%	9.38%
Net assets, end of period (in thousands)	$3,940,635	$3,319,149	$3,481,882	$3,082,833	$1,468,135
Average net assets for the period (in thousands)	$3,505,134	$3,219,617	$3,264,878	$2,119,275	$1,516,188
Ratio of gross expenses to average net assets	0.78%	0.80%	0.83%	0.83%	0.94%
Ratio of net expenses to average net assets	0.76%	0.77%	0.79%	0.81%	0.93%
Ratio of net investment income/(loss) to average net assets	0.22%	0.41%	0.29%	0.42%	0.19%
Portfolio turnover rate	38%	41%	43%	46%	38%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
148 | Janus Investment Fund

Janus Henderson Triton Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$29.95	$33.12	$28.03	$23.79	$22.16
Income from investment operations:
Net investment income/(loss)(1)	(0.16)	(0.08)	(0.07)	(0.08)	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	1.55	(1.19)	6.62	4.97	3.38
Total from investment operations	1.39	(1.27)	6.55	4.89	3.34
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Total distributions	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Net asset value, end of period	$30.01	$29.95	$33.12	$28.03	$23.79
Total return(2)	4.64%	(2.69)%	24.26%	21.06%	15.85%
Net assets, end of period (in thousands)	$416,036	$491,045	$586,644	$498,657	$591,526
Average net assets for the period (in thousands)	$430,974	$501,143	$544,457	$532,950	$584,777
Ratio of gross expenses to average net assets	1.35%	1.33%	1.30%	1.26%	1.17%
Ratio of net expenses to average net assets	1.12%	1.12%	1.12%	1.14%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.57)%	(0.28)%	(0.25)%	(0.30)%	(0.18)%
Portfolio turnover rate	32%	26%	21%	30%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
149 | Janus Investment Fund

Janus Henderson Triton Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$27.45	$30.72	$26.25	$22.45	$21.13
Income from investment operations:
Net investment income/(loss)(1)	(0.30)	(0.23)	(0.25)	(0.22)	(0.17)
Net gain/(loss) on investments (both realized and unrealized)	1.41	(1.14)	6.18	4.67	3.20
Total from investment operations	1.11	(1.37)	5.93	4.45	3.03
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Total distributions	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Net asset value, end of period	$27.23	$27.45	$30.72	$26.25	$22.45
Total return(2)	4.02%	(3.26)%	23.51%	20.34%	15.11%
Net assets, end of period (in thousands)	$97,105	$150,431	$206,617	$215,499	$228,218
Average net assets for the period (in thousands)	$124,872	$168,909	$219,336	$216,651	$230,812
Ratio of gross expenses to average net assets	1.70%	1.68%	1.74%	1.75%	1.78%
Ratio of net expenses to average net assets	1.70%	1.68%	1.74%	1.75%	1.78%
Ratio of net investment income/(loss) to average net assets	(1.14)%	(0.84)%	(0.88)%	(0.91)%	(0.81)%
Portfolio turnover rate	32%	26%	21%	30%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
150 | Janus Investment Fund

Janus Henderson Triton Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$29.65	$32.83	$27.81	$23.61	$22.01
Income from investment operations:
Net investment income/(loss)(1)	(0.17)	(0.09)	(0.09)	(0.08)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	1.53	(1.19)	6.57	4.93	3.36
Total from investment operations	1.36	(1.28)	6.48	4.85	3.31
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Total distributions	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Net asset value, end of period	$29.68	$29.65	$32.83	$27.81	$23.61
Total return(2)	4.58%	(2.75)%	24.20%	21.05%	15.82%
Net assets, end of period (in thousands)	$450,947	$520,950	$619,660	$498,839	$394,708
Average net assets for the period (in thousands)	$471,543	$541,037	$553,006	$435,784	$360,952
Ratio of gross expenses to average net assets	1.16%	1.16%	1.16%	1.17%	1.18%
Ratio of net expenses to average net assets	1.16%	1.16%	1.16%	1.17%	1.18%
Ratio of net investment income/(loss) to average net assets	(0.61)%	(0.32)%	(0.29)%	(0.33)%	(0.21)%
Portfolio turnover rate	32%	26%	21%	30%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
151 | Janus Investment Fund

Janus Henderson Triton Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$31.02	$34.11	$28.72	$24.31	$22.58
Income from investment operations:
Net investment income/(loss)(1)	(0.06)	0.02	0.04	0.02	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.61	(1.21)	6.81	5.08	3.45
Total from investment operations	1.55	(1.19)	6.85	5.10	3.49
Less distributions:
Dividends from net investment income	—	—	—	(0.04)	(0.05)
Distributions from capital gains	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Total distributions	(1.33)	(1.90)	(1.46)	(0.69)	(1.76)
Net asset value, end of period	$31.24	$31.02	$34.11	$28.72	$24.31
Total return(2)	5.00%	(2.36)%	24.74%	21.52%	16.24%
Net assets, end of period (in thousands)	$1,953,114	$2,235,807	$2,451,517	$1,928,184	$1,412,659
Average net assets for the period (in thousands)	$2,022,112	$2,206,658	$2,158,823	$1,641,647	$1,322,407
Ratio of gross expenses to average net assets	0.76%	0.76%	0.75%	0.77%	0.78%
Ratio of net expenses to average net assets	0.76%	0.76%	0.75%	0.77%	0.78%
Ratio of net investment income/(loss) to average net assets	(0.21)%	0.08%	0.12%	0.07%	0.18%
Portfolio turnover rate	32%	26%	21%	30%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
152 | Janus Investment Fund

Janus Henderson Triton Fund – Class N
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$31.18	$34.24	$28.80	$24.37	$22.62
Income from investment operations:
Net investment income/(loss)(1)	(0.03)	0.05	0.07	0.04	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.62	(1.21)	6.83	5.10	3.46
Total from investment operations	1.59	(1.16)	6.90	5.14	3.52
Less distributions:
Dividends from net investment income	—	—	—	(0.06)	(0.06)
Distributions from capital gains	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Total distributions	(1.33)	(1.90)	(1.46)	(0.71)	(1.77)
Net asset value, end of period	$31.44	$31.18	$34.24	$28.80	$24.37
Total return(2)	5.11%	(2.26)%	24.85%	21.63%	16.39%
Net assets, end of period (in thousands)	$3,824,419	$3,848,034	$3,218,359	$1,614,834	$830,583
Average net assets for the period (in thousands)	$3,817,816	$3,452,214	$2,381,425	$1,158,522	$658,825
Ratio of gross expenses to average net assets	0.66%	0.66%	0.66%	0.67%	0.68%
Ratio of net expenses to average net assets	0.66%	0.66%	0.66%	0.67%	0.68%
Ratio of net investment income/(loss) to average net assets	(0.12)%	0.17%	0.23%	0.17%	0.29%
Portfolio turnover rate	32%	26%	21%	30%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
153 | Janus Investment Fund

Janus Henderson Triton Fund – Class R
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$28.94	$32.17	$27.34	$23.28	$21.78
Income from investment operations:
Net investment income/(loss)(1)	(0.24)	(0.16)	(0.16)	(0.14)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	1.49	(1.17)	6.45	4.85	3.31
Total from investment operations	1.25	(1.33)	6.29	4.71	3.21
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Total distributions	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Net asset value, end of period	$28.86	$28.94	$32.17	$27.34	$23.28
Total return(2)	4.30%	(2.97)%	23.91%	20.74%	15.51%
Net assets, end of period (in thousands)	$281,907	$325,507	$386,643	$314,746	$248,942
Average net assets for the period (in thousands)	$295,035	$341,001	$352,329	$276,566	$217,482
Ratio of gross expenses to average net assets	1.41%	1.41%	1.41%	1.42%	1.44%
Ratio of net expenses to average net assets	1.41%	1.41%	1.41%	1.42%	1.44%
Ratio of net investment income/(loss) to average net assets	(0.86)%	(0.57)%	(0.54)%	(0.58)%	(0.47)%
Portfolio turnover rate	32%	26%	21%	30%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Triton Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.51	$33.64	$28.39	$24.05	$22.36
Income from investment operations:
Net investment income/(loss)(1)	(0.10)	(0.02)	(0.01)	(0.02)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.59	(1.21)	6.72	5.03	3.41
Total from investment operations	1.49	(1.23)	6.71	5.01	3.42
Less distributions:
Dividends from net investment income	—	—	—	(0.02)	(0.02)
Distributions from capital gains	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Total distributions	(1.33)	(1.90)	(1.46)	(0.67)	(1.73)
Net asset value, end of period	$30.67	$30.51	$33.64	$28.39	$24.05
Total return(2)	4.89%	(2.52)%	24.53%	21.34%	16.09%
Net assets, end of period (in thousands)	$2,379,045	$2,881,377	$3,317,058	$2,784,374	$2,563,055
Average net assets for the period (in thousands)	$2,557,135	$2,940,071	$3,031,535	$2,611,122	$2,445,216
Ratio of gross expenses to average net assets	0.91%	0.91%	0.91%	0.92%	0.93%
Ratio of net expenses to average net assets	0.90%	0.90%	0.91%	0.91%	0.92%
Ratio of net investment income/(loss) to average net assets	(0.35)%	(0.07)%	(0.04)%	(0.07)%	0.04%
Portfolio turnover rate	32%	26%	21%	30%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Venture Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$76.74	$88.38	$76.48	$66.00	$60.50
Income from investment operations:
Net investment income/(loss)(1)	(0.37)	(0.24)	(0.25)	(0.15)	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	8.89	(4.67)	16.26	11.78	8.38
Total from investment operations	8.52	(4.91)	16.01	11.63	8.34
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Total distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Net asset value, end of period	$82.08	$76.74	$88.38	$76.48	$66.00
Total return(2)	11.26%	(4.08)%	21.83%	17.93%	14.16%
Net assets, end of period (in thousands)	$18,447	$27,201	$31,373	$21,962	$37,626
Average net assets for the period (in thousands)	$22,978	$27,960	$24,358	$29,815	$39,147
Ratio of gross expenses to average net assets	1.02%	1.02%	1.01%	1.03%	1.04%
Ratio of net expenses to average net assets	1.02%	1.02%	1.01%	1.03%	1.04%
Ratio of net investment income/(loss) to average net assets	(0.49)%	(0.32)%	(0.31)%	(0.22)%	(0.07)%
Portfolio turnover rate	25%	19%	28%	25%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Venture Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$70.48	$82.39	$72.06	$62.70	$58.03
Income from investment operations:
Net investment income/(loss)(1)	(0.82)	(0.72)	(0.78)	(0.62)	(0.47)
Net gain/(loss) on investments (both realized and unrealized)	8.11	(4.46)	15.22	11.13	7.98
Total from investment operations	7.29	(5.18)	14.44	10.51	7.51
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Total distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Net asset value, end of period	$74.59	$70.48	$82.39	$72.06	$62.70
Total return(2)	10.49%	(4.76)%	20.95%	17.07%	13.30%
Net assets, end of period (in thousands)	$5,562	$8,561	$12,223	$13,269	$15,972
Average net assets for the period (in thousands)	$6,913	$9,783	$12,894	$13,997	$17,061
Ratio of gross expenses to average net assets	1.71%	1.73%	1.74%	1.76%	1.78%
Ratio of net expenses to average net assets	1.71%	1.73%	1.74%	1.76%	1.78%
Ratio of net investment income/(loss) to average net assets	(1.18)%	(1.03)%	(1.03)%	(0.95)%	(0.81)%
Portfolio turnover rate	25%	19%	28%	25%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Venture Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$75.85	$87.56	$75.92	$65.61	$60.24
Income from investment operations:
Net investment income/(loss)(1)	(0.49)	(0.35)	(0.37)	(0.26)	(0.14)
Net gain/(loss) on investments (both realized and unrealized)	8.79	(4.63)	16.12	11.72	8.35
Total from investment operations	8.30	(4.98)	15.75	11.46	8.21
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Total distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Net asset value, end of period	$80.97	$75.85	$87.56	$75.92	$65.61
Total return(2)	11.10%	(4.21)%	21.64%	17.77%	14.00%
Net assets, end of period (in thousands)	$64,120	$73,302	$82,776	$56,058	$40,904
Average net assets for the period (in thousands)	$66,822	$74,076	$69,664	$45,884	$29,251
Ratio of gross expenses to average net assets	1.17%	1.17%	1.17%	1.17%	1.19%
Ratio of net expenses to average net assets	1.17%	1.17%	1.17%	1.17%	1.19%
Ratio of net investment income/(loss) to average net assets	(0.65)%	(0.47)%	(0.46)%	(0.37)%	(0.23)%
Portfolio turnover rate	25%	19%	28%	25%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Venture Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$79.57	$91.10	$78.51	$67.54	$61.69
Income from investment operations:
Net investment income/(loss)(1)	(0.19)	(0.04)	(0.03)	0.03	0.12
Net gain/(loss) on investments (both realized and unrealized)	9.25	(4.76)	16.73	12.09	8.57
Total from investment operations	9.06	(4.80)	16.70	12.12	8.69
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Total distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Net asset value, end of period	$85.45	$79.57	$91.10	$78.51	$67.54
Total return(2)	11.55%	(3.82)%	22.16%	18.25%	14.46%
Net assets, end of period (in thousands)	$287,582	$315,109	$362,757	$291,520	$252,126
Average net assets for the period (in thousands)	$292,611	$318,833	$317,820	$250,794	$251,451
Ratio of gross expenses to average net assets	0.75%	0.75%	0.75%	0.76%	0.77%
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.76%	0.77%
Ratio of net investment income/(loss) to average net assets	(0.23)%	(0.05)%	(0.04)%	0.04%	0.20%
Portfolio turnover rate	25%	19%	28%	25%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Venture Fund – Class N
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$80.15	$91.63	$78.88	$67.79	$61.86
Income from investment operations:
Net investment income/(loss)(1)	(0.12)	0.02	0.03	0.08	0.16
Net gain/(loss) on investments (both realized and unrealized)	9.33	(4.77)	16.83	12.16	8.61
Total from investment operations	9.21	(4.75)	16.86	12.24	8.77
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Total distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Net asset value, end of period	$86.18	$80.15	$91.63	$78.88	$67.79
Total return(2)	11.65%	(3.74)%	22.26%	18.36%	14.56%
Net assets, end of period (in thousands)	$454,982	$411,523	$346,638	$192,210	$91,472
Average net assets for the period (in thousands)	$430,317	$365,491	$248,072	$131,281	$52,796
Ratio of gross expenses to average net assets	0.66%	0.67%	0.67%	0.67%	0.68%
Ratio of net expenses to average net assets	0.66%	0.67%	0.67%	0.67%	0.68%
Ratio of net investment income/(loss) to average net assets	(0.15)%	0.03%	0.04%	0.11%	0.26%
Portfolio turnover rate	25%	19%	28%	25%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Venture Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$78.01	$89.60	$77.41	$66.70	$61.05
Income from investment operations:
Net investment income/(loss)(1)	(0.30)	(0.16)	(0.16)	(0.07)	0.03
Net gain/(loss) on investments (both realized and unrealized)	9.06	(4.70)	16.46	11.93	8.46
Total from investment operations	8.76	(4.86)	16.30	11.86	8.49
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Total distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Net asset value, end of period	$83.59	$78.01	$89.60	$77.41	$66.70
Total return(2)	11.39%	(3.96)%	21.95%	18.09%	14.28%
Net assets, end of period (in thousands)	$815,350	$896,264	$1,009,462	$949,255	$954,070
Average net assets for the period (in thousands)	$839,860	$899,106	$978,055	$925,990	$918,072
Ratio of gross expenses to average net assets	0.91%	0.91%	0.91%	0.92%	0.93%
Ratio of net expenses to average net assets	0.91%	0.91%	0.91%	0.91%	0.92%
Ratio of net investment income/(loss) to average net assets	(0.38)%	(0.20)%	(0.20)%	(0.11)%	0.05%
Portfolio turnover rate	25%	19%	28%	25%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Appendix A – intermediary sales charge waivers and discounts

AMERIPRISE FINANCIAL
The following information is provided by Ameriprise Financial:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

EDWARD JONES
The following information is provided by Edward D. Jones & Co. (“Edward Jones”):
Sales Waivers and Reductions in Sales Charges
Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the same fund family or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.
Breakpoints
Rights of Accumulation (ROA)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
•
ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and
162 | Janus Investment Fund

breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder
•
Systematic withdrawals with up to 10% per year of the account value
•
Return of excess contributions from an Individual Retirement Account (IRA)
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
•
Shares exchanged in an Edward Jones fee-based program
•
Shares acquired through NAV reinstatement
******************************************************************************
Other Important Information
1.1 Minimum Purchase Amounts
•
$250 initial purchase minimum
•
$50 subsequent purchase minimum
1.2 Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
°
A fee-based account held on an Edward Jones platform
°
A 529 account held on an Edward Jones platform
°
An account with an active systematic investment plan or letter of intent (LOI)
1.3 Changing Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

MERRILL LYNCH
The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
163 | Janus Investment Fund

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or Statement of Additional Information.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage
(non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within
90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals)
and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill
Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

164 | Janus Investment Fund

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the
ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY
The following information is provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES
The following information is provided by Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates:
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.
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Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
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Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
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Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
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Death or disability of the shareholder.
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Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
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Return of excess contributions from an IRA Account.
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
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Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
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Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

UBS FINANCIAL SERVICES INC.
The following information is provided by UBS Financial Services Inc.:
UBS Financial Services Inc. (“UBS”) may offer Class I Shares to its retail brokerage clients whose Shares are held in omnibus accounts at UBS, or its designee, without a sales charge, load or 12b-1 distribution/service fee. For these clients UBS may charge commissions or transaction fees with respect to brokerage transactions in Class I Shares. Such fees are imposed by UBS for its retail brokerage clients, not the Fund, and are not paid by other purchasers of Class I Shares. The imposition of such fees by UBS does not impact the net asset value calculated after your order for Class I Shares is received by the Fund. Please contact your UBS representative for more information about these fees and other eligibility requirements.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually
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shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Fund’s returns.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
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Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s net asset value (“NAV”). Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
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Derivatives are instruments that have a value derived from, or directly linked to an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
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Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value
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of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.
125-20-01500 01-21

▼  January 28, 2021

Class D Shares Ticker
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	JANBX
Janus Henderson Contrarian Fund	JACNX
Janus Henderson Enterprise Fund	JANEX
Janus Henderson Forty Fund	JFRDX
Janus Henderson Growth and Income Fund	JNGIX
Janus Henderson Research Fund	JNRFX
Janus Henderson Triton Fund†	JANIX
Janus Henderson Venture Fund†	JANVX
Janus Investment Fund

Prospectus

Eliminate Paper Mail. Set up e-Delivery of prospectuses, annual reports, and statements at janushenderson.com/edelivery.
†The Fund is closed to certain new investors. Refer to the “Shareholder’s Manual” section of this Prospectus for more details.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes eight portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are offered directly through the Janus Henderson funds to eligible investors by calling 1-800-525-3713 or at janushenderson.com/individual. The Shares are not offered through financial intermediaries.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Fund summary
Janus Henderson Balanced Fund	2
Janus Henderson Contrarian Fund	9
Janus Henderson Enterprise Fund	14
Janus Henderson Forty Fund	18
Janus Henderson Growth and Income Fund	22
Janus Henderson Research Fund	26
Janus Henderson Triton Fund	31
Janus Henderson Venture Fund	36
Additional information about the Funds
Fees and expenses	41
Additional investment strategies and general portfolio policies	41
Risks of the Funds	48
Management of the Funds
Investment adviser	59
Management expenses	59
Investment personnel	62
Other information	66
Distributions and taxes	67
Shareholder’s manual
Doing business with Janus Henderson	70
Pricing of fund shares	75
Administrative services fees	76
Payments to financial intermediaries by Janus Capital or its affiliates	76
Paying for shares	77
Exchanges	78
Payment of redemption proceeds	79
Excessive trading	83
Shareholder services and account policies	85
Financial highlights	88
Glossary of investment terms	96
1 | Janus Investment Fund

Fund summary

Janus Henderson Balanced Fund
Ticker:	JANBX	Class D Shares

Investment Objective
Janus Henderson Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.55%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.71%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 73	$ 227	$ 395	$ 883

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Fund normally invests at least 25% of its assets in fixed-income senior securities. As of September 30, 2020, approximately 61.20% of the Fund’s assets were held in equity securities, including common stocks and preferred stocks, and 38.04% of the Fund’s assets were held in fixed-income securities and cash equivalents.
The Fund’s equity investments include, but are not limited to, common stocks, preferred stocks, and other securities with equity characteristics. The Fund’s fixed-income investments include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Fund may also invest in money market instruments and commercial loans (such as bank loans). The Fund may invest in fixed and floating rate obligations with varying durations.
The Fund will limit its investments in high-yield/high-risk bonds (also known as “junk” bonds) to 35% of the fixed-income portion of its net assets. The Fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Fund may also invest in foreign securities, which may include investments in emerging market securities.
The Fund may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market
2 | Janus Henderson Balanced Fund

indices. In particular, the Fund may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions and may use futures, including Treasury bond futures and interest rate swaps, to manage interest rate risk, yield curve positioning, and country exposure. The Fund may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Fund’s exposure to a particular market, to manage or adjust the risk profile of the Fund relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Fund’s exposure to derivatives will vary, and may include derivatives that have characteristics similar to the securities in which the Fund may directly invest.
In choosing investments for the Fund, the portfolio managers who focus on the equity portion of the Fund apply a “bottom up” approach and look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers who focus on the fixed-income portion of the Fund use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. The portfolio managers share day-to-day responsibility for the Fund’s investments.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets of its fixed-income investments as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Dividend-Oriented Stocks Risk.   Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Fixed-Income Securities Risk.   The Fund holds debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance.The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. If rising interest rates cause the Fund to lose enough value, the Fund
3 | Janus Henderson Balanced Fund

could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
High-Yield/High-Risk Bond Risk.   High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Sovereign Debt Risk.   The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk.   Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Floating Rate Obligations Risk.   The Fund may invest in floating rate obligations that reset regularly, maintaining a fixed spread over a stated reference rate such as the London InterBank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), or the Treasury bill rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.
4 | Janus Henderson Balanced Fund

Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Loan Risk.   The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
TBA Commitments Risk.   The Fund may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. Accordingly, there is a risk that the security that the Fund buys will lose value between the purchase and settlement dates.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The Fund may use derivatives, including forward currency contracts and exchange-traded and Treasury futures, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Rule 144A Securities Risk.   The Fund may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. The Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
5 | Janus Henderson Balanced Fund

LIBOR Replacement Risk.   The Fund may invest in certain debt securities, derivatives, or other financial instruments that utilize LIBOR as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates resulting in a reduction in the value of certain instruments held by the Fund, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including SOFR that is intended to replace the U.S. dollar LIBOR.
Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
6 | Janus Henderson Balanced Fund

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	12.90%	Worst Quarter:	1st Quarter 2020	– 11.52%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/1/92)
Class D Shares
Return Before Taxes	14.33%	11.79%	10.09%	10.05%
Return After Taxes on Distributions	13.53%	10.55%	8.80%	8.60%
Return After Taxes on Distributions and Sale of Fund Shares	8.84%	9.04%	7.86%	8.08%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	7.51%	4.44%	3.84%	5.44%
Balanced Index (reflects no deduction for expenses, fees, or taxes)	14.20%	10.57%	9.52%	8.37%

The Fund’s primary benchmark index is the S&P 500 Index. The Fund also compares its performance to the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.
•
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
7 | Janus Henderson Balanced Fund

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Jeremiah Buckley , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015. Michael Keough is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2019. Marc Pinto, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since May 2005. Greg Wilensky,CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since February 2020.
Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-Portfolio Manager of the Fund through April 2, 2021.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
8 | Janus Henderson Balanced Fund

Fund summary

Janus Henderson Contrarian Fund
Ticker:	JACNX	Class D Shares

Investment Objective
Janus Henderson Contrarian Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.55%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.72%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 74	$ 230	$ 401	$ 894

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The portfolio manager seeks to invest in companies where the stock price trades at a significant discount to the portfolio manager’s estimate of fair value and whose intrinsic value the portfolio manager believes will grow over time. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund may also invest in fixed-income instruments, such as convertible securities and preferred stock. The Fund may invest in foreign securities, which may include investments in emerging markets. The Fund may also invest in real estate investment trusts (“REITs”).
The portfolio managerapplies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom up” analysis, the portfolio manager seeks to identify durable businesses whose stocks are available at market prices below the portfolio manager’s estimate of their intrinsic value, whose intrinsic value is expected to grow over time, and whose management teams are aligned with shareholders. The portfolio manager will generally consider selling a stock when, in the portfolio manager’s opinion, the business shows declining fundamentals, the stock is overvalued, or if the investing thesis for owning the stock has changed.
9 | Janus Henderson Contrarian Fund

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk .   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Value Investing Risk.   The Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio manager.
Growth Securities Risk.   The Fund invests in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Nondiversification Risk.   The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and
10 | Janus Henderson Contrarian Fund

creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Fixed-Income Securities Risk.   The Fund may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth.
Convertible Securities Risk.   The Fund may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume
11 | Janus Henderson Contrarian Fund

reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	25.98%	Worst Quarter:	1st Quarter 2020	– 24.60%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (2/29/00)
Class D Shares
Return Before Taxes	27.86%	14.88%	11.44%	8.60%
Return After Taxes on Distributions	27.30%	12.97%	10.13%	7.75%
Return After Taxes on Distributions and Sale of Fund Shares	16.80%	11.33%	9.04%	7.11%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.03%

The Fund’s primary benchmark index is the S&P 500 Index. The S&P 500 Index is used to calculate the Fund’s performance fee adjustment. The index is described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Nick Schommer , CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since July 2017.

12 | Janus Henderson Contrarian Fund

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
13 | Janus Henderson Contrarian Fund

Fund summary

Janus Henderson Enterprise Fund
Ticker:	JANEX	Class D Shares

Investment Objective
Janus Henderson Enterprise Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.80%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 82	$ 255	$ 444	$ 990

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2020, they ranged from approximately $538 million to $38.2 billion. The Fund may also invest in foreign securities, which may include investments in emerging markets. In addition, the Fund’s investments may include securities of real estate-related companies, including real estate investment trusts.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, and competitive positioning.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

14 | Janus Henderson Enterprise Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Mid-Sized Companies Risk.   The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
15 | Janus Henderson Enterprise Fund

Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.21%	Worst Quarter:	1st Quarter 2020	– 24.06%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/1/92)
Class D Shares
Return Before Taxes	20.27%	17.93%	14.85%	11.79%
Return After Taxes on Distributions	18.00%	16.71%	13.79%	10.99%
Return After Taxes on Distributions and Sale of Fund Shares	13.56%	14.37%	12.25%	10.26%
Russell Midcap® Growth Index (reflects no deduction for expenses, fees, or taxes)	35.59%	18.66%	15.04%	11.31%

16 | Janus Henderson Enterprise Fund

The Fund’s primary benchmark index is the Russell Midcap Growth Index. The index is described below.
•
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Brian Demain , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
17 | Janus Henderson Enterprise Fund

Fund summary

Janus Henderson Forty Fund
Ticker:	JFRDX	Class D Shares

Investment Objective
Janus Henderson Forty Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.65%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.80%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 82	$ 255	$ 444	$ 990

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing primarily in a core group of 30-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, but will invest primarily in larger, well-established companies. The Fund may also invest in foreign securities, which may include investments in emerging markets. As of September 30, 2020, the Fund held stocks of 40 companies. Of these holdings, 20 comprised approximately 72.28% of the Fund’s holdings.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
18 | Janus Henderson Forty Fund

Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Nondiversification Risk.   The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Mid-Sized Companies Risk.   The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on January 27, 2017. The performance shown for Class D Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to January 27, 2017, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. The performance shown for Class D Shares reflects the performance of Janus Adviser Forty Fund’s (the “JAD predecessor fund”)
19 | Janus Henderson Forty Fund

Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class D Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.
If Class D Shares of the Fund had been available during periods prior to January 27, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.66%	Worst Quarter:	3rd Quarter 2011	– 15.55%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (5/1/97)
Class D Shares
Return Before Taxes	39.13%	20.57%	16.66%	12.78%
Return After Taxes on Distributions	36.54%	18.12%	13.58%	11.43%
Return After Taxes on Distributions and Sale of Fund Shares	24.91%	16.04%	12.74%	10.85%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	9.50%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	8.79%

The Fund’s primary benchmark index is the Russell 1000 Growth Index. The Fund also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Fund’s performance fee adjustment. The indices are described below.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
20 | Janus Henderson Forty Fund

•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following January 27, 2017; for the Fund’s Class S Shares for periods July 6, 2009 to January 27, 2017; for the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) for the periods August 1, 2000 to July 6, 2009; and actual distributions for other classes of shares for periods prior to August 1, 2000. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since June 2013. Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
21 | Janus Henderson Forty Fund

Fund summary

Janus Henderson Growth and Income Fund
Ticker:	JNGIX	Class D Shares

Investment Objective
Janus Henderson Growth and Income Fund seeks long-term capital growth and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.60%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.76%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 78	$ 243	$ 422	$ 942

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio managers believe have income potential.
With respect to the selection of equity securities selected for growth potential, the portfolio managers additionally consider income-generating potential. Eligible equity securities in which the Fund may invest include:
•
common stocks
•
preferred stocks
•
other securities with equity characteristics
With respect to the selection of securities selected for income potential, equity securities may make up part or all of the income component. The portfolio managers focus on identifying large, well-established companies that pay out a large portion of their free cash flow in dividends and have the ability to grow their dividends over time.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may also invest in foreign securities, which may include investments in emerging markets.
22 | Janus Henderson Growth and Income Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The Fund’s investment strategies could result in significant fluctuations of income.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Dividend-Oriented Stocks Risk.   Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in
23 | Janus Henderson Growth and Income Fund

effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	17.80%	Worst Quarter:	1st Quarter 2020	– 22.97%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (5/15/91)
Class D Shares
Return Before Taxes	10.32%	14.13%	12.77%	10.97%
Return After Taxes on Distributions	9.18%	12.64%	11.60%	9.84%
Return After Taxes on Distributions and Sale of Fund Shares	6.83%	11.03%	10.37%	9.29%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.38%

The Fund’s primary benchmark index is the S&P 500 Index. The index is described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
24 | Janus Henderson Growth and Income Fund

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Jeremiah Buckley , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2014. Marc Pinto, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since November 2007.
Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-Portfolio Manager of the Fund through April 2, 2021.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
25 | Janus Henderson Growth and Income Fund

Fund summary

Janus Henderson Research Fund
Ticker:	JNRFX	Class D Shares

Investment Objective
Janus Henderson Research Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.51%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.66%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 67	$ 211	$ 368	$ 822

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Centralized Equity Research Matthew Peron (the “Central Research Team”), select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has
26 | Janus Henderson Research Fund

changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Growth Securities Risk.   The Fund invests in companies that the investment personnel believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. The Fund’s Central Research Team compares and broadly matches the Fund’s sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.
Mid-Sized Companies Risk.   The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the
27 | Janus Henderson Research Fund

collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.75%	Worst Quarter:	3rd Quarter 2011	– 16.18%

28 | Janus Henderson Research Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (5/3/93)
Class D Shares
Return Before Taxes	32.79%	17.50%	15.11%	12.21%
Return After Taxes on Distributions	31.87%	15.47%	13.46%	10.76%
Return After Taxes on Distributions and Sale of Fund Shares	20.06%	13.57%	12.18%	10.16%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	38.49%	21.00%	17.21%	10.79%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	10.20%

The Fund’s primary benchmark index is the Russell 1000 Growth Index. The Fund also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Fund’s performance fee adjustment. The indices are described below.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Management:  Matthew Peron , Janus Capital’s Director of Centralized Equity Research, provides general oversight of the Central Research Team and has done so since April 2020.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

29 | Janus Henderson Research Fund

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
30 | Janus Henderson Research Fund

Fund summary

Janus Henderson Triton Fund
(closed to certain new investors)
Ticker:	JANIX	Class D Shares

Investment Objective
Janus Henderson Triton Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.80%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 82	$ 255	$ 444	$ 990

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing at least 50% of its equity assets in small- and medium-sized companies. The Fund may also invest in larger companies with strong growth potential. Small- and medium-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2500tm Growth Index at the time of initial purchase. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2020, they ranged from approximately $18 million to $17.5 billion. The Fund may invest in shares of companies through initial public offerings.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may also invest in foreign securities, which may include investments in emerging markets.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

31 | Janus Henderson Triton Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
32 | Janus Henderson Triton Fund

Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	29.44%	Worst Quarter:	1st Quarter 2020	– 27.82%

33 | Janus Henderson Triton Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (2/25/05)
Class D Shares
Return Before Taxes	28.47%	17.04%	14.82%	13.77%
Return After Taxes on Distributions	27.21%	15.73%	13.43%	12.59%
Return After Taxes on Distributions and Sale of Fund Shares	17.67%	13.46%	12.01%	11.50%
Russell 2500TM Growth Index (reflects no deduction for expenses, fees, or taxes)	40.47%	18.68%	15.00%	11.75%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	10.55%

The Fund’s primary benchmark index is the Russell 2500 Growth Index. The Fund also compares its performance to the Russell 2000 Growth Index. The indices are described below.
•
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
•
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Jonathan D. Coleman , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since May 2013. Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

34 | Janus Henderson Triton Fund

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
35 | Janus Henderson Triton Fund

Fund summary

Janus Henderson Venture Fund
(closed to certain new investors)
Ticker:	JANVX	Class D Shares

Investment Objective
Janus Henderson Venture Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.80%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 82	$ 255	$ 444	$ 990

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The Fund may also invest in larger companies with strong growth potential. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index at the time of initial purchase. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2020, they ranged from approximately $18 million to $10.9 billion. The Fund may invest in shares of companies through initial public offerings.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may also invest in foreign securities, which may include investments in emerging markets.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

36 | Janus Henderson Venture Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small-Sized Companies Risk.   The Fund’s investments in securities issued by small-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Foreign Exposure Risk.   The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
37 | Janus Henderson Venture Fund

Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	29.70%	Worst Quarter:	1st Quarter 2020	– 25.80%

38 | Janus Henderson Venture Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (4/30/85)
Class D Shares
Return Before Taxes	31.65%	16.46%	14.83%	12.73%
Return After Taxes on Distributions	29.98%	15.05%	12.89%	10.60%
Return After Taxes on Distributions and Sale of Fund Shares	19.85%	12.96%	11.73%	10.25%
Russell 2000® Growth Index (reflects no deduction for expenses, fees, or taxes)	34.63%	16.36%	13.48%	9.05%
Russell 2000® Index (reflects no deduction for expenses, fees, or taxes)	19.96%	13.26%	11.20%	9.98%

The Fund’s primary benchmark index is the Russell 2000 Growth Index. The Fund also compares its performance to the Russell 2000 Index. The indices are described below.
•
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Jonathan D. Coleman , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since May 2013. Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

39 | Janus Henderson Venture Fund

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
40 | Janus Henderson Venture Fund

Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended September 30, 2020.
•
“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting, and other shareholder services, as well as reimbursement to Janus Capital of its out-of-pocket costs for services as administrator. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.64% for each of Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Henderson Research Fund. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Other Expenses”

°
include an administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC (“Janus Services”), the Funds’ transfer agent, as detailed below.
Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

°
include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Services of its out-of-pocket costs for arranging for the provision by third parties of certain servicing to shareholders.
•
Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on January 28, 2021. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver will have a positive effect upon a fund’s performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies.
•
All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
41 | Janus Investment Fund

Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks. The portfolio managers and/or investment personnel generally take a “bottom up” approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria, with the exception of the portfolio managers of Janus Henderson Growth and Income Fund, Janus Henderson Triton Fund, and Janus Henderson Venture Fund, who do consider the size of a company within the criteria described in their respective investment strategies. The portfolio managers and/or investment personnel may sell a holding if, among other things, the security reaches the portfolio managers’ and/or investment personnel’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The portfolio managers and/or investment personnel may also sell a Fund holding to meet redemptions and, with respect to Janus Henderson Research Fund, to rebalance sector weightings.
Janus Henderson Balanced Fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The portfolio managers who focus on the equity portion of the Fund apply a “bottom up” approach and look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers who focus on the fixed-income portion of the Fund use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
Janus Henderson Growth and Income Fund pursues its investment objective by normally investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio managers believe have income potential. With respect to the selection of equity securities selected for growth potential, the portfolio managers additionally consider income-generating potential. With respect to the selection of securities selected for income potential, equity securities may make up part or all of the income component. The portfolio managers focus on identifying large, well-established companies that pay out a large portion of their free cash flow in dividends and have the ability to grow their dividends over time.
Janus Henderson Contrarian Fund’s portfolio manager will typically seek attractively valued companies. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. A company may be considered attractively valued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth (“undervalued”). A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.
Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Centralized Equity Research Matthew Peron (the “Central Research Team”), select investments for Janus Henderson Research Fund that reflect the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research,
42 | Janus Investment Fund

quantitative modeling, and valuation analysis and rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: i) good and preferably growing free cash flow, ii) strong and defensible market position, iii) healthy risk/return profile, iv) exemplary governance, and v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers.
Cash Position
The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Emerging market countries in which a Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
Foreign Securities
Certain Funds may invest in foreign securities. The portfolio managers and/or investment personnelseek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which a Fund may invest, and a Fund may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent a Fund invests in high-yield/high-risk bonds, under normal circumstances, each Fund, with the exception of Janus Henderson Balanced Fund and Janus Henderson Contrarian Fund, will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets. Janus Henderson Balanced Fund will limit its investments in such bonds to 35% or less of the fixed-income portion of its net assets and Janus Henderson Contrarian Fund will limit its investments in such bonds to 20% or less of its net assets.
Illiquid Investments
A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects
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cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
A Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Fund may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on a Fund.
Loans
Janus Henderson Balanced Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets.
Bank Loans.   Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans.   Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans.   DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans.   Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
A Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
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A Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Fund’s yield and return.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Janus Henderson Contrarian Fund and Janus Henderson Forty Fund are classified as “nondiversified.” A fund that is classified as “nondiversified” has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managershave identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the fund.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund’s portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Real Estate-Related Securities
A Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain
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circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle or in time deposits and will receive an investment advisory fee for managing such assets.
Short Sales
Certain Funds may engage in short sales. In general, no more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). A Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Fund to similar risks. To the extent that a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a Fund, which may increase the Fund’s volatility.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund’s portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on
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exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments
A Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s net asset value (“NAV”). Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government Securities
Each Fund, particularly Janus Henderson Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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other investment companies (such as exchange-traded funds)
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Brexit Risk.   The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that a Fund has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Fund’s investments.
Convertible Securities Risk.   A Fund may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Counterparty Risk .   Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.   Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
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Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
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Currency Futures Risk.   Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
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Forward Foreign Currency Exchange Contract Risk.   Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward currency contract at the optimal time and may adversely affect a Fund’s returns and net asset value.
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Index Credit Default Swaps Risk.   If a Fund holds a long position in an index credit default swap (“CDX”) , the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, a Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Fund will not be able to meet its obligation to the counterparty.
Emerging Markets Risk.   Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that
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a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in emerging market securities may be reduced when a Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which a Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk.   A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.   The Funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
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Fixed-Income Securities Risk.   The Funds, particularly Janus Henderson Balanced Fund, may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Fund’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause a Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk.   Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Some of the risks of investing directly in foreign securities may be reduced to the extent that a Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic
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securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk.   As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Political and Economic Risk.  Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict a Fund’s ability to buy affected securities or force a Fund to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Fund may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk.   There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Foreign Market Risk.   Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
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Geographic Concentration Risk.   To the extent that a Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
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Transaction Costs.   Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.   High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
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The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk.   Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry and sector risk.
Initial Public Offering and Secondary Offering Risk.   A Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Funds, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain Funds’ performance in the past, there can be no assurance that the Funds will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
A Fund may purchase shares in secondary offerings. Secondary offerings may expose a Fund to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that is has a small asset base. Secondary offering shares frequently are volatile in price. As a result, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk.   Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The Funds may use futures, swaps, options, and other derivatives to manage interest rate risk. The income component of Janus Henderson Balanced Fund’s holdings includes fixed-income securities. The income component of Janus Henderson Growth and Income Fund’s holdings may include fixed-income securities.
Leverage Risk.   Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
LIBOR Replacement Risk.   Janus Henderson Balanced Fund may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates resulting in a reduction in the value of certain instruments held by a Fund, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest
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rates may adversely affect a Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for certain Funds. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Liquidity Risk.   A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in Rule 144A and restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value, may increase brokerage costs, and may result in taxable capital gains.
Loan Risk.   Janus Henderson Balanced Fund may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
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Bank Loan Risk.   The bank loans in which Janus Henderson Balanced Fund invests may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing the Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent the Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities
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associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).
The Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
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Bridge Loan Risk.   Investments in bridge loans subject the Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
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DIP Loan Risk.   Investments in debtor-in-possession (“DIP”) loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP loan.
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Mezzanine Loan Risk.   Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Management Risk.   The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund’s share price may also decrease.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s and/or investment personnel’s use of derivative investments will benefit the Funds. A Fund’s performance
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could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
A Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s and/or investment personnel’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s and/or investment personnel’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.   The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ and/or investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the end of quantitative easing and/or rising interest rates could cause the value of a Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund, you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and other pandemics, including the COVID-19 outbreak), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on a Fund and its investments, a Fund’s ability to meet redemption requests, and the processes and operations of a Fund’s service providers, including Janus Capital.
Mortgage- and Asset-Backed Securities Risk.   Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the
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underlying loans by individuals. A Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk.   Janus Henderson Contrarian Fund and Janus Henderson Forty Fund are classified as nondiversified under the Investment Company Act of 1940, as amended, and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by a Fund may have a greater impact on the Fund’s net asset value and total return. Being nondiversified may also make a Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although each Fund may satisfy the requirements for a diversified fund, and has from time to time operated as diversified, each Fund’s nondiversified classification gives the Fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. A Fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund’s performance and share price. Since Janus Henderson Forty Fund normally invests primarily in a core portfolio of 30-40 common stocks, this risk may be increased.
Real Estate Securities Risk.   To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.   To the extent that a Fund holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Rule 144A Securities Risk.   Certain Funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with the Funds’ applicable policies and procedures and the SEC’s liquidity rule. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively a Fund’s ability to dispose of such securities promptly or at expected prices. Accordingly, a Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Small- and Mid-Sized Companies Risk.   A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources,
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limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
Sovereign Debt Risk.   A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk.   A Fund may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, a Fund could suffer a loss. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to a Fund may be less favorable than the security delivered to the dealer. Accordingly, there is a risk that the security that a Fund buys will lose value between the purchase and settlement dates. When a Fund sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. A Fund is generally not required to pay for the TBA security until the settlement date and, as a result, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Warrants and Rights Risk.   The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios and furnishes continuous advice and recommendations concerning the Funds’ investments for the Funds. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission (the “SEC”)
that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund, with the exception of Janus Henderson Balanced Fund, Janus Henderson Contrarian Fund, Janus Henderson Enterprise Fund, and Janus Henderson Triton Fund, have approved the use of a manager-of-managers structure.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Funds.

Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay.
The following tables reflect each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).
Fixed-Rate Investment Advisory Fee
The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund’s average daily net assets.
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Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (1) (%) (for the fiscal year ended September 30, 2020
Janus Henderson Balanced Fund	All Asset Levels	0.55	0.55
Janus Henderson Enterprise Fund	All Asset Levels	0.64	0.64
Janus Henderson Growth and Income Fund	All Asset Levels	0.60	0.60
Janus Henderson Triton Fund	All Asset Levels	0.64	0.64
Janus Henderson Venture Fund	All Asset Levels	0.64	0.64

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels for at least a one-year period commencing on January 28, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are reflected in the actual investment advisory fee rates shown.
Performance-Based Investment Advisory Fee
As reflected in the table below, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, and Janus Henderson Forty Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period. The second column in the table below shows each Fund’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Fund’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year.
As an example, if a Fund outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Fund Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Investment Advisory Fee Rate (1) (%) (for the fiscal year ended September 30, 2020)
Janus Henderson Contrarian Fund	0.64	± 7.00%	0.55	0.55
Janus Henderson Research Fund	0.64	± 5.00%	0.51	0.51
Janus Henderson Forty Fund	0.64	± 8.50%	0.65	0.65

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels for at least a one-year period commencing on January 28, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers and any applicable performance adjustments are reflected in the actual investment advisory fee rates shown.
For Janus Henderson Contrarian Fund, Janus Henderson Research Fund, and Janus Henderson Forty Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance
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adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:
Fund Name	Benchmark Index
Janus Henderson Contrarian Fund	S&P 500 Index
Janus Henderson Research Fund	Russell 1000 Growth Index
Janus Henderson Forty Fund	Russell 1000 Growth Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months.
No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual report (for the period ending September 30) and semiannual report (for the period ending March 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The reports are also available, free of charge, at janushenderson.com/reports.
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Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, if applicable, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver for at least a one-year period commencing on January 28, 2021.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Balanced Fund	0.68
Janus Henderson Contrarian Fund(1)	0.75
Janus Henderson Enterprise Fund	0.80
Janus Henderson Forty Fund(1)	0.68
Janus Henderson Growth and Income Fund	0.67
Janus Henderson Research Fund(1)	0.68
Janus Henderson Triton Fund	0.92
Janus Henderson Venture Fund	0.92

(1)
The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

Investment personnel
Janus Henderson Balanced Fund

Co-Portfolio Managers Jeremiah Buckley, Michael Keough, Marc Pinto, and Greg Wilensky are responsible for the day-to-day management of the Fund. Messrs. Keough and Wilensky focus on the fixed-income portion of the Fund. Messrs. Buckley and Pinto focus on the equity portion of the Fund. Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-Portfolio Manager of Janus Henderson Balanced Fund until April 2, 2021. Effective April 2, 2021, all references to Marc Pinto are deleted from this Prospectus. Mr. Buckley will continue to serve as Portfolio Manager of the equity portion of the Fund.
Jeremiah Buckley , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1998 as an analyst. Mr. Buckley holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. Mr. Buckley holds the Chartered Financial Analyst designation.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since December 2019. Mr. Keough is also Portfolio Manager for other Janus Henderson accounts. He joined Janus Capital in January 2007 as an analyst. Mr. Keough holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Marc Pinto , CFA, is Executive Vice President and lead Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor of Arts degree in History from Yale University and a Master of Business Administration degree from Harvard University. Mr. Pinto holds the Chartered Financial Analyst designation.
Greg Wilensky , CFA, is Head of U.S. Fixed Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Balanced Fund, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in January 2020, Mr. Wilensky was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. Mr. Wilensky holds the Chartered Financial Analyst designation.
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Janus Henderson Contrarian Fund

Nick Schommer , CFA, is Executive Vice President and Portfolio Manager of Janus Henderson Contrarian Fund, which he has managed since July 2017. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in June 2013, Mr. Schommer was an associate portfolio manager at Thornburg Investment Management from January 2012 to May 2013, and a research analyst at Marsico Capital Management, LLC from 2007 to 2011. Mr. Schommer holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
Janus Henderson Enterprise Fund

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Fund. Mr. Demain, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Enterprise Fund, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1999 as a securities analyst. Mr. Demain holds a Bachelor of Arts degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.
Cody Wheaton , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Enterprise Fund, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in 2001 as a research analyst. Mr. Wheaton holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.
Janus Henderson Forty Fund

Co-Portfolio Managers A. Douglas Rao and Nick Schommer jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of Janus Henderson Forty Fund, which he has managed or co-managed since June 2013. Mr. Rao is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in May 2013, Mr. Rao was a portfolio manager with Marsico Capital Management, LLC from 2007 to 2012. Mr. Rao holds a Bachelor of Arts degree in History from the University of Virginia and a Master of Business Administration degree from the University of California, Los Angeles.
Nick Schommer , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Forty Fund, which he has co-managed since January 2016. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in June 2013, Mr. Schommer was an associate portfolio manager at Thornburg Investment Management from January 2012 to May 2013, and a research analyst at Marsico Capital Management, LLC from 2007 to 2011. Mr. Schommer holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
Janus Henderson Growth and Income Fund

Co-Portfolio Managers Jeremiah Buckley and Marc Pinto jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-Portfolio Manager of Janus Henderson Growth and Income Fund until April 2, 2021. Effective April 2, 2021, all references to Marc Pinto are deleted from this Prospectus. Mr. Buckley will continue to serve as Portfolio Manager of the Fund.
Jeremiah Buckley , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Growth and Income Fund, which he has co-managed since July 2014. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1998 as an analyst. Mr. Buckley holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. Mr. Buckley holds the Chartered Financial Analyst designation.
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Marc Pinto , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Growth and Income Fund, which he has managed or co-managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor of Arts degree in History from Yale University and a Master of Business Administration degree from Harvard University. Mr. Pinto holds the Chartered Financial Analyst designation.
Janus Henderson Research Fund

The Central Research Team selects investments for Janus Henderson Research Fund and has done so since February 2006. The Central Research Team consists of Janus Capital’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is Janus Capital’s Director of Centralized Equity Research. Mr. Peron is primarily responsible for the day-to-day operations of the Fund. He leads the Portfolio Oversight Team that reviews the Fund’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in April 2020, Mr. Peron was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Janus Henderson Triton Fund

Co-Portfolio Managers Jonathan D. Coleman and Scott Stutzman are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Jonathan D. Coleman , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Triton Fund, which he has managed or co-managed since May 2013. Mr. Coleman is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1994 as a research analyst and was formerly Co-Chief Investment Officer of Janus Capital from 2006 to 2013. Mr. Coleman holds a Bachelor of Arts degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.
Scott Stutzman , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Triton Fund, which he has co-managed since July 2016. Mr. Stutzman is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in 2007 as a research analyst. Mr. Stutzman holds a Bachelor of Science degree in Industrial Engineering and Management Sciences from Northwestern University, and a Master of Business Administration degree, with a concentration in Finance, from Columbia University. Mr. Stutzman holds the Chartered Financial Analyst designation.
Janus Henderson Venture Fund

Co-Portfolio Managers Jonathan D. Coleman and Scott Stutzman are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Jonathan D. Coleman , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Venture Fund, which he has managed or co-managed since May 2013. Mr. Coleman is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1994 as a research analyst and was formerly Co-Chief Investment Officer of Janus Capital from 2006 to 2013. Mr. Coleman holds a Bachelor of Arts degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.
Scott Stutzman , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Venture Fund, which he has co-managed since July 2016. Mr. Stutzman is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in 2007 as a research analyst. Mr. Stutzman holds a Bachelor of Science degree in Industrial Engineering and Management Sciences from Northwestern University, and a Master of Business Administration degree, with a concentration in Finance, from Columbia University. Mr. Stutzman holds the Chartered Financial Analyst designation.
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Information about the portfolio managers’ and/or investment personnel’s compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Janus Henderson Triton Fund and Janus Henderson Venture Fund have limited sales of their Shares. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the “Shareholder’s Manual” section of this Prospectus and in the “Shares of the Trust” section of the SAI.

LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE Funds
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Balanced Fund and Janus Henderson Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-advantaged account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact a Janus Henderson representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

Distribution Options
When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to janushenderson.com/individual, by calling a Janus Henderson representative, or by writing to the Funds at one of the addresses listed in the Shareholder’s Manual section of this Prospectus. The Fundsoffer the following options:
Reinvestment Option.   You may reinvest your income dividends and capital gains distributions in additional shares.
Cash Option.   You may receive your income dividends and capital gains distributions in cash.
Reinvest and Cash Option.   You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.
Redirect Option.   You may direct your dividends or capital gains distributions to purchase shares of another Janus Henderson fund.
The Fundsreserve the right to reinvest uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to “Shareholder Services and Account Policies.”
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TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”).
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, the Janus Henderson funds will report cost basis information to you and to the IRS. Each Fund will permit shareholders to elect their preferred cost basis
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method. In the absence of an election, the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If a Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s manual

This Shareholder’s Manual is for those shareholders investing directly with the Funds. This section will help you become familiar with the different types of accounts you can establish with Janus Capital. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.
With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.

Doing business with Janus Henderson
The Fundsoffer multiple classes of shares in order to meet the needs of various types of investors. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. If you would like additional information about the other available share classes, please call 1-800-525-3713.

Online – janus henderson .com – 24 hours a day, 7 days a week

At janus henderson .com/individual * existing shareholders can:
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Obtain Fund information and performance
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View your personalized performance
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Review your account or your complete portfolio
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Buy, exchange, and sell Janus Henderson funds
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Update personal information
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Receive electronic daily transaction confirmations, quarterly and year-end statements, semiannual and annual reports, prospectuses, and tax forms
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Analyze the fees associated with your investment (www.finra.org/fundanalyzer)
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Open a new account
*
Certain account or transaction types may be restricted from being processed through janushenderson.com. If you would like more information about these restrictions, please contact a Janus Henderson representative.

Janus Henderson XpressLine tm 1-888-979-7737 • 24-hour automated phone system Janus Henderson Representatives 1-800-525-3713 TDD For the speech and hearing impaired. 1-800-525-0056	Mailing Address Janus Henderson P.O. Box 219109 Kansas City, MO 64121-9109 For Overnight Mail Janus Henderson 430 W 7th Street, Suite 219109 Kansas City, MO 64105-1407

Minimum Investments*

To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

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*
The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus Henderson prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SARSEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of JHG and its subsidiaries may open Fund accounts for $100.
Minimum Investment Requirements
Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account (paid to Janus Services) with values below the minimums described under “Minimum Investments” or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

Available Incentive Programs
Bonus Program for Taxable Account Purchases and Tax-Advantaged Account Transfers/Rollovers
Through Janus Services’ Bonus Program, Janus Services will pay a bonus of up to $2,500 to you for making certain eligible purchases of Fund shares in taxable accounts or transfers/rollovers from a non-Janus Henderson fund account into a Janus Henderson fund tax-advantaged account. The Bonus Program is valid with an eligible purchase or transfer/rollover of $20,000 or more. If you meet the eligibility requirements for the Bonus Program and enroll in it, Janus Services will deposit a bonus payment into your Fund account within approximately 30 days after the deposit of eligible funds in good order and receipt of a signed contract governing the Bonus Program. An investor must keep the eligible purchase in the account for a period of 360 calendar days in order to retain the bonus payment. Any sale of the qualifying purchase amount (in whole or in part), transfer, or closure of the account within the 360 calendar day period may result in forfeiture of the bonus payment. Any decline in an account’s value due solely to market value fluctuations will not result in the forfeiture of the bonus payment. Only taxable account purchases or transfers/rollovers to tax-advantaged accounts that are made on or after January 1, 2021 through December 31, 2021 are eligible for a bonus payment. The eligible period for the Bonus Program may be extended beyond this time frame at the sole discretion of Janus Services. Before enrolling in the Bonus Program, consult with your tax advisor about the appropriate tax treatment for the bonus offer and any tax implications associated with the receipt of a bonus payment. Janus Services reserves the right to change the terms, restrict, or revoke this Bonus Program at any time without advance notice.
You can request more information about Janus Services’ Bonus Program and eligibility requirements for taxable accounts by contacting a Janus Henderson representative at 1-800-525-3713 or by visiting www.janushenderson.com/bonus. You can request more information about the Bonus Program for tax-advantaged account transfers/rollovers by contacting a Janus Henderson Direct Rollover Specialist at 1-800-379-7603 or by visiting www.janushenderson.com/bonus.
Contribution Match Payments
Investors that transfer/rollover assets from a non-Janus Henderson fund account into a tax-advantaged account are also eligible for Janus Services’ Contribution Match Program. To receive a Janus Services’ Contribution Match payment, (i) the value of your tax-advantaged account must remain equal to or greater than the value of the eligible transfer/rollover (but not including any losses due solely to market value fluctuations) for 12 months following the receipt of your transfer/rollover in good order and receipt of a signed contract governing the Contribution Match Program, and (ii) you must provide instructions to Janus Services on how to invest these payments. Janus Services Contribution Match payments will commence at the end of the first quarter in 2021 following an eligible contribution during the first quarter of 2021 into a Janus Henderson fund tax-advantaged account. The eligible period for Janus Services’ Contribution Match payments may be extended beyond this time frame at the sole discretion of Janus Services. Janus Services will match a percentage of these contributions based on the aggregate 2020 rollover or asset transfer eligible amount, and provide a matching contribution in an amount up to ten percent of your contribution. Before enrolling in the Contribution Match Program, consult with your tax advisor about the appropriate tax treatment for Janus Services Contribution Match payments and any tax implications associated with the receipt of a Contribution Match payment. Janus Services reserves the right to change the terms, restrict, or revoke the Contribution Match Program at any time without advance notice.
You can request more information about the Contribution Match Program and eligibility requirements by contacting a Janus Henderson Direct Rollover Specialist at 1-800-379-7603 or by visiting www.janushenderson.com/bonus.
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New Shareholder Incentive Program
New investors that are referred to Janus Henderson funds by an existing shareholder are eligible to participate in Janus Services’ New Shareholder Incentive Program. After the new investor has completed the required Referral Program Contract, Janus Services will fund the $100 initial investment required for new investors who have been referred through the New Shareholder Incentive Program, provided that new investors enroll in Janus Henderson’s automatic investment program in an amount equal to at least $50 per month. New investors will forfeit the $100 contributed by Janus Services if their account is closed or if their automatic monthly investment program payment is terminated within two years from the date the initial investment was made. Investor-initiated amounts outside of the initial investment are redeemable at any time at net asset value. Before enrolling in the New Shareholder Incentive Program, new investors should consult with their tax advisor about the appropriate tax treatment for participating in the New Shareholder Incentive Program and any tax implications associated with the receipt of the $100 initial investment. Janus Services reserves the right to change the terms, restrict, or revoke the New Shareholder Incentive Program at any time without advance notice.
You can request more information about Janus Services’ New Shareholder Incentive Program by contacting a Janus Henderson representative at 1-800-525-3713 or by visiting www.janushenderson.com/bonus.

Types of Account Ownership
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account. Janus Henderson Triton Fund and Janus Henderson Venture Fund have limited sales of their Shares. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the “Shareholder’s Manual” section of this Prospectus and in the “Shares of the Trust” section of the SAI.
Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.
Trust
An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.
Business Accounts
Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Tax-Advantaged Accounts
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account. Certain tax-advantaged accounts can only be maintained via written request. Please contact a Janus Henderson representative for more information.
If you are eligible, you may set up one or more tax-advantaged accounts. A tax-advantaged account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-advantaged accounts that may be opened with Janus Henderson are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-advantaged account.
Investing for Your Retirement
Please visit janushenderson.com/individual or call a Janus Henderson representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1∕2 and used for a nonqualifying purpose.
Traditional and Roth IRAs
Both IRAs allow most individuals with earned income to contribute up to the lesser of $6,000 or 100% of compensation, with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits.
Simplified Employee Pension (“SEP”) IRA
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.
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Profit Sharing or Money Purchase Pension Plans
These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only maintain this type of account via written request. Please contact a Janus Henderson representative for more information.

Accounts for the Benefit of a Child
Custodial Accounts (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor.
Coverdell Education Savings Account
This tax-advantaged plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.

Please refer to the following for information regarding opening an account and conducting business with Janus Henderson.

To Open an Account or Buy Shares
New accounts can be opened via written request or online. Please visit janushenderson.com/individual or contact a Janus Henderson representative for more information.
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
Although Janus Henderson Triton Fund and Janus Henderson Venture Fundare closed to new investors, if you are a current shareholder of one of these Funds, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts.
By Mail/In Writing

•
To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus Henderson or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.
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To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.
Online

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You may open a new account or buy additional shares in an existing Fund account (note that certain account or transaction types may be restricted from being processed through janushenderson.com). You may elect to have Janus Henderson electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via janushenderson.com/individual.
By Telephone

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For an existing account, you may use Janus Henderson XpressLine to buy shares 24 hours a day, or you may call a Janus Henderson representative during normal business hours. Janus Henderson will electronically withdraw funds from your designated bank account.
•
You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Henderson representative.
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By Automated Investments

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To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($50 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-advantaged accounts are not eligible for automated investments.
•
You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($50 minimum) invested directly into your Fund account.

Note: For more information, refer to “Paying for Shares.”

To Exchange Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Remember that Janus Henderson Triton Fund and Janus Henderson Venture Fundare closed to new investors. Unless you meet the criteria specified in the Closed Fund Policies in this Shareholder’s Manual, once you close your account, you may not make additional investments in these Funds.
Online

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Exchanges may generally be made online at janushenderson.com/individual.
By Telephone

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Generally all accounts are automatically eligible to exchange shares by telephone. To exchange all or a portion of your shares into any other available Janus Henderson fund, call Janus Henderson XpressLineor a Janus Henderson representative.
By Mail/In Writing

•
To request an exchange in writing, please follow the instructions in “Written Instructions.”
By Systematic Exchange

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You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month.

Note: For more information, refer to “Exchanges.”

To Sell Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Remember that Janus Henderson Triton Fund and Janus Henderson Venture Fundare closed to new investors. Unless you meet the criteria specified in the Closed Fund Policies in this Shareholder’s Manual, once you close your account, you may not make additional investments in these Funds.
Online

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Redemptions may be made online at janushenderson.com/individual.
By Telephone

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Generally all accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Janus Henderson XpressLine or a Janus Henderson representative. The Funds reserve the right to limit the dollar amount that you may redeem from your account by telephone.
By Mail/In Writing

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To request a redemption in writing, please follow the instructions in “Written Instructions.”
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By Systematic Redemption

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This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis.

Note: For more information, refer to “Payment of Redemption Proceeds.”

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
All purchases, exchanges, and redemptions will be duly processed at the NAV as described under “Policies in Relation to Transactions” after your request is received in good order by a Fund or its agents.
Securities held by the Funds are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
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The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
Policies in Relation to Transactions
All requests, including but not limited to, exchanges between a Fund and other Janus Henderson funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus Henderson’s P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

Administrative services fees
The Funds pay an annual administrative services fee based on the average daily net assets of Class D Shares, as detailed below.
Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

These administrative services fees are paid by Class D Shares of each Fund. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.

Payments to financial intermediaries by Janus Capital or its affiliates
With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary and when considering which share class of a fund is most appropriate.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower
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amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.

Paying for shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to buy shares.
Please note the following when purchasing Shares:
•
Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.
•
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted non-U.S. bank.
•
Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.
•
When purchasing Shares through the Automatic Investment Program, your automatic investment selection(s) will generally be active within three days following receipt of your authorization for the date and amount you specify. If no date or dollar amount is specified on your application, investments of $50 will be made on the 20th of each month. If the balance in the Janus Henderson fund account you are buying into falls to zero as the result of a redemption, exchange, or minimum balance fee, your Automatic Investment Program will be discontinued.
•
We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase Shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.
•
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•
If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Henderson Government Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus Henderson to (i) buy shares of another Janus Henderson fund or (ii) sell shares of Janus Henderson Government Money Market Fund and return the proceeds (including any dividends earned) to you, Janus Henderson will treat your inaction as approval of the purchase of Janus Henderson Government Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus Henderson for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Henderson Government Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Henderson Government Money Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will
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be automatically exchanged from Janus Henderson Government Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”
•
For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.
•
If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), Janus Capital is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, Janus Capital may temporarily limit additional share purchases. In addition, Janus Capital may close an account if it is unable to verify a shareholder’s identity. Please contact a Janus Henderson representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
The Funds have also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.

Exchanges
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Please note the following when exchanging Shares:
•
An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.
•
You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•
You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. A Fund’s fees and expenses differ between share classes. Exchanging from a direct share class to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Please read the Prospectus for the share class you are interested in prior to investing in that share class.
•
New regular Janus Henderson fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus Henderson fund account you are exchanging from is less than $2,500 ($100 for new regular Fund accounts with an automatic investment program of $50 per month). (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
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•
UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus Henderson fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
New Janus Henderson fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
Exchanges between existing Janus Henderson fund accounts must meet the $50 subsequent investment requirement.
•
For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus Henderson fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.
•
The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. Different restrictions may apply if you invest through an intermediary. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•
Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
With certain exceptions, exchanges between Janus Henderson fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus Henderson fund, you will need to meet criteria for investing in the closed fund. For more information, refer to Closed Fund Policies in the “Other Information” section of this Prospectus.
•
If the shares you are exchanging are held in certificate form, you must return the certificate to Janus Henderson prior to making any exchanges. Shares are no longer available in certificate form.

Note: For the fastest and easiest way to exchange shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*
Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.

Payment of redemption proceeds
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
By Electronic Transfer – Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.
•
Next Day Wire Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.
•
ACH (Automated Clearing House) Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.
By Check – Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.
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By Systematic Redemption – If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus Henderson fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Generally, orders to sell Shares may be initiated at any time at janushenderson.com/individual, by telephone, or in writing. Certain accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Funds can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide alternate instructions, your proceeds will be invested in Shares of Janus Henderson Government Money Market Fund during the 15-day hold period.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Note: For the fastest and easiest way to redeem shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*
Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under
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unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.

Written Instructions
To redeem or exchange all or part of your Shares in writing, your request should be sent to one of the addresses listed under “Doing Business with Janus Henderson.” Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:
•
the name of the Janus Henderson fund(s) being redeemed or exchanged;
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the account number(s);
•
the amount of money or number of shares being redeemed or exchanged;
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the name(s) on the account;
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the signature(s) of one or more registered account owners; and
•
your daytime telephone number.

Signature Guarantee
A signature guarantee for each registered account owner is required if any of the following is applicable:
•
You request a redemption by check above a certain dollar amount.
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You would like a check made payable to anyone other than the shareholder(s) of record.
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You would like a check mailed to an address that has been changed within 10 days of the redemption request.
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You would like a check mailed to an address other than the address of record.
•
You would like your redemption proceeds sent to a bank account other than a bank account of record.
The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
A signature guarantee may be refused if any of the following is applicable:
•
It does not appear valid or in good form.
•
The transaction amount exceeds the surety bond limit of the signature guarantee.
•
The guarantee stamp has been reported as stolen, missing, or counterfeit.
How to Obtain a Signature Guarantee
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if it has the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

CLOSED FUND POLICIES – JANUS HENDERSON TRITON FUND
The Fund has limited sales of its shares at this time because Janus Capital and the Trustees believe continued unlimited sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume unlimited sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different
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form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) employer-sponsored retirement plans that are offered through existing retirement platforms, as well as employees of JHG and any of its subsidiaries covered under the JHG retirement plan; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds, may invest in the Fund; (vii) certain non-Janus Henderson “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of wrap or model allocation programs, including RIAs, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders and new investors investing through Janus Henderson proprietary model strategies; (ix) current Janus Henderson clients invested in the Janus Henderson Small-Mid Cap Growth strategy who seek to change investment vehicles; and (x) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offer the Fund as an investment option, and any company that, as a result of such transaction, becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund where Janus Capital committed in writing, prior to the Fund’s closing, to make the Fund available for certain institutional investors. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

CLOSED FUND POLICIES – JANUS HENDERSON VENTURE FUND
The Fund has limited sales of its shares at this time because Janus Capital and the Trustees believe continued unlimited sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume unlimited sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) employer-sponsored retirement plans that are offered through existing retirement platforms, as well as employees of JHG and any of its subsidiaries covered under the JHG retirement plan; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds, may invest in the Fund; (vii) certain non-Janus Henderson “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of wrap or model allocation programs, including RIAs, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders; (ix) current Janus Henderson clients invested in the Janus Henderson Small-Cap Growth strategy who seek to change investment vehicles; and (x) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offer the Fund as an investment option, and any company that, as
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a result of such transaction, becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund where Janus Capital committed in writing, prior to the Fund’s closing, to make the Fund available for certain institutional investors. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Direct investors should be aware that the Funds are also available for purchase through third party intermediaries. As described below, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
exchange limitations as described under “Exchanges”;
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Fund Shares”.
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded
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through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, for share classes sold through financial intermediaries, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings.   A schedule of each Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Fund at janushenderson.com/reports. A complete schedule of each Fund’s portfolio holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. Each Fund’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, each Fund’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-3713 (toll free).
84 | Janus Investment Fund

•
Top Holdings.   Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag.
•
Other Information.   Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Funds’ Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.

Shareholder services and account policies
Address Changes
For the easiest way to change the address on your account, visit janushenderson.com/individual. You may also call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Include the name of the Janus Henderson fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.
Bank Account Changes
For the easiest way to change your bank account of record or add new bank account information to your account, visit janushenderson.com/individual. You may also send a written request signed by the shareholder of record or by each shareholder of record if more than one. Please note that you may change or add bank information online at janushenderson.com/individual for purchases only. Certain accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at janushenderson.com/individual or over the telephone. If multiple account owners are named on the added bank account, at least one name on the bank account must match one name on the Fund account. There may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer to a new bank or bank account.
Distributions
Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janushenderson.com/individual, call a Janus Henderson representative, or send a written request signed by one or more shareholder(s) of record.
Your non-retirement Fund account distribution checks may be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Involuntary Redemptions
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agents believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.
Lost (Unclaimed/Abandoned) Accounts
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds as undeliverable. Based upon statutory requirements for returned mail, Janus Capital will attempt to locate the shareholder or rightful owner of the account. If Janus Capital is unable to locate the shareholder, then Janus Capital is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state)
85 | Janus Investment Fund

occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
Online and Telephone Transactions
You may initiate many transactions through janushenderson.com/individual or by calling Janus Henderson XpressLine. You may also contact a Janus Henderson representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please call a Janus Henderson representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.
Your ability to access your account or transact business electronically may be impacted due to unexpected circumstances, such as system outages, or during periods of increased web activity. For example, periods of substantial market change or other unexpected events can contribute to high call volumes, which may delay your ability to reach a Janus Henderson representative by telephone.
If you experience difficulty transacting business with us through a particular method, please consider using an alternate method, such as visiting janushenderson.com/individual, calling Janus Henderson XpressLine, contacting a Janus Henderson representative by telephone, or sending written instructions to complete your transaction. Please remember that purchase, exchange, or redemption requests must be received in good order by a Fund or its agents prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.
Your account information, including online credentials, should be kept private, and you should immediately review any account statements that you receive from Janus Henderson. Someone other than you could act on your account if that person is able to provide the required identifying information. Contact Janus Henderson immediately about any transactions you believe to be unauthorized.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janushenderson.com/individual or call a Janus Henderson representative for further instructions.
Statements, Reports, and Prospectuses
We will send you quarterly confirmations of all transactions. You may elect at janushenderson.com/edelivery to discontinue delivery of your paper statements, and instead receive them online. In addition, at janushenderson.com/individual, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within three days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.
The Funds produce shareholder reports that include a complete list of each of the Funds’ portfolio holdings semiannually, and update their prospectus annually. Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and prospectus updates electronically at janushenderson.com/edelivery. The Funds’ fiscal year ends September 30.
Unless you instruct Janus Henderson otherwise by contacting a Janus Henderson representative, the Funds will mail only one report or prospectus to your address of record (“household”), even if more than one person in your household has a Fund account. This process, known as “householding,” reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.
Taxpayer Identification Number
On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If
86 | Janus Investment Fund

you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.
Temporary Suspension of Services
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the right to require the Funds to redeem their Shares may be suspended or the date of payment may be postponed beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Funds for the fiscal periods ended September 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class D Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Balanced Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.54	$35.30	$32.52	$29.06	$29.17
Income from investment operations:
Net investment income/(loss)(1)	0.56	0.68	0.58	0.59	0.53
Net gain/(loss) on investments (both realized and unrealized)	3.77	1.82	3.89	3.88	1.22
Total from investment operations	4.33	2.50	4.47	4.47	1.75
Less distributions:
Dividends from net investment income	(0.59)	(0.67)	(0.58)	(0.66)	(0.53)
Distributions from capital gains	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)
Total distributions	(0.98)	(2.26)	(1.69)	(1.01)	(1.86)
Net asset value, end of period	$38.89	$35.54	$35.30	$32.52	$29.06
Total return(2)	12.39%	7.95%	14.10%	15.68%	6.07%
Net assets, end of period (in thousands)	$2,022,689	$1,860,900	$1,761,817	$1,562,693	$1,411,125
Average net assets for the period (in thousands)	$1,895,563	$1,759,287	$1,667,210	$1,477,105	$1,415,240
Ratio of gross expenses to average net assets	0.71%	0.72%	0.71%	0.72%	0.73%
Ratio of net expenses to average net assets	0.71%	0.72%	0.71%	0.72%	0.73%
Ratio of net investment income/(loss) to average net assets	1.54%	2.00%	1.71%	1.92%	1.83%
Portfolio turnover rate	90%(3)	81%(3)	88%	60%	83%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(3)
Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
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Janus Henderson Contrarian Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.70	$21.65	$19.97	$18.60	$18.64
Income from investment operations:
Net investment income/(loss)(1)	0.17	0.16	0.11	0.06	0.10
Net gain/(loss) on investments (both realized and unrealized)	3.19	1.37	3.11	2.06	0.44
Total from investment operations	3.36	1.53	3.22	2.12	0.54
Less distributions:
Dividends from net investment income	(0.18)	(0.06)	(0.07)	(0.07)	(0.08)
Distributions from capital gains	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)
Total distributions	(2.50)	(1.48)	(1.54)	(0.75)	(0.58)
Net asset value, end of period	$22.56	$21.70	$21.65	$19.97	$18.60
Total return(2)	16.29%	8.99%	17.20%	11.43%	2.98%
Net assets, end of period (in thousands)	$2,152,848	$1,988,711	$1,925,749	$1,824,343	$1,830,310
Average net assets for the period (in thousands)	$1,994,412	$1,855,826	$1,841,765	$1,882,932	$1,856,945
Ratio of gross expenses to average net assets	0.72%	0.71%	0.65%	0.64%	0.70%
Ratio of net expenses to average net assets	0.72%	0.71%	0.65%	0.64%	0.70%
Ratio of net investment income/(loss) to average net assets	0.83%	0.80%	0.53%	0.33%	0.56%
Portfolio turnover rate	68%	76%	59%	116%	51%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Enterprise Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$139.87	$134.99	$113.64	$96.10	$85.33
Income from investment operations:
Net investment income/(loss)(1)	0.33	0.37	0.23	0.17	0.23
Net gain/(loss) on investments (both realized and unrealized)	8.20	11.50	23.31	19.02	13.92
Total from investment operations	8.53	11.87	23.54	19.19	14.15
Less distributions:
Dividends from net investment income	(0.15)	(0.19)	(0.10)	(0.09)	(0.24)
Distributions from capital gains	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)
Total distributions	(6.30)	(6.99)	(2.19)	(1.65)	(3.38)
Net asset value, end of period	$142.10	$139.87	$134.99	$113.64	$96.10
Total return(2)	6.15%	10.22%	20.99%	20.27%	17.06%
Net assets, end of period (in thousands)	$1,983,824	$2,061,471	$1,973,861	$1,696,184	$1,420,155
Average net assets for the period (in thousands)	$1,974,784	$1,930,540	$1,853,456	$1,547,274	$1,301,480
Ratio of gross expenses to average net assets	0.80%	0.81%	0.81%	0.82%	0.84%
Ratio of net expenses to average net assets	0.80%	0.81%	0.81%	0.82%	0.84%
Ratio of net investment income/(loss) to average net assets	0.25%	0.28%	0.18%	0.17%	0.26%
Portfolio turnover rate	14%	13%	13%	10%	8%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Forty Fund – Class D
	Years or Period ended September 30
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$35.99	$36.25	$32.02	$28.81
Income from investment operations:
Net investment income/(loss)(2)	—(3)	0.09	0.04	0.05
Net gain/(loss) on investments (both realized and unrealized)	11.86	2.18	7.15	4.62
Total from investment operations	11.86	2.27	7.19	4.67
Less distributions:
Dividends from net investment income	(0.08)	—	(0.01)	—
Distributions from capital gains	(2.53)	(2.53)	(2.95)	(1.46)
Total distributions	(2.61)	(2.53)	(2.96)	(1.46)
Net asset value, end of period	$45.24	$35.99	$36.25	$32.02
Total return(4)	34.88%	8.03%	24.06%	16.71%
Net assets, end of period (in thousands)	$10,287,828	$8,018,389	$7,842,180	$6,646,830
Average net assets for the period (in thousands)	$8,759,841	$7,517,796	$7,241,280	$4,012,697
Ratio of gross expenses to average net assets(5)	0.80%	0.79%	0.79%	0.82%
Ratio of net expenses to average net assets(5)	0.80%	0.75%	0.73%	0.73%
Ratio of net investment income/(loss) to average net assets(5)	0.00%(6)	0.27%	0.13%	0.25%
Portfolio turnover rate	42%	44%	37%	56%

(1)
Period January 27, 2017 (commencement of Class D Shares) through September 30, 2017.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Less than $0.005 on a per share basis.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
(6)
Less than 0.005%.
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Janus Henderson Growth and Income Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$58.58	$59.27	$51.71	$46.25	$44.60
Income from investment operations:
Net investment income/(loss)(1)	0.93	1.09	1.01	0.98	0.97
Net gain/(loss) on investments (both realized and unrealized)	2.54	2.28	8.51	8.58	5.50
Total from investment operations	3.47	3.37	9.52	9.56	6.47
Less distributions:
Dividends from net investment income	(0.96)	(1.09)	(1.01)	(1.12)	(1.05)
Distributions from capital gains	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)
Total distributions	(2.18)	(4.06)	(1.96)	(4.10)	(4.82)
Net asset value, end of period	$59.87	$58.58	$59.27	$51.71	$46.25
Total return(2)	6.07%	6.71%	18.69%	21.74%	15.12%
Net assets, end of period (in thousands)	$3,506,038	$3,546,939	$3,508,493	$3,113,324	$2,671,251
Average net assets for the period (in thousands)	$3,410,901	$3,396,252	$3,349,596	$2,911,335	$2,602,641
Ratio of gross expenses to average net assets	0.76%	0.76%	0.77%	0.77%	0.79%
Ratio of net expenses to average net assets	0.76%	0.76%	0.77%	0.77%	0.79%
Ratio of net investment income/(loss) to average net assets	1.64%	1.95%	1.80%	2.04%	2.13%
Portfolio turnover rate	24%	13%	13%	16%	24%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Research Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.98	$53.74	$45.60	$42.69	$42.76
Income from investment operations:
Net investment income/(loss)(1)	0.17	0.24	0.19	0.22	0.11
Net gain/(loss) on investments (both realized and unrealized)	14.87	0.50	10.33	6.53	3.85
Total from investment operations	15.04	0.74	10.52	6.75	3.96
Less distributions:
Dividends from net investment income	(0.23)	(0.15)	(0.12)	(0.20)	(0.19)
Distributions from capital gains	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)
Total distributions	(5.16)	(4.50)	(2.38)	(3.84)	(4.03)
Net asset value, end of period	$59.86	$49.98	$53.74	$45.60	$42.69
Total return(2)	32.40%	3.20%	23.85%	16.90%	9.48%
Net assets, end of period (in thousands)	$12,635,778	$10,221,640	$10,550,222	$9,078,354	$2,576,037
Average net assets for the period (in thousands)	$11,047,912	$9,901,606	$9,778,967	$5,277,885	$2,557,161
Ratio of gross expenses to average net assets	0.66%	0.69%	0.72%	0.73%	0.85%
Ratio of net expenses to average net assets	0.66%	0.68%	0.69%	0.73%	0.85%
Ratio of net investment income/(loss) to average net assets	0.32%	0.50%	0.39%	0.50%	0.27%
Portfolio turnover rate	38%	41%	43%	46%	38%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Triton Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.79	$33.89	$28.56	$24.18	$22.47
Income from investment operations:
Net investment income/(loss)(1)	(0.07)	0.01	0.02	0.01	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.60	(1.21)	6.77	5.05	3.43
Total from investment operations	1.53	(1.20)	6.79	5.06	3.46
Less distributions:
Dividends from net investment income	—	—	—	(0.03)	(0.04)
Distributions from capital gains	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)
Total distributions	(1.33)	(1.90)	(1.46)	(0.68)	(1.75)
Net asset value, end of period	$30.99	$30.79	$33.89	$28.56	$24.18
Total return(2)	4.98%	(2.41)%	24.67%	21.47%	16.18%
Net assets, end of period (in thousands)	$1,057,332	$1,191,950	$1,302,196	$1,074,740	$923,633
Average net assets for the period (in thousands)	$1,088,543	$1,183,056	$1,190,715	$979,341	$874,957
Ratio of gross expenses to average net assets	0.80%	0.80%	0.80%	0.81%	0.83%
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.81%	0.83%
Ratio of net investment income/(loss) to average net assets	(0.25)%	0.04%	0.07%	0.03%	0.14%
Portfolio turnover rate	32%	26%	21%	30%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
94 | Janus Investment Fund

Janus Henderson Venture Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$79.17	$90.73	$78.25	$67.35	$61.55
Income from investment operations:
Net investment income/(loss)(1)	(0.22)	(0.08)	(0.08)	(0.01)	0.09
Net gain/(loss) on investments (both realized and unrealized)	9.21	(4.75)	16.67	12.06	8.55
Total from investment operations	8.99	(4.83)	16.59	12.05	8.64
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Total distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)
Net asset value, end of period	$84.98	$79.17	$90.73	$78.25	$67.35
Total return(2)	11.52%	(3.87)%	22.09%	18.20%	14.41%
Net assets, end of period (in thousands)	$1,731,098	$1,668,639	$1,843,494	$1,597,029	$1,443,406
Average net assets for the period (in thousands)	$1,645,324	$1,668,200	$1,712,398	$1,473,945	$1,359,875
Ratio of gross expenses to average net assets	0.80%	0.80%	0.80%	0.81%	0.82%
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.81%	0.82%
Ratio of net investment income/(loss) to average net assets	(0.28)%	(0.10)%	(0.09)%	(0.01)%	0.15%
Portfolio turnover rate	25%	19%	28%	25%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
95 | Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually
96 | Janus Investment Fund

shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Fund’s returns.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
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Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s net asset value (“NAV”). Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
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Derivatives are instruments that have a value derived from, or directly linked to an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
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Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value
100 | Janus Investment Fund

of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/reports. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com
P.O. Box 219109
Kansas City, MO 64121-9109
1-800-525-3713
The Trust’s Investment Company Act File No. is 811-1879.
225-20-01210 01-21

▼  January 28, 2021

	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class T Shares Ticker
Global & International Equity
Janus Henderson Asia Equity Fund	JAQAX	JAQCX	JAQSX	JAQIX	JAQNX	N/A	JAQTX
Janus Henderson Emerging Markets Fund	HEMAX	HEMCX	HEMSX	HEMIX	HEMRX	N/A	HEMTX
Janus Henderson European Focus Fund	HFEAX	HFECX	HFESX	HFEIX	HFERX	N/A	HFETX
Janus Henderson Global Equity Income Fund	HFQAX	HFQCX	HFQSX	HFQIX	HFQRX	N/A	HFQTX
Janus Henderson Global Life Sciences Fund	JFNAX	JFNCX	JFNSX	JFNIX	JFNNX	N/A	JAGLX
Janus Henderson Global Real Estate Fund	JERAX	JERCX	JERSX	JERIX	JERNX	N/A	JERTX
Janus Henderson Global Research Fund	JDWAX	JWWCX	JWGRX	JWWFX	JDWNX	JDWRX	JAWWX
Janus Henderson Global Select Fund	JORAX	JORCX	JORIX	JORFX	JSLNX	JORRX	JORNX
Janus Henderson Global Sustainable Equity Fund	JEASX	JECTX	JESSX	JEUIX	JETNX	JEGRX	JETTX
Janus Henderson Global Technology and Innovation Fund	JATAX	JAGCX	JATSX	JATIX	JATNX	N/A	JAGTX
Janus Henderson Global Value Fund	JPPAX	JPPCX	JPPSX	JPPIX	JPPNX	N/A	JGVAX
Janus Henderson International Opportunities Fund	HFOAX	HFOCX	HFOQX	HFOIX	HFOSX	HFORX	HFOTX
Janus Henderson International Value Fund	JIFAX	JIFCX	JIFSX	JIFIX	JIFNX	N/A	JIFTX
Janus Henderson Overseas Fund	JDIAX	JIGCX	JIGRX	JIGFX	JDINX	JDIRX	JAOSX
Janus Investment Fund

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes 14 portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund. Janus Henderson Global Value Fund and Janus Henderson International Value Fund are subadvised by Perkins Investment Management LLC (“Perkins”).
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Fund summary
Janus Henderson Asia Equity Fund	2
Janus Henderson Emerging Markets Fund	10
Janus Henderson European Focus Fund	18
Janus Henderson Global Equity Income Fund	26
Janus Henderson Global Life Sciences Fund	35
Janus Henderson Global Real Estate Fund	42
Janus Henderson Global Research Fund	49
Janus Henderson Global Select Fund	57
Janus Henderson Global Sustainable Equity Fund	65
Janus Henderson Global Technology and Innovation Fund	71
Janus Henderson Global Value Fund	79
Janus Henderson International Opportunities Fund	86
Janus Henderson International Value Fund	94
Janus Henderson Overseas Fund	101
Additional information about the Funds
Fees and expenses	109
Additional investment strategies and general portfolio policies	110
Risks of the Funds	115
Management of the Funds
Investment adviser	127
Management expenses	127
Subadviser	131
Investment personnel	131
Other information	137
Distributions and taxes	138
Shareholder’s guide
Pricing of fund shares	142
Choosing a share class	143
Distribution, servicing, and administrative fees	145
Payments to financial intermediaries by Janus Capital or its affiliates	147
Purchases	148
Exchanges	152
Redemptions	153
Excessive trading	155
Shareholder communications	157
Supplemental performance information - Janus Henderson Global Sustainable Equity Fund	159
Financial highlights	161
Appendix A – intermediary sales charge waivers and discounts	249
Glossary of investment terms	254
1 | Janus Investment Fund

Fund summary

Janus Henderson Asia Equity Fund
Ticker:	JAQAX	Class A Shares	JAQSX	Class S Shares	JAQNX	Class N Shares
	JAQCX	Class C Shares	JAQIX	Class I Shares	JAQTX	Class T Shares

Investment Objective
Janus Henderson Asia Equity Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees(1)	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(2)	1.28%	1.60%	1.73%	1.16%	0.89%	1.36%
Total Annual Fund Operating Expenses	2.44%	3.51%	2.89%	2.07%	1.80%	2.27%
Fee Waiver(3)	1.01%	1.31%	1.29%	0.93%	0.70%	0.92%
Total Annual Fund Operating Expenses After Fee Waiver(3)	1.43%	2.20%	1.60%	1.14%	1.10%	1.35%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
(2)
Other Expenses have been restated to reflect current fees.
(3)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 1.11% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period
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reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 808	$ 1,292	$ 1,801	$ 3,192
Class C Shares	$ 454	$ 1,077	$ 1,822	$ 3,544
Class S Shares	$ 292	$ 895	$ 1,523	$ 3,214
Class I Shares	$ 210	$ 649	$ 1,114	$ 2,400
Class N Shares	$ 183	$ 566	$ 975	$ 2,116
Class T Shares	$ 230	$ 709	$ 1,215	$ 2,605

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 808	$ 1,292	$ 1,801	$ 3,192
Class C Shares	$ 354	$ 1,077	$ 1,822	$ 3,544
Class S Shares	$ 292	$ 895	$ 1,523	$ 3,214
Class I Shares	$ 210	$ 649	$ 1,114	$ 2,400
Class N Shares	$ 183	$ 566	$ 975	$ 2,116
Class T Shares	$ 230	$ 709	$ 1,215	$ 2,605

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The Fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, and Sri Lanka. Subject to the Fund’s 80% investment policy, the Fund may also invest in issuers from other countries, including Australia and New Zealand. The Fund may have significant exposure to emerging market countries.
The Fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities, real estate-related companies, and real estate investment trusts sponsored by Asian real estate companies. The Fund may invest in companies of any market capitalization. While the Fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country.
The portfolio managers apply two key principles when investing in Asian equities. First, the portfolio managers use fundamental research to identify high quality companies which, if bought at the right price, are expected to produce outperformance relative to the broader market over a three to five year time horizon. These companies form the core of the portfolio. The second principle applied in the stock selection process is intended to account for shorter-term factors including liquidity flows, economic data and government policy changes which, in the portfolio managers’ opinion, may have a significant impact on share prices within the region and result in an allocation to dynamic companies within the portfolio. This approach aims to mitigate any major style bias and deliver favorable risk-adjusted returns in different market conditions. The portfolio managers believe that both core and dynamic companies can be identified by conducting fundamental cash flow and returns analysis, detailed company research, and by engaging actively with investee companies.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

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Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an Asian equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020 , approximately 88.8% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Geographic Investment Risk.   Because the Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as social, financial, economic, and political conditions within that region or country. Specifically, the Fund’s investments in Asian issuers increase the Fund’s exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political and regulatory developments, and economic environmental events (such as natural disasters) which may be particular to Asian countries. Events that negatively affect the fiscal stability of Asian countries may cause the value of the Fund’s shares to decrease, in some cases significantly. As a result, the Fund is likely to be more volatile than more geographically diverse funds. In addition, many of the economies of the Asian countries in which the Fund invests are interdependent, which may cause them to experience the impact of such events at the same time or may increase the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region.
The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The Chinese central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Actions of the Chinese government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain securities.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of
4 | Janus Henderson Asia Equity Fund

foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A Shares, Class C Shares, Class S Shares, Class I Shares and Class T Shares of the Fund commenced operations with the Fund’s inception. Class N Shares commenced operations on January 26, 2018.
•
The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to January 26, 2018, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers. If Class N Shares of the Fund had been available during periods prior to January 26, 2018, the performance shown may have been different.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	18.80%	Worst Quarter:	1st Quarter 2020	– 20.72%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	Since Inception (7/29/11)
Class I Shares
Return Before Taxes	27.22%	14.43%	7.41%
Return After Taxes on Distributions	27.35%	13.79%	6.66%
Return After Taxes on Distributions and Sale of Fund Shares	16.30%	11.53%	5.79%
MSCI All Country Asia ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	25.02%	13.58%	6.65%
MSCI All Country Asia-Pacific ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.44%	12.93%	6.35%
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Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	Since Inception (7/29/11)
Class A Shares
Return Before Taxes(1)	19.55%	12.72%	6.41%
MSCI All Country Asia ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	25.02%	13.58%	6.65%
MSCI All Country Asia-Pacific ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.44%	12.93%	6.35%
Class C Shares
Return Before Taxes(2)	24.86%	13.27%	6.34%
MSCI All Country Asia ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	25.02%	13.58%	6.65%
MSCI All Country Asia-Pacific ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.44%	12.93%	6.35%
Class S Shares
Return Before Taxes	27.05%	14.14%	7.08%
MSCI All Country Asia ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	25.02%	13.58%	6.65%
MSCI All Country Asia-Pacific ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.44%	12.93%	6.35%
Class N Shares
Return Before Taxes	27.23%	14.17%	6.91%
MSCI All Country Asia ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	25.02%	13.58%	6.65%
MSCI All Country Asia-Pacific ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.44%	12.93%	6.35%
Class T Shares
Return Before Taxes	26.94%	14.27%	7.23%
MSCI All Country Asia ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	25.02%	13.58%	6.65%
MSCI All Country Asia-Pacific ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.44%	12.93%	6.35%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI All Country Asia ex-Japan Index. The Fund also compares its performance to the MSCI All Country Asia-Pacific ex-Japan Index. The MSCI All Country Asia ex-Japan Index is used to calculate the Fund’s performance fee adjustment. The indices are described below.
•
The MSCI All Country Asia ex-Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.
•
The MSCI All Country Asia-Pacific ex-Japan Index captures large and mid cap representation across developed market countries and emerging market countries in the Asia-Pacific region, excluding Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
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After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Andrew Gillan is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017. Mervyn Koh, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

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Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with
Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
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Fund summary

Janus Henderson Emerging Markets Fund
Ticker:	HEMAX	Class A Shares	HEMSX	Class S Shares	HEMRX	Class N Shares
	HEMCX	Class C Shares	HEMIX	Class I Shares	HEMTX	Class T Shares

Investment Objective
Janus Henderson Emerging Markets Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.62%	0.64%	4.49%	0.54%	0.49%	0.83%
Total Annual Fund Operating Expenses	1.87%	2.64%	5.74%	1.54%	1.49%	1.83%
Fee Waiver(1)	0.49%	0.52%	4.20%	0.44%	0.46%	0.55%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.38%	2.12%	1.54%	1.10%	1.03%	1.28%

(1)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 1.03% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period
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reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 754	$ 1,129	$ 1,528	$ 2,639
Class C Shares	$ 367	$ 820	$ 1,400	$ 2,787
Class S Shares	$ 572	$ 1,703	$ 2,817	$ 5,532
Class I Shares	$ 157	$ 486	$ 839	$ 1,834
Class N Shares	$ 152	$ 471	$ 813	$ 1,779
Class T Shares	$ 186	$ 576	$ 990	$ 2,148

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 754	$ 1,129	$ 1,528	$ 2,639
Class C Shares	$ 267	$ 820	$ 1,400	$ 2,787
Class S Shares	$ 572	$ 1,703	$ 2,817	$ 5,532
Class I Shares	$ 157	$ 486	$ 839	$ 1,834
Class N Shares	$ 152	$ 471	$ 813	$ 1,779
Class T Shares	$ 186	$ 576	$ 990	$ 2,148

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in emerging market countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Emerging market countries are all countries represented by the MSCI Emerging Markets Indexsm and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa.
Companies in emerging market countries are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office, and/or the principal trading market of its stock are located in an emerging market country; (ii) 50% or more of its assets are located in emerging market countries, (iii) 50% or more of its revenues are derived from emerging market countries; or (iv) a company with similar emerging markets exposure.
In addition to the Fund’s main investments, the Fund may invest no more than 20% of its net assets in the securities of issuers in developed market countries.
The Fund may invest in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may invest in derivatives such as futures, options, forward currency contracts, warrants, and swaps for various investment purposes, such as to gain exposure to a particular portion of the market or to manage or hedge portfolio risk.
The portfolio manager employs both a “top-down” and “bottom-up” approach to select investments for the Fund. The top-down approach involves a macro analysis of factors that include an issuer’s economic growth profile, the stages of a country’s development, and trends in a country’s governance and regulatory framework. The bottom-up analysis focuses on fundamental research and considers, among other factors, a company’s valuation, growth potential, competitive positioning, projected future earnings, cash flows, governance, and dividends. The Fund has the ability to invest more heavily in either growth or value securities depending on market conditions and the portfolio manager’s convictions. The Fund may engage in active and frequent trading to achieve its investment objective.
11 | Janus Henderson Emerging Markets Fund

The Fund generally sells a stock when, in the portfolio manager’s opinion, there is a deterioration in the factors considered in selecting investments for the Fund, including changes in a country’s stage of development, governance, or regulatory framework. The Fund may also sell a stock when, in the portfolio manager’s opinion, a company’s fundamentals or a company’s revenue growth has slowed, or there has been changes in a company’s risk/reward potential.
At times, the Fund may invest to a significant degree in issuers located in a single country or region, which particularly includes China. In addition, the Fund may invest in securities issued by small- and mid-sized companies and in less seasoned issuers.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Emerging Markets Risk.   Emerging markets securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in non-U.S. securities, particularly investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
China Exposure Risk.   The value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The Chinese central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Actions of the Chinese government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain securities.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your
12 | Janus Henderson Emerging Markets Fund

investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Growth Securities Risk.   The Fund may invest in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Value Investing Risk.   The Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio manager.
Portfolio Turnover Risk.   Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all.
13 | Janus Henderson Emerging Markets Fund

Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may use derivatives, including forward currency contracts, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio manager or if the cost of the derivative outweighs the benefit of the hedge.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown for periods prior to June 5, 2017, are those of Henderson Emerging Markets Fund (the “Predecessor Fund”). The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 31, 2010. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class S Shares and Class T Shares of the Fund commenced operations on June 5, 2017.
•
The performance shown for Class A Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class C Shares for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class S Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.
14 | Janus Henderson Emerging Markets Fund

•
The performance shown for Class T Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.91%	Worst Quarter:	1st Quarter 2020	– 24.92%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (12/31/10)
Class I Shares
Return Before Taxes	22.74%	10.74%	3.15%	3.15%
Return After Taxes on Distributions	22.41%	10.36%	2.93%	2.93%
Return After Taxes on Distributions and Sale of Fund Shares	13.69%	8.62%	2.52%	2.52%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	18.31%	12.81%	3.63%	3.63%
Class A Shares
Return Before Taxes(1)	15.45%	9.17%	2.28%	2.28%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	18.31%	12.81%	3.63%	3.63%
Class C Shares
Return Before Taxes(2)	20.54%	9.64%	2.12%	2.12%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	18.31%	12.81%	3.63%	3.63%
15 | Janus Henderson Emerging Markets Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (12/31/10)
Class S Shares
Return Before Taxes	22.37%	10.32%	2.64%	2.64%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	18.31%	12.81%	3.63%	3.63%
Class N Shares
Return Before Taxes	22.80%	10.83%	3.04%	3.04%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	18.31%	12.81%	3.63%	3.63%
Class T Shares
Return Before Taxes	22.56%	10.46%	2.84%	2.84%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	18.31%	12.81%	3.63%	3.63%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI Emerging Markets Index. The index is described below.
•
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class I Shares for the period prior to June 5, 2017. If Class I Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Daniel J. Graña , CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since September 2019.

16 | Janus Henderson Emerging Markets Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with
Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
17 | Janus Henderson Emerging Markets Fund

Fund summary

Janus Henderson European Focus Fund
Ticker:	HFEAX	Class A Shares	HFESX	Class S Shares	HFERX	Class N Shares
	HFECX	Class C Shares	HFEIX	Class I Shares	HFETX	Class T Shares

Investment Objective
Janus Henderson European Focus Fund seeks long-term capital appreciation primarily through investment in equities of European companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.20%	0.20%	6.62%	0.17%	0.20%	0.70%
Total Annual Fund Operating Expenses	1.45%	2.20%	7.87%	1.17%	1.20%	1.70%
Fee Waiver(1)	0.14%	0.13%	6.40%	0.13%	0.24%	0.49%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.31%	2.07%	1.47%	1.04%	0.96%	1.21%

(1)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.96% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period
18 | Janus Henderson European Focus Fund

reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 714	$ 1,007	$ 1,322	$ 2,210
Class C Shares	$ 323	$ 688	$ 1,180	$ 2,344
Class S Shares	$ 776	$ 2,261	$ 3,662	$ 6,828
Class I Shares	$ 119	$ 372	$ 644	$ 1,420
Class N Shares	$ 122	$ 381	$ 660	$ 1,455
Class T Shares	$ 173	$ 536	$ 923	$ 2,009

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 714	$ 1,007	$ 1,322	$ 2,210
Class C Shares	$ 223	$ 688	$ 1,180	$ 2,344
Class S Shares	$ 776	$ 2,261	$ 3,662	$ 6,828
Class I Shares	$ 119	$ 372	$ 644	$ 1,420
Class N Shares	$ 122	$ 381	$ 660	$ 1,455
Class T Shares	$ 173	$ 536	$ 923	$ 2,009

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 160 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. European companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe, (ii) 50% or more of its assets are located in Europe, or (iii) 50% or more of its revenues are derived from Europe.
The portfolio manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size, including through private placements. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and global market and industry dynamics that are expected to drive stock prices of European companies. The portfolio manager will invest in both “growth” stocks that the portfolio manager believes are reasonably priced and “value” stocks that are, in the portfolio manager’s opinion, undervalued. Companies are evaluated using a broad range of criteria, including: (i) a company’s financial strength; (ii) competitive position in its industry; and (iii) projected future earnings and cash flows.
The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. The Fund may also invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland. The Fund may, under unusual circumstances, invest in a single country or a limited number of countries.
In evaluating investment opportunities in various market conditions, the portfolio manager conducts fundamental research that considers factors such as: (i) a company’s historic and projected return on capital; (ii) the quality of a company’s management; and (iii) a company’s historical valuations, as well as valuation relative to the wider market.
The Fund generally sells a stock when, in the portfolio manager’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, its earnings are disappointing, or its revenue growth has slowed. The Fund may also sell a stock if the portfolio manager believes that negative country, sector, or regional factors may
19 | Janus Henderson European Focus Fund

affect the company’s outlook, in the portfolio manager’s opinion, a superior investment opportunity arises or to meet cash requirements.
The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the portfolio manager generally will invest across countries, industry groups and/or securities.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio of European companies, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country
20 | Janus Henderson European Focus Fund

or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. Although Western Europe is developed, recent economic hardship will pose investment risk in neighboring emerging nations.
Value Investing Risk.   The Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio manager.
Growth Securities Risk.   The Fund may invest in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Portfolio Turnover Risk.   Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020 , the Fund did not hold investments in emerging markets.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
21 | Janus Henderson European Focus Fund

United Kingdom Risk.   The Fund is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown for periods prior to June 5, 2017, are those of Henderson European Focus Fund (the “Predecessor Fund”). The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class S Shares and Class T Shares of the Fund commenced operations on June 5, 2017.
•
The performance shown for Class A Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class C Shares for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance shown for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class S Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class T Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the
22 | Janus Henderson European Focus Fund

Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class A Shares (calendar year-end)

Best Quarter:	1st Quarter 2012	23.44%	Worst Quarter:	3rd Quarter 2011	– 28.31%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class A Shares (1)
Return Before Taxes	19.20%	4.02%	4.84%	11.87%
Return After Taxes on Distributions	19.30%	3.78%	4.52%	11.00%
Return After Taxes on Distributions and Sale of Fund Shares	11.60%	3.23%	3.87%	10.17%
MSCI Europe Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	5.38%	6.78%	5.32%	5.59%
Class C Shares
Return Before Taxes(2)	24.51%	4.46%	4.65%	11.37%
MSCI Europe Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	5.38%	6.78%	5.32%	5.59%
Class S Shares
Return Before Taxes	26.69%	5.27%	5.44%	12.21%
MSCI Europe Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	5.38%	6.78%	5.32%	5.59%
Class I Shares
Return Before Taxes	26.83%	5.54%	5.74%	12.40%
MSCI Europe Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	5.38%	6.78%	5.32%	5.59%
23 | Janus Henderson European Focus Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class N Shares
Return Before Taxes	26.92%	5.58%	5.62%	12.30%
MSCI Europe Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	5.38%	6.78%	5.32%	5.59%
Class T Shares
Return Before Taxes	26.66%	5.35%	5.50%	12.24%
MSCI Europe Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	5.38%	6.78%	5.32%	5.59%

(1)
Fund returns calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI Europe Index. The index is described below.
•
The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class A Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class A Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Robert Schramm-Fuchs is Executive Vice President and Portfolio Manager of the Fund, which he has managed since March 2019.

24 | Janus Henderson European Focus Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with
Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
25 | Janus Henderson European Focus Fund

Fund summary

Janus Henderson Global Equity Income Fund
Ticker:	HFQAX	Class A Shares	HFQSX	Class S Shares	HFQRX	Class N Shares
	HFQCX	Class C Shares	HFQIX	Class I Shares	HFQTX	Class T Shares

Investment Objectives
Janus Henderson Global Equity Income Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.22%	0.11%	0.33%	0.11%	0.05%	0.28%
Total Annual Fund Operating Expenses	1.14%	1.78%	1.25%	0.78%	0.72%	0.95%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 685	$ 916	$ 1,167	$ 1,881
Class C Shares	$ 281	$ 560	$ 964	$ 1,926
Class S Shares	$ 127	$ 397	$ 686	$ 1,511
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 74	$ 230	$ 401	$ 894
Class T Shares	$ 97	$ 303	$ 525	$ 1,166

26 | Janus Henderson Global Equity Income Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 685	$ 916	$ 1,167	$ 1,881
Class C Shares	$ 181	$ 560	$ 964	$ 1,926
Class S Shares	$ 127	$ 397	$ 686	$ 1,511
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 74	$ 230	$ 401	$ 894
Class T Shares	$ 97	$ 303	$ 525	$ 1,166

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 227 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries.
In selecting investments, the portfolio managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of metrics, including price to earnings ratios, balance sheet strength, valuation relative to asset values, return on equity, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
For its investments in common stocks, the Fund seeks to invest in securities that the portfolio managers believe have the potential for growth of income and capital over time. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in derivatives, equity real estate investment trusts (“REITs”) and preferred stocks.
Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the portfolio managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the portfolio managers believe offer the potential for income and long-term capital appreciation). The portfolio managers may, however, invest in smaller and less seasoned issuers.
The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the Fund seeks to augment the amount of dividend income it receives over the course of a year.
The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the portfolio managers believe to be appropriate to the Fund’s objectives. The Fund may, under unusual circumstances, invest in a single country or a limited number of countries. The Fund may invest in companies of any market capitalization.
27 | Janus Henderson Global Equity Income Fund

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises or if it has become overvalued. Also, the Fund may consider selling a security as part of the Fund’s regional rotation trading strategy.
The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward currency contracts to offset risks associated with currency exposure.
The Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. The Fund’s portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or securities.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a global, income-producing equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
28 | Janus Henderson Global Equity Income Fund

Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Dividend-Oriented Stocks Risk.   Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Value Investing Risk.   The Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Portfolio Turnover Risk.   Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020 , approximately 9.6% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The Fund may use derivatives, including forward currency contracts, for hedging purposes. Hedging
29 | Janus Henderson Global Equity Income Fund

with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown for periods prior to June 5, 2017, are those of Henderson Global Equity Income Fund (the “Predecessor Fund”). The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class S Shares and Class T Shares of the Fund commenced operations on June 5, 2017.
•
The performance shown for Class A Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class C Shares for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance shown for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class S Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class T Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for
30 | Janus Henderson Global Equity Income Fund

the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class A Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	13.94%	Worst Quarter:	1st Quarter 2020	– 22.74%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (11/30/06)
Class A Shares (1)
Return Before Taxes	– 4.20%	4.00%	4.95%	3.57%
Return After Taxes on Distributions	– 5.37%	2.77%	3.82%	2.61%
Return After Taxes on Distributions and Sale of Fund Shares(2)	– 0.91%	3.39%	4.17%	3.16%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.59%
85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.79%	7.09%	5.14%	3.66%
Class C Shares
Return Before Taxes(3)	– 0.32%	4.44%	4.79%	3.24%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.59%
85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.79%	7.09%	5.14%	3.66%
Class S Shares
Return Before Taxes	1.22%	5.02%	5.44%	3.91%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.59%
85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.79%	7.09%	5.14%	3.66%
31 | Janus Henderson Global Equity Income Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (11/30/06)
Class I Shares
Return Before Taxes	1.70%	5.48%	5.87%	4.24%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.59%
85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.79%	7.09%	5.14%	3.66%
Class N Shares
Return Before Taxes	1.78%	5.55%	5.76%	4.13%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.59%
85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.79%	7.09%	5.14%	3.66%
Class T Shares
Return Before Taxes	1.56%	5.31%	5.62%	4.04%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.59%
85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.79%	7.09%	5.14%	3.66%

(1)
Fund returns calculated assuming maximum permitted sales loads.
(2)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI World Index. The Fund also compares its performance to the 85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index. The indices are described below.
•
The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The 85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World ex-USA High Dividend Yield Index (85%) and the MSCI USA High Dividend Yield Index (15%). The underlying indices reflect the performance of higher dividend yield large and mid-cap equities from (i) global developed and emerging markets excluding the U.S. and (ii) the U.S. markets.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class A Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class A Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

32 | Janus Henderson Global Equity Income Fund

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Alex Crooke is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception. Job Curtis is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception. Ben Lofthouse, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since November 2014.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

33 | Janus Henderson Global Equity Income Fund

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with
Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
34 | Janus Henderson Global Equity Income Fund

Fund summary

Janus Henderson Global Life Sciences Fund
Ticker:	JFNAX	Class A Shares	JFNSX	Class S Shares	JFNNX	Class N Shares
	JFNCX	Class C Shares	JFNIX	Class I Shares	JAGLX	Class T Shares

Investment Objective
Janus Henderson Global Life Sciences Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.09%	0.12%	0.29%	0.12%	0.03%	0.28%
Total Annual Fund Operating Expenses	0.98%	1.76%	1.18%	0.76%	0.67%	0.92%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 669	$ 869	$ 1,086	$ 1,707
Class C Shares	$ 279	$ 554	$ 954	$ 1,867
Class S Shares	$ 120	$ 375	$ 649	$ 1,432
Class I Shares	$ 78	$ 243	$ 422	$ 942
Class N Shares	$ 68	$ 214	$ 373	$ 835
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

35 | Janus Henderson Global Life Sciences Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 669	$ 869	$ 1,086	$ 1,707
Class C Shares	$ 179	$ 554	$ 954	$ 1,867
Class S Shares	$ 120	$ 375	$ 649	$ 1,432
Class I Shares	$ 78	$ 243	$ 422	$ 942
Class N Shares	$ 68	$ 214	$ 373	$ 835
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio manager believes have a life science orientation. In the Fund’s pursuit of companies with a life science orientation, the Fund has a fundamental policy to normally invest at least 25% of its total assets in securities of companies that are categorized in the “life sciences” sector, which may include companies in the following industry groups: pharmaceutical; biotechnology; health care services; and medical devices. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. So, for example, companies with a “life science orientation” include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements its investment policies by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. A security is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the company’s revenues are derived from one or more countries; or (iii) a majority of the company’s assets are located in one or more countries. The Fund may, under unusual circumstances, invest in a single country. The Fund may have exposure to emerging markets. The Fund may invest in shares of companies through initial public offerings.
The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom up” analysis, the portfolio manager considers factors including a company’s growth potential, the strength of a company’s management, and a company’s sustainable competitive advantages, returns on investment capital, and cash flow generation.
The Fund will generally consider selling a stock when, in the portfolio manager’s opinion, the stock shows declining fundamentals, its competitive advantages have deteriorated, or if the stock reaches its targeted value. The Fund will also consider selling a stock if, in the portfolio manager’s opinion, a superior investment opportunity arises.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may
36 | Janus Henderson Global Life Sciences Fund

affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Growth Securities Risk.   The Fund invests in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Concentration Risk.   The Fund focuses its investments in securities of companies that are categorized in the “life sciences” sector, including companies in the pharmaceutical, biotechnology, health care services, and medical device industries. Because of this, companies in the Fund’s portfolio may share common characteristics and may be more sensitive to changes in government funding or subsidies, new or anticipated legislative changes, or technological advances. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
37 | Janus Henderson Global Life Sciences Fund

Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. As of September 30, 2020 , approximately 0.5 % of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on January 26, 2018.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to January 26, 2018, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009 or Class N Shares of the Fund had been available during periods prior to January 26, 2018, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class N Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
38 | Janus Henderson Global Life Sciences Fund

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.01%	Worst Quarter:	1st Quarter 2020	– 13.67%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (12/31/98)
Class T Shares
Return Before Taxes	25.41%	12.61%	18.58%	12.32%
Return After Taxes on Distributions	23.18%	11.04%	16.85%	11.57%
Return After Taxes on Distributions and Sale of Fund Shares	16.50%	9.69%	15.30%	10.73%
MSCI World Health Care Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	13.52%	9.87%	13.45%	6.88%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
Class A Shares
Return Before Taxes(1)	18.12%	11.19%	17.77%	11.89%
MSCI World Health Care Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	13.52%	9.87%	13.45%	6.88%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
Class C Shares
Return Before Taxes(2)	23.47%	11.69%	17.59%	11.37%
MSCI World Health Care Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	13.52%	9.87%	13.45%	6.88%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
Class S Shares
Return Before Taxes	25.09%	12.32%	18.29%	12.02%
MSCI World Health Care Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	13.52%	9.87%	13.45%	6.88%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
39 | Janus Henderson Global Life Sciences Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (12/31/98)
Class I Shares
Return Before Taxes	25.60%	12.78%	18.75%	12.41%
MSCI World Health Care Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	13.52%	9.87%	13.45%	6.88%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
Class N Shares
Return Before Taxes	25.74%	12.76%	18.67%	12.36%
MSCI World Health Care Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	13.52%	9.87%	13.45%	6.88%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI World Health Care Index. The Fund also compares its performance to the S&P 500 Index. The indices are described below.
•
The MSCI World Health Care Index is a capitalization weighted index that measures the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Andrew Acker , CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed or co-managed since May 2007.

40 | Janus Henderson Global Life Sciences Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with
Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
41 | Janus Henderson Global Life Sciences Fund

Fund summary

Janus Henderson Global Real Estate Fund
Ticker:	JERAX	Class A Shares	JERSX	Class S Shares	JERNX	Class N Shares
	JERCX	Class C Shares	JERIX	Class I Shares	JERTX	Class T Shares

Investment Objective
Janus Henderson Global Real Estate Fund seeks total return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees(1)	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.16%	0.22%	0.37%	0.19%	0.08%	0.32%
Total Annual Fund Operating Expenses	1.25%	2.06%	1.46%	1.03%	0.92%	1.16%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 695	$ 949	$ 1,222	$ 1,999
Class C Shares	$ 309	$ 646	$ 1,108	$ 2,182
Class S Shares	$ 149	$ 462	$ 797	$ 1,746
Class I Shares	$ 105	$ 328	$ 569	$ 1,259
Class N Shares	$ 94	$ 293	$ 509	$ 1,131
Class T Shares	$ 118	$ 368	$ 638	$ 1,409

42 | Janus Henderson Global Real Estate Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 695	$ 949	$ 1,222	$ 1,999
Class C Shares	$ 209	$ 646	$ 1,108	$ 2,182
Class S Shares	$ 149	$ 462	$ 797	$ 1,746
Class I Shares	$ 105	$ 328	$ 569	$ 1,259
Class N Shares	$ 94	$ 293	$ 509	$ 1,131
Class T Shares	$ 118	$ 368	$ 638	$ 1,409

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities, such as foreign entities that have REIT characteristics. The Fund may invest in shares of companies through initial public offerings.
As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund’s investment objective and its policy on industry concentration.
Real estate-related industries are comprised of companies that, in the opinion of the portfolio managers, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction, financing, management, operation, sales or development of real estate, or from businesses which have a clear relationship to these activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate.
A REIT is a company dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distributes to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.
The Fund also invests in non-U.S. real estate and real estate-related companies. The Fund expects under normal market conditions to maintain investments in issuers that are economically tied to different countries throughout the world, including the United States. A security is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the company’s revenues are derived from one or more countries; or (iii) a majority of the company’s assets are located in one or more countries. The Fund may also invest in companies or issuers that are economically tied to emerging markets.
In choosing investments for the Fund, the portfolio managers apply a “bottom up” approach that utilizes the portfolio managers’ knowledge of issuers in the Americas and the Asia Pacific, European, and Latin American regions. Factors that the portfolio managers consider in their fundamental analysis include a company’s balance sheet, valuation, strength of management, property markets and sectors, economics, and capital markets in seeking to determine the appropriate risk-adjusted return.
The portfolio managers may sell a stock if they believe that its future prospects have been accurately reflected in the market price or if their original investment thesis has changed.
43 | Janus Henderson Global Real Estate Fund

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Real Estate Securities Risk.   An investment in the Fund may be subject to many of the same risks as a direct investment in real estate. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Concentration Risk.   Since the Fund concentrates its assets in the real estate or real estate-related industry, an investment in the Fund will be closely linked to performance of the real estate markets. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or
44 | Janus Henderson Global Real Estate Fund

confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. As of September 30, 2020 , approximately 8.1 % of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser Global Real Estate Fund (the “JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on January 26, 2018.
•
The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares, and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to January 26, 2018, reflects the performance of the Fund’s Class I Shares from July 6, 2009, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. The performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
If Class T Shares of the Fund had been available during periods prior to July 6, 2009 or Class N Shares of the Fund had been available during periods prior to January 26, 2018, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, Class N Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
45 | Janus Henderson Global Real Estate Fund

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	1st Quarter 2012	16.29%	Worst Quarter:	1st Quarter 2020	– 21.12%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (11/28/07)
Class I Shares
Return Before Taxes	1.39%	9.39%	7.91%	6.27%
Return After Taxes on Distributions	0.87%	7.84%	6.49%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.95%	6.75%	5.81%	4.53%
FTSE EPRA Nareit Global Index (reflects no deduction for expenses, fees, or taxes)	– 9.16%	4.99%	5.92%	3.19%
FTSE EPRA Nareit Global Net Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 9.95%	4.08%	5.10%	N/A
Class A Shares
Return Before Taxes(2)	– 4.64%	7.83%	6.98%	5.51%
FTSE EPRA Nareit Global Index (reflects no deduction for expenses, fees, or taxes)	– 9.16%	4.99%	5.92%	3.19%
FTSE EPRA Nareit Global Net Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 9.95%	4.08%	5.10%	N/A
Class C Shares
Return Before Taxes(3)	– 0.67%	8.27%	6.79%	5.24%
FTSE EPRA Nareit Global Index (reflects no deduction for expenses, fees, or taxes)	– 9.16%	4.99%	5.92%	3.19%
FTSE EPRA Nareit Global Net Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 9.95%	4.08%	5.10%	N/A
Class S Shares
Return Before Taxes	0.93%	8.90%	7.44%	5.83%
FTSE EPRA Nareit Global Index (reflects no deduction for expenses, fees, or taxes)	– 9.16%	4.99%	5.92%	3.19%
FTSE EPRA Nareit Global Net Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 9.95%	4.08%	5.10%	N/A
46 | Janus Henderson Global Real Estate Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (11/28/07)
Class N Shares
Return Before Taxes	1.56%	9.45%	7.94%	6.29%
FTSE EPRA Nareit Global Index (reflects no deduction for expenses, fees, or taxes)	– 9.16%	4.99%	5.92%	3.19%
FTSE EPRA Nareit Global Net Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 9.95%	4.08%	5.10%	N/A
Class T Shares
Return Before Taxes	1.22%	9.21%	7.76%	5.69%
FTSE EPRA Nareit Global Index (reflects no deduction for expenses, fees, or taxes)	– 9.16%	4.99%	5.92%	3.19%
FTSE EPRA Nareit Global Net Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 9.95%	4.08%	5.10%	N/A

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the FTSE EPRA Nareit Global Index. The primary index is used to calculate the Fund’s performance fee adjustment. The Fund also compares its performance to the FTSE EPRA Nareit Global Net Index (the “Net Index”). Both indices are composed of the same holdings. However, the FTSE EPRA Nareit Global Index reflects no deduction for foreign withholding taxes, whereas the Net Index reflects deduction for such taxes. The indices are described below.
•
The FTSE EPRA Nareit Global Index and the Net Index are global market capitalization-weighted indices composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging market countries.
After-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Guy Barnard , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017. Tim Gibson is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017. Greg Kuhl, CFA,is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since March 2019.

47 | Janus Henderson Global Real Estate Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with
Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
48 | Janus Henderson Global Real Estate Fund

Fund summary

Janus Henderson Global Research Fund
Ticker:	JDWAX	Class A Shares	JWGRX	Class S Shares	JDWNX	Class N Shares	JAWWX	Class T Shares
	JWWCX	Class C Shares	JWWFX	Class I Shares	JDWRX	Class R Shares

Investment Objective
Janus Henderson Global Research Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees(1)	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.24%	0.17%	0.27%	0.09%	0.04%	0.32%	0.27%
Total Annual Fund Operating Expenses	1.21%	1.89%	1.24%	0.81%	0.76%	1.54%	0.99%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 691	$ 937	$ 1,202	$ 1,957
Class C Shares	$ 292	$ 594	$ 1,021	$ 2,034
Class S Shares	$ 126	$ 393	$ 681	$ 1,500
Class I Shares	$ 83	$ 259	$ 450	$ 1,002
Class N Shares	$ 78	$ 243	$ 422	$ 942
49 | Janus Henderson Global Research Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$ 157	$ 486	$ 839	$ 1,834
Class T Shares	$ 101	$ 315	$ 547	$ 1,213

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 691	$ 937	$ 1,202	$ 1,957
Class C Shares	$ 192	$ 594	$ 1,021	$ 2,034
Class S Shares	$ 126	$ 393	$ 681	$ 1,500
Class I Shares	$ 83	$ 259	$ 450	$ 1,002
Class N Shares	$ 78	$ 243	$ 422	$ 942
Class R Shares	$ 157	$ 486	$ 839	$ 1,834
Class T Shares	$ 101	$ 315	$ 547	$ 1,213

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. Because the Fund’s investments in foreign securities are partially based on the composition of the Fund’s benchmark index, the MSCI World Indexsm, the Fund’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the benchmark index. The Fund may have significant exposure to emerging markets.
Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Centralized Equity Research Matthew Peron (the “Central Research Team”), select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

50 | Janus Henderson Global Research Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020 , approximately 4.3% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Growth Securities Risk.   The Fund invests in companies that the investment personnel believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all.
51 | Janus Henderson Global Research Fund

Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Mid-Sized Companies Risk.   The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009. Class R Shares of the Fund commenced operations on March 15, 2013. Class N Shares of the Fund commenced operations on August 4, 2017.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
52 | Janus Henderson Global Research Fund

•
The performance shown for Class R Shares for periods prior to March 15, 2013, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, Class R Shares of the Fund had been available during periods prior to March 15, 2013, or Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.37%	Worst Quarter:	1st Quarter 2020	– 20.61%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (2/25/05)
Class T Shares
Return Before Taxes	20.06%	13.19%	10.06%	9.85%
Return After Taxes on Distributions	19.03%	12.32%	9.57%	9.30%
Return After Taxes on Distributions and Sale of Fund Shares	12.59%	10.41%	8.22%	8.22%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	7.48%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	7.41%
53 | Janus Henderson Global Research Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (2/25/05)
Class A Shares
Return Before Taxes(1)	12.86%	11.61%	9.24%	9.33%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	7.48%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	7.41%
Class C Shares
Return Before Taxes(2)	17.98%	12.20%	9.09%	8.92%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	7.48%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	7.41%
Class S Shares
Return Before Taxes	19.72%	12.89%	9.78%	9.56%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	7.48%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	7.41%
Class I Shares
Return Before Taxes	20.27%	13.38%	10.24%	9.99%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	7.48%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	7.41%
Class N Shares
Return Before Taxes	20.34%	13.37%	10.15%	9.91%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	7.48%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	7.41%
Class R Shares
Return Before Taxes	19.39%	12.58%	9.52%	9.35%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	7.48%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	7.41%

(1)
Calculated assuming maximum permitted sales loads.
54 | Janus Henderson Global Research Fund

(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI World Index. The Fund also compares its performance to the MSCI All Country World Index. The MSCI World Index is used to calculate the Fund’s performance fee adjustment. The indices are described below.
•
The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
•
The MSCI All Country World Index is an unmanaged, free float-adjusted, market capitalization-weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Management:  Matthew Peron , Janus Capital’s Director of Centralized Equity Research, provides general oversight of the Central Research Team and has done so since April 2020.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
55 | Janus Henderson Global Research Fund

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
56 | Janus Henderson Global Research Fund

Fund summary

Janus Henderson Global Select Fund
Ticker:	JORAX	Class A Shares	JORIX	Class S Shares	JSLNX	Class N Shares	JORNX	Class T Shares
	JORCX	Class C Shares	JORFX	Class I Shares	JORRX	Class R Shares

Investment Objective
Janus Henderson Global Select Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.17%	0.44%	1.59%	0.14%	0.04%	2.06%	0.28%
Total Annual Fund Operating Expenses	1.06%	2.08%	2.48%	0.78%	0.68%	3.20%	0.92%
Fee Waiver(1)	0.00%	0.10%	1.10%	0.00%	0.00%	1.56%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.06%	1.98%	1.38%	0.78%	0.68%	1.64%	0.92%

(1)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.87% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period
57 | Janus Henderson Global Select Fund

reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 677	$ 893	$ 1,126	$ 1,795
Class C Shares	$ 311	$ 652	$ 1,119	$ 2,149
Class S Shares	$ 251	$ 773	$ 1,321	$ 2,816
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 69	$ 218	$ 379	$ 847
Class R Shares	$ 323	$ 986	$ 1,674	$ 3,503
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 677	$ 893	$ 1,126	$ 1,795
Class C Shares	$ 211	$ 652	$ 1,119	$ 2,149
Class S Shares	$ 251	$ 773	$ 1,321	$ 2,816
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 69	$ 218	$ 379	$ 847
Class R Shares	$ 323	$ 986	$ 1,674	$ 3,503
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing in a core group of 40-65 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund may invest in companies of any size throughout the world, from larger, well-established companies to smaller, emerging growth companies. The Fund may invest in emerging markets but will normally limit such investments to 30% of its net assets, measured at the time of purchase. As of September 30, 2020, the Fund held stocks of 58 companies. Of these holdings, 40 comprised approximately 87.50% of the Fund’s holdings.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may also take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. The types of derivatives in which the Fund may invest include options, futures, swaps, warrants, and forward currency contracts. The Fund may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, to adjust the Fund’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Fund’s risk profile.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

58 | Janus Henderson Global Select Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging
59 | Janus Henderson Global Select Fund

markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. As of September 30, 2020 , approximately 15.3 % of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
United Kingdom Risk.   The Fund is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. The Fund may use derivatives, including forward currency contracts, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the
60 | Janus Henderson Global Select Fund

collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on August 4, 2017.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009 or Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.21%	Worst Quarter:	1st Quarter 2020	– 26.39%

61 | Janus Henderson Global Select Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (6/30/00)
Class T Shares
Return Before Taxes	15.99%	12.50%	7.17%	4.50%
Return After Taxes on Distributions	14.62%	11.14%	6.46%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares	10.38%	9.75%	5.68%	3.64%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	5.32%
Class A Shares
Return Before Taxes(1)	9.18%	11.02%	6.39%	4.11%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	5.32%
Class C Shares
Return Before Taxes(2)	13.83%	11.43%	6.15%	3.59%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	5.32%
Class S Shares
Return Before Taxes	15.52%	12.08%	6.87%	4.24%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	5.32%
Class I Shares
Return Before Taxes	16.19%	12.67%	7.32%	4.59%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	5.32%
Class N Shares
Return Before Taxes	16.32%	12.68%	7.25%	4.54%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	5.32%
Class R Shares
Return Before Taxes	15.20%	11.78%	6.54%	3.95%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	5.32%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI All Country World Index. The index is described below.
•
The MSCI All Country World Index is an unmanaged, free float-adjusted, market capitalization-weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ
62 | Janus Henderson Global Select Fund

from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  George P. Maris , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since August 2012. Julian McManus is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2018. Garth Yettick, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2018.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
63 | Janus Henderson Global Select Fund

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
64 | Janus Henderson Global Select Fund

Fund summary

Janus Henderson Global Sustainable Equity Fund
Ticker:	JEASX	Class A Shares	JESSX	Class S Shares	JETNX	Class N Shares	JETTX	Class T Shares
	JECTX	Class C Shares	JEUIX	Class I Shares	JEGRX	Class R Shares

Investment Objective
Janus Henderson Global Sustainable Equity Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses(1)	0.47%	0.51%	0.66%	0.47%	0.42%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.47%	2.26%	1.66%	1.22%	1.17%	1.91%	1.41%
Fee Waiver(2)	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.16%	1.95%	1.35%	0.91%	0.86%	1.60%	1.10%

(1)
Other Expenses are based on the estimated annualized expenses that the Fund expects to incur.
(2)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.85% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period beginning with the Fund’s commencement of operations (June 25, 2020) and expiring on the third anniversary of the commencement of operations, or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule (0.75% of the first $2 billion of the average daily closing net asset value of the Fund), whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. There is no guarantee that the Fund’s assets will reach this asset level.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
65 | Janus Henderson Global Sustainable Equity Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers or recoupments (if applicable) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years
Class A Shares	$ 716	$ 1,013
Class C Shares	$ 329	$ 706
Class S Shares	$ 169	$ 523
Class I Shares	$ 124	$ 387
Class N Shares	$ 119	$ 372
Class R Shares	$ 194	$ 600
Class T Shares	$ 144	$ 446

If Shares are not redeemed:	1 Year	3 Years
Class A Shares	$ 716	$ 1,013
Class C Shares	$ 229	$ 706
Class S Shares	$ 169	$ 523
Class I Shares	$ 124	$ 387
Class N Shares	$ 119	$ 372
Class R Shares	$ 194	$ 600
Class T Shares	$ 144	$ 446

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period June 25, 2020 to September 30, 2020, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund will typically invest in companies whose products and services are considered by the portfolio managers as contributing to positive environmental or social change and sustainable economic development, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations. The Fund expects under normal circumstances to maintain investments in securities of issuers or companies that are economically tied to different countries throughout the world, including the United States. A security is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the company’s revenues are derived from one or more countries; or (iii) a majority of the company’s assets are located in one or more countries. The Fund’s investments may be in non-U.S. currency or U.S. dollar-denominated.
The Fund generally invests in a core group of 50-70 equity securities, which consist primarily of common stocks, but may also include other types of instruments, such as depository receipts and warrants. The Fund may also invest in real estate investment trusts (“REITs”). The Fund will invest primarily in larger, well-established companies but may also invest in mid- and small-sized companies. The Fund’s uninvested assets may be held in cash or similar instruments.
In selecting investments, the portfolio managers employ a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. In selecting investments, the portfolio managers will also consider environmental, social, and governance (“ESG”) factors that can create sustainable value, such as a company’s supply chain, reputation, brand value, and use of management incentives. Key ESG factors considered as part of the investment process include corporate governance, human capital and diversity, carbon footprint, and business ethics.
The portfolio managers use a screening process to identify, and potentially exclude, companies that are considered to have a negative impact on the development of a sustainable global economy. The screening process, which may employ third-party
66 | Janus Henderson Global Sustainable Equity Fund

inputs, is designed to identify issuers whose products or services are considered to negatively impact the environment or society. These companies include issuers based in countries subject to economic sanctions, issuers that stand to be disrupted by the transition to a low-carbon economy, and issuers that engage in activities related to the production or sale of products such as fossil fuels, alcohol, tobacco, and armaments.
The Fund generally sells a stock if, in the portfolio managers’ opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Fund may also sell a stock if, in the portfolio managers’ opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Fund.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Sustainable Investment Risk.   The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or business within the same economic sector. Additionally, due to its exclusionary criteria, the Fund may not be invested in certain industries or sectors. As a result, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to ESG practices, which may cause the Fund to sell a security when it might otherwise be disadvantageous to do so.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same megatrend may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index due to its ESG focus, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other
67 | Janus Henderson Global Sustainable Equity Fund

parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Fund employs. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
New/Smaller Sized Fund Risk.   Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If a new or smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund’s first annual and/or semiannual report and is available at janushenderson.com/performance or by calling
1-800-335-2687.
68 | Janus Henderson Global Sustainable Equity Fund

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Hamish Chamberlayne , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception. Aaron Scully, CFA,is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to
69 | Janus Henderson Global Sustainable Equity Fund

recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
70 | Janus Henderson Global Sustainable Equity Fund

Fund summary

Janus Henderson Global Technology and Innovation Fund
Ticker:	JATAX	Class A Shares	JATSX	Class S Shares	JATNX	Class N Shares
	JAGCX	Class C Shares	JATIX	Class I Shares	JAGTX	Class T Shares

Investment Objective
Janus Henderson Global Technology and Innovation Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.10%	0.10%	0.30%	0.11%	0.03%	0.28%
Total Annual Fund Operating Expenses	0.99%	1.74%	1.19%	0.75%	0.67%	0.92%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 670	$ 872	$ 1,091	$ 1,718
Class C Shares	$ 277	$ 548	$ 944	$ 1,853
Class S Shares	$ 121	$ 378	$ 654	$ 1,443
Class I Shares	$ 77	$ 240	$ 417	$ 930
Class N Shares	$ 68	$ 214	$ 373	$ 835
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

71 | Janus Henderson Global Technology and Innovation Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 670	$ 872	$ 1,091	$ 1,718
Class C Shares	$ 177	$ 548	$ 944	$ 1,853
Class S Shares	$ 121	$ 378	$ 654	$ 1,443
Class I Shares	$ 77	$ 240	$ 417	$ 930
Class N Shares	$ 68	$ 214	$ 373	$ 835
Class T Shares	$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:
•
companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
•
companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.
Some of the industries and companies likely to be represented in the Fund’s portfolio include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment.
The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. From time to time, the Fund may invest in shares of companies through initial public offerings.
The portfolio managerapplies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may
72 | Janus Henderson Global Technology and Innovation Fund

affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Growth Securities Risk.   The Fund invests in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Mid-Sized Companies Risk.   The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Emerging Markets Risk.   Emerging markets securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020, approximately 9.8% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which
73 | Janus Henderson Global Technology and Innovation Fund

may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on January 27, 2017.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
74 | Janus Henderson Global Technology and Innovation Fund

•
The performance shown for Class N Shares for periods prior to January 27, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to January 27, 2017, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class N Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	32.49%	Worst Quarter:	4th Quarter 2018	– 16.30%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (12/31/98)
Class T Shares
Return Before Taxes	50.89%	29.39%	19.84%	11.46%
Return After Taxes on Distributions	47.89%	27.15%	17.93%	10.60%
Return After Taxes on Distributions and Sale of Fund Shares	32.22%	23.74%	16.20%	9.75%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
MSCI All Country World Information Technology Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	45.61%	26.23%	18.17%	8.04%
Class A Shares
Return Before Taxes(1)	42.10%	27.73%	18.97%	11.02%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
MSCI All Country World Information Technology Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	45.61%	26.23%	18.17%	8.04%
75 | Janus Henderson Global Technology and Innovation Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (12/31/98)
Class C Shares
Return Before Taxes(2)	48.72%	28.36%	18.85%	10.52%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
MSCI All Country World Information Technology Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	45.61%	26.23%	18.17%	8.04%
Class S Shares
Return Before Taxes	50.45%	29.04%	19.52%	11.16%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
MSCI All Country World Information Technology Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	45.61%	26.23%	18.17%	8.04%
Class I Shares
Return Before Taxes	51.14%	29.59%	20.00%	11.55%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
MSCI All Country World Information Technology Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	45.61%	26.23%	18.17%	8.04%
Class N Shares
Return Before Taxes	51.24%	29.63%	19.95%	11.51%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
MSCI All Country World Information Technology Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	45.61%	26.23%	18.17%	8.04%

(1)
Calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the S&P 500 Index. The Fund also compares its performance to the MSCI All Country World Information Technology Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The MSCI All Country World Information Technology Index is a capitalization weighted index that measures the performance of information technology securities from developed market countries and emerging market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

76 | Janus Henderson Global Technology and Innovation Fund

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Denny Fish is Executive Vice President and Portfolio Manager of the Fund, which he has managed or co-managed since January 2016.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

77 | Janus Henderson Global Technology and Innovation Fund

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with
Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
78 | Janus Henderson Global Technology and Innovation Fund

Fund summary

Janus Henderson Global Value Fund
Ticker:	JPPAX	Class A Shares	JPPSX	Class S Shares	JPPNX	Class N Shares
	JPPCX	Class C Shares	JPPIX	Class I Shares	JGVAX	Class T Shares

Investment Objective
Janus Henderson Global Value Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees(1)	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.34%	0.40%	3.63%	0.52%	0.30%	0.45%
Total Annual Fund Operating Expenses	1.00%	1.81%	4.29%	0.93%	0.71%	0.86%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 671	$ 875	$ 1,096	$ 1,729
Class C Shares	$ 284	$ 569	$ 980	$ 1,914
Class S Shares	$ 431	$ 1,301	$ 2,183	$ 4,445
Class I Shares	$ 95	$ 296	$ 515	$ 1,143
Class N Shares	$ 73	$ 227	$ 395	$ 883
Class T Shares	$ 88	$ 274	$ 477	$ 1,061

79 | Janus Henderson Global Value Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 671	$ 875	$ 1,096	$ 1,729
Class C Shares	$ 184	$ 569	$ 980	$ 1,914
Class S Shares	$ 431	$ 1,301	$ 2,183	$ 4,445
Class I Shares	$ 95	$ 296	$ 515	$ 1,143
Class N Shares	$ 73	$ 227	$ 395	$ 883
Class T Shares	$ 88	$ 274	$ 477	$ 1,061

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries throughout the world. A security is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the company’s revenues are derived from one or more countries; or (iii) a majority of the company’s assets are located in one or more countries. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may also invest in U.S. and foreign equity securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase.
The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. As defensive value managers, the Fund’s portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to
80 | Janus Henderson Global Value Fund

be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Value Investing Risk.   Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Cash Holdings Risk.   The Fund’s investments in cash, cash equivalents, or similar investments may increase due to a lack of favorable investment opportunities or other extraordinary factors. As a result, the Fund may not participate in market advances or declines to the same extent that it would if the Fund had been fully invested in the market. Furthermore, cash, cash equivalents, or similar investments may generate minimal or no income and could negatively impact the Fund’s performance and ability to achieve its investment objective. The Fund may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
United Kingdom Risk.   The Fund is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
81 | Janus Henderson Global Value Fund

Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012 .
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class N Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	15.59%	Worst Quarter:	1st Quarter 2020	– 24.35%

82 | Janus Henderson Global Value Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (6/29/01)
Class T Shares
Return Before Taxes	1.24%	6.44%	6.84%	6.32%
Return After Taxes on Distributions	– 0.63%	5.04%	5.51%	5.36%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.19%	4.94%	5.36%	5.18%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.79%
MSCI World Value Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 1.16%	7.15%	6.76%	5.15%
Class A Shares
Return Before Taxes(2)	– 4.71%	5.04%	6.09%	5.82%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.79%
MSCI World Value Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 1.16%	7.15%	6.76%	5.15%
Class C Shares
Return Before Taxes(3)	– 0.58%	5.52%	6.00%	5.41%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.79%
MSCI World Value Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 1.16%	7.15%	6.76%	5.15%
Class S Shares
Return Before Taxes	– 3.93%	4.21%	5.59%	5.54%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.79%
MSCI World Value Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 1.16%	7.15%	6.76%	5.15%
Class I Shares
Return Before Taxes	1.27%	6.54%	6.99%	6.36%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.79%
MSCI World Value Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 1.16%	7.15%	6.76%	5.15%
83 | Janus Henderson Global Value Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (6/29/01)
Class N Shares
Return Before Taxes	1.44%	6.65%	7.04%	6.42%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.79%
MSCI World Value Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 1.16%	7.15%	6.76%	5.15%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI World Index. The MSCI World Index is used to calculate the Fund’s performance fee adjustment. The Fund also compares its performance to the MSCI World Value Index. The indices are described below.
•
The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
•
The MSCI World Value Index reflects the performance of large- and mid-cap equity securities exhibiting value style characteristics across global developed markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Gregory R. Kolb , CFA, is Co-Portfolio Manager of the Fund, which he has managed or co-managed since May 2005. George Maglares is Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

84 | Janus Henderson Global Value Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with
Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
85 | Janus Henderson Global Value Fund

Fund summary

Janus Henderson International Opportunities Fund
Ticker:	HFOAX	Class A Shares	HFOQX	Class S Shares	HFOSX	Class N Shares	HFOTX	Class T Shares
	HFOCX	Class C Shares	HFOIX	Class I Shares	HFORX	Class R Shares

Investment Objective
Janus Henderson International Opportunities Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.17%	0.15%	3.46%	0.12%	0.05%	0.34%	0.31%
Total Annual Fund Operating Expenses	1.42%	2.15%	4.71%	1.12%	1.05%	1.84%	1.31%
Fee Waiver(1)	0.16%	0.16%	3.32%	0.17%	0.17%	0.25%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.26%	1.99%	1.39%	0.95%	0.88%	1.59%	1.13%

(1)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.88% for at least a one-year period commencing on January 28, 2021. In addition, for at least a one-year period commencing on January 28, 2021, Janus Capital has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets. The contractual waivers may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period
86 | Janus Henderson International Opportunities Fund

reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 711	$ 998	$ 1,307	$ 2,179
Class C Shares	$ 318	$ 673	$ 1,154	$ 2,297
Class S Shares	$ 472	$ 1,419	$ 2,372	$ 4,779
Class I Shares	$ 114	$ 356	$ 617	$ 1,363
Class N Shares	$ 107	$ 334	$ 579	$ 1,283
Class R Shares	$ 187	$ 579	$ 995	$ 2,159
Class T Shares	$ 133	$ 415	$ 718	$ 1,579

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 711	$ 998	$ 1,307	$ 2,179
Class C Shares	$ 218	$ 673	$ 1,154	$ 2,297
Class S Shares	$ 472	$ 1,419	$ 2,372	$ 4,779
Class I Shares	$ 114	$ 356	$ 617	$ 1,363
Class N Shares	$ 107	$ 334	$ 579	$ 1,283
Class R Shares	$ 187	$ 579	$ 995	$ 2,159
Class T Shares	$ 133	$ 415	$ 718	$ 1,579

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, approximately 70% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. companies and in at least three different countries. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. Equity securities include common stocks and related securities, such as preferred stock and depositary receipts.
Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection may be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed regularly based upon input that include an assessment of the policy environment, state of the macroeconomic cycle, market positioning, and sentiment in different regions. Assets of the Fund are allocated to teams of investment personnel, referred to as “sleeve portfolio managers,” who have experience with respect to a particular geographic region or discipline. Such allocations are made taking into account the investment styles employed by the sleeve portfolio managers and regional and sector positioning.
The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.
87 | Janus Henderson International Opportunities Fund

The Fund may, under unusual circumstances, invest in a single country or a limited number of countries. In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.
The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, or currencies, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward currency contracts to offset risks associated with currency exposure.
The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or sectors.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an international equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging
88 | Janus Henderson International Opportunities Fund

markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. As of September 30, 2020 , approximately 28.7 % of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage.
89 | Janus Henderson International Opportunities Fund

Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The Fund may use derivatives, including forward currency contracts, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown for periods prior to June 5, 2017, are those of the Predecessor Fund, Henderson International Opportunities Fund (the “Predecessor Fund”). The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively. Class S Shares and Class T Shares of the Fund commenced operations on June 5, 2017.
•
The performance shown for Class A Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class C Shares for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class R Shares for periods prior to June 5, 2017, reflects the performance of Class R Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance shown for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance shown for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class S Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class T Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
90 | Janus Henderson International Opportunities Fund

The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class A Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	17.00%	Worst Quarter:	1st Quarter 2020	– 22.31%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class A Shares (1)
Return Before Taxes	6.90%	5.01%	5.22%	8.01%
Return After Taxes on Distributions	6.90%	4.13%	4.77%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares	4.35%	3.88%	4.22%	6.84%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	6.47%
Class C Shares
Return Before Taxes(2)	11.66%	5.50%	5.06%	7.54%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	6.47%
Class S Shares
Return Before Taxes	13.53%	6.17%	5.79%	8.31%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	6.47%
Class I Shares
Return Before Taxes	13.79%	6.56%	6.15%	8.53%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	6.47%
91 | Janus Henderson International Opportunities Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class N Shares
Return Before Taxes	13.88%	6.61%	6.02%	8.43%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	6.47%
Class R Shares
Return Before Taxes	13.23%	5.93%	5.52%	8.10%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	6.47%
Class T Shares
Return Before Taxes	13.57%	6.34%	5.89%	8.36%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	6.47%

(1)
Fund returns calculated assuming maximum permitted sales loads.
(2)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI All Country World ex-U.S. Index. The index is described below.
•
The MSCI All Country World ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of large and mid-cap companies located in countries throughout the world, excluding the United States.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class A Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class A Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Dean Cheeseman is Executive Vice President and Lead Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since March 2019. Paul O’Connor is Executive Vice President and Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since April 2016.

92 | Janus Henderson International Opportunities Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
93 | Janus Henderson International Opportunities Fund

Fund summary

Janus Henderson International Value Fund
Ticker:	JIFAX	Class A Shares	JIFSX	Class S Shares	JIFNX	Class N Shares
	JIFCX	Class C Shares	JIFIX	Class I Shares	JIFTX	Class T Shares

Investment Objective
Janus Henderson International Value Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	1.11%	3.09%	3.20%	0.86%	0.65%	1.21%
Total Annual Fund Operating Expenses	2.16%	4.89%	4.25%	1.66%	1.45%	2.01%
Fee Waiver(1)	0.93%	2.99%	2.88%	0.66%	0.59%	0.90%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.23%	1.90%	1.37%	1.00%	0.86%	1.11%

(1)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.86% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period
94 | Janus Henderson International Value Fund

reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 781	$ 1,212	$ 1,668	$ 2,925
Class C Shares	$ 589	$ 1,469	$ 2,452	$ 4,378
Class S Shares	$ 427	$ 1,289	$ 2,165	$ 4,413
Class I Shares	$ 169	$ 523	$ 902	$ 1,965
Class N Shares	$ 148	$ 459	$ 792	$ 1,735
Class T Shares	$ 204	$ 630	$ 1,083	$ 2,338

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 781	$ 1,212	$ 1,668	$ 2,925
Class C Shares	$ 489	$ 1,469	$ 2,452	$ 4,378
Class S Shares	$ 427	$ 1,289	$ 2,165	$ 4,413
Class I Shares	$ 169	$ 523	$ 902	$ 1,965
Class N Shares	$ 148	$ 459	$ 792	$ 1,735
Class T Shares	$ 204	$ 630	$ 1,083	$ 2,338

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries outside of the United States, including in emerging markets. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund normally invests in issuers from several different countries, but under unusual circumstances, may invest in a single country. The Fund may also invest in non-U.S. debt securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase.
The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. As defensive value managers, the Fund’s portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
95 | Janus Henderson International Value Fund

Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Value Investing Risk.   Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Cash Holdings Risk.   The Fund’s investments in cash, cash equivalents, or similar investments may increase due to a lack of favorable investment opportunities or other extraordinary factors. As a result, the Fund may not participate in market advances or declines to the same extent that it would if the Fund had been fully invested in the market. Furthermore, cash, cash equivalents, or similar investments may generate minimal or no income and could negatively impact the Fund’s performance and ability to achieve its investment objective. The Fund may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition
96 | Janus Henderson International Value Fund

of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020 , approximately 8.9% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
United Kingdom Risk.   The Fund is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
97 | Janus Henderson International Value Fund

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	15.91%	Worst Quarter:	1st Quarter 2020	– 24.69%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	Since Inception (4/1/13)
Class I Shares
Return Before Taxes	– 0.36%	4.60%	4.25%
Return After Taxes on Distributions	– 0.61%	3.68%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.28%	3.61%	3.33%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.82%	7.45%	6.12%
MSCI EAFE® Value Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.63%	4.20%	3.53%
Class A Shares
Return Before Taxes(2)	– 6.31%	3.18%	3.27%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.82%	7.45%	6.12%
MSCI EAFE® Value Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.63%	4.20%	3.53%
Class C Shares
Return Before Taxes(3)	– 1.70%	3.93%	3.45%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.82%	7.45%	6.12%
MSCI EAFE® Value Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.63%	4.20%	3.53%
Class S Shares
Return Before Taxes	– 0.56%	4.41%	4.01%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.82%	7.45%	6.12%
MSCI EAFE® Value Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.63%	4.20%	3.53%
Class N Shares
Return Before Taxes	– 0.28%	4.71%	4.34%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.82%	7.45%	6.12%
MSCI EAFE® Value Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.63%	4.20%	3.53%
98 | Janus Henderson International Value Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	Since Inception (4/1/13)
Class T Shares
Return Before Taxes	– 0.52%	4.42%	4.07%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.82%	7.45%	6.12%
MSCI EAFE® Value Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.63%	4.20%	3.53%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI EAFE Index. The Fund also compares its performance to the MSCI EAFE Value Index. The indices are described below.
•
The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index designed to measure developed market equity performance. The MSCI EAFE Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.
•
The MSCI EAFE (Europe, Australasia, Far East) Value Index reflects the performance of large- and mid-cap equity securities exhibiting value style characteristics across global developed markets, excluding the United States and Canada. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Gregory R. Kolb , CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since April 2013. George Maglares is Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

99 | Janus Henderson International Value Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
****
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with
Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
100 | Janus Henderson International Value Fund

Fund summary

Janus Henderson Overseas Fund
Ticker:	JDIAX	Class A Shares	JIGRX	Class S Shares	JDINX	Class N Shares	JAOSX	Class T Shares
	JIGCX	Class C Shares	JIGFX	Class I Shares	JDIRX	Class R Shares

Investment Objective
Janus Henderson Overseas Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 148 of the Fund’s Prospectus and in the “Purchases” section on page 80 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees(1)	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.23%	0.35%	0.29%	0.15%	0.05%	0.30%	0.29%
Total Annual Fund Operating Expenses	1.17%	2.04%	1.23%	0.84%	0.74%	1.49%	0.98%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 687	$ 925	$ 1,182	$ 1,914
Class C Shares	$ 307	$ 640	$ 1,098	$ 2,145
Class S Shares	$ 125	$ 390	$ 676	$ 1,489
Class I Shares	$ 86	$ 268	$ 466	$ 1,037
Class N Shares	$ 76	$ 237	$ 411	$ 918
101 | Janus Henderson Overseas Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$ 152	$ 471	$ 813	$ 1,779
Class T Shares	$ 100	$ 312	$ 542	$ 1,201

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 687	$ 925	$ 1,182	$ 1,914
Class C Shares	$ 207	$ 640	$ 1,098	$ 2,145
Class S Shares	$ 125	$ 390	$ 676	$ 1,489
Class I Shares	$ 86	$ 268	$ 466	$ 1,037
Class N Shares	$ 76	$ 237	$ 411	$ 918
Class R Shares	$ 152	$ 471	$ 813	$ 1,779
Class T Shares	$ 100	$ 312	$ 542	$ 1,201

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund may have significant exposure to emerging markets. The Fund typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
The Fund may take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. The types of derivatives in which the Fund may invest include options, futures, swaps, warrants, and forward currency contracts. The Fund may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, to adjust the Fund’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Fund’s risk profile.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
102 | Janus Henderson Overseas Fund

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value
103 | Janus Henderson Overseas Fund

of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. As of September 30, 2020 , approximately 26.3 % of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Value Investing Risk.   The Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
United Kingdom Risk.   The Fund is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
104 | Janus Henderson Overseas Fund

Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. The Fund may use derivatives, including forward currency contracts, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012.
•
The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for the periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower.The table compares the Fund’s average annual returns for
105 | Janus Henderson Overseas Fund

the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 .
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	21.09%	Worst Quarter:	3rd Quarter 2011	– 27.83%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (5/2/94)
Class T Shares
Return Before Taxes	16.58%	8.88%	0.23%	8.10%
Return After Taxes on Distributions	16.51%	8.72%	– 0.30%	7.52%
Return After Taxes on Distributions and Sale of Fund Shares(1)	10.13%	7.15%	0.14%	7.00%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	N/A
Class A Shares
Return Before Taxes(2)	9.67%	7.37%	– 0.58%	7.71%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	N/A
Class C Shares
Return Before Taxes(3)	14.39%	7.81%	– 0.76%	7.20%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	N/A
Class S Shares
Return Before Taxes	16.25%	8.60%	– 0.03%	7.83%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	N/A
Class I Shares
Return Before Taxes	16.71%	9.00%	0.35%	8.16%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	N/A
106 | Janus Henderson Overseas Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (5/2/94)
Class N Shares
Return Before Taxes	16.87%	9.12%	0.42%	8.17%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	N/A
Class R Shares
Return Before Taxes	15.99%	8.32%	– 0.28%	7.58%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	N/A

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI All Country World ex-U.S. Index. The MSCI All Country World ex-U.S. Index is used to calculate the Fund’s performance fee adjustment. The index is described below.
•
The MSCI All Country World ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  George P. Maris , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since January 2016. Julian McManus is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2018. Garth Yettick, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2018.

107 | Janus Henderson Overseas Fund

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares * , Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$ 500
Class I Shares***
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ †2,500
• certain tax-advantaged accounts or UGMA/UTMA accounts	$ †500
Class N Shares***
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
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Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended September 30, 2020.
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“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
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“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
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The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Janus Henderson Asia Equity Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Value Fund, and Janus Henderson Overseas Fund each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.92% for Janus Henderson Asia Equity Fund, 0.75% for Janus Henderson Global Real Estate Fund, 0.60% for Janus Henderson Global Research Fund, and 0.64% for each of Janus Henderson Global Value Fund and Janus Henderson Overseas Fund. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
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“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
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A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
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A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
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“Other Expenses”
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for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
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for Class S Shares, Class R Shares, and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
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for all classes, include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
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for all classes, may include “Short Sale Dividend Expenses.” These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker. Such expenses will vary depending on the short sale arrangement, whether the securities a Fund sells short pay dividends or interest, and the amount of such dividends or interest. While “Short Sale Dividend Expenses” include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit a Fund earns on cash proceeds of short sales held as collateral for short positions.
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for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
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Janus Capital has contractually agreed to waive and/or reimburse certain Funds’ “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on January 28, 2021. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver will have a positive effect upon a fund’s performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies.
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All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks. The portfolio managers and/or investment personnel generally take a “bottom up” approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large or, with respect to Janus Henderson Global Value Fund and Janus Henderson International Value Fund, companies with products and services that give them a competitive advantage. Securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. The Funds may invest in issuers outside of the U.S. and certain Funds may have significant exposure to emerging markets. The portfolio managers and/or investment personnel of each Fund may sell a holding if, among other things, the security reaches the portfolio managers’ and/or investment personnel’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, if the portfolio managers and/or investment personnel find a better investment opportunity, or with respect to Janus Henderson Global Equity Income Fund, there is a change in business strategy or issuer-specific business outlook that affects the original investment case and as part of the Fund’s regional rotation trading strategy. The portfolio managers and/or investment personnel may also sell a Fund holding to meet redemptions and, with respect to Janus Henderson Global Research Fund, to rebalance sector weightings.
To implement Janus Henderson Emerging Markets Fund’s strategy, the portfolio manager utilizes two complementary processes; a “top-down” macro analysis and a “bottom-up” analysis of fundamental research. The “top-down” approach includes a country’s economic growth profile, stages of a country’s development, and trends in corporate governance. The
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“bottom-up” approach considers a company’s valuation, growth potential, competitive positioning, projected future earnings, cash flow, and dividends.
Janus Henderson International Opportunities Fund selects securities based upon, among other things, an analysis of certain valuation criteria, the quality of a company’s management and the unique competitive advantages of a company. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.
Janus Henderson European Focus Fund’s stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria and global market and industry dynamics that are expected to drive stock prices of European companies. Companies are evaluated using a broad range of criteria, including: (i) a company’s financial strength; (ii) competitive position in its industry; and (iii) projected future earnings and cash flows.
In selecting investments, Janus Henderson Global Equity Income Fund seeks to invest in securities that the portfolio managers believe are attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of metrics, including price to earnings ratios, balance sheet strength, valuation relative to asset values, return on equity, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
In selecting investments, Janus Henderson Global Real Estate Fund’s portfolio managers apply a “bottom up” approach that utilizes the portfolio managers’ knowledge of issuers in the Americas and the Asia Pacific, European, and Latin American regions. Factors that the portfolio managers consider in their fundamental analysis include a company’s balance sheet, valuation, strength of management, property markets and sectors, economics, and capital markets in seeking to determine the appropriate risk-adjusted return. The portfolio managers may sell a stock if they believe that its future prospects have been accurately reflected in the market price or if their original investment thesis has changed.
Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Centralized Equity Research Matthew Peron (the “Central Research Team”), select investments for Janus Henderson Global Research Fund that reflect the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis and rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: i) good and preferably growing free cash flow, ii) strong and defensible market position, iii) healthy risk/return profile, iv) exemplary governance, and v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.
In selecting investments, Janus Henderson Global Sustainable Equity Fund’s portfolio managers employ a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. In selecting investments, the portfolio managers will also consider environmental, social, and governance (“ESG”) factors that can create sustainable value, such as a company’s supply chain, reputation, brand value, and use of management incentives. Key ESG issues considered as part of the investment process include corporate governance, human capital and diversity, carbon footprint, and business ethics.
The portfolio managers use a screening process to identify companies that are considered to have a potentially negative impact on the development of a sustainable global economy. The screening process, which may employ third-party inputs, is designed to identify issuers whose products or services are considered to negatively impact the environment or society. These companies include issuers based in countries subject to economic sanctions, issuers that stand to be disrupted by the transition to a low-carbon economy, and issuers that engage in activities related to the production or sale of products such as fossil fuels, alcohol, tobacco, and armaments.
Janus Henderson Global Value Fund and Janus Henderson International Value Fund primarily invest in the common stocks of companies whose stock prices are believed to be undervalued. The portfolio managers look for companies with
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strong fundamentals and competent management. As defensive value managers, the Funds’ portfolio managers generally look for companies with:
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strong management teams;
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strong and stable balance sheets and solid recurring free cash flows;
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attractive relative and absolute valuation ratios or that have underperformed recently;
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favorable reward to risk characteristics;
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durable competitive advantages that are trading at attractive valuations; and
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strong long-term prospects.
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.
A company may be considered attractively valued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth (“undervalued”). A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for a Fund than those obtained by paying premium prices for companies currently in favor in the market.
Cash Position
The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which a Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa. For Janus Henderson Emerging Markets Fund, such countries include any country that has been considered by the World Bank, the International Finance Corporation or the United Nations to be developing and/or any country that is included in the MSCI Emerging Markets Index, which measures the equity market performance of developing markets. Janus Henderson Global Select Fund will normally limit its investments in emerging market countries to 30% of its net assets. Janus Henderson Global Sustainable Equity Fund will normally limit its investments in emerging market countries to 5% of its net assets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the
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failure to make timely interest and principal payments) than higher quality bonds. To the extent a Fund invests in high-yield/high-risk bonds, under normal circumstances, each Fund, with the exception of Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund and Janus Henderson Global Sustainable Equity Fund, will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets. Janus Henderson Asia Equity Fund and Janus Henderson Emerging Markets Fund will limit their investments in such bonds to 20% or less of their net assets. Janus Henderson Global Sustainable Equity Fund does not intend to invest in high-yield/high-risk bonds.
Illiquid Investments
A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
A Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Fund may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on a Fund.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund’s portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Real Estate-Related Securities
Certain Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
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Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle or in time deposits and will receive an investment advisory fee for managing such assets.
Short Sales
Certain Funds may engage in short sales. In general, no more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). A Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. In addition, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, and Janus Henderson International Opportunities Fund, may invest without limit in short positions for hedging purposes. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Fund to similar risks. To the extent that a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a Fund, which may increase the Fund’s volatility.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund’s portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its
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existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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other investment companies (such as exchange-traded funds)
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s
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investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Brexit Risk.   The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the EU in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that a Fund has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Fund’s investments.
Concentration Risk.   Janus Henderson Global Life Sciences Fund focuses its investments in “life sciences” related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. Changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund’s net asset value. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments. To the extent that the Fund invests in life sciences companies in the biotechnology sector, the Fund may be exposed to additional risks because these companies invest heavily in research and development, which may not necessarily lead to commercially successful products. In addition, biotechnology companies can be more volatile because they are subject to competitive pressures and are heavily dependent on patents on intellectual property rights.
Since Janus Henderson Global Real Estate Fund concentrates its assets in the real estate or real estate-related industry, an investment in the Fund will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by the Fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. The Fund’s net asset value may fluctuate more than those of a fund that does not concentrate its investments.
While Janus Henderson Global Real Estate Fund will not invest in real property directly, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks). These risks include, but are not limited to, declines in the value of real property, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, adverse changes in the operations of any property or the financial condition of any tenant, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in appeal of properties to tenants, and changes in interest rates.
Convertible Securities Risk.   A Fund may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Counterparty Risk .   Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to
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aFund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.   Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
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Currency Futures Risk.   Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
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Forward Foreign Currency Exchange Contract Risk.   Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward currency contract at the optimal time and may adversely affect a Fund’s returns and net asset value.
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Emerging Markets Risk.   Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. For Janus Henderson Emerging Markets Fund, such countries include any country that has been considered by the World Bank, the International Finance Corporation or the United Nations to be developing and/or any country that is included in the MSCI Emerging Markets Index, which measures the equity market performance of developing markets. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market securities. Some of the risks of investing directly in emerging market securities may be reduced when a Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which a Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk.   A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.   Certain Funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a
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specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk.   Certain Funds may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Fund’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause a Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which may lead to
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increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk.   Each Fund invests in foreign equity and/or debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Some of the risks of investing directly in foreign securities may be reduced to the extent that a Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk.   As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Political and Economic Risk.  Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict a Fund’s ability to buy affected securities or force a Fund to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Fund may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk.   There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Foreign Market Risk.   Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
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Geographic Concentration Risk.   To the extent that a Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect
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securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
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Transaction Costs.   Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Geographic Investment Risk.   Because Janus Henderson Asia Equity Fund and Janus Henderson European Focus Fund intend to focus their investments in a particular geographic region, the Funds’ performance is expected to be closely tied to various factors such as the social, financial, economic, and political conditions within that region or country. Specifically, the Funds’ investments in Asian or European issuers increase the Funds’ exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to such countries or regions.
If a fund focuses its investments on issuers in a particular country and/or broader region, its investments will be more sensitive to social, financial, economic, political, and regulatory developments that affect the fiscal stability of such country and/or broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader region may cause the value of a fund’s holdings to decrease, in some cases significantly. As a result, a fund with a particular country and/or broader region investment focus is likely to be more volatile than a fund that is more geographically diverse in its investments.
With respect to Janus Henderson Asia Equity Fund, the Asian region within which the Fund will focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries, and therefore, have an adverse effect on the value of the Fund’s portfolio.
Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause the Fund to underperform funds that do not focus their investments in a single region of the world.
It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which the Fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe, and events in these economies could negatively impact the economies of the Asian region.
The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar United States securities, which could lead to a significant possibility of loss to the Fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.
High-Yield/High-Risk Bond Risk.   High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk.   Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic
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sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry and sector risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, particularly for Janus Henderson Global Technology and Innovation Fund, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Janus Henderson Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.
Further, investments in the real estate industry, for example, are closely linked to the performance of the real estate markets. Because Janus Henderson Global Real Estate Fund concentrates its assets in the real estate industry, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks).
In addition, Janus Henderson Global Sustainable Equity Fund emphasizes certain themes and megatrends in its investment portfolio. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index due to its ESG focus, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Initial Public Offering and Secondary Offering Risk.   A Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Funds, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain Funds’ performance in the past, there can be no assurance that the Funds will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
A Fund may purchase shares in secondary offerings. Secondary offerings may expose a Fund to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that is has a small asset base. Secondary offering shares frequently are volatile in price. As a result, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk.   Generally, a fixed-income security, and to a lesser degree common stock of REITs, will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. A Fund may use futures, swaps, options, and other derivatives to manage interest rate risk. The income component of a Fund’s holdings may include fixed-income securities and REITs.
Leverage Risk.   Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
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LIBOR Replacement Risk.   A Fund may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates resulting in a reduction in the value of certain instruments held by a Fund, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect a Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for certain Funds. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Liquidity Risk.   A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in Rule 144A and restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value, may increase brokerage costs, and may result in taxable capital gains.
Management Risk.   The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund’s share price may also decrease.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency
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hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s and/or investment personnel’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
A Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s and/or investment personnel’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s and/or investment personnel’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.   The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ and/or investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the end of quantitative easing and/or rising interest rates could cause the value of a Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund, you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and other pandemics, including the COVID-19 outbreak), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on a Fund and its investments, a Fund’s ability to meet redemption requests, and the processes and operations of a Fund’s service providers, including Janus Capital.
Real Estate Securities Risk.   To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. An investment in Janus Henderson Global Real Estate Fund shares represents an indirect investment in real estate-related securities owned by the Fund. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.   To the extent that a Fund holds REITs, such as Janus Henderson Global Real Estate Fund, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose”
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REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Reverse Repurchase Agreement Risk.   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those proceeds, resulting in reduced returns to shareholders. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Fund’s portfolio. A Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by a Fund will be successful.
Rule 144A Securities Risk.   Certain Funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with the Funds’ applicable policies and procedures and the Security and Exchange Commission’s (the “SEC’s”) liquidity rule. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively a Fund’s ability to dispose of such securities promptly or at expected prices. Accordingly, a Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Small- and Mid-Sized Companies Risk.   A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
Sovereign Debt Risk.   A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
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Value Investing Risk.   Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Warrants and Rights Risk.   The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios and furnishes continuous advice and recommendations concerning the Funds’ investments for all Funds except Janus Henderson Global Value Fund and Janus Henderson International Value Fund. Perkins is responsible for the day-to-day management of Janus Henderson Global Value Fund’s and Janus Henderson International Value Fund’s investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund. In addition, Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Sustainable Equity Fund, and Janus Henderson International Opportunities Fund, on behalf of Janus Capital.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund, with the exception of Janus Henderson Global Life Sciences Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, and Janus Henderson Overseas Fund, have approved the use of a manager-of-managers structure.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Funds.

Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is
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calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee, as noted below, for managing Janus Henderson Global Value Fund and Janus Henderson International Value Fund.
The following tables reflect each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).
Fixed-Rate Investment Advisory Fee
The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2020
Janus Henderson Emerging Markets Fund	First $1 Billion	1.00
	Next $1 Billion	0.90
	Over $2 Billion	0.85	(1)0.54
Janus Henderson European Focus Fund	First $500 Million	1.00
	Next $1 Billion	0.90
	Next $1 Billion	0.85
	Over $2.5 Billion	0.80	(1)0.86
Janus Henderson Global Equity Income Fund	First $1 Billion	0.85
	Next $1 Billion	0.65
	Over $2 Billion	0.60	(1)0.67
Janus Henderson Global Life Sciences Fund	All Asset Levels	0.64	0.64
Janus Henderson Global Select Fund	All Asset Levels	0.64	(1)0.64
Janus Henderson Global Sustainable Equity Fund	First $2 Billion	0.75
	Over $2 Billion	0.70	(1)(2)0.00
Janus Henderson Global Technology and Innovation Fund	All Asset Levels	0.64	(1)0.64
Janus Henderson International Opportunities Fund	First $2 Billion	1.00
	Next $1 Billion	0.90
	Next $1 Billion	0.80
	Next $1 Billion	0.70
	Next $5 Billion	0.60
	Over $10 Billion	0.50	(1)0.85
Janus Henderson International Value Fund	All Asset Levels	0.80	(1)0.16

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on January 28, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waiver is reflected in the actual investment advisory fee rate shown.
(2)
For the fiscal year ended September 30, 2020, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund’s fee waiver exceeded the investment advisory fee.
Performance-Based Investment Advisory Fee
As reflected in the table below, Janus Henderson Global Research Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, Janus Henderson Overseas Fund, and Janus Henderson Asia Equity Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period. The second column in the table below shows each Fund’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Fund’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee
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rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year.
As an example, if a Fund outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Fund Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2020)
Janus Henderson Global Research Fund	0.60	± 6.00%	0.72	(1)0.72
Janus Henderson Global Real Estate Fund	0.75	± 4.00%	0.84	(1)0.84
Janus Henderson Global Value Fund	0.64	± 7.00%	0.41	0.41
Janus Henderson Overseas Fund	0.64	± 7.00%	0.69	(1)0.69
Janus Henderson Asia Equity Fund	0.92	± 7.00%	0.91	(1)0.13

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on January 28, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waiver and any applicable performance adjustment are reflected in the actual investment advisory fee rate shown.
For Janus Henderson Global Research Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, Janus Henderson Overseas Fund, and Janus Henderson Asia Equity Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:
Fund Name	Benchmark Index
Janus Henderson Global Research Fund	MSCI World Index(1)
Janus Henderson Global Real Estate Fund	FTSE EPRA Nareit Global Index
Janus Henderson Global Value Fund	MSCI World Index(1)
Janus Henderson Overseas Fund	MSCI All Country World ex-U.S. Index(1)
Janus Henderson Asia Equity Fund	MSCI All Country Asia ex-Japan Index(1)

(1)
The index includes reinvestment of dividends, net of foreign withholding taxes.
The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months.
No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable
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performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual report (for the period ending September 30) and semiannual report (for the period ending March 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, if applicable, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver for at least a one-year period commencing on January 28, 2021. In addition, for Class R Shares of Janus Henderson International Opportunities Fund, for at least a one-year period commencing on January 28, 2021, Janus Capital has agreed to reduce the administrative services
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fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Asia Equity Fund(1)	1.11
Janus Henderson Emerging Markets Fund	1.03
Janus Henderson European Focus Fund	0.96
Janus Henderson Global Equity Income Fund	0.84
Janus Henderson Global Real Estate Fund(1)	0.91
Janus Henderson Global Research Fund(1)	0.86
Janus Henderson Global Select Fund	0.87
Janus Henderson Global Sustainable Equity Fund(2)	0.85
Janus Henderson Global Technology and Innovation Fund	0.71
Janus Henderson International Opportunities Fund	0.88
Janus Henderson International Value Fund	0.86
Janus Henderson Overseas Fund(1)	0.87

(1)
The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.
(2)
For a period beginning with the Fund’s commencement of operations (June 25, 2020) and expiring on the third anniversary of the commencement of operations, or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Subadviser
Perkins Investment Management LLC (“Perkins”) serves as subadviser to Janus Henderson Global Value Fund and Janus Henderson International Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of Janus Henderson Global Value Fund’s and Janus Henderson International Value Fund’s portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns 100% of Perkins.

Investment personnel
Janus Henderson Asia Equity Fund

Co-Portfolio Managers Andrew Gillan and Mervyn Koh jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Andrew Gillan is Head of Asia (ex-Japan) Equities of Janus Henderson Investors. Mr. Gillan is Executive Vice President and Co-Portfolio Manager of Janus Henderson Asia Equity Fund, which he has co-managed since June 2017. He is a Portfolio Manager responsible for the Asia Equity and other Asian strategies, a position he has held since joining Henderson Global Investors Limited in 2014. Mr. Gillan is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Henderson Global Investors Limited, Mr. Gillan served as Senior Investment Manager at Aberdeen Asset Management from 2001 to 2013. Mr. Gillan holds a Master of Arts degree, with joint honors, in French and European History from the University of Edinburgh.
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Mervyn Koh , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Asia Equity Fund, which he has co-managed since June 2017. Mr. Koh is a Portfolio Manager on the Asia Equity strategy, a position he has held as part of the Janus Henderson team since 2017. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Henderson Global Investors Limited in 2015 as an associate investment manager, Mr. Koh was with Franklin Templeton Investments, where he held the title of vice president in the emerging markets group and was responsible for research in the Singapore and Indonesian equity market as well as for co-managing a South East Asia fund. Prior to joining Franklin Templeton, he held the role of investment analyst at Tokio Marine Asset Management International, where he was responsible for research in the India equity market and commodity-related stocks in South East Asia and Australia. Mr. Koh holds a graduate diploma in Financial Management from the Singapore Institute of Management and a Bachelor of Science degree in Mechanical Engineering (Hons) from the National University of Singapore. Mr. Koh holds the Chartered Financial Analyst designation.
Janus Henderson Emerging Markets Fund

Daniel J. Graña , CFA, is Executive Vice President and Portfolio Manager of Janus Henderson Emerging Markets Fund, which he has managed since September 2019. Mr. Graña is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in 2019, Mr. Graña served as a portfolio manager from 2003 to 2019, and as an analyst from 1999 to 2002 at Putnam Investment Management, LLC. He holds Bachelor of Science degrees in Economics and Political Science from the Massachusetts Institute of Technology and a Master of Management degree from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Graña holds the Chartered Financial Analyst designation.
Janus Henderson European Focus Fund

Robert Schramm-Fuchs is Fund Manager of European Equities of Janus Henderson Investors. He is Executive Vice President and Portfolio Manager of Janus Henderson European Focus Fund, which he has managed since March 2019. Mr. Schramm-Fuchs is also a Portfolio Manager of other Janus Henderson accounts. Prior to joining Henderson Global Investors Limited in 2014 as a European equity analyst, Mr. Schramm-Fuchs was with Macquarie’s global alternative energy and utilities research team from 2010 to 2014. He received a diploma in International Management from Friedrich-Schiller University of Jena.
Janus Henderson Global Equity Income Fund

Co-Portfolio Managers Alex Crooke, Job Curtis, and Ben Lofthouse are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the others.
Alex Crooke is Co-Head of Equities – EMEA and Asia Pacific of Janus Henderson Investors. Mr. Crooke is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since its inception. Mr. Crooke is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 1994. Mr. Crooke holds a Bachelor of Science (Hons) degree in Physics and Astrophysics from Manchester University and is an Associate Member of the Society of Investment Professionals (ASIP).
Job Curtis is Director of Global Equity Income of Janus Henderson Investors. Mr. Curtis is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since its inception. Mr. Curtis is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 1992. Mr. Curtis holds a Master of Arts degree from Oxford University and is an Associate Member of the Society of Investment Professionals (ASIP).
Ben Lofthouse , CFA, is Head of Global Equity Income of Janus Henderson Investors. Mr. Lofthouse is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since 2014. Mr. Lofthouse is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 2004. Mr. Lofthouse holds a Bachelor of Arts (Hons) degree in Business Economics from Exeter University. Mr. Lofthouse holds the Chartered Financial Analyst designation.
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Janus Henderson Global Life Sciences Fund

Andrew Acker , CFA, is Executive Vice President and Portfolio Manager of Janus Henderson Global Life Sciences Fund, which he has managed or co-managed since May 2007. Mr. Acker is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard University where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree with honors from Harvard Business School. Mr. Acker holds the Chartered Financial Analyst designation.
Janus Henderson Global Real Estate Fund

Co-Portfolio Managers Guy Barnard, Tim Gibson, and Greg Kuhl jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the others.
Guy Barnard , CFA, is Co-Head of Global Property Equities of Janus Henderson Investors. Mr. Barnard is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since June 2017. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Barnard joined Henderson Global Investors Limited in 2006 as an analyst and subsequently became a fund manager in 2008 and deputy head of Global Property Equities in 2012. He holds a first class Bachelor of Science (Hons) degree in Mathematics and Management from Loughborough University. Mr. Barnard holds the Chartered Financial Analyst designation.
Tim Gibson is Co-Head of Global Property Equities of Janus Henderson Investors. Mr. Gibson is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since June 2017. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Gibson joined Henderson Global Investors Limited in 2011 as a fund manager, based in Singapore. Mr. Gibson holds a Master of Arts (Hons) degree in Economics from St. Andrews University, Scotland, and received the Robert Trent Jones Scholarship to the University of Western Ontario, Canada.
Greg Kuhl , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since March 2019. Mr. Kuhl is also Portfolio Manager of another Janus Henderson account. He joined Henderson Global Investors Limited in 2015 as a fund manager. Prior to joining Henderson Global Investors Limited, Mr. Kuhl was Vice President, Global REITs at Brookfield Investment Management from 2011 to 2015, where he was a senior analyst for global long-only and global long/short strategies focused on property equities across North America, Europe, and Asia. Mr. Kuhl holds a Bachelor of Business Administration degree in Finance with a concentration in Psychology from the University of Notre Dame. Mr. Kuhl holds the Chartered Financial Analyst designation.
Janus Henderson Global Research Fund

The Central Research Team selects investments for Janus Henderson Global Research Fund and has done so since March 2013. The Central Research Team consists of Janus Capital’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is Janus Capital’s Director of Centralized Equity Research. Mr. Peron is primarily responsible for the day-to-day operations of the Fund. He leads the Portfolio Oversight Team that reviews the Fund’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in April 2020, Mr. Peron was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Janus Henderson Global Select Fund

Co-Portfolio Managers George P. Maris, Julian McManus, and Garth Yettick are responsible for the day-to-day management of the Fund. Mr. Maris, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
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George P. Maris , CFA, is Co-Head of Equities – Americas of Janus Henderson Investors. Mr. Maris is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Select Fund, which he has managed or co-managed since August 2012. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Maris joined Janus Capital in March 2011. He holds a Bachelor of Arts degree in Economics from Swarthmore College, a Juris Doctor from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. Mr. Maris holds the Chartered Financial Analyst designation.
Julian McManus is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Select Fund, which he has co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in December 2004. Mr. McManus holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Garth Yettick , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Select Fund, which he has co-managed since January 2018. Mr. Yettick is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in October 1997. Mr. Yettick holds a Bachelor of Arts degree in Computer Science and Mathematics from Harvard University, where he graduated magna cum laude and Phi Beta Kappa. Mr. Yettick holds the Chartered Financial Analyst designation.
Janus Henderson Global Sustainable Equity Fund

Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Hamish Chamberlayne , CFA, is Head of Global Sustainable Equities of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Sustainable Equity Fund, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Henderson Global Investors Limited in 2011, Mr. Chamberlayne served as an equity analyst with the global equity team at Gartmore and subsequently served as a senior auditor at PricewaterhouseCoopers LLP. He holds a Master’s degree in Chemistry from New College, Oxford University. Mr. Chamberlayne holds the Chartered Financial Analyst designation.
Aaron Scully , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Sustainable Equity Fund, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Scully joined Janus Capital in 2001 as a corporate financial analyst and subsequently became a research associate in 2004, a junior equity analyst in 2007, and an assistant portfolio manager in 2017. He holds a Bachelor of Science degree in Finance from Indiana University. Mr. Scully holds the Chartered Financial Analyst designation.
Janus Henderson Global Technology and Innovation Fund

Denny Fish is Executive Vice President and Portfolio Manager of Janus Henderson Global Technology and Innovation Fund, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He initially joined Janus Capital in 2007 as a research analyst and left in 2014. Mr. Fish re-joined Janus Capital in January 2016. From April 2014 to December 2015, Mr. Fish was an investment analyst and co-portfolio manager at RS Investments. Mr. Fish holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Arts degree from the University of Southern California Marshall School.
Janus Henderson Global Value Fund

Co-Portfolio Managers Gregory R. Kolb and George Maglares jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Gregory R. Kolb , CFA, is Chief Investment Officer of Perkins since 2015. Mr. Kolb is Co-Portfolio Manager of Janus Henderson Global Value Fund, which he has managed or co-managed since May 2005. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Perkins, Mr. Kolb was Executive Vice President and Portfolio Manager from 2005 to July 2010 at Janus Capital. Mr. Kolb holds a Bachelor of Science degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude. Mr. Kolb holds the Chartered Financial Analyst designation.
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George Maglares is Co-Portfolio Manager of Janus Henderson Global Value Fund, which he has co-managed since July 2016. Mr. Maglares is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Perkins in September 2013 as a research analyst. Prior to joining Perkins, Mr. Maglares was a senior analyst with RoundKeep Capital Advisors from 2010 to 2012. Mr. Maglares holds a Bachelor of Arts degree in Ethics, Politics and Economics from Yale University and a Master of Business Administration degree from the University of Chicago Booth School of Business.
Janus Henderson International Opportunities Fund

The Fund’s sleeve portfolio managers (overseen by Portfolio Managers Dean Cheeseman and Paul O’Connor) select investments for Janus Henderson International Opportunities Fund, and have done so since 2001. Mr. Cheeseman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Equity Security Selection Oversight – Dean Cheeseman is Executive Vice President and Lead Portfolio Manager of Janus Henderson International Opportunities Fund. He oversees equity security selection by the portfolio managers of the Fund’s sleeve portfolios and asset allocation among the sleeve portfolio managers. Mr. Cheeseman has been a member of the Fund’s portfolio management team since March 2019. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Henderson Investors in 2017, Mr. Cheeseman served as a Portfolio Manager and member of the Asset Allocation Committee at Mercer Partners from 2011 to 2017. Mr. Cheeseman holds a Bachelor of Arts (Hons) degree in Financial Services from Nottingham Trent University.
Asset Allocation Strategist – Paul O’Connor is Head of Multi-Asset of Janus Henderson Investors. Mr. O’Connor is Executive Vice President and Portfolio Manager of Janus Henderson International Opportunities Fund and he supports Mr. Cheeseman in the asset allocation of the Fund. He has been a member of the Fund’s portfolio management team since April 2016. Mr. O’Connor is also Portfolio Manager for other Janus Henderson accounts. Prior to joining Henderson Global Investors Limited in 2013, Mr. O’Connor served as Head of Asset Allocation at Mercer Partners from 2011 to 2013. Mr. O’Connor holds a first class Bachelor of Arts (Hons) degree in Economics and a Master of Science degree in Economics from the London School of Economics.
Janus Henderson International Value Fund

Co-Portfolio Managers Gregory R. Kolb and George Maglares jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Gregory R. Kolb , CFA, is Chief Investment Officer of Perkins since 2015. Mr. Kolb is Co-Portfolio Manager of Janus Henderson International Value Fund, which he has co-managed since April 2013. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Perkins, Mr. Kolb was Executive Vice President and Portfolio Manager from 2005 to July 2010 at Janus Capital. Mr. Kolb holds a Bachelor of Science degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude. Mr. Kolb holds the Chartered Financial Analyst designation.
George Maglares is Co-Portfolio Manager of Janus Henderson International Value Fund, which he has co-managed since July 2016. Mr. Maglares is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Perkins in September 2013 as a research analyst. Prior to joining Perkins, Mr. Maglares was a senior analyst with RoundKeep Capital Advisors from 2010 to 2012. Mr. Maglares holds a Bachelor of Arts degree in Ethics, Politics and Economics from Yale University and a Master of Business Administration degree from the University of Chicago Booth School of Business.
Janus Henderson Overseas Fund

Co-Portfolio Managers George P. Maris, Julian McManus, and Garth Yettick are responsible for the day-to-day management of the Fund. Mr. Maris, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
George P. Maris , CFA, is Co-Head of Equities - Americas of Janus Henderson Investors. Mr. Maris is Executive Vice President and Co-Portfolio Manager of Janus Henderson Overseas Fund, which he has managed or co-managed since January 2016. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Maris joined Janus Capital in March 2011. He holds a Bachelor of Arts degree in Economics from Swarthmore College, a Juris Doctor from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. Mr. Maris holds the Chartered Financial Analyst designation.
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Julian McManus is Executive Vice President and Co-Portfolio Manager of Janus Henderson Overseas Fund, which he has co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in December 2004. Mr. McManus holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Garth Yettick, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Overseas Fund, which he has co-managed since January 2018. Mr. Yettick is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in October 1997. Mr. Yettick holds a Bachelor of Arts degree in Computer Science and Mathematics from Harvard University, where he graduated magna cum laude and Phi Beta Kappa. Mr. Yettick holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ and/or investment personnel’s compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital and Perkins each manage other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses and in the “Shares of the Trust” section of the SAI.

LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE Funds
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Global Equity Income Fund and Janus Henderson Global Real Estate Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-advantaged account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment
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income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”). Please note that you may receive account tax information from Janus Henderson Global Real Estate Fund at the end of February of each year. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund’s distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund’s distributions and increasing the capital gains and/or return of capital components.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with a Fund) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with a Fund in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax
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credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If a Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Fundsoffer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. In addition, Class A Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, certain self-directed brokerage platforms where the financial intermediary is the broker of record, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholder’s Guide for additional details.
Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares. Other share classes described in this Prospectus as eligible for investment by retirement plans are unaffected by this closure.
Class C Shares currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares. For more information, please refer to “Conversion of Class C Shares to Class A Shares.”
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares may also be available to retail investors purchasing in qualified or nonqualified accounts where such accounts are held through an omnibus account at your broker or financial intermediary. For more information please refer to Appendix A which accompanies this Prospectus. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. In addition to these fees and expenses paid by Class I Shares, your broker or financial intermediary may impose a commission or other sales charge on purchases. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health
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savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Funds, Janus Capital or its affiliates. Your broker or financial intermediary may impose a commission or other sales charge on purchases of Class N Shares. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by Janus Henderson Distributors including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. Class R Shares pay up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of the plan or plan participants.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with a Fund, please contact a Janus Henderson representative at 1-800-333-1181.

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class I Shares or Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received by the Funds, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the Funds are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to
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reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares are offered by this Prospectus. The Fundsoffer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•
how much you plan to invest;
•
how long you expect to own the shares;
•
the expenses paid by each class; and
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•
for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500(2)
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares(4)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries(4)
Minimum initial investment
• institutional investors (investing directly with a Fund)	$1,000,000
• through an intermediary institution	$2,500(3)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
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Class N Shares(4)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries(4)
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500(5)
• Institutional investors (investing directly with a Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class R Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.50% annual distribution/service fee
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)
May be waived under certain circumstances.
(2)
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to this minimum. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
(3)
Exceptions to this minimum may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
(4)
In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.
(5)
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares, Class S Shares, and Class R Shares (each a “Plan”) and Class C Shares
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(the “Class C Plan”), each Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00%(1)
Class S Shares	0.25%
Class R Shares	0.50%

(1)
Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares, Class R Shares, and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares, Class R Shares, and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for
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providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive
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such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares and Class N Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
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In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors (including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments) who established Class I Share accounts before August 4, 2017 and invest directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum. For institutional investors investing directly with a Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans, including health savings accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class R Shares
There is no investment minimum for investors in a defined contribution plan. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums. For all other account types, the minimum investment is $2,500.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
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Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price (1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)
Offering Price includes the initial sales charge.
(2)
A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
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1.00% on amounts of $1,000,000 but under $4,000,000;
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0.50% on amounts of $4,000,000 but under $10,000,000;
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0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their family members): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. A “family member” includes, but is not necessarily limited to (based on the reasonable discretion of Janus Capital), a qualifying person’s sibling, spouse or domestic partner, lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), lineal descendant (son, daughter, step-son, step-daughter, grandson, granddaughter, great-grandson, great-granddaughter) or any sibling, spouse or domestic partner of a family member who is a lineal descendant or ascendant of a qualifying person. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; (ii) investors purchasing Class A Shares through a financial intermediary’s self-directed brokerage platform where the financial intermediary is the broker of record; and (iii) investors purchasing Class A Shares through fee-based broker-dealers or
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financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. Adviser-assisted, employer-sponsored defined contribution plans include, for example, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans. For purposes of qualifying for a waiver of the initial sales charge, the following retirement accounts are not eligible: 403(b) custodial accounts where shares are held on behalf of the individual, and not on behalf of the plan or plan trust, SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation.   You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.   You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. Investments made prior to the signing date are not aggregated with, and are not eligible to be included toward, the investment goal.
You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Capital appreciation, capital gains, and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.   To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
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trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
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solely controlled business accounts; and
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single participant retirement plans.
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To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Conversion of Class C Shares to Class A Shares
The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased.
For Class C Shares held in omnibus accounts on intermediary platforms, the Funds will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.
It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.

Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-advantaged accounts).
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You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
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You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
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•
You must meet the minimum investment amount for each fund.
•
The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•
Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
Class C Shares are closed to investments by new employer-sponsored retirement plans, and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.
•
Your Class C Shares that have been held for eight years will automatically convert to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month in which the eighth anniversary of the date of purchase occurs. For more information refer to “Conversion of Class C Shares to Class A Shares.”
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to an initial sales charge. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or an automatic conversion after eight years, or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within two business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility
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requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to
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Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
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Upon the death or disability of an account owner;
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Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
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Retirement plan shareholders taking required minimum distributions;
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The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
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The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•
If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
For each redemption of Class A Shares, you have a one-time right to reinvest the proceeds of such redemption into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
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exchange limitations as described under “Exchanges”;
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trade monitoring; and
•
fair valuation of securities as described under “Pricing of Fund Shares”.
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
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The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

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Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
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Full Holdings.   A schedule of each Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Fund at janushenderson.com/info. A complete schedule of each Fund’s portfolio holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. Each Fund’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, each Fund’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
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Top Holdings.   Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag.
•
Other Information.   Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Funds’ Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.

Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Funds’ fiscal year ends September 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has
157 | Janus Investment Fund

jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
158 | Janus Investment Fund

Supplemental performance information - Janus Henderson Global Sustainable Equity Fund

Because Janus Capital, together with its affiliates (collectively referred to as “Janus Henderson Investors”), manages other accounts in a substantially similar manner to the way in which Janus Capital expects to manage the Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The following table provides historical performance information for the Janus Henderson Global Sustainable Equity Composite (the “Composite”), a composite of all accounts managed by Janus Henderson Investors with substantially similar investment objectives, policies, and investment strategies as the Fund. The Composite was obtained from the records maintained by Janus Henderson Investors. The following presentation shows the Composite performance gross of fees and also as adjusted to reflect the estimated annualized net expenses of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares of the Fund, which include the effect of fee waivers and/or expense reimbursements, as applicable. As of December 31, 2020, the Composite consisted of two non-U.S. pooled investment vehicles and one U.S. pooled investment vehicle. The MSCI World IndexSM (net of foreign withholding taxes) is the benchmark for the Fund and the MSCI World Index (gross of foreign withholding taxes) is the benchmark for the Composite.
Please note that the Composite does not represent the performance of the Fund. The Composite performance should not be considered a substitute for the Fund’s performance, and the Composite performance is not necessarily an indication of the Fund’s future performance.
Certain accounts included in the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940, as amended, and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of these accounts. Accordingly, performance of the Fund may differ from accounts comprising the Composite due to such differences.
The Composite is calculated differently than the method used for calculating Fund performance pursuant to Securities and Exchange Commission guidelines. Composite returns are net of transaction costs and gross of non-reclaimable withholding taxes. The gross performance results presented do not reflect the deduction of investment advisory fees. Returns will be reduced by such advisory fees and other expenses. The Composite is asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. The Composite is valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. The base currency of the Composite is British Pounds and has been converted to U.S. dollars for purposes of this presentation. Composite results include all actual fee paying, discretionary portfolios with substantially similar investment objectives, policies, and investment strategies as the Fund including those clients no longer with Janus Henderson Investors. Accounts are included in the Composite beginning with the first full month of performance to the present or to the cessation of the client’s relationship with Janus Henderson Investors. Terminated accounts are included through the last full month in which they were fully invested. No alterations of the Composite have occurred due to changes in personnel.
Average Annual Total Returns for periods ended December 31, 2020
	1 Year	3 Years	5 Years	10 Years
Janus Henderson Global Sustainable Equity Composite	38.43%	19.62%	18.23%	13.06%
MSCI World Index SM(1) (reflects no deduction for expenses, fees, or taxes)	16.50%	11.15%	12.82%	10.48%
Composite Adjusted to Reflect Estimated Annualized Fees and Expenses of Class A Shares(2)	29.19%	16.07%	15.34%	11.11%
Composite Adjusted to Reflect Estimated Annualized Fees and Expenses of Class C Shares (3)	34.82%	17.33%	15.98%	10.89%
Composite Adjusted to Reflect Estimated Annualized Fees and Expenses of Class S Shares	36.62%	18.03%	16.67%	11.56%
Composite Adjusted to Reflect Estimated Annualized Fees and Expenses of Class I Shares	37.21%	18.55%	17.17%	12.04%
Composite Adjusted to Reflect Estimated Annualized Fees and Expenses of Class N Shares	37.27%	18.60%	17.23%	12.10%
Composite Adjusted to Reflect Estimated Annualized Fees and Expenses of Class R Shares	36.28%	17.74%	16.38%	11.28%
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	1 Year	3 Years	5 Years	10 Years
Composite Adjusted to Reflect Estimated Annualized Fees and Expenses of Class T Shares	36.95%	18.32%	16.95%	11.83%
MSCI World Index SM(1) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	10.54%	12.19%	9.87%

(1)
The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
160 | Janus Investment Fund

Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Funds for the fiscal periods ended September 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI. The information for the Predecessor Funds for the fiscal years ended on or prior to July 31, 2016, has been audited by the auditor to such Predecessor Funds.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Asia Equity Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.39	$11.42	$11.45	$9.42	$8.31
Income from investment operations:
Net investment income/(loss)(1)	0.01	0.10	0.07	0.02	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.67	(0.27)	0.22	2.12	1.44
Total from investment operations	1.68	(0.17)	0.29	2.14	1.49
Less distributions:
Dividends from net investment income	(0.07)	(0.02)	(0.05)	(0.11)	—
Distributions from capital gains	—	(0.84)	(0.27)	—	(0.38)
Total distributions	(0.07)	(0.86)	(0.32)	(0.11)	(0.38)
Net asset value, end of period	$12.00	$10.39	$11.42	$11.45	$9.42
Total return(2)	16.20%	(0.69)%	2.48%	23.10%	18.58%
Net assets, end of period (in thousands)	$951	$822	$816	$366	$253
Average net assets for the period (in thousands)	$901	$822	$954	$293	$333
Ratio of gross expenses to average net assets	2.44%	2.72%	2.08%	2.49%	3.51%
Ratio of net expenses to average net assets	1.43%	1.49%	1.53%	1.63%	1.56%
Ratio of net investment income/(loss) to average net assets	0.14%	0.95%	0.60%	0.17%	0.64%
Portfolio turnover rate	53%	34%	41%	120%	59%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Asia Equity Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.23	$11.30	$11.36	$9.34	$8.29
Income from investment operations:
Net investment income/(loss)(1)	(0.07)	(0.03)	(0.01)	(0.04)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.63	(0.20)	0.22	2.10	1.42
Total from investment operations	1.56	(0.23)	0.21	2.06	1.43
Less distributions:
Dividends from net investment income	—	—	—	(0.04)	—
Distributions from capital gains	—	(0.84)	(0.27)	—	(0.38)
Total distributions	—	(0.84)	(0.27)	(0.04)	(0.38)
Net asset value, end of period	$11.79	$10.23	$11.30	$11.36	$9.34
Total return(2)	15.25%	(1.28)%	1.80%	22.17%	17.87%
Net assets, end of period (in thousands)	$506	$535	$1,244	$957	$413
Average net assets for the period (in thousands)	$482	$746	$1,233	$519	$381
Ratio of gross expenses to average net assets	3.50%	3.35%	2.78%	3.09%	4.23%
Ratio of net expenses to average net assets	2.20%	2.07%	2.25%	2.33%	2.25%
Ratio of net investment income/(loss) to average net assets	(0.66)%	(0.28)%	(0.04)%	(0.42)%	0.10%
Portfolio turnover rate	53%	34%	41%	120%	59%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Asia Equity Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.41	$11.45	$11.48	$9.43	$8.32
Income from investment operations:
Net investment income/(loss)(1)	0.01	0.09	0.06	0.01	0.07
Net gain/(loss) on investments (both realized and unrealized)	1.66	(0.25)	0.22	2.14	1.42
Total from investment operations	1.67	(0.16)	0.28	2.15	1.49
Less distributions:
Dividends from net investment income	(0.08)	(0.04)	(0.04)	(0.10)	—
Distributions from capital gains	—	(0.84)	(0.27)	—	(0.38)
Total distributions	(0.08)	(0.88)	(0.31)	(0.10)	(0.38)
Net asset value, end of period	$12.00	$10.41	$11.45	$11.48	$9.43
Total return(2)	16.13%	(0.55)%	2.37%	23.07%	18.56%
Net assets, end of period (in thousands)	$566	$481	$484	$472	$368
Average net assets for the period (in thousands)	$502	$467	$501	$413	$329
Ratio of gross expenses to average net assets	2.85%	2.98%	2.36%	2.64%	3.67%
Ratio of net expenses to average net assets	1.47%	1.34%	1.58%	1.66%	1.56%
Ratio of net investment income/(loss) to average net assets	0.11%	0.91%	0.52%	0.15%	0.83%
Portfolio turnover rate	53%	34%	41%	120%	59%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Asia Equity Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.54	$11.45	$11.56	$9.51	$8.37
Income from investment operations:
Net investment income/(loss)(1)	—(2)	0.13	(0.03)	0.11	0.10
Net gain/(loss) on investments (both realized and unrealized)	1.74	(0.17)	0.26	2.07	1.44
Total from investment operations	1.74	(0.04)	0.23	2.18	1.54
Less distributions:
Dividends from net investment income	(0.09)	(0.03)	(0.07)	(0.13)	(0.02)
Distributions from capital gains	—	(0.84)	(0.27)	—	(0.38)
Total distributions	(0.09)	(0.87)	(0.34)	(0.13)	(0.40)
Net asset value, end of period	$12.19	$10.54	$11.45	$11.56	$9.51
Total return(3)	16.62%	0.45%	1.90%	23.39%	19.09%
Net assets, end of period (in thousands)	$692	$1,406	$1,029	$12,675	$2,665
Average net assets for the period (in thousands)	$1,061	$1,208	$5,848	$7,408	$2,528
Ratio of gross expenses to average net assets	2.07%	2.32%	1.44%	2.00%	3.19%
Ratio of net expenses to average net assets	1.15%	1.21%	1.26%	1.32%	1.21%
Ratio of net investment income/(loss) to average net assets	0.02%	1.28%	(0.25)%	1.01%	1.14%
Portfolio turnover rate	53%	34%	41%	120%	59%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Asia Equity Fund – Class N
	Years or Period ended September 30
	2020	2019	2018(1)
Net asset value, beginning of period	$10.52	$11.56	$12.73
Income from investment operations:
Net investment income/(loss)(2)	0.06	0.11	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.69	(0.26)	(1.33)
Total from investment operations	1.75	(0.15)	(1.17)
Less distributions:
Dividends from net investment income	(0.10)	(0.05)	—
Dividends from capital gains	—	(0.84)	—
Total distributions	(0.10)	(0.89)	—
Net asset value, end of period	$12.17	$10.52	$11.56
Total return(3)	16.69%	(0.51)%	(9.19)%
Net assets, end of period (in thousands)	$12,809	$8,886	$8,501
Average Net Assets for the Period (in thousands)	$11,337	$7,989	$7,978
Ratio of gross expenses to average net assets(4)	1.80%	2.05%	1.75%
Ratio of net expenses to average net assets(4)	1.10%	1.17%	1.13%
Ratio of net investment income/(loss) to average net assets(4)	0.51%	1.08%	1.96%
Portfolio turnover rate	53%	34%	41%

(1)
Period January 26, 2018 (commencement of Class N Shares) through September 30, 2018.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
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Janus Henderson Asia Equity Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.41	$11.37	$11.42	$9.36	$8.25
Income from investment operations:
Net investment income/(loss)(1)	0.03	0.10	0.06	0.06	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.67	(0.21)	0.20	2.08	1.46
Total from investment operations	1.70	(0.11)	0.26	2.14	1.50
Less distributions:
Dividends from net investment income	(0.08)	(0.01)	(0.04)	(0.08)	(0.01)
Distributions from capital gains	—	(0.84)	(0.27)	—	(0.38)
Total distributions	(0.08)	(0.85)	(0.31)	(0.08)	(0.39)
Net asset value, end of period	$12.03	$10.41	$11.37	$11.42	$9.36
Total return(2)	16.37%	(0.14)%	2.27%	23.18%	18.88%
Net assets, end of period (in thousands)	$1,641	$1,310	$1,032	$2,937	$230
Average net assets for the period (in thousands)	$1,340	$1,210	$2,799	$756	$332
Ratio of gross expenses to average net assets	2.27%	2.53%	1.81%	2.14%	3.41%
Ratio of net expenses to average net assets	1.35%	1.40%	1.41%	1.55%	1.44%
Ratio of net investment income/(loss) to average net assets	0.26%	0.98%	0.54%	0.55%	0.47%
Portfolio turnover rate	53%	34%	41%	120%	59%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Emerging Markets Fund – Class A
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$8.72	$9.48	$10.36	$10.19	$9.10	$8.60
Income from investment operations:
Net investment income/(loss)(2)	0.02	0.10	0.10	0.04	0.10	0.13
Net gain/(loss) on investments (both realized and unrealized)	1.40	(0.55)	(0.67)	0.13	1.05	0.39
Total from investment operations	1.42	(0.45)	(0.57)	0.17	1.15	0.52
Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.10)	—	(0.06)	(0.02)
Distributions from capital gains	—	(0.18)	(0.21)	—	—	—
Total distributions	(0.12)	(0.31)	(0.31)	—	(0.06)	(0.02)
Net asset value, end of period	$10.02	$8.72	$9.48	$10.36	$10.19	$9.10
Total return(3)	16.32%	(4.66)%(4)	(5.80)%	1.67%	12.80%	6.07%
Net assets, end of period (in thousands)	$4,000	$4,859	$15,771	$15,562	$15,124	$6,510
Average net assets for the period (in thousands)	$4,394	$8,932	$16,103	$15,471	$12,523	$5,958
Ratio of gross expenses to average net assets(5)	1.87%	1.65%	1.51%	1.75%	1.76%	2.36%(6)
Ratio of net expenses to average net assets(5)	1.37%	1.30%	1.33%	1.46%	1.54%	1.79%
Ratio of net investment income/(loss) to average net assets(5)	0.27%	1.11%	0.93%	2.18%	1.05%	1.64%
Portfolio turnover rate	110%	68%	26%	2%	32%	86%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Total return without the effect of affiliated payments would have been (4.89)%.
(5)
Annualized for periods of less than one full year.
(6)
The Ratio of Gross Expenses includes a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.
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Janus Henderson Emerging Markets Fund – Class C
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$8.42	$9.12	$9.98	$9.83	$8.79	$8.35
Income from investment operations:
Net investment income/(loss)(2)	(0.04)	0.05	0.01	0.02	0.03	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.35	(0.55)	(0.65)	0.13	1.02	0.38
Total from investment operations	1.31	(0.50)	(0.64)	0.15	1.05	0.44
Less distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.01)	—	(0.01)	—
Distributions from capital gains	—	(0.18)	(0.21)	—	—	—
Total distributions	(0.04)	(0.20)	(0.22)	—	(0.01)	—
Net asset value, end of period	$9.69	$8.42	$9.12	$9.98	$9.83	$8.79
Total return(3)	15.56%	(5.38)%(4)	(6.59)%	1.53%	12.03%	5.27%
Net assets, end of period (in thousands)	$2,573	$3,432	$5,985	$9,017	$8,530	$3,553
Average net assets for the period (in thousands)	$2,927	$4,604	$8,442	$8,877	$6,219	$3,028
Ratio of gross expenses to average net assets(5)	2.61%	2.54%	2.26%	2.65%	2.53%	3.16%(6)
Ratio of net expenses to average net assets(5)	2.09%	2.11%	2.07%	2.35%	2.29%	2.54%
Ratio of net investment income/(loss) to average net assets(5)	(0.44)%	0.56%	0.11%	1.29%	0.37%	0.70%
Portfolio turnover rate	110%	68%	26%	2%	32%	86%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Total return without the effect of affiliated payments would have been (5.61)%.
(5)
Annualized for periods of less than one full year.
(6)
The Ratio of Gross Expenses includes a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.
168 | Janus Investment Fund

Janus Henderson Emerging Markets Fund – Class S
	Years or Period ended September 30				Period ended July 31 2017(2)
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$8.81	$9.51	$10.41	$10.23	$10.05
Income from investment operations:
Net investment income/(loss)(3)	0.02	0.08	0.13	0.04	0.07
Net gain/(loss) on investments (both realized and unrealized)	1.41	(0.52)	(0.73)	0.14	0.11
Total from investment operations	1.43	(0.44)	(0.60)	0.18	0.18
Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.09)	—	—
Distributions from capital gains	—	(0.18)	(0.21)	—	—
Total distributions	(0.07)	(0.26)	(0.30)	—	—
Net asset value, end of period	$10.17	$8.81	$9.51	$10.41	$10.23
Total return(4)	16.26%	(4.49)%(5)	(5.98)%	1.76%	1.79%
Net assets, end of period (in thousands)	$95	$77	$1,753	$316	$304
Average net assets for the period (in thousands)	$79	$488	$1,189	$311	$266
Ratio of gross expenses to average net assets(6)	5.74%	2.25%	1.85%	1.91%	1.69%
Ratio of net expenses to average net assets(6)	1.46%	1.18%	1.47%	1.51%	1.59%
Ratio of net investment income/(loss) to average net assets(6)	0.27%	0.89%	1.28%	2.11%	4.51%
Portfolio turnover rate	110%	68%	26%	2%	32%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class S Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Total return without the effect of affiliated payments would have been (4.72)%.
(6)
Annualized for periods of less than one full year.
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Janus Henderson Emerging Markets Fund – Class I
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$8.78	$9.52	$10.42	$10.24	$9.13	$8.63
Income from investment operations:
Net investment income/(loss)(2)	0.05	0.14	0.12	0.04	0.15	0.13
Net gain/(loss) on investments (both realized and unrealized)	1.41	(0.57)	(0.69)	0.14	1.03	0.42
Total from investment operations	1.46	(0.43)	(0.57)	0.18	1.18	0.55
Less distributions:
Dividends from net investment income	(0.17)	(0.13)	(0.12)	—	(0.07)	(0.05)
Distributions from capital gains	—	(0.18)	(0.21)	—	—	—
Total distributions	(0.17)	(0.31)	(0.33)	—	(0.07)	(0.05)
Net asset value, end of period	$10.07	$8.78	$9.52	$10.42	$10.24	$9.13
Total return(3)	16.68%	(4.38)%(4)	(5.72)%	1.76%	13.15%	6.41%
Net assets, end of period (in thousands)	$19,939	$34,499	$107,276	$112,952	$107,513	$36,815
Average net assets for the period (in thousands)	$25,327	$71,330	$119,036	$110,859	$62,396	$21,242
Ratio of gross expenses to average net assets(5)	1.54%	1.45%	1.26%	1.49%	1.46%	2.09%(6)
Ratio of net expenses to average net assets(5)	1.11%	1.13%	1.09%	1.20%	1.27%	1.54%
Ratio of net investment income/(loss) to average net assets(5)	0.50%	1.49%	1.17%	2.42%	1.63%	1.52%
Portfolio turnover rate	110%	68%	26%	2%	32%	86%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Total return without the effect of affiliated payments would have been (4.61)%.
(5)
Annualized for periods of less than one full year.
(6)
The Ratio of Gross Expenses includes a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.
170 | Janus Investment Fund

Janus Henderson Emerging Markets Fund – Class N
	Years or Period ended September 30				Year or Period ended July 31
	2020	2019	2018	2017(1)	2017	2016(2)
Net asset value, beginning of period	$8.79	$9.53	$10.42	$10.24	$9.13	$8.06
Income from investment operations:
Net investment income/(loss)(3)	0.06	0.15	0.12	0.05	0.40	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.40	(0.57)	(0.68)	0.13	0.79	1.06
Total from investment operations	1.46	(0.42)	(0.56)	0.18	1.19	1.12
Less distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.12)	—	(0.08)	(0.05)
Distributions from capital gains	—	(0.18)	(0.21)	—	—	—
Total distributions	(0.16)	(0.32)	(0.33)	—	(0.08)	(0.05)
Net asset value, end of period	$10.09	$8.79	$9.53	$10.42	$10.24	$9.13
Total return(4)	16.74%	(4.33)%(5)	(5.63)%	1.76%	13.17%	13.92%
Net assets, end of period (in thousands)	$35,207	$16,531	$25,134	$41,206	$40,785	$318
Average net assets for the period (in thousands)	$30,308	$21,520	$29,832	$41,394	$6,417	$282
Ratio of gross expenses to average net assets(6)	1.48%	1.41%	1.20%	1.35%	1.32%	2.17%(7)
Ratio of net expenses to average net assets(6)	1.03%	1.03%	1.03%	1.05%	1.24%	1.54%
Ratio of net investment income/(loss) to average net assets(6)	0.68%	1.65%	1.15%	2.59%	4.20%	1.07%
Portfolio turnover rate	110%	68%	26%	2%	32%	86%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period November 30, 2015 (commencement of Class N Shares (formerly named Class R6 Shares)) through July 31, 2016.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Total return without the effect of affiliated payments would have been (4.56)%.
(6)
Annualized for periods of less than one full year.
(7)
The Ratio of Gross Expenses includes a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.
171 | Janus Investment Fund

Janus Henderson Emerging Markets Fund – Class T
	Years or Period ended September 30				Period ended July 31 2017(2)
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$8.78	$9.52	$10.42	$10.24	$10.05
Income from investment operations:
Net investment income/(loss)(3)	0.04	0.13	0.10	0.04	0.08
Net gain/(loss) on investments (both realized and unrealized)	1.40	(0.57)	(0.68)	0.14	0.11
Total from investment operations	1.44	(0.44)	(0.58)	0.18	0.19
Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.11)	—	—
Distributions from capital gains	—	(0.18)	(0.21)	—	—
Total distributions	(0.14)	(0.30)	(0.32)	—	—
Net asset value, end of period	$10.08	$8.78	$9.52	$10.42	$10.24
Total return(4)	16.43%	(4.56)% (5)	(5.86)%	1.76%	1.89%
Net assets, end of period (in thousands)	$2,444	$3,008	$4,862	$7,770	$7,629
Average net assets for the period (in thousands)	$2,477	$4,046	$7,275	$7,786	$6,024
Ratio of gross expenses to average net assets(6)	1.82%	1.73%	1.45%	1.62%	1.42%
Ratio of net expenses to average net assets(6)	1.28%	1.27%	1.26%	1.30%	1.38%
Ratio of net investment income/(loss) to average net assets(6)	0.40%	1.41%	0.93%	2.34%	5.01%
Portfolio turnover rate	110%	68%	26%	2%	32%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class T Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Total return without the effect of affiliated payments would have been (4.79)%.
(6)
Annualized for periods of less than one full year.
172 | Janus Investment Fund

Janus Henderson European Focus Fund – Class A
	Years or Period Ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$27.21	$31.73	$35.02	$34.22	$32.17	$36.91
Income from investment operations:
Net investment income/(loss)(2)	0.11	0.41	0.46	0.13	0.34	0.44
Net gain/(loss) on investments (both realized and unrealized)	7.22	(3.91)	(3.16)	0.67	2.50	(4.94)
Total from investment operations	7.33	(3.50)	(2.70)	0.80	2.84	(4.50)
Less distributions:
Dividends from net investment income	(0.31)	(1.02)	(0.59)	—	(0.79)	(0.24)
Total distributions	(0.31)	(1.02)	(0.59)	—	(0.79)	(0.24)
Net asset value, end of period	$34.23	$27.21	$31.73	$35.02	$34.22	$32.17
Total return(3)	27.04%	(10.61)%	(7.84)%	2.34%	9.15%	(12.22)%
Net assets, end of period (in thousands)	$116,047	$112,110	$176,690	$273,184	$274,588	$560,452
Average net assets for the period (in thousands)	$109,879	$135,260	$227,911	$268,061	$381,753	$810,537
Ratio of gross expenses to average net assets(4)	1.45%	1.46%	1.31%	1.35%	1.33%	1.28%
Ratio of net expenses to average net assets(4)	1.31%	1.32%	1.30%	1.35%	1.33%	1.28%
Ratio of net investment income/(loss) to average net assets(4)	0.38%	1.49%	1.37%	2.29%	1.06%	1.35%
Portfolio turnover rate	160%	145%	82%	6%	57%	62%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
173 | Janus Investment Fund

Janus Henderson European Focus Fund – Class C
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$25.69	$29.66	$32.68	$31.98	$30.06	$34.57
Income from investment operations:
Net investment income/(loss)(2)	(0.11)	0.16	0.21	0.08	0.11	0.22
Net gain/(loss) on investments (both realized and unrealized)	6.82	(3.57)	(2.97)	0.62	2.32	(4.69)
Total from investment operations	6.71	(3.41)	(2.76)	0.70	2.43	(4.47)
Less distributions:
Dividends from net investment income	—	(0.56)	(0.26)	—	(0.51)	(0.04)
Total distributions	—	(0.56)	(0.26)	—	(0.51)	(0.04)
Net asset value, end of period	$32.40	$25.69	$29.66	$32.68	$31.98	$30.06
Total return(3)	26.12%	(11.26)%	(8.51)%	2.19%	8.32%	(12.94)%
Net assets, end of period (in thousands)	$29,652	$43,110	$118,408	$184,366	$188,120	$287,339
Average net assets for the period (in thousands)	$37,468	$62,633	$154,929	$183,018	$219,705	$328,767
Ratio of gross expenses to average net assets(4)	2.19%	2.19%	2.04%	2.22%	2.11%	2.07%
Ratio of net expenses to average net assets(4)	2.06%	2.06%	2.02%	2.22%	2.11%	2.07%
Ratio of net investment income/(loss) to average net assets(4)	(0.40)%	0.62%	0.65%	1.44%	0.36%	0.71%
Portfolio turnover rate	160%	145%	82%	6%	57%	62%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
174 | Janus Investment Fund

Janus Henderson European Focus Fund – Class S
	Years or Period ended September 30				Period ended July 31
	2020	2019	2018	2017(1)	2017(2)
Net asset value, beginning of period	$25.98	$31.53	$35.01	$34.20	$33.53
Income from investment operations:
Net investment income/(loss)(3)	0.11	0.45	0.47	0.13	0.09
Net gain/(loss) on investments (both realized and unrealized)	6.85	(3.98)	(3.20)	0.68	0.58
Total from investment operations	6.96	(3.53)	(2.73)	0.81	0.67
Less distributions:
Dividends from net investment income	(0.37)	(2.02)	(0.75)	—	—
Total distributions	(0.37)	(2.02)	(0.75)	—	—
Net asset value, end of period	$32.57	$25.98	$31.53	$35.01	$34.20
Total return(4)	26.93%	(10.35)%	(7.96)%	2.37%	2.00%
Net assets, end of period (in thousands)	$54	$43	$48	$52	$51
Average net assets for the period (in thousands)	$48	$43	$50	$50	$49
Ratio of gross expenses to average net assets(5)	7.83%	8.50%	4.42%	1.48%	1.45%
Ratio of net expenses to average net assets(5)	1.34%	1.17%	1.35%	1.30%	1.45%
Ratio of net investment income/(loss) to average net assets(5)	0.40%	1.73%	1.42%	2.34%	1.67%
Portfolio turnover rate	160%	145%	82%	6%	57%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class S Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
175 | Janus Investment Fund

Janus Henderson European Focus Fund – Class I
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$27.07	$31.59	$34.94	$34.13	$32.18	$36.90
Income from investment operations:
Net investment income/(loss)(2)	0.19	0.42	0.54	0.15	0.44	0.60
Net gain/(loss) on investments (both realized and unrealized)	7.17	(3.82)	(3.14)	0.66	2.47	(5.02)
Total from investment operations	7.36	(3.40)	(2.60)	0.81	2.91	(4.42)
Less distributions:
Dividends from net investment income	(0.40)	(1.12)	(0.75)	—	(0.96)	(0.30)
Total distributions	(0.40)	(1.12)	(0.75)	—	(0.96)	(0.30)
Net asset value, end of period	$34.03	$27.07	$31.59	$34.94	$34.13	$32.18
Total return(3)	27.35%	(10.30)%	(7.60)%	2.37%	9.44%	(12.01)%
Net assets, end of period (in thousands)	$208,159	$220,722	$695,302	$1,234,695	$1,277,021	$1,874,371
Average net assets for the period (in thousands)	$204,753	$353,101	$1,025,799	$1,231,744	$1,414,519	$2,276,749
Ratio of gross expenses to average net assets(4)	1.17%	1.16%	1.03%	1.06%	1.07%	1.04%
Ratio of net expenses to average net assets(4)	1.04%	1.03%	1.02%	1.06%	1.07%	1.04%
Ratio of net investment income/(loss) to average net assets(4)	0.64%	1.53%	1.60%	2.59%	1.38%	1.83%
Portfolio turnover rate	160%	145%	82%	6%	57%	62%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
176 | Janus Investment Fund

Janus Henderson European Focus Fund – Class N
	Years or Period ended September 30				Year or Period ended July 31
	2020	2019	2018	2017(1)	2017	2016(2)
Net asset value, beginning of period	$26.86	$31.64	$34.89	$34.10	$32.18	$34.37
Income from investment operations:
Net investment income/(loss)(3)	0.34	0.49	0.56	0.13	0.42	0.57
Net gain/(loss) on investments (both realized and unrealized)	7.01	(3.91)	(3.14)	0.66	2.47	(2.46)
Total from investment operations	7.35	(3.42)	(2.58)	0.79	2.89	(1.89)
Less distributions:
Dividends from net investment income	(0.41)	(1.36)	(0.67)	—	(0.97)	(0.30)
Total distributions	(0.41)	(1.36)	(0.67)	—	(0.97)	(0.30)
Net asset value, end of period	$33.80	$26.86	$31.64	$34.89	$34.10	$32.18
Total return(4)	27.51%	(10.25)%	(7.54)%	2.32%	9.36%	(5.54)%
Net assets, end of period (in thousands)	$4,371	$139	$284	$318	$210	$1,413
Average net assets for the period (in thousands)	$3,114	$207	$332	$245	$1,074	$1,393
Ratio of gross expenses to average net assets(5)	1.20%	2.56%	1.43%	1.19%	1.10%	1.05%
Ratio of net expenses to average net assets(5)	0.96%	0.97%	0.97%	1.19%	1.10%	1.05%
Ratio of net investment income/(loss) to average net assets(5)	1.17%	1.82%	1.68%	2.29%	1.34%	2.68%
Portfolio turnover rate	160%	145%	82%	6%	57%	62%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period from November 30, 2015 (commencement of Class N Shares (formerly named Class R6 Shares)) through July 31, 2016.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
177 | Janus Investment Fund

Janus Henderson European Focus Fund – Class T
	Years or Period ended September 30				Period ended July 31
	2020	2019	2018	2017(1)	2017(2)
Net asset value, beginning of period	$27.06	$31.57	$35.03	$34.22	$33.53
Income from investment operations:
Net investment income/(loss)(3)	0.12	0.47	0.54	0.13	0.05
Net gain/(loss) on investments (both realized and unrealized)	7.20	(3.90)	(3.21)	0.68	0.64
Total from investment operations	7.32	(3.43)	(2.67)	0.81	0.69
Less distributions:
Dividends from net investment income	(0.36)	(1.08)	(0.79)	—	—
Total distributions	(0.36)	(1.08)	(0.79)	—	—
Net asset value, end of period	$34.02	$27.06	$31.57	$35.03	$34.22
Total return(4)	27.20%	(10.43)%	(7.79)%	2.37%	2.06%
Net assets, end of period (in thousands)	$1,579	$676	$929	$1,275	$983
Average net assets for the period (in thousands)	$839	$762	$1,598	$1,077	$63
Ratio of gross expenses to average net assets(5)	1.70%	1.76%	1.31%	1.22%	1.51%
Ratio of net expenses to average net assets(5)	1.19%	1.18%	1.20%	1.18%	1.21%
Ratio of net investment income/(loss) to average net assets(5)	0.41%	1.74%	1.59%	2.26%	1.60%
Portfolio turnover rate	160%	145%	82%	6%	57%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class T Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
178 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class A
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$6.58	$7.16	$7.80	$7.78	$7.29	$7.86
Income from investment operations:
Net investment income/(loss)(2)	0.51	0.46	0.49	0.08	0.47	0.48
Net gain/(loss) on investments (both realized and unrealized)	(0.72)	(0.56)	(0.65)	0.05	0.50	(0.59)
Total from investment operations	(0.21)	(0.10)	(0.16)	0.13	0.97	(0.11)
Less distributions:
Dividends from net investment income	(0.47)	(0.48)	(0.48)	(0.11)	(0.48)	(0.46)
Total distributions	(0.47)	(0.48)	(0.48)	(0.11)	(0.48)	(0.46)
Net asset value, end of period	$5.90	$6.58	$7.16	$7.80	$7.78	$7.29
Total return(3)	(2.98)%	(1.22)%	(2.13)%	1.63%	13.90%	(1.05)%
Net assets, end of period (in thousands)	$610,106	$684,235	$818,548	$856,276	$861,163	$755,674
Average net assets for the period (in thousands)	$639,082	$695,276	$878,570	$854,512	$788,169	$708,673
Ratio of gross expenses to average net assets(4)	1.14%	1.12%	1.09%	1.11%	1.09%	1.09%
Ratio of net expenses to average net assets(4)	1.14%	1.12%	1.09%	1.11%	1.09%	1.09%
Ratio of net investment income/(loss) to average net assets(4)	8.15%	6.91%	6.43%	5.93%	6.40%	6.60%
Portfolio turnover rate	227%	142%	137%	21%	127%	145%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
179 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class C
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$6.53	$7.11	$7.75	$7.73	$7.24	$7.81
Income from investment operations:
Net investment income/(loss)(2)	0.47	0.42	0.44	0.07	0.41	0.41
Net gain/(loss) on investments (both realized and unrealized)	(0.73)	(0.56)	(0.65)	0.04	0.51	(0.58)
Total from investment operations	(0.26)	(0.14)	(0.21)	0.11	0.92	(0.17)
Less distributions:
Dividends from net investment income	(0.44)	(0.44)	(0.43)	(0.09)	(0.43)	(0.40)
Total distributions	(0.44)	(0.44)	(0.43)	(0.09)	(0.43)	(0.40)
Net asset value, end of period	$5.83	$6.53	$7.11	$7.75	$7.73	$7.24
Total return(3)	(3.92)%	(1.88)%	(2.76)%	1.46%	13.18%	(1.76)%
Net assets, end of period (in thousands)	$469,891	$677,303	$1,037,471	$1,073,190	$1,047,109	$1,074,860
Average net assets for the period (in thousands)	$579,718	$804,713	$1,127,161	$1,057,701	$1,018,868	$1,065,445
Ratio of gross expenses to average net assets(4)	1.75%	1.76%	1.75%	1.85%	1.81%	1.85%
Ratio of net expenses to average net assets(4)	1.75%	1.76%	1.75%	1.85%	1.81%	1.85%
Ratio of net investment income/(loss) to average net assets(4)	7.49%	6.24%	5.82%	5.18%	5.57%	5.70%
Portfolio turnover rate	227%	142%	137%	21%	127%	145%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
180 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class S
	Years or Period ended September 30				Period ended July 31
	2020	2019	2018	2017(1)	2017(2)
Net asset value, beginning of period	$6.56	$7.15	$7.79	$7.77	$7.83
Income from investment operations:
Net investment income/(loss)(3)	0.59	0.49	0.54	0.08	0.07
Net gain/(loss) on investments (both realized and unrealized)	(0.82)	(0.60)	(0.70)	0.04	0.06
Total from investment operations	(0.23)	(0.11)	(0.16)	0.12	0.13
Less distributions:
Dividends from net investment income	(0.47)	(0.48)	(0.48)	(0.10)	(0.19)
Total distributions	(0.47)	(0.48)	(0.48)	(0.10)	(0.19)
Net asset value, end of period	$5.86	$6.56	$7.15	$7.79	$7.77
Total return(4)	(3.30)%	(1.31)%	(2.16)%	1.58%	1.71%
Net assets, end of period (in thousands)	$10,825	$2,470	$232	$51	$51
Average net assets for the period (in thousands)	$6,983	$1,805	$127	$51	$50
Ratio of gross expenses to average net assets(5)	1.25%	1.38%	2.37%	1.21%	1.19%
Ratio of net expenses to average net assets(5)	1.25%	1.34%	1.27%	1.03%	1.19%
Ratio of net investment income/(loss) to average net assets(5)	9.83%	7.35%	7.23%	6.01%	5.89%
Portfolio turnover rate	227%	142%	137%	21%	127%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class S Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
181 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class I
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$6.60	$7.18	$7.81	$7.80	$7.30	$7.87
Income from investment operations:
Net investment income/(loss)(2)	0.54	0.49	0.53	0.08	0.49	0.49
Net gain/(loss) on investments (both realized and unrealized)	(0.73)	(0.57)	(0.66)	0.04	0.51	(0.59)
Total from investment operations	(0.19)	(0.08)	(0.13)	0.12	1.00	(0.10)
Less distributions:
Dividends from net investment income	(0.50)	(0.50)	(0.50)	(0.11)	(0.50)	(0.47)
Total distributions	(0.50)	(0.50)	(0.50)	(0.11)	(0.50)	(0.47)
Net asset value, end of period	$5.91	$6.60	$7.18	$7.81	$7.80	$7.30
Total return(3)	(2.78)%	(0.89)%	(1.68)%	1.58%	14.32%	(0.83)%
Net assets, end of period (in thousands)	$2,830,699	$3,008,858	$3,509,735	$3,075,563	$2,866,944	$2,178,545
Average net assets for the period (in thousands)	$2,946,792	$2,998,950	$3,534,302	$2,981,623	$2,411,600	$1,846,322
Ratio of gross expenses to average net assets(4)	0.78%	0.79%	0.76%	0.78%	0.81%	0.84%
Ratio of net expenses to average net assets(4)	0.78%	0.79%	0.76%	0.78%	0.81%	0.84%
Ratio of net investment income/(loss) to average net assets(4)	8.62%	7.30%	6.88%	6.26%	6.67%	6.75%
Portfolio turnover rate	227%	142%	137%	21%	127%	145%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
182 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class N
	Years or Period ended September 30				Year or Period ended July 31
	2020	2019	2018	2017(1)	2017	2016(2)
Net asset value, beginning of period	$6.60	$7.18	$7.81	$7.80	$7.30	$7.44
Income from investment operations:
Net investment income/(loss)(3)	0.51	0.50	0.52	0.08	0.54	0.34
Net gain/(loss) on investments (both realized and unrealized)	(0.70)	(0.57)	(0.64)	0.04	0.47	(0.16)
Total from investment operations	(0.19)	(0.07)	(0.12)	0.12	1.01	0.18
Less distributions:
Dividends from net investment income	(0.50)	(0.51)	(0.51)	(0.11)	(0.51)	(0.32)
Total distributions	(0.50)	(0.51)	(0.51)	(0.11)	(0.51)	(0.32)
Net asset value, end of period	$5.91	$6.60	$7.18	$7.81	$7.80	$7.30
Total return(4)	(2.71)%	(0.82)%	(1.64)%	1.59%	14.39%	2.77%
Net assets, end of period (in thousands)	$68,993	$12,886	$6,841	$5,099	$4,156	$1,824
Average net assets for the period (in thousands)	$27,720	$10,817	$5,880	$4,537	$2,945	$1,748
Ratio of gross expenses to average net assets(5)	0.72%	0.75%	0.72%	0.70%	0.76%	0.79%
Ratio of net expenses to average net assets(5)	0.72%	0.75%	0.72%	0.70%	0.76%	0.79%
Ratio of net investment income/(loss) to average net assets(5)	8.37%	7.53%	6.83%	6.40%	7.26%	4.71%
Portfolio turnover rate	227%	142%	137%	21%	127%	145%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period November 30, 2015 (commencement of Class N Shares (formerly named Class R6 Shares)) through July 31, 2016.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
183 | Janus Investment Fund

Janus Henderson Global Equity Income Fund – Class T
	Years or Period ended September 30				Period ended July 31
	2020	2019	2018	2017(1)	2017(2)
Net asset value, beginning of period	$6.57	$7.15	$7.78	$7.77	$7.83
Income from investment operations:
Net investment income/(loss)(3)	0.52	0.49	0.54	0.08	0.06
Net gain/(loss) on investments (both realized and unrealized)	(0.72)	(0.58)	(0.68)	0.04	0.07
Total from investment operations	(0.20)	(0.09)	(0.14)	0.12	0.13
Less distributions:
Dividends from net investment income	(0.49)	(0.49)	(0.49)	(0.11)	(0.19)
Total distributions	(0.49)	(0.49)	(0.49)	(0.11)	(0.19)
Net asset value, end of period	$5.88	$6.57	$7.15	$7.78	$7.77
Total return(4)	(2.94)%	(1.04)%	(1.84)%	1.56%	1.74%
Net assets, end of period (in thousands)	$70,408	$70,735	$53,548	$30,421	$8,619
Average net assets for the period (in thousands)	$71,828	$65,061	$55,040	$17,484	$4,061
Ratio of gross expenses to average net assets(5)	0.95%	0.97%	0.94%	0.98%	0.96%
Ratio of net expenses to average net assets(5)	0.94%	0.95%	0.93%	0.98%	0.96%
Ratio of net investment income/(loss) to average net assets(5)	8.29%	7.41%	7.12%	6.52%	5.03%
Portfolio turnover rate	227%	142%	137%	21%	127%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class T Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
184 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$53.89	$64.96	$55.76	$49.16	$53.74
Income from investment operations:
Net investment income/(loss)(1)	0.41(2)	0.17	0.01	0.05	0.05
Net gain/(loss) on investments (both realized and unrealized)	15.62	(4.52)	9.74	7.01	0.11
Total from investment operations	16.03	(4.35)	9.75	7.06	0.16
Less distributions:
Dividends from net investment income	(0.40)	—	(0.07)	(0.03)	(0.14)
Distributions from capital gains	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)
Total distributions	(3.72)	(6.72)	(0.55)	(0.46)	(4.74)
Net asset value, end of period	$66.20	$53.89	$64.96	$55.76	$49.16
Total return(3)	30.58%	(5.85)%	17.70%	14.58%	(0.07)%
Net assets, end of period (in thousands)	$228,005	$177,862	$195,674	$188,407	$297,151
Average net assets for the period (in thousands)	$198,807	$182,919	$181,464	$206,577	$324,567
Ratio of gross expenses to average net assets	0.98%	1.00%	0.99%	1.02%	1.04%
Ratio of net expenses to average net assets	0.98%	1.00%	0.99%	1.02%	1.04%
Ratio of net investment income/(loss) to average net assets	0.69%(2)	0.30%	0.02%	0.10%	0.10%
Portfolio turnover rate	43%	36%	46%	38%	41%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.49%, respectively.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
185 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.00	$60.16	$52.00	$46.18	$51.00
Income from investment operations:
Net investment income/(loss)(1)	(—)(2)(3)	(0.21)	(0.40)	(0.27)	(0.32)
Net gain/(loss) on investments (both realized and unrealized)	14.15	(4.23)	9.04	6.52	0.10
Total from investment operations	14.15	(4.44)	8.64	6.25	(0.22)
Less distributions:	14.15
Dividends from net investment income	—(3)	—	—	—	—
Distributions from capital gains	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)
Total distributions	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)
Net asset value, end of period	$59.83	$49.00	$60.16	$52.00	$46.18
Total return(4)	29.66%	(6.53)%	16.81%	13.76%	(0.86)%
Net assets, end of period (in thousands)	$155,599	$148,147	$182,894	$180,251	$201,539
Average net assets for the period (in thousands)	$156,935	$163,407	$173,167	$175,301	$210,680
Ratio of gross expenses to average net assets	1.69%	1.71%	1.75%	1.76%	1.84%
Ratio of net expenses to average net assets	1.69%	1.71%	1.75%	1.76%	1.84%
Ratio of net investment income/(loss) to average net assets	(0.01)%(2)	(0.42)%	(0.74)%	(0.59)%	(0.69)%
Portfolio turnover rate	43%	36%	46%	38%	41%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.27 and 0.49%, respectively.
(3)
Less than $0.005 on a per share basis.
(4)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
186 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$52.49	$64.07	$55.09	$48.62	$53.23
Income from investment operations:
Net investment income/(loss)(1)	0.31(2)	0.07	(0.08)	0.01	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	15.31	(4.48)	9.60	6.90	0.09
Total from investment operations	15.62	(4.41)	9.52	6.91	0.08
Less distributions:
Dividends from net investment income	(0.31)	—	(0.06)	(0.01)	(0.09)
Distributions from capital gains	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)
Total distributions	(3.63)	(6.72)	(0.54)	(0.44)	(4.69)
Net asset value, end of period	$64.93	$52.94	$64.07	$55.09	$48.62
Total return(3)	30.33%	(6.04)%	17.49%	14.43%	(0.23)%
Net assets, end of period (in thousands)	$24,287	$18,981	$20,113	$17,189	$16,223
Average net assets for the period (in thousands)	$22,312	$19,870	$18,269	$15,685	$15,038
Ratio of gross expenses to average net assets	1.18%	1.19%	1.18%	1.17%	1.19%
Ratio of net expenses to average net assets	1.18%	1.18%	1.17%	1.16%	1.18%
Ratio of net investment income/(loss) to average net assets	0.52%(2)	0.14%	(0.14)%	0.02%	(0.02)%
Portfolio turnover rate	43%	36%	46%	38%	41%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.49%, respectively.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
187 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$54.96	$65.96	$56.66	$49.96	$54.48
Income from investment operations:
Net investment income/(loss)(1)	0.57(2)	0.30	0.15	0.22	0.17
Net gain/(loss) on investments (both realized and unrealized)	15.93	(4.58)	9.87	7.08	0.12
Total from investment operations	16.50	(4.28)	10.02	7.30	0.29
Less distributions:
Dividends from net investment income	(0.53)	—	(0.24)	(0.17)	(0.21)
Distributions from capital gains	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)
Total distributions	(3.85)	(6.72)	(0.72)	(0.60)	(4.81)
Net asset value, end of period	$67.61	$54.96	$65.96	$56.66	$49.96
Total return(3)	30.89%	(5.63)%	17.97%	14.90%	0.19%
Net assets, end of period (in thousands)	$911,963	$692,575	$762,127	$629,650	$415,083
Average net assets for the period (in thousands)	$790,645	$719,800	$688,302	$493,309	$409,682
Ratio of gross expenses to average net assets	0.75%	0.77%	0.76%	0.77%	0.78%
Ratio of net expenses to average net assets	0.75%	0.77%	0.76%	0.77%	0.78%
Ratio of net investment income/(loss) to average net assets	0.93%(2)	0.53%	0.26%	0.43%	0.34%
Portfolio turnover rate	43%	36%	46%	38%	41%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
188 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class N
	Years or Period ended September 30
	2020	2019	2018(1)
Net asset value, beginning of period	$54.81	$65.76	$59.59
Income from investment operations:
Net investment income/(loss)(2)	0.66(3)	0.36	0.16
Net gain/(loss) on investments (both realized and unrealized)	15.85	(4.59)	6.01
Total from investment operations	16.51	(4.23)	6.17
Less distributions:
Dividends from net investment income	(0.59)	—	—
Dividends from capital gains	(3.32)	(6.72)	—
Total distributions	(3.91)	(6.72)	—
Net asset value, end of period	$67.41	$54.81	$65.76
Total return(4)	30.99%	(5.57)%	10.35%
Net assets, end of period (in thousands)	$144,543	$90,958	$104,903
Average net assets for the period (in thousands)	$110,308	$99,924	$24,212
Ratio of gross expenses to average net assets(5)	0.67%	0.68%	0.70%
Ratio of net expenses to average net assets(5)	0.67%	0.68%	0.70%
Ratio of net investment income/(loss) to average net assets(5)	1.08%(3)	0.63%	0.39%
Portfolio turnover rate	43%	36%	46%

(1)
Period January 26, 2018 (commencement of Class N Shares) through September 30, 2018.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
189 | Janus Investment Fund

Janus Henderson Global Life Sciences Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$54.59	$65.66	$56.39	$49.71	$54.23
Income from investment operations:
Net investment income/(loss)(1)	0.46(2)	0.22	0.06	0.13	0.10
Net gain/(loss) on investments (both realized and unrealized)	15.82	(4.57)	9.84	7.06	0.11
Total from investment operations	16.28	(4.35)	9.90	7.19	0.21
Less distributions:
Dividends from net investment income	(0.44)	—	(0.15)	(0.08)	(0.13)
Distributions from capital gains	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)
Total distributions	(3.76)	(6.72)	(0.63)	(0.51)	(4.73)
Net asset value, end of period	$67.11	$54.59	$65.66	$56.39	$49.71
Total return(3)	30.66%	(5.78)%	17.80%	14.71%	0.04%
Net assets, end of period (in thousands)	$1,268,796	$1,102,667	$1,293,953	$1,323,853	$1,469,645
Average net assets for the period (in thousands)	$1,191,342	$1,180,068	$1,230,729	$1,282,363	$1,653,993
Ratio of gross expenses to average net assets	0.92%	0.92%	0.92%	0.92%	0.94%
Ratio of net expenses to average net assets	0.91%	0.91%	0.91%	0.91%	0.93%
Ratio of net investment income/(loss) to average net assets	0.76%(2)	0.38%	0.10%	0.26%	0.20%
Portfolio turnover rate	43%	36%	46%	38%	41%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
190 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.00	$11.68	$11.28	$10.88	$10.45
Income from investment operations:
Net investment income/(loss)(1)	0.18	0.18	0.18	0.19	0.20
Net gain/(loss) on investments (both realized and unrealized)	(0.49)	1.72	0.68	0.65	0.95
Total from investment operations	(0.31)	1.90	0.86	0.84	1.15
Less distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.46)	(0.33)	(0.34)
Distributions from capital gains	(0.14)	(0.22)	—	(0.11)	(0.38)
Total distributions	(0.51)	(0.58)	(0.46)	(0.44)	(0.72)
Net asset value, end of period	$12.18	$13.00	$11.68	$11.28	$10.88
Total return(2)	(2.53)%	17.12%	7.76%	8.16%	11.55%
Net assets, end of period (in thousands)	$9,857	$9,167	$5,828	$4,675	$12,752
Average net assets for the period (in thousands)	$11,509	$7,245	$5,093	$7,879	$19,176
Ratio of gross expenses to average net assets	1.25%	1.36%	1.26%	1.15%	1.26%
Ratio of net expenses to average net assets	1.25%	1.35%	1.26%	1.15%	1.26%
Ratio of net investment income/(loss) to average net assets	1.42%	1.46%	1.60%	1.77%	1.91%
Portfolio turnover rate	69%	61%	78%	72%	18%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
191 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.81	$11.53	$11.14	$10.77	$10.36
Income from investment operations:
Net investment income/(loss)(1)	0.08	0.09	0.10	0.11	0.12
Net gain/(loss) on investments (both realized and unrealized)	(0.49)	1.69	0.67	0.64	0.94
Total from investment operations	(0.41)	1.78	0.77	0.75	1.06
Less distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.38)	(0.27)	(0.27)
Distributions from capital gains	(0.14)	(0.22)	—	(0.11)	(0.38)
Total distributions	(0.42)	(0.50)	(0.38)	(0.38)	(0.65)
Net asset value, end of period	$11.98	$12.81	$11.53	$11.14	$10.77
Total return(2)	(3.33)%	16.19%	7.01%	7.34%	10.69%
Net assets, end of period (in thousands)	$5,908	$8,020	$6,970	$6,432	$7,299
Average net assets for the period (in thousands)	$7,522	$7,211	$6,717	$6,520	$8,033
Ratio of gross expenses to average net assets	2.03%	2.09%	2.00%	1.88%	1.99%
Ratio of net expenses to average net assets	2.03%	2.09%	2.00%	1.88%	1.99%
Ratio of net investment income/(loss) to average net assets	0.65%	0.73%	0.84%	1.01%	1.15%
Portfolio turnover rate	69%	61%	78%	72%	18%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
192 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.97	$11.66	$11.26	$10.88	$10.46
Income from investment operations:
Net investment income/(loss)(1)	0.16	0.15	0.16	0.17	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.49)	1.72	0.67	0.65	0.94
Total from investment operations	(0.33)	1.87	0.83	0.82	1.13
Less distributions:
Dividends from net investment income	(0.35)	(0.34)	(0.43)	(0.33)	(0.33)
Distributions from capital gains	(0.14)	(0.22)	—	(0.11)	(0.38)
Total distributions	(0.49)	(0.56)	(0.43)	(0.44)	(0.71)
Net asset value, end of period	$12.15	$12.97	$11.66	$11.26	$10.88
Total return(2)	(2.69)%	16.86%	7.56%	7.95%	11.35%
Net assets, end of period (in thousands)	$6,692	$5,177	$2,464	$2,662	$3,395
Average net assets for the period (in thousands)	$6,265	$3,433	$2,615	$2,928	$3,273
Ratio of gross expenses to average net assets	1.46%	1.57%	1.45%	1.30%	1.39%
Ratio of net expenses to average net assets	1.46%	1.53%	1.45%	1.30%	1.39%
Ratio of net investment income/(loss) to average net assets	1.30%	1.28%	1.35%	1.56%	1.81%
Portfolio turnover rate	69%	61%	78%	72%	18%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
193 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.08	$11.75	$11.33	$10.95	$10.52
Income from investment operations:
Net investment income/(loss)(1)	0.22	0.20	0.22	0.22	0.23
Net gain/(loss) on investments (both realized and unrealized)	(0.51)	1.74	0.69	0.65	0.95
Total from investment operations	(0.29)	1.94	0.91	0.87	1.18
Less distributions:
Dividends from net investment income	(0.40)	(0.39)	(0.49)	(0.38)	(0.37)
Distributions from capital gains	(0.14)	(0.22)	—	(0.11)	(0.38)
Total distributions	(0.54)	(0.61)	(0.49)	(0.49)	(0.75)
Net asset value, end of period	$12.25	$13.08	$11.75	$11.33	$10.95
Total return(2)	(2.31)%	17.41%	8.21%	8.39%	11.83%
Net assets, end of period (in thousands)	$408,928	$211,998	$147,863	$114,658	$118,357
Average net assets for the period (in thousands)	$291,765	$186,262	$120,270	$110,825	$110,544
Ratio of gross expenses to average net assets	1.02%	1.09%	0.96%	0.87%	0.98%
Ratio of net expenses to average net assets	1.02%	1.09%	0.96%	0.87%	0.98%
Ratio of net investment income/(loss) to average net assets	1.83%	1.68%	1.91%	2.00%	2.16%
Portfolio turnover rate	69%	61%	78%	72%	18%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
194 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class N
	Years or Period ended September 30
	2020	2019	2018(1)
Net asset value, beginning of period	$13.07	$11.75	$11.81
Income from investment operations:
Net investment income/(loss)(2)	0.23	0.27	0.17
Net gain/(loss) on investments (both realized and unrealized)	(0.51)	1.67	(0.10)
Total from investment operations	(0.28)	1.94	0.07
Less distributions:
Dividends from net investment income	(0.41)	(0.40)	(0.13)
Distributions from capital gains	(0.14)	(0.22)	—
Total distributions	(0.55)	(0.62)	(0.13)
Net asset value, end of period	$12.24	$13.07	$11.75
Total return(3)	(2.22)%	17.43%	0.59%
Net assets, end of period (in thousands)	$88,550	$71,472	$35,316
Average net assets for the period (in thousands)	$80,627	$34,671	$28,132
Ratio of gross expenses to average net assets(4)	0.92%	0.99%	0.93%
Ratio of net expenses to average net assets(4)	0.92%	0.99%	0.93%
Ratio of net investment income/(loss) to average net assets(4)	1.84%	2.28%	2.14%
Portfolio turnover rate	69%	61%	78%

(1)
Period January 26, 2018 (commencement of Class N Shares) through September 30, 2018.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
195 | Janus Investment Fund

Janus Henderson Global Real Estate Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.08	$11.75	$11.34	$10.95	$10.52
Income from investment operations:
Net investment income/(loss)(1)	0.19	0.19	0.19	0.20	0.21
Net gain/(loss) on investments (both realized and unrealized)	(0.50)	1.74	0.69	0.66	0.96
Total from investment operations	(0.31)	1.93	0.88	0.86	1.17
Less distributions:
Dividends from net investment income	(0.38)	(0.38)	(0.47)	(0.36)	(0.36)
Distributions from capital gains	(0.14)	(0.22)	—	(0.11)	(0.38)
Total distributions	(0.52)	(0.60)	(0.47)	(0.47)	(0.74)
Net asset value, end of period	$12.25	$13.08	$11.75	$11.34	$10.95
Total return(2)	(2.47)%	17.27%	7.90%	8.29%	11.64%
Net assets, end of period (in thousands)	$91,313	$80,573	$43,490	$53,339	$67,589
Average net assets for the period (in thousands)	$95,019	$54,353	$51,128	$55,685	$75,722
Ratio of gross expenses to average net assets	1.16%	1.23%	1.14%	1.04%	1.14%
Ratio of net expenses to average net assets	1.16%	1.23%	1.14%	1.04%	1.14%
Ratio of net investment income/(loss) to average net assets	1.57%	1.59%	1.64%	1.84%	2.00%
Portfolio turnover rate	69%	61%	78%	72%	18%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
196 | Janus Investment Fund

Janus Henderson Global Research Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$81.67	$85.80	$76.26	$64.32	$60.53
Income from investment operations:
Net investment income/(loss)(1)	0.31	0.65	0.57	0.44	0.49
Net gain/(loss) on investments (both realized and unrealized)	11.47	(0.20)(2)	9.25	11.82	3.75
Total from investment operations	11.78	0.45	9.82	12.26	4.24
Less distributions:
Dividends from net investment income	(0.61)	(0.46)	(0.28)	(0.32)	(0.45)
Distributions from capital gains	(3.24)	(4.12)	—	—	—
Total distributions	(3.85)	(4.58)	(0.28)	(0.32)	(0.45)
Net asset value, end of period	$89.60	$81.67	$85.80	$76.26	$64.32
Total return(3)	14.71%	1.43%	12.90%	19.16%	7.03%
Net assets, end of period (in thousands)	$23,470	$18,247	$16,478	$15,642	$20,371
Average net assets for the period (in thousands)	$19,926	$17,274	$15,685	$16,679	$20,804
Ratio of gross expenses to average net assets	1.21%	1.32%	1.14%	1.14%	1.02%
Ratio of net expenses to average net assets	1.20%	1.16%	1.00%	1.04%	1.02%
Ratio of net investment income/(loss) to average net assets	0.37%	0.83%	0.70%	0.64%	0.80%
Portfolio turnover rate	34%	35%	32%	48%	45%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
197 | Janus Investment Fund

Janus Henderson Global Research Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$79.50	$83.65	$74.57	$62.97	$59.41
Income from investment operations:
Net investment income/(loss)(1)	(0.22)	0.13	0.04	0.04	0.04
Net gain/(loss) on investments (both realized and unrealized)	11.15	(0.16)(2)	9.04	11.56	3.68
Total from investment operations	10.93	(0.03)	9.08	11.60	3.72
Less distributions:
Dividends from net investment income	—	—	—	—	(0.16)
Distributions from capital gains	(3.24)	(4.12)	—	—	—
Total distributions	(3.24)	(4.12)	—	—	(0.16)
Net asset value, end of period	$87.19	$79.50	$83.65	$74.57	$62.97
Total return(3)	13.98%	0.78%	12.18%	18.42%	6.27%
Net assets, end of period (in thousands)	$5,005	$5,564	$7,746	$8,954	$10,101
Average net assets for the period (in thousands)	$5,323	$6,303	$8,343	$9,330	$10,803
Ratio of gross expenses to average net assets	1.84%	1.80%	1.64%	1.67%	1.74%
Ratio of net expenses to average net assets	1.84%	1.80%	1.64%	1.67%	1.74%
Ratio of net investment income/(loss) to average net assets	(0.27)%	0.17%	0.05%	0.06%	0.07%
Portfolio turnover rate	34%	35%	32%	48%	45%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
198 | Janus Investment Fund

Janus Henderson Global Research Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$81.85	$85.96	$76.40	$64.41	$60.62
Income from investment operations:
Net investment income/(loss)(1)	0.27	0.61	0.51	0.45	0.47
Net gain/(loss) on investments (both realized and unrealized)	11.48	(0.18)(2)	9.30	11.82	3.72
Total from investment operations	11.75	0.43	9.81	12.27	4.19
Less distributions:
Dividends from net investment income	(0.74)	(0.42)	(0.25)	(0.28)	(0.40)
Distributions from capital gains	(3.24)	(4.12)	—	—	—
Total distributions	(3.98)	(4.54)	(0.25)	(0.28)	(0.40)
Net asset value, end of period	$89.62	$81.85	$85.96	$76.40	$64.41
Total return(3)	14.66%	1.40%	12.86%	19.14%	6.94%
Net assets, end of period (in thousands)	$131,161	$109,878	$62,331	$81,729	$72,931
Average net assets for the period (in thousands)	$128,108	$64,355	$67,144	$68,266	$68,472
Ratio of gross expenses to average net assets	1.24%	1.18%	1.04%	1.07%	1.11%
Ratio of net expenses to average net assets	1.24%	1.18%	1.04%	1.07%	1.11%
Ratio of net investment income/(loss) to average net assets	0.33%	0.77%	0.63%	0.66%	0.76%
Portfolio turnover rate	34%	35%	32%	48%	45%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
199 | Janus Investment Fund

Janus Henderson Global Research Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$82.10	$86.16	$76.57	$64.58	$60.68
Income from investment operations:
Net investment income/(loss)(1)	0.63	0.95	0.91	0.78	0.70
Net gain/(loss) on investments (both realized and unrealized)	11.54	(0.20)(2)	9.27	11.79	3.77
Total from investment operations	12.17	0.75	10.18	12.57	4.47
Less distributions:
Dividends from net investment income	(0.90)	(0.69)	(0.59)	(0.58)	(0.57)
Distributions from capital gains	(3.24)	(4.12)	—	—	—
Total distributions	(4.14)	(4.81)	(0.59)	(0.58)	(0.57)
Net asset value, end of period	$90.13	$82.10	$86.16	$76.57	$64.58
Total return(3)	15.15%	1.85%	13.36%	19.64%	7.40%
Net assets, end of period (in thousands)	$135,394	$139,584	$179,093	$162,788	$145,787
Average net assets for the period (in thousands)	$132,597	$146,672	$167,007	$157,847	$141,793
Ratio of gross expenses to average net assets	0.81%	0.74%	0.60%	0.65%	0.69%
Ratio of net expenses to average net assets	0.81%	0.74%	0.60%	0.65%	0.69%
Ratio of net investment income/(loss) to average net assets	0.76%	1.21%	1.11%	1.13%	1.13%
Portfolio turnover rate	34%	35%	32%	48%	45%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
200 | Janus Investment Fund

Janus Henderson Global Research Fund – Class N
	Years or Period ended September 30
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$80.77	$84.85	$75.44	$73.87
Income from investment operations:
Net investment income/(loss)(2)	0.66	1.02	0.96	0.11
Net gain/(loss) on investments (both realized and unrealized)	11.36	(0.25)(3)	9.11	1.46
Total from investment operations	12.02	0.77	10.07	1.57
Less distributions:
Dividends from net investment income	(0.95)	(0.73)	(0.66)	—
Distributions from capital gains	(3.24)	(4.12)	—	—
Total distributions	(4.19)	(4.85)	(0.66)	—
Net asset value, end of period	$88.60	$80.77	$84.85	$75.44
Total return(4)	15.23%	1.91%	13.42%	2.13%
Net assets, end of period (in thousands)	$40,607	$31,393	$38,195	$28,326
Average net assets for the period (in thousands)	$30,617	$37,778	$36,802	$17,865
Ratio of gross expenses to average net assets(5)	0.76%	0.68%	0.54%	0.63%
Ratio of net expenses to average net assets(5)	0.76%	0.68%	0.54%	0.63%
Ratio of net investment income/(loss) to average net assets(5)	0.81%	1.32%	1.19%	1.01%
Portfolio turnover rate	34%	35%	32%	48%

(1)
Period August 4, 2017 (commencement of Class N Shares) through September 30, 2017.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
201 | Janus Investment Fund

Janus Henderson Global Research Fund – Class R
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$80.78	$84.95	$75.55	$63.73	$59.97
Income from investment operations:
Net investment income/(loss)(1)	0.02	0.39	0.32	0.30	0.28
Net gain/(loss) on investments (both realized and unrealized)	11.34	(0.18)(2)	9.15	11.67	3.72
Total from investment operations	11.36	0.21	9.47	11.97	4.00
Less distributions:
Dividends from net investment income	(0.33)	(0.26)	(0.07)	(0.15)	(0.24)
Distributions from capital gains	(3.24)	(4.12)	—	—	—
Total distributions	(3.57)	(4.38)	(0.07)	(0.15)	(0.24)
Net asset value, end of period	$88.57	$80.78	$84.95	$75.55	$63.73
Total return(3)	14.33%	1.11%	12.55%	18.84%	6.68%
Net assets, end of period (in thousands)	$7,802	$6,574	$6,417	$6,196	$5,168
Average net assets for the period (in thousands)	$6,410	$6,232	$6,245	$5,724	$5,234
Ratio of gross expenses to average net assets	1.54%	1.47%	1.31%	1.32%	1.37%
Ratio of net expenses to average net assets	1.54%	1.47%	1.31%	1.32%	1.37%
Ratio of net investment income/(loss) to average net assets	0.03%	0.50%	0.40%	0.44%	0.46%
Portfolio turnover rate	34%	35%	32%	48%	45%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
202 | Janus Investment Fund

Janus Henderson Global Research Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$80.73	$84.82	$75.41	$63.61	$59.77
Income from investment operations:
Net investment income/(loss)(1)	0.48	0.82	0.75	0.64	0.59
Net gain/(loss) on investments (both realized and unrealized)	11.34	(0.21)(2)	9.13	11.63	3.71
Total from investment operations	11.82	0.61	9.88	12.27	4.30
Less distributions:
Dividends from net investment income	(0.77)	(0.58)	(0.47)	(0.47)	(0.46)
Distributions from capital gains	(3.24)	(4.12)	—	—	—
Total distributions	(4.01)	(4.70)	(0.47)	(0.47)	(0.46)
Net asset value, end of period	$88.54	$80.73	$84.82	$75.41	$63.61
Total return(3)	14.96%	1.67%	13.16%	19.44%	7.22%
Net assets, end of period (in thousands)	$1,057,492	$1,014,552	$1,054,640	$997,013	$908,782
Average net assets for the period (in thousands)	$1,009,337	$988,429	$1,033,780	$932,646	$917,744
Ratio of gross expenses to average net assets	0.99%	0.93%	0.79%	0.82%	0.86%
Ratio of net expenses to average net assets	0.99%	0.92%	0.78%	0.81%	0.86%
Ratio of net investment income/(loss) to average net assets	0.59%	1.05%	0.93%	0.93%	0.96%
Portfolio turnover rate	34%	35%	32%	48%	45%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
203 | Janus Investment Fund

Janus Henderson Global Select Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.01	$17.64	$16.16	$12.97	$12.40
Income from investment operations:
Net investment income/(loss)(1)	0.10	0.14	0.09	0.10	0.07
Net gain/(loss) on investments (both realized and unrealized)	1.10	(0.58)	1.52	3.21	0.62
Total from investment operations	1.20	(0.44)	1.61	3.31	0.69
Less distributions:
Dividends from net investment income	(0.13)	(0.06)	(0.13)	(0.12)	(0.12)
Distributions from capital gains	(0.52)	(2.13)	—	—	—
Total distributions	(0.65)	(2.19)	(0.13)	(0.12)	(0.12)
Net asset value, end of period	$15.56	$15.01	$17.64	$16.16	$12.97
Total return(2)	7.96%	(0.72)%	9.99%	25.74%	5.57%
Net assets, end of period (in thousands)	$5,788	$5,380	$4,666	$3,951	$4,537
Average net assets for the period (in thousands)	$5,354	$4,885	$4,885	$4,294	$4,780
Ratio of gross expenses to average net assets	1.06%	1.08%	1.03%	1.03%	1.06%
Ratio of net expenses to average net assets	1.06%	1.08%	1.03%	1.03%	1.06%
Ratio of net investment income/(loss) to average net assets	0.70%	0.97%	0.54%	0.67%	0.59%
Portfolio turnover rate	31%	30%	41%	42%	58%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
204 | Janus Investment Fund

Janus Henderson Global Select Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.42	$17.10	$15.69	$12.59	$12.02
Income from investment operations:
Net investment income/(loss)(1)	(0.04)	—(2)	(0.05)	(0.02)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.06	(0.55)	1.49	3.13	0.59
Total from investment operations	1.02	(0.55)	1.44	3.11	0.57
Less distributions:
Dividends from net investment income	—	—	(0.03)	(0.01)	—
Distributions from capital gains	(0.52)	(2.13)	—	—	—
Total distributions	(0.52)	(2.13)	(0.03)	(0.01)	—
Net asset value, end of period	$14.92	$14.42	$17.10	$15.69	$12.59
Total return(3)	7.00%	(1.55)%	9.15%	24.76%	4.74%
Net assets, end of period (in thousands)	$676	$1,197	$2,229	$2,521	$3,026
Average net assets for the period (in thousands)	$1,005	$1,534	$2,591	$2,738	$3,228
Ratio of gross expenses to average net assets	2.01%	1.94%	1.84%	1.82%	1.86%
Ratio of net expenses to average net assets	1.91%	1.94%	1.84%	1.82%	1.86%
Ratio of net investment income/(loss) to average net assets	(0.26)%	(0.01)%	(0.27)%	(0.13)%	(0.21)%
Portfolio turnover rate	31%	30%	41%	42%	58%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
205 | Janus Investment Fund

Janus Henderson Global Select Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.02	$17.74	$16.24	$13.04	$12.43
Income from investment operations:
Net investment income/(loss)(1)	0.06	0.10	0.04	0.09	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.09	(0.58)	1.53	3.21	0.63
Total from investment operations	1.15	(0.48)	1.57	3.30	0.69
Less distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.07)	(0.10)	(0.08)
Distributions from capital gains	(0.52)	(2.13)	—	—	—
Total distributions	(0.60)	(2.24)	(0.07)	(0.10)	(0.08)
Net asset value, end of period	$15.57	$15.02	$17.74	$16.24	$13.04
Total return(2)	7.61%	(0.97)%	9.69%	25.51%	5.53%
Net assets, end of period (in thousands)	$227	$248	$251	$379	$312
Average net assets for the period (in thousands)	$231	$234	$259	$349	$334
Ratio of gross expenses to average net assets	2.48%	2.47%	1.75%	1.19%	1.20%
Ratio of net expenses to average net assets	1.37%	1.36%	1.29%	1.16%	1.18%
Ratio of net investment income/(loss) to average net assets	0.38%	0.66%	0.25%	0.60%	0.48%
Portfolio turnover rate	31%	30%	41%	42%	58%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
206 | Janus Investment Fund

Janus Henderson Global Select Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.99	$17.61	$16.12	$12.94	$12.37
Income from investment operations:
Net investment income/(loss)(1)	0.14	0.19	0.15	0.16	0.11
Net gain/(loss) on investments (both realized and unrealized)	1.10	(0.58)	1.49	3.18	0.62
Total from investment operations	1.24	(0.39)	1.64	3.34	0.73
Less distributions:
Dividends from net investment income	(0.18)	(0.10)	(0.15)	(0.16)	(0.16)
Distributions from capital gains	(0.52)	(2.13)	—	—	—
Total distributions	(0.70)	(2.23)	(0.15)	(0.16)	(0.16)
Net asset value, end of period	$15.53	$14.99	$17.61	$16.12	$12.94
Total return(2)	8.25%	(0.39)%	10.22%	26.13%	5.95%
Net assets, end of period (in thousands)	$14,853	$17,024	$17,043	$16,745	$20,189
Average net assets for the period (in thousands)	$16,194	$16,875	$15,444	$28,860	$22,610
Ratio of gross expenses to average net assets	0.78%	0.80%	0.77%	0.73%	0.75%
Ratio of net expenses to average net assets	0.78%	0.80%	0.77%	0.73%	0.75%
Ratio of net investment income/(loss) to average net assets	0.91%	1.27%	0.86%	1.09%	0.89%
Portfolio turnover rate	31%	30%	41%	42%	58%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
207 | Janus Investment Fund

Janus Henderson Global Select Fund – Class N
	Years or Period ended September 30
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$14.96	$17.58	$16.09	$15.60
Income from investment operations:
Net investment income/(loss)(2)	0.14	0.19	0.16	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.12	(0.56)	1.50	0.45
Total from investment operations	1,26	(0.37)	1.66	0.49
Less distributions:
Dividends from net investment income	(0.20)	(0.12)	(0.17)	—
Distributions from capital gains	(0.52)	(2.13)	—	—
Total distributions	(0.72)	(2.25)	(0.17)	—
Net asset value, end of period	$15.50	$14.96	$17.58	$16.09
Total return(3)	8.38%	(0.28)%	10.34%	3.14%
Net assets, end of period (in thousands)	$24,271	$37,810	$33,278	$29,133
Average net assets for the period (in thousands)	$29,294	$31,647	$33,126	$18,338
Ratio of gross expenses to average net assets(4)	0.68%	0.69%	0.68%	0.74%
Ratio of net expenses to average net assets(4)	0.68%	0.69%	0.68%	0.74%
Ratio of net investment income/(loss) to average net assets(4)	0.97%	1.32%	0.92%	1.61%
Portfolio turnover rate	31%	30%	41%	42%

(1)
Period August 4, 2017 (commencement of Class N Shares) through September 30, 2017.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
208 | Janus Investment Fund

Janus Henderson Global Select Fund – Class R
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.76	$17.39	$15.99	$12.84	$12.23
Income from investment operations:
Net investment income/(loss)(1)	0.01	0.05	—(2)	0.05	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.08	(0.55)	1.49	3.18	0.61
Total from investment operations	1.09	(0.50)	1.49	3.23	0.64
Less distributions:
Dividends from net investment income	(0.04)	—	(0.09)	(0.08)	(0.03)
Distributions from capital gains	(0.52)	(2.13)	—	—	—
Total distributions	(0.56)	(2.13)	(0.09)	(0.08)	(0.03)
Net asset value, end of period	$15.29	$14.76	$17.39	$15.99	$12.84
Total return(3)	7.29%	(1.21)%	9.32%	25.25%	5.23%
Net assets, end of period (in thousands)	$107	$188	$230	$484	$302
Average net assets for the period (in thousands)	$170	$198	$459	$366	$307
Ratio of gross expenses to average net assets	3.20%	2.95%	1.76%	1.45%	1.46%
Ratio of net expenses to average net assets	1.63%	1.63%	1.56%	1.45%	1.46%
Ratio of net investment income/(loss) to average net assets	0.05%	0.37%	0.01%	0.35%	0.21%
Portfolio turnover rate	31%	30%	41%	42%	58%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
209 | Janus Investment Fund

Janus Henderson Global Select Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.96	$17.57	$16.08	$12.91	$12.34
Income from investment operations:
Net investment income/(loss)(1)	0.12	0.16	0.12	0.12	0.09
Net gain/(loss) on investments (both realized and unrealized)	1.10	(0.57)	1.51	3.19	0.61
Total from investment operations	1.22	(0.41)	1.63	3.31	0.70
Less distributions:
Dividends from net investment income	(0.16)	(0.07)	(0.14)	(0.14)	(0.13)
Distributions from capital gains	(0.52)	(2.13)	—	—	—
Total distributions	(0.68)	(2.20)	(0.14)	(0.14)	(0.13)
Net asset value, end of period	$15.50	$14.96	$17.57	$16.08	$12.91
Total return(2)	8.08%	(0.54)%	10.17%	25.89%	5.70%
Net assets, end of period (in thousands)	$464,956	$484,175	$533,974	$518,679	$458,233
Average net assets for the period (in thousands)	$464,019	$481,731	$539,796	$478,930	$466,452
Ratio of gross expenses to average net assets	0.92%	0.93%	0.92%	0.93%	0.94%
Ratio of net expenses to average net assets	0.91%	0.92%	0.91%	0.92%	0.93%
Ratio of net investment income/(loss) to average net assets	0.83%	1.08%	0.68%	0.81%	0.73%
Portfolio turnover rate	31%	30%	41%	42%	58%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
210 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class A
Period ended September 30 2020(1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.17
Total from investment operations	1.18
Less distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$11.18
Total return(3)	11.80%
Net assets, end of period (in thousands)	$67
Average net assets for the period (in thousands)	$63
Ratio of gross expenses to average net assets(4)	15.65%
Ratio of net expenses to average net assets(4)	1.13%
Ratio of net investment income/(loss) to average net assets(4)	0.27%
Portfolio turnover rate	11%

(1)
Period June 25, 2020 (commencement of Fund) through September 30, 2020.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
211 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class C
Period ended September 30
2020(1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income/(loss)(2)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.17
Total from investment operations	1.16
Less distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$11.16
Total return(3)	11.60%
Net assets, end of period (in thousands)	$56
Average net assets for the period (in thousands)	$54
Ratio of gross expenses to average net assets(4)	17.28%
Ratio of net expenses to average net assets(4)	1.87%
Ratio of net investment income/(loss) to average net assets(4)	(0.46)%
Portfolio turnover rate	11%

(1)
Period June 25, 2020 (commencement of Fund) through September 30, 2020.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
212 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class S
Period ended September 30
2020(1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income/(loss)(2)	—(3)
Net gain/(loss) on investments (both realized and unrealized)	1.17
Total from investment operations	1.17
Less distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$11.17
Total return(4)	11.70%
Net assets, end of period (in thousands)	$56
Average net assets for the period (in thousands)	$54
Ratio of gross expenses to average net assets(5)	16.77%
Ratio of net expenses to average net assets(5)	1.37%
Ratio of net investment income/(loss) to average net assets(5)	0.04%
Portfolio turnover rate	11%

(1)
Period June 25, 2020 (commencement of Fund) through September 30, 2020.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Less than $0.005 on a per share basis.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
213 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class I
Period ended September 30
2020(1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.17
Total from investment operations	1.19
Less distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$11.19
Total return(3)	11.90%
Net assets, end of period (in thousands)	$5,317
Average net assets for the period (in thousands)	$5,071
Ratio of gross expenses to average net assets(4)	10.72%
Ratio of net expenses to average net assets(4)	0.86%
Ratio of net investment income/(loss) to average net assets(4)	0.55%
Portfolio turnover rate	11%

(1)
Period June 25, 2020 (commencement of Fund) through September 30, 2020.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
214 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class N
Period ended September 30
2020(1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.17
Total from investment operations	1.19
Less distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$11.19
Total return(3)	11.90%
Net assets, end of period (in thousands)	$192
Average net assets for the period (in thousands)	$83
Ratio of gross expenses to average net assets(4)	14.24%
Ratio of net expenses to average net assets(4)	0.86%
Ratio of net investment income/(loss) to average net assets(4)	0.73%
Portfolio turnover rate	11%

(1)
Period June 25, 2020 (commencement of Fund) through September 30, 2020.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
215 | Janus Investment Fund

Janus Henderson Global Sustainable Equity Fund – Class T
Period ended September 30
2020(1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.17
Total from investment operations	1.18
Less distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$11.18
Total return(3)	11.80%
Net assets, end of period (in thousands)	$99
Average net assets for the period (in thousands)	$77
Ratio of gross expenses to average net assets(4)	14.65%
Ratio of net expenses to average net assets(4)	1.11%
Ratio of net investment income/(loss) to average net assets(4)	0.33%
Portfolio turnover rate	11%

(1)
Period June 25, 2020 (commencement of Fund) through September 30, 2020.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
216 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.72	$36.33	$29.11	$24.11	$20.80
Income from investment operations:
Net investment income/(loss)(1)	(0.11)	(0.05)	(0.05)	(0.05)	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	17.17	2.33	8.45	7.29	5.03
Total from investment operations	17.06	2.28	8.40	7.24	4.99
Less distributions:
Dividends from net investment income	—	—(2)	—(2)	—	(0.04)
Distributions from capital gains	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)
Total distributions	(3.33)	(1.89)	(1.18)	(2.24)	(1.68)
Net asset value, end of period	$50.45	$36.72	$36.33	$29.11	$24.11
Total return(3)	49.64%	7.70%	29.63%	31.84%	25.20%
Net assets, end of period (in thousands)	$252,037	$172,237	$136,689	$107,783	$12,832
Average net assets for the period (in thousands)	$204,220	$151,979	$125,207	$44,671	$11,091
Ratio of gross expenses to average net assets	0.99%	1.01%	1.00%	1.03%	1.08%
Ratio of net expenses to average net assets	0.99%	1.01%	1.00%	1.03%	1.08%
Ratio of net investment income/(loss) to average net assets	(0.26)%	(0.14)%	(0.16)%	(0.18)%	(0.20)%
Portfolio turnover rate	37%	36%	20%	30%	42%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
217 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$33.24	$33.31	$26.96	$22.63	$19.70
Income from investment operations:
Net investment income/(loss)(1)	(0.36)	(0.26)	(0.27)	(0.23)	(0.18)
Net gain/(loss) on investments (both realized and unrealized)	15.36	2.08	7.80	6.80	4.75
Total from investment operations	15.00	1.82	7.53	6.57	4.57
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)
Total distributions	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)
Net asset value, end of period	$44.91	$33.24	$33.31	$26.96	$22.63
Total return(2)	48.56%	6.97%	28.73%	30.91%	24.39%
Net assets, end of period (in thousands)	$89,141	$64,636	$89,817	$70,002	$5,992
Average net assets for the period (in thousands)	$75,085	$66,888	$79,328	$27,163	$5,295
Ratio of gross expenses to average net assets	1.69%	1.70%	1.72%	1.77%	1.75%
Ratio of net expenses to average net assets	1.69%	1.70%	1.72%	1.77%	1.75%
Ratio of net investment income/(loss) to average net assets	(0.96)%	(0.85)%	(0.88)%	(0.91)%	(0.87)%
Portfolio turnover rate	37%	36%	20%	30%	42%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
218 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.07	$35.79	$28.75	$23.87	$20.62
Income from investment operations:
Net investment income/(loss)(1)	(0.19)	(0.12)	(0.12)	(0.08)	(0.07)
Net gain/(loss) on investments (both realized and unrealized)	16.83	2.29	8.34	7.20	4.99
Total from investment operations	16.64	2.17	8.22	7.12	4.92
Less distributions:
Dividends from net investment income	—	—	—	—	(0.03)
Distributions from capital gains	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)
Total distributions	(3.33)	(1.89)	(1.18)	(2.24)	(1.67)
Net asset value, end of period	$49.38	$36.07	$35.79	$28.75	$23.87
Total return(2)	49.35%	7.49%	29.36%	31.65%	25.07%
Net assets, end of period (in thousands)	$21,002	$9,084	$6,628	$4,951	$5,935
Average net assets for the period (in thousands)	$14,529	$7,654	$6,405	$6,495	$4,320
Ratio of gross expenses to average net assets	1.19%	1.22%	1.20%	1.18%	1.21%
Ratio of net expenses to average net assets	1.18%	1.22%	1.19%	1.18%	1.21%
Ratio of net investment income/(loss) to average net assets	(0.46)%	(0.35)%	(0.36)%	(0.32)%	(0.34)%
Portfolio turnover rate	37%	36%	20%	30%	42%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
219 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$37.94	$37.45	$29.91	$24.65	$21.23
Income from investment operations:
Net investment income/(loss)(1)	(0.01)	0.04	0.04	0.03	0.02
Net gain/(loss) on investments (both realized and unrealized)	17.80	2.41	8.69	7.47	5.15
Total from investment operations	17.79	2.45	8.73	7.50	5.17
Less distributions:
Dividends from net investment income	—	(0.07)	(0.01)	—	(0.11)
Distributions from capital gains	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)
Total distributions	(3.33)	(1.96)	(1.19)	(2.24)	(1.75)
Net asset value, end of period	$52.40	$37.94	$37.45	$29.91	$24.65
Total return(2)	49.99%	7.97%	29.97%	32.21%	25.58%
Net assets, end of period (in thousands)	$890,656	$418,834	$353,236	$176,639	$41,814
Average net assets for the period (in thousands)	$606,085	$356,404	$248,537	$85,627	$28,300
Ratio of gross expenses to average net assets	0.75%	0.76%	0.75%	0.75%	0.80%
Ratio of net expenses to average net assets	0.75%	0.76%	0.75%	0.75%	0.80%
Ratio of net investment income/(loss) to average net assets	(0.02)%	0.11%	0.10%	0.10%	0.08%
Portfolio turnover rate	37%	36%	20%	30%	42%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
220 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class N
	Years or Period ended September 30
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$37.52	$37.05	$29.59	$24.62
Income from investment operations:
Net investment income/(loss)(2)	0.02	0.07	0.06	0.05
Net gain/(loss) on investments (both realized and unrealized)	17.60	2.37	8.60	6.04
Total from investment operations	17.62	2.44	8.66	6.09
Less distributions:
Dividends from net investment income	—	(0.08)	(0.02)	—
Distributions from capital gains	(3.33)	(1.89)	(1.18)	(1.12)
Total distributions	(3.33)	(1.97)	(1.20)	(1.12)
Net asset value, end of period	$51.81	$37.52	$37.05	$29.59
Total return(3)	50.10%	8.06%	30.04%	25.10%
Net assets, end of period (in thousands)	$117,541	$41,043	$20,522	$6,091
Average net assets for the period (in thousands)	$70,265	$28,002	$11,360	$3,349
Ratio of gross expenses to average net assets(4)	0.67%	0.69%	0.69%	0.69%
Ratio of net expenses to average net assets(4)	0.67%	0.69%	0.69%	0.69%
Ratio of net investment income/(loss) to average net assets(4)	0.06%	0.19%	0.17%	0.28%
Portfolio turnover rate	37%	36%	20%	30%

(1)
Period January 27, 2017 (commencement of Class N Shares) through September 30, 2017.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
221 | Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$37.37	$36.91	$29.54	$24.41	$21.04
Income from investment operations:
Net investment income/(loss)(1)	(0.08)	(0.02)	(0.03)	(0.02)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	17.51	2.39	8.58	7.39	5.09
Total from investment operations	17.43	2.37	8.55	7.37	5.08
Less distributions:
Dividends from net investment income	—	(0.02)	—	—	(0.07)
Distributions from capital gains	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)
Total distributions	(3.33)	(1.91)	(1.18)	(2.24)	(1.71)
Net asset value, end of period	$51.47	$37.37	$36.91	$29.54	$24.41
Total return(2)	49.77%	7.82%	29.70%	31.99%	25.37%
Net assets, end of period (in thousands)	$1,601,653	$936,931	$961,794	$601,485	$394,705
Average net assets for the period (in thousands)	$1,210,097	$869,267	$812,197	$477,426	$339,697
Ratio of gross expenses to average net assets	0.92%	0.93%	0.92%	0.93%	0.95%
Ratio of net expenses to average net assets	0.91%	0.92%	0.92%	0.93%	0.94%
Ratio of net investment income/(loss) to average net assets	(0.18)%	(0.06)%	(0.08)%	(0.09)%	(0.06)%
Portfolio turnover rate	37%	36%	20%	30%	42%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
222 | Janus Investment Fund

Janus Henderson Global Value Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.24	$15.22	$14.82	$13.26	$13.14
Income from investment operations:
Net investment income/(loss)(1)	0.22	0.30	0.26	0.21	0.24
Net gain/(loss) on investments (both realized and unrealized)	(1.02)	(0.10)	0.48	1.60	0.52
Total from investment operations	(0.80)	0.20	0.74	1.81	0.76
Less distributions:
Dividends from net investment income	(0.40)	(0.27)	(0.27)	(0.25)	(0.26)
Distributions from capital gains	(0.59)	(0.91)	(0.07)	—	(0.38)
Total distributions	(0.99)	(1.18)	(0.34)	(0.25)	(0.64)
Net asset value, end of period	$12.45	$14.24	$15.22	$14.82	$13.26
Total return(2)	(6.50)%	2.13%	5.01%	13.91%	5.97%
Net assets, end of period (in thousands)	$3,145	$4,685	$3,261	$4,258	$16,995
Average net assets for the period (in thousands)	$3,572	$4,309	$3,699	$10,024	$19,829
Ratio of gross expenses to average net assets	1.00%	1.01%	0.98%	0.94%	0.96%
Ratio of net expenses to average net assets	1.00%	1.01%	0.98%	0.94%	0.96%
Ratio of net investment income/(loss) to average net assets	1.71%	2.12%	1.76%	1.56%	1.82%
Portfolio turnover rate	24%	22%	21%	29%	20%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
223 | Janus Investment Fund

Janus Henderson Global Value Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.88	$14.82	$14.47	$12.94	$12.82
Income from investment operations:
Net investment income/(loss)(1)	0.12	0.18	0.15	0.13	0.14
Net gain/(loss) on investments (both realized and unrealized)	(1.01)	(0.08)	0.46	1.54	0.51
Total from investment operations	(0.89)	0.10	0.61	1.67	0.65
Less distributions:
Dividends from net investment income	(0.26)	(0.13)	(0.19)	(0.14)	(0.15)
Distributions from capital gains	(0.59)	(0.91)	(0.07)	—	(0.38)
Total distributions	(0.85)	(1.04)	(0.26)	(0.14)	(0.53)
Net asset value, end of period	$12.14	$13.88	$14.82	$14.47	$12.94
Total return(2)	(7.20)%	1.38%	4.22%	13.06%	5.21%
Net assets, end of period (in thousands)	$1,745	$3,962	$5,355	$6,907	$9,696
Average net assets for the period (in thousands)	$3,135	$4,772	$6,255	$8,103	$11,051
Ratio of gross expenses to average net assets	1.75%	1.75%	1.73%	1.70%	1.69%
Ratio of net expenses to average net assets	1.75%	1.75%	1.73%	1.70%	1.69%
Ratio of net investment income/(loss) to average net assets	0.96%	1.31%	1.02%	0.94%	1.07%
Portfolio turnover rate	24%	22%	21%	29%	20%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
224 | Janus Investment Fund

Janus Henderson Global Value Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.01	$15.25	$15.11	$13.45	$13.31
Income from investment operations:
Net investment income/(loss)(1)	(0.22)	(0.05)	(0.06)	0.22	0.22
Net gain/(loss) on investments (both realized and unrealized)	(1.07)	(0.10)	0.57	1.61	0.53
Total from investment operations	(1.29)	(0.15)	0.51	1.83	0.75
Less distributions:
Dividends from net investment income	(0.08)	(0.18)	(0.30)	(0.17)	(0.23)
Distributions from capital gains	(0.59)	(0.91)	(0.07)	—	(0.38)
Total distributions	(0.67)	(1.09)	(0.37)	(0.17)	(0.61)
Net asset value, end of period	$12.05	$14.01	$15.25	$15.11	$13.45
Total return(2)	(9.93)%	(0.32)%	3.37%	13.76%	5.79%
Net assets, end of period (in thousands)	$40	$134	$131	$52	$75
Average net assets for the period (in thousands)	$95	$128	$83	$46	$130
Ratio of gross expenses to average net assets	4.28%	3.44%	2.94%	1.13%	1.13%
Ratio of net expenses to average net assets	4.26%	3.42%	2.90%	1.11%	1.11%
Ratio of net investment income/(loss) to average net assets	(1.68)%	(0.34)%	(0.37)%	1.53%	1.60%
Portfolio turnover rate	24%	22%	21%	29%	20%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
225 | Janus Investment Fund

Janus Henderson Global Value Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.10	$15.08	$14.72	$13.19	$13.07
Income from investment operations:
Net investment income/(loss)(1)	0.22	0.32	0.30	0.28	0.27
Net gain/(loss) on investments (both realized and unrealized)	(0.98)	(0.10)	0.48	1.55	0.52
Total from investment operations	(0.76)	0.22	0.78	1.83	0.79
Less distributions:
Dividends from net investment income	(0.42)	(0.29)	(0.35)	(0.30)	(0.29)
Distributions from capital gains	(0.59)	(0.91)	(0.07)	—	(0.38)
Total distributions	(1.01)	(1.20)	(0.42)	(0.30)	(0.67)
Net asset value, end of period	$12.33	$14.10	$15.08	$14.72	$13.19
Total return(2)	(6.27)%	2.33%	5.30%	14.14%	6.26%
Net assets, end of period (in thousands)	$6,887	$68,368	$80,054	$120,781	$34,957
Average net assets for the period (in thousands)	$32,440	$72,406	$99,630	$81,508	$42,695
Ratio of gross expenses to average net assets	0.93%	1.02%	0.96%	0.84%	0.69%
Ratio of net expenses to average net assets	0.72%	0.78%	0.77%	0.78%	0.69%
Ratio of net investment income/(loss) to average net assets	1.56%	2.28%	1.99%	2.05%	2.10%
Portfolio turnover rate	24%	22%	21%	29%	20%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
226 | Janus Investment Fund

Janus Henderson Global Value Fund – Class N
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.01	$15.01	$14.67	$13.14	$13.03
Income from investment operations:
Net investment income/(loss)(1)	0.26	0.32	0.31	0.28	0.28
Net gain/(loss) on investments (both realized and unrealized)	(1.01)	(0.10)	0.47	1.56	0.52
Total from investment operations	(0.75)	0.22	0.78	1.84	0.80
Less distributions:
Dividends from net investment income	(0.43)	(0.31)	(0.37)	(0.31)	(0.31)
Distributions from capital gains	(0.59)	(0.91)	(0.07)	—	(0.38)
Total distributions	(1.02)	(1.22)	(0.44)	(0.31)	(0.69)
Net asset value, end of period	$12.24	$14.01	$15.01	$14.67	$13.14
Total return(2)	(6.21)%	2.38%	5.36%	14.28%	6.36%
Net assets, end of period (in thousands)	$2,631	$2,755	$2,796	$2,695	$2,687
Average net assets for the period (in thousands)	$2,790	$2,626	$2,780	$2,738	$2,792
Ratio of gross expenses to average net assets	0.71%	0.74%	0.67%	0.61%	0.62%
Ratio of net expenses to average net assets	0.71%	0.74%	0.67%	0.61%	0.62%
Ratio of net investment income/(loss) to average net assets	2.05%	2.34%	2.07%	2.05%	2.17%
Portfolio turnover rate	24%	22%	21%	29%	20%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
227 | Janus Investment Fund

Janus Henderson Global Value Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.34	$15.31	$14.94	$13.37	$13.24
Income from investment operations:
Net investment income/(loss)(1)	0.25	0.31	0.28	0.25	0.25
Net gain/(loss) on investments (both realized and unrealized)	(1.04)	(0.10)	0.49	1.59	0.53
Total from investment operations	(0.79)	0.21	0.77	1.84	0.78
Less distributions:
Dividends from net investment income	(0.41)	(0.27)	(0.33)	(0.27)	(0.27)
Distributions from capital gains	(0.59)	(0.91)	(0.07)	—	(0.38)
Total distributions	(1.00)	(1.18)	(0.40)	(0.27)	(0.65)
Net asset value, end of period	$12.55	$14.34	$15.31	$14.94	$13.37
Total return(2)	(6.35)%	2.23%	5.19%	14.02%	6.12%
Net assets, end of period (in thousands)	$25,500	$35,971	$39,528	$47,811	$61,093
Average net assets for the period (in thousands)	$30,625	$35,898	$44,703	$51,939	$62,896
Ratio of gross expenses to average net assets	0.86%	0.88%	0.87%	0.86%	0.87%
Ratio of net expenses to average net assets	0.85%	0.87%	0.86%	0.85%	0.87%
Ratio of net investment income/(loss) to average net assets	1.88%	2.19%	1.88%	1.78%	1.91%
Portfolio turnover rate	24%	22%	21%	29%	20%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
228 | Janus Investment Fund

Janus Henderson International Opportunities Fund – Class A
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$24.08	$29.10	$29.50	$29.08	$26.05	$28.44
Income from investment operations:
Net investment income/(loss)(2)	0.11	0.23	0.28	0.11	0.17	0.25
Net gain/(loss) on investments (both realized and unrealized)	1.49	(1.64)	(0.39)	0.31	3.25	(2.28)
Total from investment operations	1.60	(1.41)	(0.11)	0.42	3.42	(2.03)
Less distributions:
Dividends from net investment income	(0.22)	(0.44)	(0.29)	—	(0.39)	(0.36)
Distributions from capital gains	(0.69)	(3.17)	—	—	—	—
Total distributions	(0.91)	(3.61)	(0.29)	—	(0.39)	(0.36)
Net asset value, end of period	$24.77	$24.08	$29.10	$29.50	$29.08	$26.05
Total return(3)	6.61%	(3.07)%(4)	(0.40)%	1.44%	13.36%	(7.18)%
Net assets, end of period (in thousands)	$295,282	$357,079	$485,243	$623,172	$637,250	$784,966
Average net assets for the period (in thousands)	$316,482	$419,053	$577,151	$625,740	$682,656	$1,339,821
Ratio of gross expenses to average net assets(5)	1.42%	1.45%	1.29%	1.33%	1.31%	1.35%
Ratio of net expenses to average net assets(5)	1.28%	1.32%	1.29%	1.33%	1.31%	1.35%
Ratio of net investment income/(loss) to average net assets(5)	0.46%	0.96%	0.94%	2.18%	0.63%	0.99%
Portfolio turnover rate	57%	45%	56%	5%	51%	45%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Total return without the effect of affiliated payments would have been (3.11)%.
(5)
Annualized for periods of less than one full year.
229 | Janus Investment Fund

Janus Henderson International Opportunities Fund – Class C
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$22.53	$27.13	$27.46	$27.11	$24.31	$26.60
Income from investment operations:
Net investment income/(loss)(2)	(0.05)	0.02	0.06	0.06	(0.03)	0.12
Net gain/(loss) on investments (both realized and unrealized)	1.38	(1.45)	(0.36)	0.29	3.04	(2.21)
Total from investment operations	1.33	(1.43)	(0.30)	0.35	3.01	(2.09)
Less distributions:
Dividends from net investment income	—	—	(0.03)	—	(0.21)	(0.20)
Distributions from capital gains	(0.69)	(3.17)	—	—	—	—
Total distributions	(0.69)	(3.17)	(0.03)	—	(0.21)	(0.20)
Net asset value, end of period	$23.17	$22.53	$27.13	$27.46	$27.11	$24.31
Total return(3)	5.86%	(3.64)%(4)	(1.09)%	1.29%	12.50%	(7.88)%
Net assets, end of period (in thousands)	$61,292	$106,863	$336,880	$432,601	$437,418	$504,192
Average net assets for the period (in thousands)	$82,679	$161,985	$397,796	$430,739	$457,115	$513,230
Ratio of gross expenses to average net assets(5)	2.06%	2.09%	2.00%	2.16%	2.09%	2.11%
Ratio of net expenses to average net assets(5)	1.92%	1.97%	2.00%	2.16%	2.09%	2.11%
Ratio of net investment income/(loss) to average net assets(5)	(0.24)%	0.10%	0.22%	1.36%	(0.13)%	0.50%
Portfolio turnover rate	57%	45%	56%	5%	51%	45%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Total return without the effect of affiliated payments would have been (3.68)%.
(5)
Annualized for periods of less than one full year.
230 | Janus Investment Fund

Janus Henderson International Opportunities Fund – Class S
	Years or Period ended September 30				Period ended July 31 2017(2)
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$23.80	$29.00	$29.48	$29.06	$28.47
Income from investment operations:
Net investment income/(loss)(3)	0.09	0.23	0.44	0.11	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.46	(1.72)	(0.53)	0.31	0.57
Total from investment operations	1.55	(1.49)	(0.09)	0.42	0.59
Less distributions:
Dividends from net investment income	—	(0.54)	(0.39)	—	—
Distributions from capital gains	(0.69)	(3.17)	—	—	—
Total distributions	(0.69)	(3.71)	(0.39)	—	—
Net asset value, end of period	$24.66	$23.80	$29.00	$29.48	$29.06
Total return(4)	6.49%	(3.32)%(5)	(0.36)%	1.45%	2.07%
Net assets, end of period (in thousands)	$59	$110	$2,674	$52	$51
Average net assets for the period (in thousands)	$95	$1,736	$591	$51	$50
Ratio of gross expenses to average net assets(6)	4.69%	1.76%	1.75%	1.44%	1.42%
Ratio of net expenses to average net assets(6)	1.41%	1.46%	1.43%	1.26%	1.42%
Ratio of net investment income/(loss) to average net assets(6)	0.40%	0.97%	1.57%	2.25%	0.38%
Portfolio turnover rate	57%	45%	56%	5%	51%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class S Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Total return without the effect of affiliated payments would have been (3.36)%.
(6)
Annualized for periods of less than one full year.
231 | Janus Investment Fund

Janus Henderson International Opportunities Fund – Class I
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$24.03	$29.06	$29.47	$29.04	$26.06	$28.45
Income from investment operations:
Net investment income/(loss)(2)	0.17	0.24	0.38	0.12	0.25	0.42
Net gain/(loss) on investments (both realized and unrealized)	1.49	(1.58)	(0.39)	0.31	3.21	(2.36)
Total from investment operations	1.66	(1.34)	(0.01)	0.43	3.46	(1.94)
Less distributions:
Dividends from net investment income	(0.31)	(0.52)	(0.40)	—	(0.48)	(0.45)
Distributions from capital gains	(0.69)	(3.17)	—	—	—	—
Total distributions	(1.00)	(3.69)	(0.40)	—	(0.48)	(0.45)
Net asset value, end of period	$24.69	$24.03	$29.06	$29.47	$29.04	$26.06
Total return(3)	6.87%	(2.75)%(4)	(0.07)%	1.48%	13.58%	(6.87)%
Net assets, end of period (in thousands)	$720,915	$1,050,061	$3,021,157	$3,721,310	$3,642,386	$2,966,703
Average net assets for the period (in thousands)	$860,681	$1,621,134	$3,542,904	$3,644,165	$2,966,203	$2,631,335
Ratio of gross expenses to average net assets(5)	1.12%	1.12%	0.99%	1.00%	1.05%	1.06%
Ratio of net expenses to average net assets(5)	0.98%	1.01%	0.99%	1.00%	1.05%	1.06%
Ratio of net investment income/(loss) to average net assets(5)	0.71%	0.99%	1.27%	2.51%	0.94%	1.65%
Portfolio turnover rate	57%	45%	56%	5%	51%	45%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Total return without the effect of affiliated payments would have been (2.79)%.
(5)
Annualized for periods of less than one full year.
232 | Janus Investment Fund

Janus Henderson International Opportunities Fund – Class N
	Years or Period ended September 30				Year or Period ended July 31
	2020	2019	2018	2017(1)	2017	2016(2)
Net asset value, beginning of period	$23.99	$29.08	$29.47	$29.03	$26.05	$27.18
Income from investment operations:
Net investment income/(loss)(3)	0.22	0.48	0.41	0.12	0.42	0.33
Net gain/(loss) on investments (both realized and unrealized)	1.46	(1.85)	(0.38)	0.32	3.05	(1.02)
Total from investment operations	1.68	(1.37)	0.03	0.44	3.47	(0.69)
Less distributions:
Dividends from net investment income	(0.31)	(0.55)	(0.42)	—	(0.49)	(0.44)
Distributions from capital gains	(0.69)	(3.17)	—	—	—	—
Total distributions	(1.00)	(3.72)	(0.42)	—	(0.49)	(0.44)
Net asset value, end of period	$24.67	$23.99	$29.08	$29.47	$29.03	$26.05
Total return(4)	6.99%	(2.82)%(5)	0.07%	1.52%	13.61%	(2.57)%
Net assets, end of period (in thousands)	$366,371	$280,749	$43,305	$10,530	$10,041	$714
Average net assets for the period (in thousands)	$315,851	$128,934	$12,868	$10,134	$2,895	$681
Ratio of gross expenses to average net assets(6)	1.05%	1.07%	0.96%	0.93%	0.98%	1.08%
Ratio of net expenses to average net assets(6)	0.90%	0.91%	0.94%	0.93%	0.97%	1.08%
Ratio of net investment income/(loss) to average net assets(6)	0.95%	2.02%	1.41%	2.57%	1.55%	1.96%
Portfolio turnover rate	57%	45%	56%	5%	51%	45%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period from November 30, 2015 (commencement of Class N Shares (formerly named Class R6 Shares)) through July 31, 2016.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Total return without the effect of affiliated payments would have been (2.86)%.
(6)
Annualized for periods of less than one full year.
233 | Janus Investment Fund

Janus Henderson International Opportunities Fund – Class R
	Years or Period ended September 30				Years ended July 31
	2020	2019	2018	2017(1)	2017	2016
Net asset value, beginning of period	$23.51	$28.42	$28.81	$28.41	$25.55	$27.97
Income from investment operations:
Net investment income/(loss)(2)	0.01	0.15	0.16	0.09	0.08	0.28
Net gain/(loss) on investments (both realized and unrealized)	1.47	(1.59)	(0.36)	0.31	3.16	(2.35)
Total from investment operations	1.48	(1.44)	(0.20)	0.40	3.24	(2.07)
Less distributions:
Dividends from net investment income	(0.09)	(0.30)	(0.19)	—	(0.38)	(0.35)
Distributions from capital gains	(0.69)	(3.17)	—	—	—	—
Total distributions	(0.78)	(3.47)	(0.19)	—	(0.38)	(0.35)
Net asset value, end of period	$24.21	$23.51	$28.42	$28.81	$28.41	$25.55
Total return(3)	6.27%	(3.35)%(4)	(0.71)%	1.41%	12.89%	(7.45)%
Net assets, end of period (in thousands)	$4,147	$9,168	$16,214	$23,122	$23,071	$20,056
Average net assets for the period (in thousands)	$6,096	$11,867	$19,820	$22,887	$21,398	$16,793
Ratio of gross expenses to average net assets(5)	1.79%	1.81%	1.66%	1.60%	1.72%	1.67%
Ratio of net expenses to average net assets(5)	1.57%	1.62%	1.62%	1.56%	1.71%	1.67%
Ratio of net investment income/(loss) to average net assets(5)	0.03%	0.63%	0.54%	1.96%	0.29%	1.12%
Portfolio turnover rate	57%	45%	56%	5%	51%	45%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Total return without the effect of affiliated payments would have been (3.39)%.
(5)
Annualized for periods of less than one full year.
234 | Janus Investment Fund

Janus Henderson International Opportunities Fund – Class T
	Years or Period ended September 30				Period ended July 31 2017(2)
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$24.00	$29.02	$29.50	$29.07	$28.47
Income from investment operations:
Net investment income/(loss)(3)	(0.01)	0.57	0.30	0.11	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.63	(1.95)	(0.37)	0.32	0.63
Total from investment operations	1.62	(1.38)	(0.07)	0.43	0.60
Less distributions:
Dividends from net investment income	(0.24)	(0.47)	(0.41)	—	—
Distributions from capital gains	(0.69)	(3.17)	—	—	—
Total distributions	(0.93)	(3.64)	(0.41)	—	—
Net asset value, end of period	$24.69	$24.00	$29.02	$29.50	$29.07
Total return(4)	6.73%	(2.92)%(5)	(0.26)%	1.48%	2.11%
Net assets, end of period (in thousands)	$3,758	$32,333	$8,614	$10,291	$9,475
Average net assets for the period (in thousands)	$14,280	$37,969	$9,802	$9,755	$2,712
Ratio of gross expenses to average net assets(6)	1.31%	1.48%	1.19%	1.18%	1.21%
Ratio of net expenses to average net assets(6)	1.16%	1.33%	1.17%	1.18%	1.19%
Ratio of net investment income/(loss) to average net assets(6)	(0.03)%	2.38%	1.01%	2.32%	(0.68)%
Portfolio turnover rate	57%	45%	56%	5%	51%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class T Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Total return without the effect of affiliated payments would have been (2.96)%.
(6)
Annualized for periods of less than one full year.
235 | Janus Investment Fund

Janus Henderson International Value Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.81	$11.27	$11.53	$10.47	$10.26
Income from investment operations:
Net investment income/(loss)(1)	0.15	0.15	0.21	0.17	0.24
Net gain/(loss) on investments (both realized and unrealized)	(0.73)	(0.68)	(0.14)	1.21	0.27
Total from investment operations	(0.58)	(0.53)	0.07	1.38	0.51
Less distributions:
Dividends from net investment income	(0.27)	(0.30)	(0.20)	(0.22)	(0.23)
Distributions from capital gains	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)
Total distributions	(0.37)	(0.93)	(0.33)	(0.32)	(0.30)
Net asset value, end of period	$8.86	$9.81	$11.27	$11.53	$10.47
Total return(2)	(6.44)%	(3.97)%	0.56%	13.72%	5.17%
Net assets, end of period (in thousands)	$915	$732	$257	$336	$385
Average net assets for the period (in thousands)	$790	$325	$318	$341	$319
Ratio of gross expenses to average net assets	2.16%	2.38%	2.02%	2.07%	2.40%
Ratio of net expenses to average net assets	1.23%	1.11%	1.19%	1.23%	1.25%
Ratio of net investment income/(loss) to average net assets	1.67%	1.57%	1.80%	1.57%	2.36%
Portfolio turnover rate	17%	14%	23%	24%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
236 | Janus Investment Fund

Janus Henderson International Value Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.82	$11.20	$11.47	$10.40	$10.17
Income from investment operations:
Net investment income/(loss)(1)	0.10	0.18	0.13	0.10	0.14
Net gain/(loss) on investments (both realized and unrealized)	(0.75)	(0.72)	(0.14)	1.21	0.29
Total from investment operations	(0.65)	(0.54)	(0.01)	1.31	0.43
Less distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.13)	(0.14)	(0.13)
Distributions from capital gains	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)
Total distributions	(0.36)	(0.84)	(0.26)	(0.24)	(0.20)
Net asset value, end of period	$8.81	$9.82	$11.20	$11.47	$10.40
Total return(2)	(7.10)%	(4.23)%	(0.15)%	13.06%	4.38%
Net assets, end of period (in thousands)	$120	$127	$316	$361	$268
Average net assets for the period (in thousands)	$125	$194	$356	$294	$263
Ratio of gross expenses to average net assets	4.78%	3.42%	2.65%	2.65%	3.24%
Ratio of net expenses to average net assets	1.80%	1.34%	1.88%	1.91%	2.01%
Ratio of net investment income/(loss) to average net assets	1.04%	1.83%	1.10%	0.99%	1.43%
Portfolio turnover rate	17%	14%	23%	24%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
237 | Janus Investment Fund

Janus Henderson International Value Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.84	$11.29	$11.55	$10.48	$10.27
Income from investment operations:
Net investment income/(loss)(1)	0.15	0.21	0.20	0.17	0.21
Net gain/(loss) on investments (both realized and unrealized)	(0.74)	(0.73)	(0.13)	1.21	0.29
Total from investment operations	(0.59)	(0.52)	0.07	1.38	0.50
Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.20)	(0.21)	(0.22)
Distributions from capital gains	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)
Total distributions	(0.40)	(0.93)	(0.33)	(0.31)	(0.29)
Net asset value, end of period	$8.85	$9.84	$11.29	$11.55	$10.48
Total return(2)	(6.56)%	(3.92)%	0.50%	13.74%	5.09%
Net assets, end of period (in thousands)	$138	$109	$276	$273	$231
Average net assets for the period (in thousands)	$129	$148	$278	$242	$222
Ratio of gross expenses to average net assets	4.22%	3.71%	2.25%	2.15%	2.72%
Ratio of net expenses to average net assets	1.26%	0.98%	1.27%	1.29%	1.34%
Ratio of net investment income/(loss) to average net assets	1.65%	2.11%	1.71%	1.64%	2.06%
Portfolio turnover rate	17%	14%	23%	24%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
238 | Janus Investment Fund

Janus Henderson International Value Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.83	$11.25	$11.51	$10.45	$10.24
Income from investment operations:
Net investment income/(loss)(1)	0.17	0.26	0.19	0.21	0.23
Net gain/(loss) on investments (both realized and unrealized)	(0.74)	(0.79)	(0.09)	1.19	0.31
Total from investment operations	(0.57)	(0.53)	0.10	1.40	0.54
Less distributions:
Dividends from net investment income	(0.28)	(0.26)	(0.23)	(0.24)	(0.26)
Distributions from capital gains	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)
Total distributions	(0.38)	(0.89)	(0.36)	(0.34)	(0.33)
Net asset value, end of period	$8.88	$9.83	$11.25	$11.51	$10.45
Total return(2)	(6.29)%	(4.03)%	0.79%	14.02%	5.50%
Net assets, end of period (in thousands)	$3,695	$5,439	$2,557	$8,040	$6,576
Average net assets for the period (in thousands)	$5,089	$3,572	$5,259	$7,270	$6,217
Ratio of gross expenses to average net assets	1.66%	1.48%	1.40%	1.72%	2.31%
Ratio of net expenses to average net assets	0.99%	0.96%	0.97%	0.98%	1.05%
Ratio of net investment income/(loss) to average net assets	1.84%	2.62%	1.64%	1.99%	2.31%
Portfolio turnover rate	17%	14%	23%	24%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
239 | Janus Investment Fund

Janus Henderson International Value Fund – Class N
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.87	$11.29	$11.54	$10.46	$10.26
Income from investment operations:
Net investment income/(loss)(1)	0.18	0.25	0.24	0.29	0.24
Net gain/(loss) on investments (both realized and unrealized)	(0.74)	(0.77)	(0.13)	1.14	0.29
Total from investment operations	(0.56)	(0.52)	0.11	1.43	0.53
Less distributions:
Dividends from net investment income	(0.30)	(0.27)	(0.23)	(0.25)	(0.26)
Distributions from capital gains	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)
Total distributions	(0.40)	(0.90)	(0.36)	(0.35)	(0.33)
Net asset value, end of period	$8.91	$9.87	$11.29	$11.54	$10.46
Total return(2)	(6.23)%	(3.92)%	0.90%	14.28%	5.45%
Net assets, end of period (in thousands)	$21,900	$29,394	$36,821	$40,245	$1,588
Average net assets for the period (in thousands)	$24,601	$31,892	$38,439	$21,621	$1,508
Ratio of gross expenses to average net assets	1.45%	1.39%	1.22%	1.11%	2.19%
Ratio of net expenses to average net assets	0.86%	0.86%	0.86%	0.87%	0.96%
Ratio of net investment income/(loss) to average net assets	1.92%	2.56%	2.12%	2.70%	2.39%
Portfolio turnover rate	17%	14%	23%	24%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
240 | Janus Investment Fund

Janus Henderson International Value Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.81	$11.24	$11.50	$10.45	$10.24
Income from investment operations:
Net investment income/(loss)(1)	0.16	0.26	0.21	0.19	0.22
Net gain/(loss) on investments (both realized and unrealized)	(0.74)	(0.80)	(0.12)	1.19	0.29
Total from investment operations	(0.58)	(0.54)	0.09	1.38	0.51
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.22)	(0.23)	(0.23)
Distributions from capital gains	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)
Total distributions	(0.37)	(0.89)	(0.35)	(0.33)	(0.30)
Net asset value, end of period	$8.86	$9.81	$11.24	$11.50	$10.45
Total return(2)	(6.40)%	(4.16)%	0.67%	13.77%	5.24%
Net assets, end of period (in thousands)	$1,011	$771	$1,055	$1,119	$664
Average net assets for the period (in thousands)	$851	$1,019	$1,211	$864	$809
Ratio of gross expenses to average net assets	2.01%	1.95%	1.59%	1.85%	2.50%
Ratio of net expenses to average net assets	1.11%	1.11%	1.11%	1.14%	1.21%
Ratio of net investment income/(loss) to average net assets	1.80%	2.58%	1.86%	1.79%	2.13%
Portfolio turnover rate	17%	14%	23%	24%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
241 | Janus Investment Fund

Janus Henderson Overseas Fund – Class A
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.94	$32.42	$32.21	$26.77	$27.19
Income from investment operations:
Net investment income/(loss)(1)	0.21	0.53	0.37	0.38	0.24
Net gain/(loss) on investments (both realized and unrealized)	2.51	(1.77)	0.34	5.27	0.47
Total from investment operations	2.72	(1.24)	0.71	5.65	0.71
Less distributions:
Dividends from net investment income	(0.58)	(0.24)	(0.50)	(0.21)	(1.13)
Total distributions	(0.58)	(0.24)	(0.50)	(0.21)	(1.13)
Net asset value, end of period	$33.08	$30.94	$32.42	$32.21	$26.77
Total return(2)	8.74%	(3.74)%	2.18%	21.32%	2.52%
Net assets, end of period (in thousands)	$15,231	$17,470	$16,739	$18,652	$23,770
Average net assets for the period (in thousands)	$15,904	$17,537	$18,900	$19,582	$29,211
Ratio of gross expenses to average net assets	1.17%	1.11%	1.01%	0.97%	0.92%
Ratio of net expenses to average net assets	1.17%	1.10%	0.99%	0.91%	0.87%
Ratio of net investment income/(loss) to average net assets	0.66%	1.78%	1.12%	1.34%	0.90%
Portfolio turnover rate	18%	22%	23%	39%	85%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
242 | Janus Investment Fund

Janus Henderson Overseas Fund – Class C
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.34	$31.76	$31.52	$26.17	$26.53
Income from investment operations:
Net investment income/(loss)(1)	(0.06)	0.28	0.10	0.18	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.43	(1.70)	0.35	5.17	0.44
Total from investment operations	2.37	(1.42)	0.45	5.35	0.48
Less distributions:
Dividends from net investment income	(0.13)	—	(0.21)	—	(0.84)
Total distributions	(0.13)	—	(0.21)	—	(0.84)
Net asset value, end of period	$32.58	$30.34	$31.76	$31.52	$26.17
Total return(2)	7.79%	(4.47)%	1.42%	20.44%	1.74%
Net assets, end of period (in thousands)	$2,665	$3,693	$10,244	$15,088	$18,960
Average net assets for the period (in thousands)	$3,305	$5,809	$13,589	$16,539	$22,970
Ratio of gross expenses to average net assets	2.02%	1.90%	1.72%	1.74%	1.72%
Ratio of net expenses to average net assets	1.99%	1.87%	1.71%	1.65%	1.63%
Ratio of net investment income/(loss) to average net assets	(0.19)%	0.95%	0.31%	0.65%	0.17%
Portfolio turnover rate	18%	22%	23%	39%	85%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
243 | Janus Investment Fund

Janus Henderson Overseas Fund – Class S
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.67	$32.08	$31.89	$26.53	$26.95
Income from investment operations:
Net investment income/(loss)(1)	0.19	0.53	0.35	0.40	0.24
Net gain/(loss) on investments (both realized and unrealized)	2.48	(1.75)	0.34	5.18	0.46
Total from investment operations	2.67	(1.22)	0.69	5.58	0.70
Less distributions:
Dividends from net investment income	(0.57)	(0.19)	(0.50)	(0.22)	(1.12)
Total distributions	(0.57)	(0.19)	(0.50)	(0.22)	(1.12)
Net asset value, end of period	$32.77	$30.67	$32.08	$31.89	$26.53
Total return(2)	8.64%	(3.74)%	2.16%	21.26%	2.52%
Net assets, end of period (in thousands)	$107,722	$118,308	$143,500	$159,832	$158,323
Average net assets for the period (in thousands)	$109,624	$125,646	$158,138	$151,659	$179,307
Ratio of gross expenses to average net assets	1.23%	1.13%	1.02%	0.95%	0.91%
Ratio of net expenses to average net assets	1.23%	1.13%	1.02%	0.95%	0.90%
Ratio of net investment income/(loss) to average net assets	0.62%	1.77%	1.06%	1.40%	0.93%
Portfolio turnover rate	18%	22%	23%	39%	85%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
244 | Janus Investment Fund

Janus Henderson Overseas Fund – Class I
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.79	$32.25	$32.05	$26.69	$27.15
Income from investment operations:
Net investment income/(loss)(1)	0.32	0.64	0.48	0.51	0.30
Net gain/(loss) on investments (both realized and unrealized)	2.50	(1.77)	0.34	5.18	0.52
Total from investment operations	2.82	(1.13)	0.82	5.69	0.82
Less distributions:
Dividends from net investment income	(0.70)	(0.33)	(0.62)	(0.33)	(1.28)
Total distributions	(0.70)	(0.33)	(0.62)	(0.33)	(1.28)
Net asset value, end of period	$32.91	$30.79	$32.25	$32.05	$26.69
Total return(2)	9.10%	(3.40)%	2.54%	21.62%	2.92%
Net assets, end of period (in thousands)	$44,806	$42,606	$52,204	$61,797	$62,308
Average net assets for the period (in thousands)	$43,005	$45,239	$58,918	$59,304	$104,306
Ratio of gross expenses to average net assets	0.84%	0.74%	0.64%	0.57%	0.52%
Ratio of net expenses to average net assets	0.84%	0.74%	0.64%	0.57%	0.52%
Ratio of net investment income/(loss) to average net assets	1.04%	2.14%	1.44%	1.79%	1.14%
Portfolio turnover rate	18%	22%	23%	39%	85%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
245 | Janus Investment Fund

Janus Henderson Overseas Fund – Class N
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.62	$32.08	$31.89	$26.58	$27.07
Income from investment operations:
Net investment income/(loss)(1)	0.32	0.68	0.52	0.66	0.34
Net gain/(loss) on investments (both realized and unrealized)	2.52	(1.77)	0.33	5.03	0.50
Total from investment operations	2.84	(1.09)	0.85	5.69	0.84
Less distributions:
Dividends from net investment income	(0.74)	(0.37)	(0.66)	(0.38)	(1.33)
Total distributions	(0.74)	(0.37)	(0.66)	(0.38)	(1.33)
Net asset value, end of period	$32.72	$30.62	$32.08	$31.89	$26.58
Total return(2)	9.20%	(3.27)%	2.65%	21.76%	3.02%
Net assets, end of period (in thousands)	$23,810	$51,945	$69,995	$76,655	$48,999
Average net assets for the period (in thousands)	$45,317	$59,886	$74,170	$53,209	$69,294
Ratio of gross expenses to average net assets	0.74%	0.63%	0.53%	0.47%	0.41%
Ratio of net expenses to average net assets	0.74%	0.63%	0.53%	0.47%	0.41%
Ratio of net investment income/(loss) to average net assets	1.02%	2.27%	1.58%	2.29%	1.26%
Portfolio turnover rate	18%	22%	23%	39%	85%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Overseas Fund – Class R
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.41	$31.78	$31.60	$26.28	$26.73
Income from investment operations:
Net investment income/(loss)(1)	0.11	0.44	0.26	0.32	0.18
Net gain/(loss) on investments (both realized and unrealized)	2.45	(1.72)	0.34	5.16	0.44
Total from investment operations	2.56	(1.28)	0.60	5.48	0.62
Less distributions:
Dividends from net investment income	(0.49)	(0.09)	(0.42)	(0.16)	(1.07)
Total distributions	(0.49)	(0.09)	(0.42)	(0.16)	(1.07)
Net asset value, end of period	$32.48	$30.41	$31.78	$31.60	$26.28
Total return(2)	8.37%	(4.00)%	1.88%	20.99%	2.23%
Net assets, end of period (in thousands)	$21,288	$24,381	$30,258	$35,054	$36,102
Average net assets for the period (in thousands)	$22,679	$25,588	$34,353	$34,347	$39,507
Ratio of gross expenses to average net assets	1.49%	1.39%	1.27%	1.20%	1.16%
Ratio of net expenses to average net assets	1.49%	1.39%	1.27%	1.20%	1.16%
Ratio of net investment income/(loss) to average net assets	0.35%	1.50%	0.81%	1.15%	0.71%
Portfolio turnover rate	18%	22%	23%	39%	85%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
247 | Janus Investment Fund

Janus Henderson Overseas Fund – Class T
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.70	$32.14	$31.95	$26.59	$27.06
Income from investment operations:
Net investment income/(loss)(1)	0.27	0.60	0.43	0.47	0.31
Net gain/(loss) on investments (both realized and unrealized)	2.49	(1.76)	0.34	5.20	0.46
Total from investment operations	2.76	(1.16)	0.77	5.67	0.77
Less distributions:
Dividends from net investment income	(0.66)	(0.28)	(0.58)	(0.31)	(1.24)
Total distributions	(0.66)	(0.28)	(0.58)	(0.31)	(1.24)
Net asset value, end of period	$32.80	$30.70	$32.14	$31.95	$26.59
Total return(2)	8.93%	(3.51)%	2.40%	21.62%	2.75%
Net assets, end of period (in thousands)	$411,807	$444,252	$532,840	$605,692	$606,090
Average net assets for the period (in thousands)	$422,347	$462,499	$589,204	$580,342	$663,436
Ratio of gross expenses to average net assets	0.98%	0.88%	0.77%	0.70%	0.66%
Ratio of net expenses to average net assets	0.97%	0.87%	0.77%	0.69%	0.65%
Ratio of net investment income/(loss) to average net assets	0.88%	2.03%	1.32%	1.65%	1.20%
Portfolio turnover rate	18%	22%	23%	39%	85%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
248 | Janus Investment Fund

Appendix A – intermediary sales charge waivers and discounts

AMERIPRISE FINANCIAL
The following information is provided by Ameriprise Financial:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

EDWARD JONES
The following information is provided by Edward D. Jones & Co. (“Edward Jones”):
Sales Waivers and Reductions in Sales Charges
Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the same fund family or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.
Breakpoints
Rights of Accumulation (ROA)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
•
ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and
249 | Janus Investment Fund

breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder
•
Systematic withdrawals with up to 10% per year of the account value
•
Return of excess contributions from an Individual Retirement Account (IRA)
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
•
Shares exchanged in an Edward Jones fee-based program
•
Shares acquired through NAV reinstatement
******************************************************************************
Other Important Information
1.1 Minimum Purchase Amounts
•
$250 initial purchase minimum
•
$50 subsequent purchase minimum
1.2 Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
°
A fee-based account held on an Edward Jones platform
°
A 529 account held on an Edward Jones platform
°
An account with an active systematic investment plan or letter of intent (LOI)
1.3 Changing Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.
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MERRILL LYNCH
The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or Statement of Additional Information.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage
(non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within
90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals)
and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill
Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

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Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the
ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY
The following information is provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES
The following information is provided by Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates:
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.
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Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

UBS Financial Services Inc.
The following information is provided by UBS Financial Services Inc.:
UBS Financial Services Inc. (“UBS”) may offer Class I Shares to its retail brokerage clients whose Shares are held in omnibus accounts at UBS, or its designee, without a sales charge, load or 12b-1 distribution/service fee. For these clients UBS may charge commissions or transaction fees with respect to brokerage transactions in Class I Shares. Such fees are imposed by UBS for its retail brokerage clients, not the Fund, and are not paid by other purchasers of Class I Shares. The imposition of such fees by UBS does not impact the net asset value calculated after your order for Class I Shares is received by the Fund. Please contact your UBS representative for more information about these fees and other eligibility requirements.
253 | Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually
254 | Janus Investment Fund

shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Fund’s returns.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
255 | Janus Investment Fund

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s net asset value (“NAV”). Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
256 | Janus Investment Fund

Derivatives are instruments that have a value derived from, or directly linked to an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
257 | Janus Investment Fund

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value
258 | Janus Investment Fund

of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

Strategy-Specific Definitions For Janus Henderson Global Sustainable Equity Fund
Environmental, social, and governance (ESG) factors are a set of factors considered in employing a Fund’s investment strategy that include corporate governance, human capital and diversity, carbon footprint, and business ethics.
Sustainable Investing is an investment approach that focuses on companies that relate to certain sustainable development themes, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.
125-20-01000 01-21

▼  January 28, 2021

Class D Shares Ticker
Global & International Equity
Janus Henderson Asia Equity Fund	JAQDX
Janus Henderson Emerging Markets Fund	HEMDX
Janus Henderson European Focus Fund	HFEDX
Janus Henderson Global Equity Income Fund	HFQDX
Janus Henderson Global Life Sciences Fund	JNGLX
Janus Henderson Global Real Estate Fund	JNGSX
Janus Henderson Global Research Fund	JANWX
Janus Henderson Global Select Fund	JANRX
Janus Henderson Global Sustainable Equity Fund	JEDTX
Janus Henderson Global Technology and Innovation Fund	JNGTX
Janus Henderson Global Value Fund	JNGOX
Janus Henderson International Opportunities Fund	HFODX
Janus Henderson International Value Fund	JIFDX
Janus Henderson Overseas Fund	JNOSX
Janus Investment Fund

Prospectus

Eliminate Paper Mail. Set up e-Delivery of prospectuses, annual reports, and statements at janushenderson.com/edelivery.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes 14 portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund. Janus Henderson Global Value Fund and Janus Henderson International Value Fund are subadvised by Perkins Investment Management LLC (“Perkins”).
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are offered directly through the Janus Henderson funds to eligible investors by calling 1-800-525-3713 or at janushenderson.com/individual. The Shares are not offered through financial intermediaries.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Fund summary
Janus Henderson Asia Equity Fund	2
Janus Henderson Emerging Markets Fund	8
Janus Henderson European Focus Fund	14
Janus Henderson Global Equity Income Fund	20
Janus Henderson Global Life Sciences Fund	26
Janus Henderson Global Real Estate Fund	31
Janus Henderson Global Research Fund	36
Janus Henderson Global Select Fund	41
Janus Henderson Global Sustainable Equity Fund	47
Janus Henderson Global Technology and Innovation Fund	51
Janus Henderson Global Value Fund	56
Janus Henderson International Opportunities Fund	61
Janus Henderson International Value Fund	67
Janus Henderson Overseas Fund	72
Additional information about the Funds
Fees and expenses	78
Additional investment strategies and general portfolio policies	79
Risks of the Funds	84
Management of the Funds
Investment adviser	95
Management expenses	96
Subadviser	99
Investment personnel	99
Other information	105
Distributions and taxes	106
Shareholder’s manual
Doing business with Janus Henderson	109
Pricing of fund shares	113
Administrative services fees	114
Payments to financial intermediaries by Janus Capital or its affiliates	115
Paying for shares	116
Exchanges	117
Payment of redemption proceeds	118
Excessive trading	120
Shareholder services and account policies	122
Supplemental performance information - Janus Henderson Global Sustainable Equity Fund	125
Financial highlights	126
Glossary of investment terms	140
1 | Janus Investment Fund

Fund summary

Janus Henderson Asia Equity Fund
Ticker:	JAQDX	Class D Shares

Investment Objective
Janus Henderson Asia Equity Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.91%
Other Expenses(2)	1.12%
Total Annual Fund Operating Expenses	2.03%
Fee Waiver(3)	0.77%
Total Annual Fund Operating Expenses After Fee Waiver(3)	1.26%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
(2)
Other Expenses have been restated to reflect current fees.
(3)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 1.11% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 206	$ 637	$ 1,093	$ 2,358

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The Fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, and Sri Lanka. Subject to the Fund’s 80% investment policy, the Fund may also invest in issuers from other countries, including Australia and New Zealand. The Fund may have significant exposure to emerging market countries.
2 | Janus Henderson Asia Equity Fund

The Fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities, real estate-related companies, and real estate investment trusts sponsored by Asian real estate companies. The Fund may invest in companies of any market capitalization. While the Fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country.
The portfolio managers apply two key principles when investing in Asian equities. First, the portfolio managers use fundamental research to identify high quality companies which, if bought at the right price, are expected to produce outperformance relative to the broader market over a three to five year time horizon. These companies form the core of the portfolio. The second principle applied in the stock selection process is intended to account for shorter-term factors including liquidity flows, economic data and government policy changes which, in the portfolio managers’ opinion, may have a significant impact on share prices within the region and result in an allocation to dynamic companies within the portfolio. This approach aims to mitigate any major style bias and deliver favorable risk-adjusted returns in different market conditions. The portfolio managers believe that both core and dynamic companies can be identified by conducting fundamental cash flow and returns analysis, detailed company research, and by engaging actively with investee companies.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an Asian equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020 , approximately 88.8% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Geographic Investment Risk.   Because the Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as social, financial, economic, and political conditions within that region or country. Specifically, the Fund’s investments in Asian issuers increase the Fund’s exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political and regulatory developments, and
3 | Janus Henderson Asia Equity Fund

economic environmental events (such as natural disasters) which may be particular to Asian countries. Events that negatively affect the fiscal stability of Asian countries may cause the value of the Fund’s shares to decrease, in some cases significantly. As a result, the Fund is likely to be more volatile than more geographically diverse funds. In addition, many of the economies of the Asian countries in which the Fund invests are interdependent, which may cause them to experience the impact of such events at the same time or may increase the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region.
The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The Chinese central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Actions of the Chinese government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain securities.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the
4 | Janus Henderson Asia Equity Fund

Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	18.71%	Worst Quarter:	1st Quarter 2020	– 20.74%

5 | Janus Henderson Asia Equity Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	Since Inception (7/29/11)
Class D Shares
Return Before Taxes	27.07%	14.29%	7.26%
Return After Taxes on Distributions	27.22%	13.69%	6.56%
Return After Taxes on Distributions and Sale of Fund Shares	16.20%	11.43%	5.69%
MSCI All Country Asia ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	25.02%	13.58%	6.65%
MSCI All Country Asia-Pacific ex-Japan Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	22.44%	12.93%	6.35%

The Fund’s primary benchmark index is the MSCI All Country Asia ex-Japan Index. The Fund also compares its performance to the MSCI All Country Asia-Pacific ex-Japan Index. The MSCI All Country Asia ex-Japan Index is used to calculate the Fund’s performance fee adjustment. The indices are described below.
•
The MSCI All Country Asia ex-Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.
•
The MSCI All Country Asia-Pacific ex-Japan Index captures large and mid cap representation across developed market countries and emerging market countries in the Asia-Pacific region, excluding Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Andrew Gillan is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017. Mervyn Koh, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

6 | Janus Henderson Asia Equity Fund

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
7 | Janus Henderson Asia Equity Fund

Fund summary

Janus Henderson Emerging Markets Fund
Ticker:	HEMDX	Class D Shares

Investment Objective
Janus Henderson Emerging Markets Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	1.00%
Other Expenses	0.71%
Total Annual Fund Operating Expenses	1.71%
Fee Waiver(1)	0.52%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.19%

(1)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 1.03% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 174	$ 539	$ 928	$ 2,019

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in emerging market countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Emerging market countries are all countries represented by the MSCI Emerging Markets Indexsm and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa.
Companies in emerging market countries are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office, and/or the principal trading market of its stock are located in an emerging market country; (ii) 50% or more of its assets are located in emerging market countries, (iii) 50% or more of its revenues are derived from emerging market countries; or (iv) a company with similar emerging markets exposure.
8 | Janus Henderson Emerging Markets Fund

In addition to the Fund’s main investments, the Fund may invest no more than 20% of its net assets in the securities of issuers in developed market countries.
The Fund may invest in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may invest in derivatives such as futures, options, forward currency contracts, warrants, and swaps for various investment purposes, such as to gain exposure to a particular portion of the market or to manage or hedge portfolio risk.
The portfolio manager employs both a “top-down” and “bottom-up” approach to select investments for the Fund. The top-down approach involves a macro analysis of factors that include an issuer’s economic growth profile, the stages of a country’s development, and trends in a country’s governance and regulatory framework. The bottom-up analysis focuses on fundamental research and considers, among other factors, a company’s valuation, growth potential, competitive positioning, projected future earnings, cash flows, governance, and dividends. The Fund has the ability to invest more heavily in either growth or value securities depending on market conditions and the portfolio manager’s convictions. The Fund may engage in active and frequent trading to achieve its investment objective.
The Fund generally sells a stock when, in the portfolio manager’s opinion, there is a deterioration in the factors considered in selecting investments for the Fund, including changes in a country’s stage of development, governance, or regulatory framework. The Fund may also sell a stock when, in the portfolio manager’s opinion, a company’s fundamentals or a company’s revenue growth has slowed, or there has been changes in a company’s risk/reward potential.
At times, the Fund may invest to a significant degree in issuers located in a single country or region, which particularly includes China. In addition, the Fund may invest in securities issued by small- and mid-sized companies and in less seasoned issuers.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Emerging Markets Risk.   Emerging markets securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in non-U.S. securities, particularly investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives,
9 | Janus Henderson Emerging Markets Fund

but such investments also involve other risks. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
China Exposure Risk.   The value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The Chinese central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Actions of the Chinese government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain securities.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Growth Securities Risk.   The Fund may invest in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of
10 | Janus Henderson Emerging Markets Fund

favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Value Investing Risk.   The Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio manager.
Portfolio Turnover Risk.   Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may use derivatives, including forward currency contracts, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio manager or if the cost of the derivative outweighs the benefit of the hedge.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on June 5, 2017. The performance shown for Class D Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of Henderson Emerging Markets Fund (the “Predecessor Fund”), calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the merger automatically exchanged for Class D Shares of the Fund following the merger. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the performance shown may have been different because the Fund and the Predecessor Fund have different
11 | Janus Henderson Emerging Markets Fund

expenses. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713 .
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.84%	Worst Quarter:	3rd Quarter 2011	– 24.96%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (12/31/10)
Class D Shares
Return Before Taxes	22.62%	10.57%	2.92%	2.92%
Return After Taxes on Distributions	22.34%	10.22%	2.72%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	13.61%	8.48%	2.35%	2.35%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	18.31%	12.81%	3.63%	3.63%

The Fund’s primary benchmark index is the MSCI Emerging Markets Index. The index is described below.
•
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class I Shares for the period prior to June 5, 2017. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Daniel J. Graña , CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since September 2019.

12 | Janus Henderson Emerging Markets Fund

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
13 | Janus Henderson Emerging Markets Fund

Fund summary

Janus Henderson European Focus Fund
Ticker:	HFEDX	Class D Shares

Investment Objective
Janus Henderson European Focus Fund seeks long-term capital appreciation primarily through investment in equities of European companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	1.00%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver(1)	0.29%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.11%

(1)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.96% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 143	$ 443	$ 766	$ 1,680

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 160 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. European companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe, (ii) 50% or more of its assets are located in Europe, or (iii) 50% or more of its revenues are derived from Europe.
The portfolio manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size, including through private placements. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and global market and industry dynamics that are expected to drive stock prices of European companies. The portfolio manager will invest in both “growth” stocks that the portfolio manager
14 | Janus Henderson European Focus Fund

believes are reasonably priced and “value” stocks that are, in the portfolio manager’s opinion, undervalued. Companies are evaluated using a broad range of criteria, including: (i) a company’s financial strength; (ii) competitive position in its industry; and (iii) projected future earnings and cash flows.
The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. The Fund may also invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland. The Fund may, under unusual circumstances, invest in a single country or a limited number of countries.
In evaluating investment opportunities in various market conditions, the portfolio manager conducts fundamental research that considers factors such as: (i) a company’s historic and projected return on capital; (ii) the quality of a company’s management; and (iii) a company’s historical valuations, as well as valuation relative to the wider market.
The Fund generally sells a stock when, in the portfolio manager’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, its earnings are disappointing, or its revenue growth has slowed. The Fund may also sell a stock if the portfolio manager believes that negative country, sector, or regional factors may affect the company’s outlook, in the portfolio manager’s opinion, a superior investment opportunity arises or to meet cash requirements.
The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the portfolio manager generally will invest across countries, industry groups and/or securities.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio of European companies, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
15 | Janus Henderson European Focus Fund

Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. Although Western Europe is developed, recent economic hardship will pose investment risk in neighboring emerging nations.
Value Investing Risk.   The Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio manager.
Growth Securities Risk.   The Fund may invest in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Portfolio Turnover Risk.   Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020 , the Fund did not hold investments in emerging markets.
16 | Janus Henderson European Focus Fund

Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
United Kingdom Risk.   The Fund is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on June 5, 2017. The performance shown for Class D Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of Henderson European Focus Fund (the “Predecessor Fund”), calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the merger automatically exchanged for Class D Shares of the Fund following the merger. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the performance shown may have been different because the Fund and the Predecessor Fund have different expenses. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
17 | Janus Henderson European Focus Fund

The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713 .
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	1st Quarter 2012	23.44%	Worst Quarter:	3rd Quarter 2011	– 28.31%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class D Shares
Return Before Taxes	26.75%	5.40%	5.53%	12.25%
Return After Taxes on Distributions	26.80%	5.08%	5.17%	11.36%
Return After Taxes on Distributions and Sale of Fund Shares	16.12%	4.31%	4.43%	10.53%
MSCI Europe Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	5.38%	6.78%	5.32%	5.59%

The Fund’s primary benchmark index is the MSCI Europe Index. The index is described below.
•
The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Robert Schramm-Fuchs is Executive Vice President and Portfolio Manager of the Fund, which he has managed since March 2019.

18 | Janus Henderson European Focus Fund

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
19 | Janus Henderson European Focus Fund

Fund summary

Janus Henderson Global Equity Income Fund
Ticker:	HFQDX	Class D Shares

Investment Objectives
Janus Henderson Global Equity Income Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.67%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.92%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 227 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries.
In selecting investments, the portfolio managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of metrics, including price to earnings ratios, balance sheet strength, valuation relative to asset values, return on equity, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
20 | Janus Henderson Global Equity Income Fund

For its investments in common stocks, the Fund seeks to invest in securities that the portfolio managers believe have the potential for growth of income and capital over time. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in derivatives, equity real estate investment trusts (“REITs”) and preferred stocks.
Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the portfolio managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the portfolio managers believe offer the potential for income and long-term capital appreciation). The portfolio managers may, however, invest in smaller and less seasoned issuers.
The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the Fund seeks to augment the amount of dividend income it receives over the course of a year.
The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the portfolio managers believe to be appropriate to the Fund’s objectives. The Fund may, under unusual circumstances, invest in a single country or a limited number of countries. The Fund may invest in companies of any market capitalization.
The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises or if it has become overvalued. Also, the Fund may consider selling a security as part of the Fund’s regional rotation trading strategy.
The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward currency contracts to offset risks associated with currency exposure.
The Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. The Fund’s portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or securities.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a global, income-producing equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
21 | Janus Henderson Global Equity Income Fund

Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Dividend-Oriented Stocks Risk.   Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Value Investing Risk.   The Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Portfolio Turnover Risk.   Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020 ,
22 | Janus Henderson Global Equity Income Fund

approximately 9.6% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The Fund may use derivatives, including forward currency contracts, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on June 5, 2017. The performance shown for Class D Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of Henderson Global Equity Income Fund (the “Predecessor Fund”), calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the merger automatically exchanged for Class D Shares of the Fund following the merger. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the performance shown may have been different because the Fund and the Predecessor Fund have different expenses. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
23 | Janus Henderson Global Equity Income Fund

The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713 .
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	13.91%	Worst Quarter:	1st Quarter 2020	– 22.87%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (11/30/06)
Class D Shares
Return Before Taxes	1.59%	5.32%	5.62%	4.04%
Return After Taxes on Distributions	0.28%	3.98%	4.44%	3.04%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.65%	4.39%	4.71%	3.53%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.59%
85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.79%	7.09%	5.14%	3.66%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the MSCI World Index. The Fund also compares its performance to the 85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index. The indices are described below.
•
The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The 85% MSCI ACWI ex-US High Div Yld / 15% MSCI USA High Div Yld Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World ex-USA High Dividend Yield Index (85%) and the MSCI USA High Dividend Yield Index (15%). The underlying indices reflect the performance of higher dividend yield large and mid-cap equities from (i) global developed and emerging markets excluding the U.S. and (ii) the U.S. markets.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
24 | Janus Henderson Global Equity Income Fund

Portfolio Managers:  Alex Crooke is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception. Job Curtis is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception. Ben Lofthouse, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since November 2014.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
25 | Janus Henderson Global Equity Income Fund

Fund summary

Janus Henderson Global Life Sciences Fund
Ticker:	JNGLX	Class D Shares

Investment Objective
Janus Henderson Global Life Sciences Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.81%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 83	$ 259	$ 450	$ 1,002

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio manager believes have a life science orientation. In the Fund’s pursuit of companies with a life science orientation, the Fund has a fundamental policy to normally invest at least 25% of its total assets in securities of companies that are categorized in the “life sciences” sector, which may include companies in the following industry groups: pharmaceutical; biotechnology; health care services; and medical devices. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. So, for example, companies with a “life science orientation” include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements its investment policies by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. A security is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the company’s revenues are derived from one or more countries; or (iii) a majority of the company’s assets are located in one or more countries. The Fund may, under unusual circumstances, invest in a single country. The Fund may have exposure to emerging markets. The Fund may invest in shares of companies through initial public offerings.
The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom up” analysis, the portfolio manager considers factors including a
26 | Janus Henderson Global Life Sciences Fund

company’s growth potential, the strength of a company’s management, and a company’s sustainable competitive advantages, returns on investment capital, and cash flow generation.
The Fund will generally consider selling a stock when, in the portfolio manager’s opinion, the stock shows declining fundamentals, its competitive advantages have deteriorated, or if the stock reaches its targeted value. The Fund will also consider selling a stock if, in the portfolio manager’s opinion, a superior investment opportunity arises.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Growth Securities Risk.   The Fund invests in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Concentration Risk.   The Fund focuses its investments in securities of companies that are categorized in the “life sciences” sector, including companies in the pharmaceutical, biotechnology, health care services, and medical device industries. Because of this, companies in the Fund’s portfolio may share common characteristics and may be more sensitive to changes in government funding or subsidies, new or anticipated legislative changes, or technological advances. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which
27 | Janus Henderson Global Life Sciences Fund

may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. As of September 30, 2020 , approximately 0.5 % of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
28 | Janus Henderson Global Life Sciences Fund

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.04%	Worst Quarter:	1st Quarter 2020	– 13.64%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (12/31/98)
Class D Shares
Return Before Taxes	25.55%	12.71%	18.69%	12.37%
Return After Taxes on Distributions	23.30%	11.13%	16.94%	11.61%
Return After Taxes on Distributions and Sale of Fund Shares	16.58%	9.77%	15.39%	10.77%
MSCI World Health Care Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	13.52%	9.87%	13.45%	6.88%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%

The Fund’s primary benchmark index is the MSCI World Health Care Index. The Fund also compares its performance to the S&P 500 Index. The indices are described below.
•
The MSCI World Health Care Index is a capitalization weighted index that measures the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Andrew Acker , CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed or co-managed since May 2007.

29 | Janus Henderson Global Life Sciences Fund

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
30 | Janus Henderson Global Life Sciences Fund

Fund summary

Janus Henderson Global Real Estate Fund
Ticker:	JNGSX	Class D Shares

Investment Objective
Janus Henderson Global Real Estate Fund seeks total return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.84%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.08%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 110	$ 343	$ 595	$ 1,317

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities, such as foreign entities that have REIT characteristics. The Fund may invest in shares of companies through initial public offerings.
As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund’s investment objective and its policy on industry concentration.
Real estate-related industries are comprised of companies that, in the opinion of the portfolio managers, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction, financing, management, operation, sales or development of real estate, or from businesses which have a clear relationship to these
31 | Janus Henderson Global Real Estate Fund

activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate.
A REIT is a company dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distributes to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.
The Fund also invests in non-U.S. real estate and real estate-related companies. The Fund expects under normal market conditions to maintain investments in issuers that are economically tied to different countries throughout the world, including the United States. A security is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the company’s revenues are derived from one or more countries; or (iii) a majority of the company’s assets are located in one or more countries. The Fund may also invest in companies or issuers that are economically tied to emerging markets.
In choosing investments for the Fund, the portfolio managers apply a “bottom up” approach that utilizes the portfolio managers’ knowledge of issuers in the Americas and the Asia Pacific, European, and Latin American regions. Factors that the portfolio managers consider in their fundamental analysis include a company’s balance sheet, valuation, strength of management, property markets and sectors, economics, and capital markets in seeking to determine the appropriate risk-adjusted return.
The portfolio managers may sell a stock if they believe that its future prospects have been accurately reflected in the market price or if their original investment thesis has changed.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Real Estate Securities Risk.   An investment in the Fund may be subject to many of the same risks as a direct investment in real estate. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Concentration Risk.   Since the Fund concentrates its assets in the real estate or real estate-related industry, an investment in the Fund will be closely linked to performance of the real estate markets. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.
32 | Janus Henderson Global Real Estate Fund

Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. As of September 30, 2020 , approximately 8.1 % of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown
33 | Janus Henderson Global Real Estate Fund

may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	1st Quarter 2012	16.13%	Worst Quarter:	1st Quarter 2020	– 21.18%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (11/28/07)
Class D Shares
Return Before Taxes	1.31%	9.29%	7.80%	5.43%
Return After Taxes on Distributions	0.81%	7.79%	6.42%	4.21%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.90%	6.69%	5.74%	3.84%
FTSE EPRA Nareit Global Index (reflects no deduction for expenses, fees, or taxes)	– 9.16%	4.99%	5.92%	3.19%
FTSE EPRA Nareit Global Net Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 9.95%	4.08%	5.10%	N/A

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the FTSE EPRA Nareit Global Index. The primary index is used to calculate the Fund’s performance fee adjustment. The Fund also compares its performance to the FTSE EPRA Nareit Global Net Index (the “Net Index”). Both indices are composed of the same holdings. However, the FTSE EPRA Nareit Global Index reflects no deduction for foreign withholding taxes, whereas the Net Index reflects deduction for such taxes. The indices are described below.
•
The FTSE EPRA Nareit Global Index and the Net Index are global market capitalization-weighted indices composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging market countries.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class I Shares for the periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been
34 | Janus Henderson Global Real Estate Fund

different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Guy Barnard , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017. Tim Gibson is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since June 2017. Greg Kuhl, CFA,is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since March 2019.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
35 | Janus Henderson Global Real Estate Fund

Fund summary

Janus Henderson Global Research Fund
Ticker:	JANWX	Class D Shares

Investment Objective
Janus Henderson Global Research Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.72%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.89%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 91	$ 284	$ 493	$ 1,096

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. Because the Fund’s investments in foreign securities are partially based on the composition of the Fund’s benchmark index, the MSCI World Indexsm, the Fund’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the benchmark index. The Fund may have significant exposure to emerging markets.
Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Centralized Equity Research Matthew Peron (the “Central Research Team”), select investments for the Fund that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare
36 | Janus Henderson Global Research Fund

the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020 , approximately 4.3% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
37 | Janus Henderson Global Research Fund

Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Growth Securities Risk.   The Fund invests in companies that the investment personnel believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Mid-Sized Companies Risk.   The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior
38 | Janus Henderson Global Research Fund

to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.41%	Worst Quarter:	1st Quarter 2020	– 20.60%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (2/25/05)
Class D Shares
Return Before Taxes	20.17%	13.28%	10.15%	9.91%
Return After Taxes on Distributions	19.12%	12.40%	9.64%	9.35%
Return After Taxes on Distributions and Sale of Fund Shares	12.67%	10.49%	8.29%	8.27%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	7.48%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	7.41%

The Fund’s primary benchmark index is the MSCI World Index. The Fund also compares its performance to the MSCI All Country World Index. The MSCI World Index is used to calculate the Fund’s performance fee adjustment. The indices are described below.
•
The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
•
The MSCI All Country World Index is an unmanaged, free float-adjusted, market capitalization-weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
39 | Janus Henderson Global Research Fund

After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Management:  Matthew Peron , Janus Capital’s Director of Centralized Equity Research, provides general oversight of the Central Research Team and has done so since April 2020.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
40 | Janus Henderson Global Research Fund

Fund summary

Janus Henderson Global Select Fund
Ticker:	JANRX	Class D Shares

Investment Objective
Janus Henderson Global Select Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.84%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 86	$ 268	$ 466	$ 1,037

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by normally investing in a core group of 40-65 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund may invest in companies of any size throughout the world, from larger, well-established companies to smaller, emerging growth companies. The Fund may invest in emerging markets but will normally limit such investments to 30% of its net assets, measured at the time of purchase. As of September 30, 2020, the Fund held stocks of 58 companies. Of these holdings, 40 comprised approximately 87.50% of the Fund’s holdings.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may also take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. The types of derivatives in which the Fund may invest include options, futures, swaps, warrants, and forward currency
41 | Janus Henderson Global Select Fund

contracts. The Fund may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, to adjust the Fund’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Fund’s risk profile.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than
42 | Janus Henderson Global Select Fund

investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. As of September 30, 2020 , approximately 15.3 % of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
United Kingdom Risk.   The Fund is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. The Fund may use derivatives, including forward currency contracts, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can
43 | Janus Henderson Global Select Fund

also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.27%	Worst Quarter:	1st Quarter 2020	– 26.39%

44 | Janus Henderson Global Select Fund

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (6/30/00)
Class D Shares
Return Before Taxes	16.08%	12.57%	7.23%	4.53%
Return After Taxes on Distributions	14.69%	11.19%	6.50%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	10.44%	9.79%	5.73%	3.66%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	5.32%

The Fund’s primary benchmark index is the MSCI All Country World Index. The index is described below.
•
The MSCI All Country World Index is an unmanaged, free float-adjusted, market capitalization-weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  George P. Maris , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since August 2012. Julian McManus is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2018. Garth Yettick, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2018.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

45 | Janus Henderson Global Select Fund

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
46 | Janus Henderson Global Select Fund

Fund summary

Janus Henderson Global Sustainable Equity Fund
Ticker:	JEDTX	Class D Shares

Investment Objective
Janus Henderson Global Sustainable Equity Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.75%
Other Expenses(1)	0.62%
Total Annual Fund Operating Expenses	1.37%
Fee Waiver(2)	0.37%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.00%

(1)
Other Expenses are based on the estimated annualized expenses that the Fund expects to incur.
(2)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.85% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period beginning with the Fund’s commencement of operations (June 25, 2020) and expiring on the third anniversary of the commencement of operations, or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule (0.75% of the first $2 billion of the average daily closing net asset value of the Fund), whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. There is no guarantee that the Fund’s assets will reach this asset level.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers or recoupments (if applicable) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class D Shares	$ 139	$ 434

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period June 25, 2020 to September 30, 2020, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund will typically invest in companies whose products and services are considered by the portfolio managers as contributing to positive environmental or social change and sustainable economic development, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations. The Fund expects under normal circumstances to maintain investments in securities of issuers or companies that are economically tied to different countries throughout the world, including the United States. A security is deemed to be economically tied to a country or countries if
47 | Janus Henderson Global Sustainable Equity Fund

one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the company’s revenues are derived from one or more countries; or (iii) a majority of the company’s assets are located in one or more countries. The Fund’s investments may be in non-U.S. currency or U.S. dollar-denominated.
The Fund generally invests in a core group of 50-70 equity securities, which consist primarily of common stocks, but may also include other types of instruments, such as depository receipts and warrants. The Fund may also invest in real estate investment trusts (“REITs”). The Fund will invest primarily in larger, well-established companies but may also invest in mid- and small-sized companies. The Fund’s uninvested assets may be held in cash or similar instruments.
In selecting investments, the portfolio managers employ a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. In selecting investments, the portfolio managers will also consider environmental, social, and governance (“ESG”) factors that can create sustainable value, such as a company’s supply chain, reputation, brand value, and use of management incentives. Key ESG factors considered as part of the investment process include corporate governance, human capital and diversity, carbon footprint, and business ethics.
The portfolio managers use a screening process to identify, and potentially exclude, companies that are considered to have a negative impact on the development of a sustainable global economy. The screening process, which may employ third-party inputs, is designed to identify issuers whose products or services are considered to negatively impact the environment or society. These companies include issuers based in countries subject to economic sanctions, issuers that stand to be disrupted by the transition to a low-carbon economy, and issuers that engage in activities related to the production or sale of products such as fossil fuels, alcohol, tobacco, and armaments.
The Fund generally sells a stock if, in the portfolio managers’ opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Fund may also sell a stock if, in the portfolio managers’ opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Fund.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Sustainable Investment Risk.   The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or business within the same economic sector. Additionally, due to its exclusionary criteria, the Fund may not be invested in certain industries or sectors. As a result, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to ESG practices, which may cause the Fund to sell a security when it might otherwise be disadvantageous to do so.
48 | Janus Henderson Global Sustainable Equity Fund

Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same megatrend may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index due to its ESG focus, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Fund employs. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
49 | Janus Henderson Global Sustainable Equity Fund

New/Smaller Sized Fund Risk.   Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If a new or smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund’s first annual and/or semiannual report and is available at janushenderson.com/allfunds or by calling 1-800-525-3713.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Hamish Chamberlayne , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception. Aaron Scully, CFA,is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
50 | Janus Henderson Global Sustainable Equity Fund

Fund summary

Janus Henderson Global Technology and Innovation Fund
Ticker:	JNGTX	Class D Shares

Investment Objective
Janus Henderson Global Technology and Innovation Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.64%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.81%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 83	$ 259	$ 450	$ 1,002

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:
•
companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
•
companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.
Some of the industries and companies likely to be represented in the Fund’s portfolio include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment.
The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a
51 | Janus Henderson Global Technology and Innovation Fund

majority of the company’s assets are located outside of the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. From time to time, the Fund may invest in shares of companies through initial public offerings.
The portfolio managerapplies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Growth Securities Risk.   The Fund invests in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Mid-Sized Companies Risk.   The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Emerging Markets Risk.   Emerging markets securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020, approximately 9.8% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other
52 | Janus Henderson Global Technology and Innovation Fund

parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
53 | Janus Henderson Global Technology and Innovation Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	32.53%	Worst Quarter:	4th Quarter 2018	– 16.27%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (12/31/98)
Class D Shares
Return Before Taxes	51.07%	29.49%	19.92%	11.50%
Return After Taxes on Distributions	48.06%	27.25%	18.01%	10.64%
Return After Taxes on Distributions and Sale of Fund Shares	32.31%	23.82%	16.28%	9.79%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	18.40%	15.22%	13.88%	7.23%
MSCI All Country World Information Technology Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	45.61%	26.23%	18.17%	8.04%

The Fund’s primary benchmark index is the S&P 500 Index. The Fund also compares its performance to the MSCI All Country World Information Technology Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
54 | Janus Henderson Global Technology and Innovation Fund

•
The MSCI All Country World Information Technology Index is a capitalization weighted index that measures the performance of information technology securities from developed market countries and emerging market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Denny Fish is Executive Vice President and Portfolio Manager of the Fund, which he has managed or co-managed since January 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
55 | Janus Henderson Global Technology and Innovation Fund

Fund summary

Janus Henderson Global Value Fund
Ticker:	JNGOX	Class D Shares

Investment Objective
Janus Henderson Global Value Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.41%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.78%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 80	$ 249	$ 433	$ 966

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries throughout the world. A security is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the company’s revenues are derived from one or more countries; or (iii) a majority of the company’s assets are located in one or more countries. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may also invest in U.S. and foreign equity securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase.
The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. As defensive value managers, the Fund’s portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
56 | Janus Henderson Global Value Fund

•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Value Investing Risk.   Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Cash Holdings Risk.   The Fund’s investments in cash, cash equivalents, or similar investments may increase due to a lack of favorable investment opportunities or other extraordinary factors. As a result, the Fund may not participate in market advances or declines to the same extent that it would if the Fund had been fully invested in the market. Furthermore, cash, cash equivalents, or similar investments may generate minimal or no income and could negatively impact the Fund’s performance and ability to achieve its investment objective. The Fund may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
57 | Janus Henderson Global Value Fund

United Kingdom Risk.   The Fund is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
58 | Janus Henderson Global Value Fund

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	15.68%	Worst Quarter:	1st Quarter 2020	– 24.32%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (6/29/01)
Class D Shares
Return Before Taxes	1.33%	6.50%	6.90%	6.36%
Return After Taxes on Distributions	– 0.55%	5.08%	5.56%	5.39%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.26%	4.99%	5.41%	5.21%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	6.79%
MSCI World Value Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 1.16%	7.15%	6.76%	5.15%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the MSCI World Index. The MSCI World Index is used to calculate the Fund’s performance fee adjustment. The Fund also compares its performance to the MSCI World Value Index. The indices are described below.
•
The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
•
The MSCI World Value Index reflects the performance of large- and mid-cap equity securities exhibiting value style characteristics across global developed markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
59 | Janus Henderson Global Value Fund

Management
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Gregory R. Kolb , CFA, is Co-Portfolio Manager of the Fund, which he has managed or co-managed since May 2005. George Maglares is Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
60 | Janus Henderson Global Value Fund

Fund summary

Janus Henderson International Opportunities Fund
Ticker:	HFODX	Class D Shares

Investment Objective
Janus Henderson International Opportunities Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	1.00%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.41%
Fee Waiver(1)	0.37%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.04%

(1)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.88% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 144	$ 446	$ 771	$ 1,691

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, approximately 70% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. companies and in at least three different countries. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. Equity securities include common stocks and related securities, such as preferred stock and depositary receipts.
Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection may be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s
61 | Janus Henderson International Opportunities Fund

management and the unique competitive advantages of a company. Asset allocation will be reviewed regularly based upon input that include an assessment of the policy environment, state of the macroeconomic cycle, market positioning, and sentiment in different regions. Assets of the Fund are allocated to teams of investment personnel, referred to as “sleeve portfolio managers,” who have experience with respect to a particular geographic region or discipline. Such allocations are made taking into account the investment styles employed by the sleeve portfolio managers and regional and sector positioning.
The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.
The Fund may, under unusual circumstances, invest in a single country or a limited number of countries. In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.
The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, or currencies, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward currency contracts to offset risks associated with currency exposure.
The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or sectors.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an international equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of
62 | Janus Henderson International Opportunities Fund

the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. As of September 30, 2020 , approximately 28.7 % of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired
63 | Janus Henderson International Opportunities Fund

time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Initial Public Offering Risk.   The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The Fund may use derivatives, including forward currency contracts, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on June 5, 2017. The performance shown for Class D Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of Henderson International Opportunities Fund (the “Predecessor Fund”), calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund on June 2, 2017. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R Shares, Class I Shares, and Class N Shares of the Fund received in the merger automatically exchanged for Class D Shares of the Fund following the merger. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the performance shown may have been different because the Fund and the Predecessor Fund have different expenses. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713 .
64 | Janus Henderson International Opportunities Fund

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	17.08%	Worst Quarter:	1st Quarter 2020	– 22.28%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class D Shares
Return Before Taxes	13.69%	6.41%	5.93%	8.38%
Return After Taxes on Distributions	13.60%	5.45%	5.44%	7.88%
Return After Taxes on Distributions and Sale of Fund Shares	8.42%	4.98%	4.80%	7.18%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	6.47%

The Fund’s primary benchmark index is the MSCI All Country World ex-U.S. Index. The index is described below.
•
The MSCI All Country World ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of large and mid-cap companies located in countries throughout the world, excluding the United States.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Dean Cheeseman is Executive Vice President and Lead Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since March 2019. Paul O’Connor is Executive Vice President and Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since April 2016.

65 | Janus Henderson International Opportunities Fund

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
66 | Janus Henderson International Opportunities Fund

Fund summary

Janus Henderson International Value Fund
Ticker:	JIFDX	Class D Shares

Investment Objective
Janus Henderson International Value Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.80%
Other Expenses	0.94%
Total Annual Fund Operating Expenses	1.74%
Fee Waiver(1)	0.73%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.01%

(1)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.86% for at least a one-year period commencing on January 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 177	$ 548	$ 944	$ 2,052

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries outside of the United States, including in emerging markets. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund normally invests in issuers from several different countries, but under unusual circumstances, may invest in a single country. The Fund may also invest in non-U.S. debt securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase.
67 | Janus Henderson International Value Fund

The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. As defensive value managers, the Fund’s portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
68 | Janus Henderson International Value Fund

Value Investing Risk.   Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Cash Holdings Risk.   The Fund’s investments in cash, cash equivalents, or similar investments may increase due to a lack of favorable investment opportunities or other extraordinary factors. As a result, the Fund may not participate in market advances or declines to the same extent that it would if the Fund had been fully invested in the market. Furthermore, cash, cash equivalents, or similar investments may generate minimal or no income and could negatively impact the Fund’s performance and ability to achieve its investment objective. The Fund may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. As of September 30, 2020 , approximately 8.9% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
United Kingdom Risk.   The Fund is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Currency Risk.   Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of
69 | Janus Henderson International Value Fund

foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	15.82%	Worst Quarter:	1st Quarter 2020	– 24.66%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	Since Inception (4/1/13)
Class D Shares
Return Before Taxes	– 0.42%	4.54%	4.18%
Return After Taxes on Distributions	– 0.66%	3.64%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.23%	3.57%	3.28%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.82%	7.45%	6.12%
MSCI EAFE® Value Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 2.63%	4.20%	3.53%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the MSCI EAFE Index. The Fund also compares its performance to the MSCI EAFE Value Index. The indices are described below.
•
The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index designed to measure developed market equity performance. The MSCI EAFE Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.
70 | Janus Henderson International Value Fund

•
The MSCI EAFE (Europe, Australasia, Far East) Value Index reflects the performance of large- and mid-cap equity securities exhibiting value style characteristics across global developed markets, excluding the United States and Canada. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Gregory R. Kolb , CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since April 2013. George Maglares is Co-Portfolio Manager of the Fund, which he has co-managed since July 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
71 | Janus Henderson International Value Fund

Fund summary

Janus Henderson Overseas Fund
Ticker:	JNOSX	Class D Shares

Investment Objective
Janus Henderson Overseas Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees(1)	0.69%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.89%

(1)
This fee may adjust up or down monthly based on the Fund’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Fund’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 91	$ 284	$ 493	$ 1,096

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18 % of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. A security is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the company’s revenues are derived from outside of the United States; or (iii) a majority of the company’s assets are located outside of the United States. The Fund may have significant exposure to emerging markets. The Fund typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations.
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.
72 | Janus Henderson Overseas Fund

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
The Fund may take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. The types of derivatives in which the Fund may invest include options, futures, swaps, warrants, and forward currency contracts. The Fund may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, to adjust the Fund’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Fund’s risk profile.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money.The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.
Liquidity Risk .   The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Foreign Exposure Risk.   The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other
73 | Janus Henderson Overseas Fund

parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.   The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. As of September 30, 2020 , approximately 26.3 % of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Management Risk.   The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.   The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Geographic Concentration Risk.   To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Growth Securities Risk.   The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Value Investing Risk.   The Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and
74 | Janus Henderson Overseas Fund

creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
United Kingdom Risk.   The Fund is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. The Fund may use derivatives, including forward currency contracts, for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated.The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume
75 | Janus Henderson Overseas Fund

reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	21.11%	Worst Quarter:	3rd Quarter 2011	– 27.81%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (5/2/94)
Class D Shares
Return Before Taxes	16.70%	8.97%	0.31%	8.13%
Return After Taxes on Distributions	16.61%	8.79%	– 0.24%	7.55%
Return After Taxes on Distributions and Sale of Fund Shares(1)	10.22%	7.22%	0.20%	7.03%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	N/A

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the MSCI All Country World ex-U.S. Index. The MSCI All Country World ex-U.S. Index is used to calculate the Fund’s performance fee adjustment. The index is described below.
•
The MSCI All Country World ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
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Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  George P. Maris , CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since January 2016. Julian McManus is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2018. Garth Yettick, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2018.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund and its related companies pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
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Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended September 30, 2020.
•
“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting, and other shareholder services, as well as reimbursement to Janus Capital of its out-of-pocket costs for services as administrator. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Janus Henderson Asia Equity Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Value Fund, and Janus Henderson Overseas Fund each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.92% for Janus Henderson Asia Equity Fund, 0.75% for Janus Henderson Global Real Estate Fund, 0.60% for Janus Henderson Global Research Fund, and 0.64% for each of Janus Henderson Global Value Fund and Janus Henderson Overseas Fund. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Other Expenses”

°
include an administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC (“Janus Services”), the Funds’ transfer agent, as detailed below.
Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

°
include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include “Short Sale Dividend Expenses.” These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker. Such expenses will vary depending on the short sale arrangement, whether the securities a Fund sells short pay dividends or interest, and the amount of such dividends or interest. While “Short Sale Dividend Expenses” include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit a Fund earns on cash proceeds of short sales held as collateral for short positions.
°
may include reimbursement to Janus Services of its out-of-pocket costs for arranging for the provision by third parties of certain servicing to shareholders.
•
Janus Capital has contractually agreed to waive and/or reimburse certain Funds’ “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on January 28, 2021. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver will have a positive effect upon a fund’s performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies.
•
All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

78 | Janus Investment Fund

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks. The portfolio managers and/or investment personnel generally take a “bottom up” approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large or, with respect to Janus Henderson Global Value Fund and Janus Henderson International Value Fund, companies with products and services that give them a competitive advantage. Securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. The Funds may invest in issuers outside of the U.S. and certain Funds may have significant exposure to emerging markets. The portfolio managers and/or investment personnel of each Fund may sell a holding if, among other things, the security reaches the portfolio managers’ and/or investment personnel’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, if the portfolio managers and/or investment personnel find a better investment opportunity, or with respect to Janus Henderson Global Equity Income Fund, there is a change in business strategy or issuer-specific business outlook that affects the original investment case and as part of the Fund’s regional rotation trading strategy. The portfolio managers and/or investment personnel may also sell a Fund holding to meet redemptions and, with respect to Janus Henderson Global Research Fund, to rebalance sector weightings.
To implement Janus Henderson Emerging Markets Fund’s strategy, the portfolio manager utilizes two complementary processes; a “top-down” macro analysis and a “bottom-up” analysis of fundamental research. The “top-down” approach includes a country’s economic growth profile, stages of a country’s development, and trends in corporate governance. The “bottom-up” approach considers a company’s valuation, growth potential, competitive positioning, projected future earnings, cash flow, and dividends.
Janus Henderson International Opportunities Fund selects securities based upon, among other things, an analysis of certain valuation criteria, the quality of a company’s management and the unique competitive advantages of a company. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.
Janus Henderson European Focus Fund’s stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria and global market and industry dynamics that are expected to drive stock prices of European companies. Companies are evaluated using a broad range of criteria, including: (i) a company’s financial strength; (ii) competitive position in its industry; and (iii) projected future earnings and cash flows.
In selecting investments, Janus Henderson Global Equity Income Fund seeks to invest in securities that the portfolio managers believe are attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar
79 | Janus Investment Fund

investments. Security selection will be based upon an analysis of a broad range of metrics, including price to earnings ratios, balance sheet strength, valuation relative to asset values, return on equity, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
In selecting investments, Janus Henderson Global Real Estate Fund’s portfolio managers apply a “bottom up” approach that utilizes the portfolio managers’ knowledge of issuers in the Americas and the Asia Pacific, European, and Latin American regions. Factors that the portfolio managers consider in their fundamental analysis include a company’s balance sheet, valuation, strength of management, property markets and sectors, economics, and capital markets in seeking to determine the appropriate risk-adjusted return. The portfolio managers may sell a stock if they believe that its future prospects have been accurately reflected in the market price or if their original investment thesis has changed.
Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Centralized Equity Research Matthew Peron (the “Central Research Team”), select investments for Janus Henderson Global Research Fund that reflect the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis and rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: i) good and preferably growing free cash flow, ii) strong and defensible market position, iii) healthy risk/return profile, iv) exemplary governance, and v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.
In selecting investments, Janus Henderson Global Sustainable Equity Fund’s portfolio managers employ a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. In selecting investments, the portfolio managers will also consider environmental, social, and governance (“ESG”) factors that can create sustainable value, such as a company’s supply chain, reputation, brand value, and use of management incentives. Key ESG issues considered as part of the investment process include corporate governance, human capital and diversity, carbon footprint, and business ethics.
The portfolio managers use a screening process to identify companies that are considered to have a potentially negative impact on the development of a sustainable global economy. The screening process, which may employ third-party inputs, is designed to identify issuers whose products or services are considered to negatively impact the environment or society. These companies include issuers based in countries subject to economic sanctions, issuers that stand to be disrupted by the transition to a low-carbon economy, and issuers that engage in activities related to the production or sale of products such as fossil fuels, alcohol, tobacco, and armaments.
Janus Henderson Global Value Fund and Janus Henderson International Value Fund primarily invest in the common stocks of companies whose stock prices are believed to be undervalued. The portfolio managers look for companies with strong fundamentals and competent management. As defensive value managers, the Funds’ portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.
A company may be considered attractively valued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth (“undervalued”). A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below
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their intrinsic worth may generate greater returns for a Fund than those obtained by paying premium prices for companies currently in favor in the market.
Cash Position
The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which a Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa. For Janus Henderson Emerging Markets Fund, such countries include any country that has been considered by the World Bank, the International Finance Corporation or the United Nations to be developing and/or any country that is included in the MSCI Emerging Markets Index, which measures the equity market performance of developing markets. Janus Henderson Global Select Fund will normally limit its investments in emerging market countries to 30% of its net assets. Janus Henderson Global Sustainable Equity Fund will normally limit its investments in emerging market countries to 5% of its net assets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent a Fund invests in high-yield/high-risk bonds, under normal circumstances, each Fund, with the exception of Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund and Janus Henderson Global Sustainable Equity Fund, will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets. Janus Henderson Asia Equity Fund and Janus Henderson Emerging Markets Fund will limit their investments in such bonds to 20% or less of their net assets. Janus Henderson Global Sustainable Equity Fund does not intend to invest in high-yield/high-risk bonds.
Illiquid Investments
A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
A Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Fund may also purchase shares in offerings made by
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companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on a Fund.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund’s portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Real Estate-Related Securities
Certain Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle or in time deposits and will receive an investment advisory fee for managing such assets.
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Short Sales
Certain Funds may engage in short sales. In general, no more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). A Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. In addition, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, and Janus Henderson International Opportunities Fund, may invest without limit in short positions for hedging purposes. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Fund to similar risks. To the extent that a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a Fund, which may increase the Fund’s volatility.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund’s portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for
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capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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other investment companies (such as exchange-traded funds)
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Brexit Risk.   The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the EU in January 2020 (commonly known as “Brexit”) and the expiration of the eleven-month transition period in December 2020. The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that a Fund has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Fund’s investments.
Concentration Risk.   Janus Henderson Global Life Sciences Fund focuses its investments in “life sciences” related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market
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developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. Changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund’s net asset value. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments. To the extent that the Fund invests in life sciences companies in the biotechnology sector, the Fund may be exposed to additional risks because these companies invest heavily in research and development, which may not necessarily lead to commercially successful products. In addition, biotechnology companies can be more volatile because they are subject to competitive pressures and are heavily dependent on patents on intellectual property rights.
Since Janus Henderson Global Real Estate Fund concentrates its assets in the real estate or real estate-related industry, an investment in the Fund will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by the Fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. The Fund’s net asset value may fluctuate more than those of a fund that does not concentrate its investments.
While Janus Henderson Global Real Estate Fund will not invest in real property directly, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks). These risks include, but are not limited to, declines in the value of real property, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, adverse changes in the operations of any property or the financial condition of any tenant, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in appeal of properties to tenants, and changes in interest rates.
Convertible Securities Risk.   A Fund may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Counterparty Risk .   Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.   Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
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Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
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Currency Futures Risk.   Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
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Forward Foreign Currency Exchange Contract Risk.   Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward currency contract at the optimal time and may adversely affect a Fund’s returns and net asset value.
Emerging Markets Risk.   Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. For Janus Henderson Emerging Markets Fund, such countries include any country that has been considered by the World Bank, the International Finance Corporation or the United Nations to be developing and/or any country that is included in the MSCI Emerging Markets Index, which measures the equity market performance of developing markets. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which
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may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market securities. Some of the risks of investing directly in emerging market securities may be reduced when a Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which a Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk.   A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.   Certain Funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
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Fixed-Income Securities Risk.   Certain Funds may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Fund’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause a Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk.   Each Fund invests in foreign equity and/or debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Some of the risks of investing directly in foreign securities may be reduced to the extent that a Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market
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governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk.   As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Political and Economic Risk.  Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict a Fund’s ability to buy affected securities or force a Fund to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Fund may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk.   There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Foreign Market Risk.   Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
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Geographic Concentration Risk.   To the extent that a Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
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Transaction Costs.   Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Geographic Investment Risk.   Because Janus Henderson Asia Equity Fund and Janus Henderson European Focus Fund intend to focus their investments in a particular geographic region, the Funds’ performance is expected to be closely tied to various factors such as the social, financial, economic, and political conditions within that region or country. Specifically, the Funds’ investments in Asian or European issuers increase the Funds’ exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to such countries or regions.
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If a fund focuses its investments on issuers in a particular country and/or broader region, its investments will be more sensitive to social, financial, economic, political, and regulatory developments that affect the fiscal stability of such country and/or broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader region may cause the value of a fund’s holdings to decrease, in some cases significantly. As a result, a fund with a particular country and/or broader region investment focus is likely to be more volatile than a fund that is more geographically diverse in its investments.
With respect to Janus Henderson Asia Equity Fund, the Asian region within which the Fund will focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries, and therefore, have an adverse effect on the value of the Fund’s portfolio.
Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause the Fund to underperform funds that do not focus their investments in a single region of the world.
It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which the Fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe, and events in these economies could negatively impact the economies of the Asian region.
The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar United States securities, which could lead to a significant possibility of loss to the Fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.
High-Yield/High-Risk Bond Risk.   High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk.   Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry and sector risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, particularly for Janus Henderson Global Technology and Innovation Fund, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
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Janus Henderson Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.
Further, investments in the real estate industry, for example, are closely linked to the performance of the real estate markets. Because Janus Henderson Global Real Estate Fund concentrates its assets in the real estate industry, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks).
In addition, Janus Henderson Global Sustainable Equity Fund emphasizes certain themes and megatrends in its investment portfolio. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index due to its ESG focus, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.
Initial Public Offering and Secondary Offering Risk.   A Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Funds, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain Funds’ performance in the past, there can be no assurance that the Funds will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
A Fund may purchase shares in secondary offerings. Secondary offerings may expose a Fund to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that is has a small asset base. Secondary offering shares frequently are volatile in price. As a result, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk.   Generally, a fixed-income security, and to a lesser degree common stock of REITs, will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. A Fund may use futures, swaps, options, and other derivatives to manage interest rate risk. The income component of a Fund’s holdings may include fixed-income securities and REITs.
Leverage Risk.   Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
LIBOR Replacement Risk.   A Fund may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates resulting in a reduction in the value of certain instruments held by a Fund, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect
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aFund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for certain Funds. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Liquidity Risk.   A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in Rule 144A and restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value, may increase brokerage costs, and may result in taxable capital gains.
Management Risk.   The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund’s share price may also decrease.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s and/or investment personnel’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
A Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s and/or investment personnel’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s and/or investment personnel’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
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Market Risk.   The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ and/or investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the end of quantitative easing and/or rising interest rates could cause the value of a Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund, you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and other pandemics, including the COVID-19 outbreak), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on a Fund and its investments, a Fund’s ability to meet redemption requests, and the processes and operations of a Fund’s service providers, including Janus Capital.
Real Estate Securities Risk.   To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. An investment in Janus Henderson Global Real Estate Fund shares represents an indirect investment in real estate-related securities owned by the Fund. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.   To the extent that a Fund holds REITs, such as Janus Henderson Global Real Estate Fund, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Reverse Repurchase Agreement Risk.   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement
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may exceed the return received on the investments made by a Fund with those proceeds, resulting in reduced returns to shareholders. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Fund’s portfolio. A Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by a Fund will be successful.
Rule 144A Securities Risk.   Certain Funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with the Funds’ applicable policies and procedures and the Security and Exchange Commission’s (the “SEC’s”) liquidity rule. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively a Fund’s ability to dispose of such securities promptly or at expected prices. Accordingly, a Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Small- and Mid-Sized Companies Risk.   A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
Sovereign Debt Risk.   A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Value Investing Risk.   Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Warrants and Rights Risk.   The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios and furnishes continuous advice and recommendations concerning the Funds’ investments for all Funds except Janus Henderson Global Value Fund and Janus Henderson International Value Fund. Perkins is responsible for the day-to-day management of Janus Henderson Global Value Fund’s and Janus Henderson International Value Fund’s investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund. In addition, Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Sustainable Equity Fund, and Janus Henderson International Opportunities Fund, on behalf of Janus Capital.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund, with the exception of Janus Henderson Global Life Sciences Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, and Janus Henderson Overseas Fund, have approved the use of a manager-of-managers structure.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus
Capital provides to the Funds.
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Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee, as noted below, for managing Janus Henderson Global Value Fund and Janus Henderson International Value Fund.
The following tables reflect each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).
Fixed-Rate Investment Advisory Fee
The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2020
Janus Henderson Emerging Markets Fund	First $1 Billion	1.00
	Next $1 Billion	0.90
	Over $2 Billion	0.85	(1)0.54
Janus Henderson European Focus Fund	First $500 Million	1.00
	Next $1 Billion	0.90
	Next $1 Billion	0.85
	Over $2.5 Billion	0.80	(1)0.86
Janus Henderson Global Equity Income Fund	First $1 Billion	0.85
	Next $1 Billion	0.65
	Over $2 Billion	0.60	(1)0.67
Janus Henderson Global Life Sciences Fund	All Asset Levels	0.64	0.64
Janus Henderson Global Select Fund	All Asset Levels	0.64	(1)0.64
Janus Henderson Global Sustainable Equity Fund	First $2 Billion	0.75
	Over $2 Billion	0.70	(1)(2)0.00
Janus Henderson Global Technology and Innovation Fund	All Asset Levels	0.64	(1)0.64
Janus Henderson International Opportunities Fund	First $2 Billion	1.00
	Next $1 Billion	0.90
	Next $1 Billion	0.80
	Next $1 Billion	0.70
	Next $5 Billion	0.60
	Over $10 Billion	0.50	(1)0.85
Janus Henderson International Value Fund	All Asset Levels	0.80	(1)0.16

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on January 28, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waiver is reflected in the actual investment advisory fee rate shown.
(2)
For the fiscal year ended September 30, 2020, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund’s fee waiver exceeded the investment advisory fee.
Performance-Based Investment Advisory Fee
As reflected in the table below, Janus Henderson Global Research Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, Janus Henderson Overseas Fund, and Janus Henderson Asia Equity Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period. The second column in
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the table below shows each Fund’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Fund’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year.
As an example, if a Fund outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Fund Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2020)
Janus Henderson Global Research Fund	0.60	± 6.00%	0.72	(1)0.72
Janus Henderson Global Real Estate Fund	0.75	± 4.00%	0.84	(1)0.84
Janus Henderson Global Value Fund	0.64	± 7.00%	0.41	0.41
Janus Henderson Overseas Fund	0.64	± 7.00%	0.69	(1)0.69
Janus Henderson Asia Equity Fund	0.92	± 7.00%	0.91	(1)0.13

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on January 28, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waiver and any applicable performance adjustment are reflected in the actual investment advisory fee rates shown.
For Janus Henderson Global Research Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, Janus Henderson Overseas Fund, and Janus Henderson Asia Equity Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:
Fund Name	Benchmark Index
Janus Henderson Global Research Fund	MSCI World Index(1)
Janus Henderson Global Real Estate Fund	FTSE EPRA Nareit Global Index
Janus Henderson Global Value Fund	MSCI World Index(1)
Janus Henderson Overseas Fund	MSCI All Country World ex-U.S. Index(1)
Janus Henderson Asia Equity Fund	MSCI All Country Asia ex-Japan Index(1)

(1)
The index includes reinvestment of dividends, net of foreign withholding taxes.
The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months.
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No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual report (for the period ending September 30) and semiannual report (for the period ending March 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The reports are also available, free of charge, at janushenderson.com/reports.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of
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eachFund, if applicable, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver for at least a one-year period commencing on January 28, 2021.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Asia Equity Fund(1)	1.11
Janus Henderson Emerging Markets Fund	1.03
Janus Henderson European Focus Fund	0.96
Janus Henderson Global Equity Income Fund	0.84
Janus Henderson Global Real Estate Fund(1)	0.91
Janus Henderson Global Research Fund(1)	0.86
Janus Henderson Global Select Fund	0.87
Janus Henderson Global Sustainable Equity Fund(2)	0.85
Janus Henderson Global Technology and Innovation Fund	0.71
Janus Henderson International Opportunities Fund	0.88
Janus Henderson International Value Fund	0.86
Janus Henderson Overseas Fund(1)	0.87

(1)
The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.
(2)
For a period beginning with the Fund’s commencement of operations (June 25, 2020) and expiring on the third anniversary of the commencement of operations, or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Subadviser
Perkins Investment Management LLC (“Perkins”) serves as subadviser to Janus Henderson Global Value Fund and Janus Henderson International Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of Janus Henderson Global Value Fund’s and Janus Henderson International Value Fund’s portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns 100% of Perkins.

Investment personnel
Janus Henderson Asia Equity Fund

Co-Portfolio Managers Andrew Gillan and Mervyn Koh jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Andrew Gillan is Head of Asia (ex-Japan) Equities of Janus Henderson Investors. Mr. Gillan is Executive Vice President and Co-Portfolio Manager of Janus Henderson Asia Equity Fund, which he has co-managed since June 2017. He is a Portfolio Manager responsible for the Asia Equity and other Asian strategies, a position he has held since joining Henderson Global Investors Limited in 2014. Mr. Gillan is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Henderson Global Investors Limited, Mr. Gillan served as Senior Investment Manager at Aberdeen Asset Management from 2001 to 2013. Mr. Gillan holds a Master of Arts degree, with joint honors, in French and European History from the University of Edinburgh.
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Mervyn Koh , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Asia Equity Fund, which he has co-managed since June 2017. Mr. Koh is a Portfolio Manager on the Asia Equity strategy, a position he has held as part of the Janus Henderson team since 2017. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Henderson Global Investors Limited in 2015 as an associate investment manager, Mr. Koh was with Franklin Templeton Investments, where he held the title of vice president in the emerging markets group and was responsible for research in the Singapore and Indonesian equity market as well as for co-managing a South East Asia fund. Prior to joining Franklin Templeton, he held the role of investment analyst at Tokio Marine Asset Management International, where he was responsible for research in the India equity market and commodity-related stocks in South East Asia and Australia. Mr. Koh holds a graduate diploma in Financial Management from the Singapore Institute of Management and a Bachelor of Science degree in Mechanical Engineering (Hons) from the National University of Singapore. Mr. Koh holds the Chartered Financial Analyst designation.
Janus Henderson Emerging Markets Fund

Daniel J. Graña , CFA, is Executive Vice President and Portfolio Manager of Janus Henderson Emerging Markets Fund, which he has managed since September 2019. Mr. Graña is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in 2019, Mr. Graña served as a portfolio manager from 2003 to 2019, and as an analyst from 1999 to 2002 at Putnam Investment Management, LLC. He holds Bachelor of Science degrees in Economics and Political Science from the Massachusetts Institute of Technology and a Master of Management degree from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Graña holds the Chartered Financial Analyst designation.
Janus Henderson European Focus Fund

Robert Schramm-Fuchs is Fund Manager of European Equities of Janus Henderson Investors. He is Executive Vice President and Portfolio Manager of Janus Henderson European Focus Fund, which he has managed since March 2019. Mr. Schramm-Fuchs is also a Portfolio Manager of other Janus Henderson accounts. Prior to joining Henderson Global Investors Limited in 2014 as a European equity analyst, Mr. Schramm-Fuchs was with Macquarie’s global alternative energy and utilities research team from 2010 to 2014. He received a diploma in International Management from Friedrich-Schiller University of Jena.
Janus Henderson Global Equity Income Fund

Co-Portfolio Managers Alex Crooke, Job Curtis, and Ben Lofthouse are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the others.
Alex Crooke is Co-Head of Equities – EMEA and Asia Pacific of Janus Henderson Investors. Mr. Crooke is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since its inception. Mr. Crooke is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 1994. Mr. Crooke holds a Bachelor of Science (Hons) degree in Physics and Astrophysics from Manchester University and is an Associate Member of the Society of Investment Professionals (ASIP).
Job Curtis is Director of Global Equity Income of Janus Henderson Investors. Mr. Curtis is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since its inception. Mr. Curtis is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 1992. Mr. Curtis holds a Master of Arts degree from Oxford University and is an Associate Member of the Society of Investment Professionals (ASIP).
Ben Lofthouse , CFA, is Head of Global Equity Income of Janus Henderson Investors. Mr. Lofthouse is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Equity Income Fund. He has been a member of the Fund’s portfolio management team since 2014. Mr. Lofthouse is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 2004. Mr. Lofthouse holds a Bachelor of Arts (Hons) degree in Business Economics from Exeter University. Mr. Lofthouse holds the Chartered Financial Analyst designation.
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Janus Henderson Global Life Sciences Fund

Andrew Acker , CFA, is Executive Vice President and Portfolio Manager of Janus Henderson Global Life Sciences Fund, which he has managed or co-managed since May 2007. Mr. Acker is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard University where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree with honors from Harvard Business School. Mr. Acker holds the Chartered Financial Analyst designation.
Janus Henderson Global Real Estate Fund

Co-Portfolio Managers Guy Barnard, Tim Gibson, and Greg Kuhl jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the others.
Guy Barnard , CFA, is Co-Head of Global Property Equities of Janus Henderson Investors. Mr. Barnard is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since June 2017. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Barnard joined Henderson Global Investors Limited in 2006 as an analyst and subsequently became a fund manager in 2008 and deputy head of Global Property Equities in 2012. He holds a first class Bachelor of Science (Hons) degree in Mathematics and Management from Loughborough University. Mr. Barnard holds the Chartered Financial Analyst designation.
Tim Gibson is Co-Head of Global Property Equities of Janus Henderson Investors. Mr. Gibson is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since June 2017. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Gibson joined Henderson Global Investors Limited in 2011 as a fund manager, based in Singapore. Mr. Gibson holds a Master of Arts (Hons) degree in Economics from St. Andrews University, Scotland, and received the Robert Trent Jones Scholarship to the University of Western Ontario, Canada.
Greg Kuhl , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Real Estate Fund, which he has co-managed since March 2019. Mr. Kuhl is also Portfolio Manager of another Janus Henderson account. He joined Henderson Global Investors Limited in 2015 as a fund manager. Prior to joining Henderson Global Investors Limited, Mr. Kuhl was Vice President, Global REITs at Brookfield Investment Management from 2011 to 2015, where he was a senior analyst for global long-only and global long/short strategies focused on property equities across North America, Europe, and Asia. Mr. Kuhl holds a Bachelor of Business Administration degree in Finance with a concentration in Psychology from the University of Notre Dame. Mr. Kuhl holds the Chartered Financial Analyst designation.
Janus Henderson Global Research Fund

The Central Research Team selects investments for Janus Henderson Global Research Fund and has done so since March 2013. The Central Research Team consists of Janus Capital’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is Janus Capital’s Director of Centralized Equity Research. Mr. Peron is primarily responsible for the day-to-day operations of the Fund. He leads the Portfolio Oversight Team that reviews the Fund’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in April 2020, Mr. Peron was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Janus Henderson Global Select Fund

Co-Portfolio Managers George P. Maris, Julian McManus, and Garth Yettick are responsible for the day-to-day management of the Fund. Mr. Maris, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
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George P. Maris , CFA, is Co-Head of Equities – Americas of Janus Henderson Investors. Mr. Maris is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Select Fund, which he has managed or co-managed since August 2012. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Maris joined Janus Capital in March 2011. He holds a Bachelor of Arts degree in Economics from Swarthmore College, a Juris Doctor from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. Mr. Maris holds the Chartered Financial Analyst designation.
Julian McManus is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Select Fund, which he has co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in December 2004. Mr. McManus holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Garth Yettick , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Select Fund, which he has co-managed since January 2018. Mr. Yettick is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in October 1997. Mr. Yettick holds a Bachelor of Arts degree in Computer Science and Mathematics from Harvard University, where he graduated magna cum laude and Phi Beta Kappa. Mr. Yettick holds the Chartered Financial Analyst designation.
Janus Henderson Global Sustainable Equity Fund

Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Hamish Chamberlayne , CFA, is Head of Global Sustainable Equities of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Sustainable Equity Fund, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Henderson Global Investors Limited in 2011, Mr. Chamberlayne served as an equity analyst with the global equity team at Gartmore and subsequently served as a senior auditor at PricewaterhouseCoopers LLP. He holds a Master’s degree in Chemistry from New College, Oxford University. Mr. Chamberlayne holds the Chartered Financial Analyst designation.
Aaron Scully , CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Sustainable Equity Fund, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Scully joined Janus Capital in 2001 as a corporate financial analyst and subsequently became a research associate in 2004, a junior equity analyst in 2007, and an assistant portfolio manager in 2017. He holds a Bachelor of Science degree in Finance from Indiana University. Mr. Scully holds the Chartered Financial Analyst designation.
Janus Henderson Global Technology and Innovation Fund

Denny Fish is Executive Vice President and Portfolio Manager of Janus Henderson Global Technology and Innovation Fund, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He initially joined Janus Capital in 2007 as a research analyst and left in 2014. Mr. Fish re-joined Janus Capital in January 2016. From April 2014 to December 2015, Mr. Fish was an investment analyst and co-portfolio manager at RS Investments. Mr. Fish holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Arts degree from the University of Southern California Marshall School.
Janus Henderson Global Value Fund

Co-Portfolio Managers Gregory R. Kolb and George Maglares jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Gregory R. Kolb , CFA, is Chief Investment Officer of Perkins since 2015. Mr. Kolb is Co-Portfolio Manager of Janus Henderson Global Value Fund, which he has managed or co-managed since May 2005. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Perkins, Mr. Kolb was Executive Vice President and Portfolio Manager from 2005 to July 2010 at Janus Capital. Mr. Kolb holds a Bachelor of Science degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude. Mr. Kolb holds the Chartered Financial Analyst designation.
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George Maglares is Co-Portfolio Manager of Janus Henderson Global Value Fund, which he has co-managed since July 2016. Mr. Maglares is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Perkins in September 2013 as a research analyst. Prior to joining Perkins, Mr. Maglares was a senior analyst with RoundKeep Capital Advisors from 2010 to 2012. Mr. Maglares holds a Bachelor of Arts degree in Ethics, Politics and Economics from Yale University and a Master of Business Administration degree from the University of Chicago Booth School of Business.
Janus Henderson International Opportunities Fund

The Fund’s sleeve portfolio managers (overseen by Portfolio Managers Dean Cheeseman and Paul O’Connor) select investments for Janus Henderson International Opportunities Fund, and have done so since 2001. Mr. Cheeseman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Equity Security Selection Oversight – Dean Cheeseman is Executive Vice President and Lead Portfolio Manager of Janus Henderson International Opportunities Fund. He oversees equity security selection by the portfolio managers of the Fund’s sleeve portfolios and asset allocation among the sleeve portfolio managers. Mr. Cheeseman has been a member of the Fund’s portfolio management team since March 2019. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Henderson Investors in 2017, Mr. Cheeseman served as a Portfolio Manager and member of the Asset Allocation Committee at Mercer Partners from 2011 to 2017. Mr. Cheeseman holds a Bachelor of Arts (Hons) degree in Financial Services from Nottingham Trent University.
Asset Allocation Strategist – Paul O’Connor is Head of Multi-Asset of Janus Henderson Investors. Mr. O’Connor is Executive Vice President and Portfolio Manager of Janus Henderson International Opportunities Fund and he supports Mr. Cheeseman in the asset allocation of the Fund. He has been a member of the Fund’s portfolio management team since April 2016. Mr. O’Connor is also Portfolio Manager for other Janus Henderson accounts. Prior to joining Henderson Global Investors Limited in 2013, Mr. O’Connor served as Head of Asset Allocation at Mercer Partners from 2011 to 2013. Mr. O’Connor holds a first class Bachelor of Arts (Hons) degree in Economics and a Master of Science degree in Economics from the London School of Economics.
Janus Henderson International Value Fund

Co-Portfolio Managers Gregory R. Kolb and George Maglares jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Gregory R. Kolb , CFA, is Chief Investment Officer of Perkins since 2015. Mr. Kolb is Co-Portfolio Manager of Janus Henderson International Value Fund, which he has co-managed since April 2013. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Perkins, Mr. Kolb was Executive Vice President and Portfolio Manager from 2005 to July 2010 at Janus Capital. Mr. Kolb holds a Bachelor of Science degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude. Mr. Kolb holds the Chartered Financial Analyst designation.
George Maglares is Co-Portfolio Manager of Janus Henderson International Value Fund, which he has co-managed since July 2016. Mr. Maglares is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Perkins in September 2013 as a research analyst. Prior to joining Perkins, Mr. Maglares was a senior analyst with RoundKeep Capital Advisors from 2010 to 2012. Mr. Maglares holds a Bachelor of Arts degree in Ethics, Politics and Economics from Yale University and a Master of Business Administration degree from the University of Chicago Booth School of Business.
Janus Henderson Overseas Fund

Co-Portfolio Managers George P. Maris, Julian McManus, and Garth Yettick are responsible for the day-to-day management of the Fund. Mr. Maris, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
George P. Maris , CFA, is Co-Head of Equities - Americas of Janus Henderson Investors. Mr. Maris is Executive Vice President and Co-Portfolio Manager of Janus Henderson Overseas Fund, which he has managed or co-managed since January 2016. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Maris joined Janus Capital in March 2011. He holds a Bachelor of Arts degree in Economics from Swarthmore College, a Juris Doctor from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. Mr. Maris holds the Chartered Financial Analyst designation.
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Julian McManus is Executive Vice President and Co-Portfolio Manager of Janus Henderson Overseas Fund, which he has co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in December 2004. Mr. McManus holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Garth Yettick, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Overseas Fund, which he has co-managed since January 2018. Mr. Yettick is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in October 1997. Mr. Yettick holds a Bachelor of Arts degree in Computer Science and Mathematics from Harvard University, where he graduated magna cum laude and Phi Beta Kappa. Mr. Yettick holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ and/or investment personnel’s compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital and Perkins each manage other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses and in the “Shares of the Trust” section of the SAI.

LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE Funds
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Global Equity Income Fund and Janus Henderson Global Real Estate Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-advantaged account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact a Janus Henderson representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

Distribution Options
When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to janushenderson.com/individual, by calling a Janus Henderson representative, or by writing to the Funds at one of the addresses listed in the Shareholder’s Manual section of this Prospectus. The Fundsoffer the following options:
Reinvestment Option.   You may reinvest your income dividends and capital gains distributions in additional shares.
Cash Option.   You may receive your income dividends and capital gains distributions in cash.
Reinvest and Cash Option.   You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.
Redirect Option.   You may direct your dividends or capital gains distributions to purchase shares of another Janus Henderson fund.
The Fundsreserve the right to reinvest uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to “Shareholder Services and Account Policies.”
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TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”). Please note that you may receive account tax information from Janus Henderson Global Real Estate Fund at the end of February of each year. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund’s distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund’s distributions and increasing the capital gains and/or return of capital components.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally
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eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, the Janus Henderson funds will report cost basis information to you and to the IRS. Each Fund will permit shareholders to elect their preferred cost basis method. In the absence of an election, the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If a Fund invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s manual

This Shareholder’s Manual is for those shareholders investing directly with the Funds. This section will help you become familiar with the different types of accounts you can establish with Janus Capital. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.
With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.

Doing business with Janus Henderson
The Fundsoffer multiple classes of shares in order to meet the needs of various types of investors. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. If you would like additional information about the other available share classes, please call 1-800-525-3713.

Online – janus henderson .com – 24 hours a day, 7 days a week

At janus henderson .com/individual * existing shareholders can:
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Obtain Fund information and performance
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View your personalized performance
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Review your account or your complete portfolio
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Buy, exchange, and sell Janus Henderson funds
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Update personal information
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Receive electronic daily transaction confirmations, quarterly and year-end statements, semiannual and annual reports, prospectuses, and tax forms
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Analyze the fees associated with your investment (www.finra.org/fundanalyzer)
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Open a new account
*
Certain account or transaction types may be restricted from being processed through janushenderson.com. If you would like more information about these restrictions, please contact a Janus Henderson representative.

Janus Henderson XpressLine tm 1-888-979-7737 • 24-hour automated phone system Janus Henderson Representatives 1-800-525-3713 TDD For the speech and hearing impaired. 1-800-525-0056	Mailing Address Janus Henderson P.O. Box 219109 Kansas City, MO 64121-9109 For Overnight Mail Janus Henderson 430 W 7th Street, Suite 219109 Kansas City, MO 64105-1407

Minimum Investments*

To open a new regular Fund account	$ 2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$ 1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$50

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*
The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus Henderson prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SARSEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of JHG and its subsidiaries may open Fund accounts for $100.
Minimum Investment Requirements
Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account (paid to Janus Services) with values below the minimums described under “Minimum Investments” or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

Available Incentive Programs
Bonus Program for Taxable Account Purchases and Tax-Advantaged Account Transfers/Rollovers
Through Janus Services’ Bonus Program, Janus Services will pay a bonus of up to $2,500 to you for making certain eligible purchases of Fund shares in taxable accounts or transfers/rollovers from a non-Janus Henderson fund account into a Janus Henderson fund tax-advantaged account. The Bonus Program is valid with an eligible purchase or transfer/rollover of $20,000 or more. If you meet the eligibility requirements for the Bonus Program and enroll in it, Janus Services will deposit a bonus payment into your Fund account within approximately 30 days after the deposit of eligible funds in good order and receipt of a signed contract governing the Bonus Program. An investor must keep the eligible purchase in the account for a period of 360 calendar days in order to retain the bonus payment. Any sale of the qualifying purchase amount (in whole or in part), transfer, or closure of the account within the 360 calendar day period may result in forfeiture of the bonus payment. Any decline in an account’s value due solely to market value fluctuations will not result in the forfeiture of the bonus payment. Only taxable account purchases or transfers/rollovers to tax-advantaged accounts that are made on or after January 1, 2021 through December 31, 2021 are eligible for a bonus payment. The eligible period for the Bonus Program may be extended beyond this time frame at the sole discretion of Janus Services. Before enrolling in the Bonus Program, consult with your tax advisor about the appropriate tax treatment for the bonus offer and any tax implications associated with the receipt of a bonus payment. Janus Services reserves the right to change the terms, restrict, or revoke this Bonus Program at any time without advance notice.
You can request more information about Janus Services’ Bonus Program and eligibility requirements for taxable accounts by contacting a Janus Henderson representative at 1-800-525-3713 or by visiting www.janushenderson.com/bonus. You can request more information about the Bonus Program for tax-advantaged account transfers/rollovers by contacting a Janus Henderson Direct Rollover Specialist at 1-800-379-7603 or by visiting www.janushenderson.com/bonus.
Contribution Match Payments
Investors that transfer/rollover assets from a non-Janus Henderson fund account into a tax-advantaged account are also eligible for Janus Services’ Contribution Match Program. To receive a Janus Services’ Contribution Match payment, (i) the value of your tax-advantaged account must remain equal to or greater than the value of the eligible transfer/rollover (but not including any losses due solely to market value fluctuations) for 12 months following the receipt of your transfer/rollover in good order and receipt of a signed contract governing the Contribution Match Program, and (ii) you must provide instructions to Janus Services on how to invest these payments. Janus Services Contribution Match payments will commence at the end of the first quarter in 2021 following an eligible contribution during the first quarter of 2021 into a Janus Henderson fund tax-advantaged account. The eligible period for Janus Services’ Contribution Match payments may be extended beyond this time frame at the sole discretion of Janus Services. Janus Services will match a percentage of these contributions based on the aggregate 2020 rollover or asset transfer eligible amount, and provide a matching contribution in an amount up to ten percent of your contribution. Before enrolling in the Contribution Match Program, consult with your tax advisor about the appropriate tax treatment for Janus Services Contribution Match payments and any tax implications associated with the receipt of a Contribution Match payment. Janus Services reserves the right to change the terms, restrict, or revoke the Contribution Match Program at any time without advance notice.
You can request more information about the Contribution Match Program and eligibility requirements by contacting a Janus Henderson Direct Rollover Specialist at 1-800-379-7603 or by visiting www.janushenderson.com/bonus.
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New Shareholder Incentive Program
New investors that are referred to Janus Henderson funds by an existing shareholder are eligible to participate in Janus Services’ New Shareholder Incentive Program. After the new investor has completed the required Referral Program Contract, Janus Services will fund the $100 initial investment required for new investors who have been referred through the New Shareholder Incentive Program, provided that new investors enroll in Janus Henderson’s automatic investment program in an amount equal to at least $50 per month. New investors will forfeit the $100 contributed by Janus Services if their account is closed or if their automatic monthly investment program payment is terminated within two years from the date the initial investment was made. Investor-initiated amounts outside of the initial investment are redeemable at any time at net asset value. Before enrolling in the New Shareholder Incentive Program, new investors should consult with their tax advisor about the appropriate tax treatment for participating in the New Shareholder Incentive Program and any tax implications associated with the receipt of the $100 initial investment. Janus Services reserves the right to change the terms, restrict, or revoke the New Shareholder Incentive Program at any time without advance notice.
You can request more information about Janus Services’ New Shareholder Incentive Program by contacting a Janus Henderson representative at 1-800-525-3713 or by visiting www.janushenderson.com/bonus.

Types of Account Ownership
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account.
Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.
Trust
An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.
Business Accounts
Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Tax-Advantaged Accounts
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account. Certain tax-advantaged accounts can only be maintained via written request. Please contact a Janus Henderson representative for more information.
If you are eligible, you may set up one or more tax-advantaged accounts. A tax-advantaged account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-advantaged accounts that may be opened with Janus Henderson are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-advantaged account.
Investing for Your Retirement
Please visit janushenderson.com/individual or call a Janus Henderson representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1∕2 and used for a nonqualifying purpose.
Traditional and Roth IRAs
Both IRAs allow most individuals with earned income to contribute up to the lesser of $6,000 or 100% of compensation, with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits.
Simplified Employee Pension (“SEP”) IRA
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.
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Profit Sharing or Money Purchase Pension Plans
These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only maintain this type of account via written request. Please contact a Janus Henderson representative for more information.

Accounts for the Benefit of a Child
Custodial Accounts (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor.
Coverdell Education Savings Account
This tax-advantaged plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.

Please refer to the following for information regarding opening an account and conducting business with Janus Henderson.

To Open an Account or Buy Shares
New accounts can be opened via written request or online. Please visit janushenderson.com/individual or contact a Janus Henderson representative for more information.
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
By Mail/In Writing

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To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus Henderson or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.
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To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.
Online

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You may open a new account or buy additional shares in an existing Fund account (note that certain account or transaction types may be restricted from being processed through janushenderson.com). You may elect to have Janus Henderson electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via janushenderson.com/individual.
By Telephone

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For an existing account, you may use Janus Henderson XpressLine to buy shares 24 hours a day, or you may call a Janus Henderson representative during normal business hours. Janus Henderson will electronically withdraw funds from your designated bank account.
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You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Henderson representative.
By Automated Investments

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To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($50 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-advantaged accounts are not eligible for automated investments.
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You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($50 minimum) invested directly into your Fund account.

Note: For more information, refer to “Paying for Shares.”

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To Exchange Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Online

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Exchanges may generally be made online at janushenderson.com/individual.
By Telephone

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Generally all accounts are automatically eligible to exchange shares by telephone. To exchange all or a portion of your shares into any other available Janus Henderson fund, call Janus Henderson XpressLineor a Janus Henderson representative.
By Mail/In Writing

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To request an exchange in writing, please follow the instructions in “Written Instructions.”
By Systematic Exchange

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You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month.

Note: For more information, refer to “Exchanges.”

To Sell Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Online

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Redemptions may be made online at janushenderson.com/individual.
By Telephone

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Generally all accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Janus Henderson XpressLine or a Janus Henderson representative. The Funds reserve the right to limit the dollar amount that you may redeem from your account by telephone.
By Mail/In Writing

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To request a redemption in writing, please follow the instructions in “Written Instructions.”
By Systematic Redemption

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This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis.

Note: For more information, refer to “Payment of Redemption Proceeds.”

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
All purchases, exchanges, and redemptions will be duly processed at the NAV as described under “Policies in Relation to Transactions” after your request is received in good order by a Fund or its agents.
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Securities held by the Funds are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
Policies in Relation to Transactions
All requests, including but not limited to, exchanges between a Fund and other Janus Henderson funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus Henderson’s P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

Administrative services fees
The Funds pay an annual administrative services fee based on the average daily net assets of Class D Shares, as detailed below.
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Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

These administrative services fees are paid by Class D Shares of each Fund. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.

Payments to financial intermediaries by Janus Capital or its affiliates
With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary and when considering which share class of a fund is most appropriate.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.

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Paying for shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to buy shares.
Please note the following when purchasing Shares:
•
Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.
•
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted non-U.S. bank.
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Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.
•
When purchasing Shares through the Automatic Investment Program, your automatic investment selection(s) will generally be active within three days following receipt of your authorization for the date and amount you specify. If no date or dollar amount is specified on your application, investments of $50 will be made on the 20th of each month. If the balance in the Janus Henderson fund account you are buying into falls to zero as the result of a redemption, exchange, or minimum balance fee, your Automatic Investment Program will be discontinued.
•
We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase Shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.
•
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•
If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Henderson Government Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus Henderson to (i) buy shares of another Janus Henderson fund or (ii) sell shares of Janus Henderson Government Money Market Fund and return the proceeds (including any dividends earned) to you, Janus Henderson will treat your inaction as approval of the purchase of Janus Henderson Government Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus Henderson for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Henderson Government Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Henderson Government Money Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Henderson Government Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”
•
For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.
•
If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), Janus Capital is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether
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directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, Janus Capital may temporarily limit additional share purchases. In addition, Janus Capital may close an account if it is unable to verify a shareholder’s identity. Please contact a Janus Henderson representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
The Funds have also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.

Exchanges
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Please note the following when exchanging Shares:
•
An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.
•
You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•
You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. A Fund’s fees and expenses differ between share classes. Exchanging from a direct share class to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Please read the Prospectus for the share class you are interested in prior to investing in that share class.
•
New regular Janus Henderson fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus Henderson fund account you are exchanging from is less than $2,500 ($100 for new regular Fund accounts with an automatic investment program of $50 per month). (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
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UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus Henderson fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
New Janus Henderson fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•
Exchanges between existing Janus Henderson fund accounts must meet the $50 subsequent investment requirement.
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•
For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus Henderson fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.
•
The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. Different restrictions may apply if you invest through an intermediary. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•
Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
With certain exceptions, exchanges between Janus Henderson fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus Henderson fund, you will need to meet criteria for investing in the closed fund. For more information, refer to Closed Fund Policies in the “Other Information” section of this Prospectus.
•
If the shares you are exchanging are held in certificate form, you must return the certificate to Janus Henderson prior to making any exchanges. Shares are no longer available in certificate form.

Note: For the fastest and easiest way to exchange shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*
Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.

Payment of redemption proceeds
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
By Electronic Transfer – Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.
•
Next Day Wire Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.
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ACH (Automated Clearing House) Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.
By Check – Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.
By Systematic Redemption – If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus Henderson fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Generally, orders to sell Shares may be initiated at any time at janushenderson.com/individual, by telephone, or in writing. Certain accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Funds can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide
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alternate instructions, your proceeds will be invested in Shares of Janus Henderson Government Money Market Fund during the 15-day hold period.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Note: For the fastest and easiest way to redeem shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*
Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.

Written Instructions
To redeem or exchange all or part of your Shares in writing, your request should be sent to one of the addresses listed under “Doing Business with Janus Henderson.” Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:
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the name of the Janus Henderson fund(s) being redeemed or exchanged;
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the account number(s);
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the amount of money or number of shares being redeemed or exchanged;
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•
the name(s) on the account;
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the signature(s) of one or more registered account owners; and
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your daytime telephone number.

Signature Guarantee
A signature guarantee for each registered account owner is required if any of the following is applicable:
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You request a redemption by check above a certain dollar amount.
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You would like a check made payable to anyone other than the shareholder(s) of record.
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You would like a check mailed to an address that has been changed within 10 days of the redemption request.
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You would like a check mailed to an address other than the address of record.
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You would like your redemption proceeds sent to a bank account other than a bank account of record.
The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
A signature guarantee may be refused if any of the following is applicable:
•
It does not appear valid or in good form.
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The transaction amount exceeds the surety bond limit of the signature guarantee.
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The guarantee stamp has been reported as stolen, missing, or counterfeit.
How to Obtain a Signature Guarantee
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if it has the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Direct investors should be aware that the Funds are also available for purchase through third party intermediaries. As described below, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
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exchange limitations as described under “Exchanges”;
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trade monitoring; and
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fair valuation of securities as described under “Pricing of Fund Shares”.
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers and/or investment
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personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, for share classes sold through financial intermediaries, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
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Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings.   A schedule of each Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Fund at janushenderson.com/reports. A complete schedule of each Fund’s portfolio holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. Each Fund’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, each Fund’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-3713 (toll free).
•
Top Holdings.   Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag.
•
Other Information.   Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Funds’ Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.

Shareholder services and account policies
Address Changes
For the easiest way to change the address on your account, visit janushenderson.com/individual. You may also call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Include the name of the Janus Henderson fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.
Bank Account Changes
For the easiest way to change your bank account of record or add new bank account information to your account, visit janushenderson.com/individual. You may also send a written request signed by the shareholder of record or by each shareholder of record if more than one. Please note that you may change or add bank information online at janushenderson.com/individual for purchases only. Certain accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at janushenderson.com/individual or over the telephone. If multiple account owners are named on the added bank account, at least one name on the bank account must match one name on the Fund account. There may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer to a new bank or bank account.
Distributions
Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janushenderson.com/individual, call a Janus Henderson representative, or send a written request signed by one or more shareholder(s) of record.
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Your non-retirement Fund account distribution checks may be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Involuntary Redemptions
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agents believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.
Lost (Unclaimed/Abandoned) Accounts
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds as undeliverable. Based upon statutory requirements for returned mail, Janus Capital will attempt to locate the shareholder or rightful owner of the account. If Janus Capital is unable to locate the shareholder, then Janus Capital is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
Online and Telephone Transactions
You may initiate many transactions through janushenderson.com/individual or by calling Janus Henderson XpressLine. You may also contact a Janus Henderson representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please call a Janus Henderson representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.
Your ability to access your account or transact business electronically may be impacted due to unexpected circumstances, such as system outages, or during periods of increased web activity. For example, periods of substantial market change or other unexpected events can contribute to high call volumes, which may delay your ability to reach a Janus Henderson representative by telephone.
If you experience difficulty transacting business with us through a particular method, please consider using an alternate method, such as visiting janushenderson.com/individual, calling Janus Henderson XpressLine, contacting a Janus Henderson representative by telephone, or sending written instructions to complete your transaction. Please remember that purchase, exchange, or redemption requests must be received in good order by a Fund or its agents prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.
Your account information, including online credentials, should be kept private, and you should immediately review any account statements that you receive from Janus Henderson. Someone other than you could act on your account if that person is able to provide the required identifying information. Contact Janus Henderson immediately about any transactions you believe to be unauthorized.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janushenderson.com/individual or call a Janus Henderson representative for further instructions.
Statements, Reports, and Prospectuses
We will send you quarterly confirmations of all transactions. You may elect at janushenderson.com/edelivery to discontinue delivery of your paper statements, and instead receive them online. In addition, at janushenderson.com/individual, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within three days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.
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The Funds produce shareholder reports that include a complete list of each of the Funds’ portfolio holdings semiannually, and update their prospectus annually. Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and prospectus updates electronically at janushenderson.com/edelivery. The Funds’ fiscal year ends September 30.
Unless you instruct Janus Henderson otherwise by contacting a Janus Henderson representative, the Funds will mail only one report or prospectus to your address of record (“household”), even if more than one person in your household has a Fund account. This process, known as “householding,” reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.
Taxpayer Identification Number
On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.
Temporary Suspension of Services
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the right to require the Funds to redeem their Shares may be suspended or the date of payment may be postponed beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.
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Supplemental performance information - Janus Henderson Global Sustainable Equity Fund

Because Janus Capital, together with its affiliates (collectively referred to as “Janus Henderson Investors”), manages other accounts in a substantially similar manner to the way in which Janus Capital expects to manage the Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The following table provides historical performance information for the Janus Henderson Global Sustainable Equity Composite (the “Composite”), a composite of all accounts managed by Janus Henderson Investors with substantially similar investment objectives, policies, and investment strategies as the Fund. The Composite was obtained from the records maintained by Janus Henderson Investors. The following presentation shows the Composite performance gross of fees and also as adjusted to reflect the estimated annualized net expenses of Class D Shares of the Fund, which include the effect of fee waivers and/or expense reimbursements, as applicable. As of December 31, 2020, the Composite consisted of two non-U.S. pooled investment vehicles and one U.S. pooled investment vehicle. The MSCI World IndexSM (net of foreign withholding taxes) is the benchmark for the Fund and the MSCI World Index (gross of foreign withholding taxes) is the benchmark for the Composite.
Please note that the Composite does not represent the performance of the Fund. The Composite performance should not be considered a substitute for the Fund’s performance, and the Composite performance is not necessarily an indication of the Fund’s future performance.
Certain accounts included in the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940, as amended, and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of these accounts. Accordingly, performance of the Fund may differ from accounts comprising the Composite due to such differences.
The Composite is calculated differently than the method used for calculating Fund performance pursuant to Securities and Exchange Commission guidelines. Composite returns are net of transaction costs and gross of non-reclaimable withholding taxes. The gross performance results presented do not reflect the deduction of investment advisory fees. Returns will be reduced by such advisory fees and other expenses. The Composite is asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. The Composite is valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. The base currency of the Composite is British Pounds and has been converted to U.S. dollars for purposes of this presentation. Composite results include all actual fee paying, discretionary portfolios with substantially similar investment objectives, policies, and investment strategies as the Fund including those clients no longer with Janus Henderson Investors. Accounts are included in the Composite beginning with the first full month of performance to the present or to the cessation of the client’s relationship with Janus Henderson Investors. Terminated accounts are included through the last full month in which they were fully invested. No alterations of the Composite have occurred due to changes in personnel.
Average Annual Total Returns for periods ended December 31, 2020
	1 Year	3 Years	5 Years	10 Years
Janus Henderson Global Sustainable Equity Composite	38.43%	19.62%	18.23%	13.06%
MSCI World Index SM(1) (reflects no deduction for expenses, fees, or taxes)	16.50%	11.15%	12.82%	10.48%
Composite Adjusted to Reflect Estimated Annualized Fees and Expenses of Class D Shares	37.09%	18.44%	17.07%	11.94%
MSCI World Index SM(1) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	15.90%	10.54%	12.19%	9.87%

(1)The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Funds for the fiscal periods ended September 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class D Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Asia Equity Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.53	$11.54	$11.56	$9.49	$8.35
Income from investment operations:
Net investment income/(loss)(1)	0.03	0.09	0.07	0.07	0.08
Net gain/(loss) on investments (both realized and unrealized)	1.70	(0.23)	0.23	2.11	1.45
Total from investment operations	1.73	(0.14)	0.30	2.18	1.53
Less distributions:
Dividends from net investment income	(0.09)	(0.03)	(0.05)	(0.11)	(0.01)
Distributions from capital gains	—	(0.84)	(0.27)	—	(0.38)
Total distributions	(0.09)	(0.87)	(0.32)	(0.11)	(0.39)
Net asset value, end of period	$12.17	$10.53	$11.54	$11.56	$9.49
Total return(2)	16.45%	(0.44)%	2.57%	23.30%	18.95%
Net assets, end of period (in thousands)	$10,793	$11,198	$13,089	$21,577	$5,314
Average net assets for the period (in thousands)	$10,678	$11,599	$21,221	$11,542	$5,013
Ratio of gross expenses to average net assets	2.03%	2.29%	1.72%	2.19%	3.38%
Ratio of net expenses to average net assets	1.26%	1.33%	1.33%	1.44%	1.36%
Ratio of net investment income/(loss) to average net assets	0.27%	0.88%	0.55%	0.67%	0.89%
Portfolio turnover rate	53%	34%	41%	120%	59%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Emerging Markets Fund – Class D
	Years or Period ended September 30				Period ended July 31 2017(2)
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$8.78	$9.53	$10.41	$10.24	$10.05
Income from investment operations:
Net investment income/(loss)(3)	0.05	0.14	0.11	0.04	0.07
Net gain/(loss) on investments (both realized and unrealized)	1.41	(0.59)	(0.67)	0.13	0.12
Total from investment operations	1.46	(0.45)	(0.56)	0.17	0.19
Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.11)	—	—
Distributions from capital gains	—	(0.18)	(0.21)	—	—
Total distributions	(0.15)	(0.30)	(0.32)	—	—
Net asset value, end of period	$10.09	$8.78	$9.53	$10.41	$10.24
Total return(4)	16.66%	(4.59)%(5)	(5.64)%	1.66%	1.89%
Net assets, end of period (in thousands)	$10,854	$10,957	$13,104	$16,053	$16,527
Average net assets for the period (in thousands)	$10,785	$12,337	$15,607	$16,501	$14,711
Ratio of gross expenses to average net assets(6)	1.70%	1.80%	1.38%	1.80%	1.35%
Ratio of net expenses to average net assets(6)	1.19%	1.19%	1.15%	1.46%	1.32%
Ratio of net investment income/(loss) to average net assets(6)	0.50%	1.51%	1.08%	2.18%	4.63%
Portfolio turnover rate	110%	68%	26%	2%	32%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class D Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Total return without the effect of affiliated payments would have been (4.82)%.
(6)
Annualized for periods of less than one full year.
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Janus Henderson European Focus Fund – Class D
	Years or Period ended September 30				Period ended July 31 2017(2)
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$27.05	$31.61	$35.02	$34.21	$33.53
Income from investment operations:
Net investment income/(loss)(3)	0.18	0.49	0.57	0.14	0.11
Net gain/(loss) on investments (both realized and unrealized)	7.16	(3.92)	(3.20)	0.67	0.57
Total from investment operations	7.34	(3.43)	(2.63)	0.81	0.68
Less distributions:
Dividends from net investment income	(0.38)	(1.13)	(0.78)	—	—
Total distributions	(0.38)	(1.13)	(0.78)	—	—
Net asset value, end of period	$34.01	$27.05	$31.61	$35.02	$34.21
Total return(4)	27.27%	(10.39)%	(7.67)%	2.37%	2.03%
Net assets, end of period (in thousands)	$3,510	$2,293	$2,875	$2,776	$2,585
Average net assets for the period (in thousands)	$2,636	$2,421	$3,071	$2,683	$2,342
Ratio of gross expenses to average net assets(5)	1.40%	1.59%	1.19%	1.11%	1.25%
Ratio of net expenses to average net assets(5)	1.11%	1.14%	1.11%	1.11%	1.08%
Ratio of net investment income/(loss) to average net assets(5)	0.60%	1.81%	1.71%	2.52%	2.11%
Portfolio turnover rate	160%	145%	82%	6%	57%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class D Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
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Janus Henderson Global Equity Income Fund – Class D
	Years or Period ended September 30				Period ended July 31 2017(2)
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$6.57	$7.15	$7.79	$7.78	$7.83
Income from investment operations:
Net investment income/(loss)(3)	0.54	0.48	0.53	0.08	0.07
Net gain/(loss) on investments (both realized and unrealized)	(0.74)	(0.57)	(0.67)	0.04	0.07
Total from investment operations	(0.20)	(0.09)	(0.14)	0.12	0.14
Less distributions:
Dividends from net investment income	(0.49)	(0.49)	(0.50)	(0.11)	(0.19)
Total distributions	(0.49)	(0.49)	(0.50)	(0.11)	(0.19)
Net asset value, end of period	$5.88	$6.57	$7.15	$7.79	$7.78
Total return(4)	(2.92)%	(1.06)%	(1.91)%	1.56%	1.86%
Net assets, end of period (in thousands)	$8,277	$8,028	$8,359	$2,985	$1,941
Average net assets for the period (in thousands)	$8,001	$7,928	$7,765	$2,334	$1,027
Ratio of gross expenses to average net assets(5)	0.92%	0.99%	0.88%	0.84%	1.19%
Ratio of net expenses to average net assets(5)	0.92%	0.99%	0.88%	0.84%	0.96%
Ratio of net investment income/(loss) to average net assets(5)	8.59%	7.17%	7.02%	6.30%	5.97%
Portfolio turnover rate	227%	142%	137%	21%	127%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class D Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Annualized for periods of less than one full year.
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Janus Henderson Global Life Sciences Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$54.86	$65.89	$56.59	$49.90	$54.41
Income from investment operations:
Net investment income/(loss)(1)	0.53(2)	0.27	0.12	0.18	0.15
Net gain/(loss) on investments (both realized and unrealized)	15.90	(4.58)	9.86	7.07	0.11
Total from investment operations	16.43	(4.31)	9.98	7.25	0.26
Less distributions:
Dividends from net investment income	(0.50)	—	(0.20)	(0.13)	(0.17)
Distributions from capital gains	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)
Total distributions	(3.82)	(6.72)	(0.68)	(0.56)	(4.77)
Net asset value, end of period	$67.47	$54.86	$65.89	$56.59	$49.90
Total return(3)	30.80%	(5.69)%	17.91%	14.81%	0.12%
Net assets, end of period (in thousands)	$1,653,849	$1,372,808	$1,549,599	$1,406,708	$1,434,021
Average net assets for the period (in thousands)	$1,526,148	$1,449,521	$1,404,624	$1,315,724	$1,501,230
Ratio of gross expenses to average net assets	0.81%	0.82%	0.82%	0.82%	0.84%
Ratio of net expenses to average net assets	0.81%	0.82%	0.82%	0.82%	0.84%
Ratio of net investment income/(loss) to average net assets	0.87%(2)	0.48%	0.20%	0.36%	0.30%
Portfolio turnover rate	43%	36%	46%	38%	41%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Global Real Estate Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.09	$11.76	$11.35	$10.97	$10.53
Income from investment operations:
Net investment income/(loss)(1)	0.20	0.20	0.20	0.20	0.22
Net gain/(loss) on investments (both realized and unrealized)	(0.50)	1.73	0.69	0.66	0.96
Total from investment operations	(0.30)	1.93	0.89	0.86	1.18
Less distributions:
Dividends from net investment income	(0.39)	(0.38)	(0.48)	(0.37)	(0.36)
Distributions from capital gains	(0.14)	(0.22)	—	(0.11)	(0.38)
Total distributions	(0.53)	(0.60)	(0.48)	(0.48)	(0.74)
Net asset value, end of period	$12.26	$13.09	$11.76	$11.35	$10.97
Total return(2)	(2.39)%	17.31%	7.98%	8.26%	11.78%
Net assets, end of period (in thousands)	$42,584	$46,239	$36,579	$35,330	$39,123
Average net assets for the period (in thousands)	$47,764	$39,590	$35,963	$36,226	$38,712
Ratio of gross expenses to average net assets	1.08%	1.16%	1.08%	0.98%	1.08%
Ratio of net expenses to average net assets	1.08%	1.16%	1.08%	0.98%	1.08%
Ratio of net investment income/(loss) to average net assets	1.62%	1.65%	1.75%	1.87%	2.07%
Portfolio turnover rate	69%	61%	78%	72%	18%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Global Research Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$80.85	$84.93	$75.50	$63.68	$59.84
Income from investment operations:
Net investment income/(loss)(1)	0.55	0.88	0.82	0.69	0.63
Net gain/(loss) on investments (both realized and unrealized)	11.36	(0.21)(2)	9.14	11.65	3.71
Total from investment operations	11.91	0.67	9.96	12.34	4.34
Less distributions:
Dividends from net investment income	(0.83)	(0.63)	(0.53)	(0.52)	(0.50)
Distributions from capital gains	(3.24)	(4.12)	—	—	—
Total distributions	(4.07)	(4.75)	(0.53)	(0.52)	(0.50)
Net asset value, end of period	$88.69	$80.85	$84.93	$75.50	$63.68
Total return(3)	15.06%	1.76%	13.25%	19.54%	7.28%
Net assets, end of period (in thousands)	$1,607,701	$1,493,928	$1,564,083	$1,461,778	$1,321,668
Average net assets for the period (in thousands)	$1,511,011	$1,463,525	$1,527,522	$1,362,959	$1,315,214
Ratio of gross expenses to average net assets	0.89%	0.83%	0.69%	0.74%	0.78%
Ratio of net expenses to average net assets	0.89%	0.83%	0.69%	0.74%	0.78%
Ratio of net investment income/(loss) to average net assets	0.68%	1.13%	1.02%	1.01%	1.04%
Portfolio turnover rate	34%	35%	32%	48%	45%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
132 | Janus Investment Fund

Janus Henderson Global Select Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.93	$17.55	$16.06	$12.90	$12.33
Income from investment operations:
Net investment income/(loss)(1)	0.13	0.17	0.13	0.12	0.10
Net gain/(loss) on investments (both realized and unrealized)	1.10	(0.57)	1.51	3.19	0.61
Total from investment operations	1.23	(0.40)	1.64	3.31	0.71
Less distributions:
Dividends from net investment income	(0.17)	(0.09)	(0.15)	(0.15)	(0.14)
Distributions from capital gains	(0.52)	(2.13)	—	—	—
Total distributions	(0.69)	(2.22)	(0.15)	(0.15)	(0.14)
Net asset value, end of period	$15.47	$14.93	$17.55	$16.06	$12.90
Total return(2)	8.18%	(0.51)%	10.22%	25.91%	5.77%
Net assets, end of period (in thousands)	$1,494,051	$1,493,415	$1,615,089	$1,560,200	$1,353,449
Average net assets for the period (in thousands)	$1,455,934	$1,479,323	$1,629,405	$1,427,056	$1,358,987
Ratio of gross expenses to average net assets	0.84%	0.85%	0.84%	0.86%	0.88%
Ratio of net expenses to average net assets	0.84%	0.85%	0.84%	0.86%	0.88%
Ratio of net investment income/(loss) to average net assets	0.91%	1.15%	0.75%	0.87%	0.78%
Portfolio turnover rate	31%	30%	41%	42%	58%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Global Sustainable Equity Fund – Class D
Period ended September 30
2020(1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.17
Total from investment operations	1.18
Less distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$11.18
Total return(3)	11.80%
Net assets, end of period (in thousands)	$5,226
Average net assets for the period (in thousands)	$2,485
Ratio of gross expenses to average net assets(4)	10.52%
Ratio of net expenses to average net assets(4)	0.98%
Ratio of net investment income/(loss) to average net assets(4)	0.50%
Portfolio turnover rate	11%

(1)
Period June 25, 2020 (commencement of Fund) through September 30, 2020.
(2)
Per share amounts are calculated using the average shares outstanding method.
(3)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(4)
Annualized for periods of less than one full year.
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Janus Henderson Global Technology and Innovation Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$37.62	$37.14	$29.69	$24.50	$21.11
Income from investment operations:
Net investment income/(loss)(1)	(0.03)	0.01	—(2)	—(2)	—(2)
Net gain/(loss) on investments (both realized and unrealized)	17.63	2.40	8.63	7.43	5.11
Total from investment operations	17.60	2.41	8.63	7.43	5.11
Less distributions:
Dividends from net investment income	—	(0.04)	—(2)	—	(0.08)
Distributions from capital gains	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)
Total distributions	(3.33)	(1.93)	(1.18)	(2.24)	(1.72)
Net asset value, end of period	$51.89	$37.62	$37.14	$29.69	$24.50
Total return(3)	49.90%	7.91%	29.84%	32.12%	25.41%
Net assets, end of period (in thousands)	$2,426,380	$1,603,112	$1,570,846	$1,147,818	$805,754
Average net assets for the period (in thousands)	$1,911,725	$1,501,953	$1,400,342	$958,246	$716,771
Ratio of gross expenses to average net assets	0.80%	0.83%	0.83%	0.85%	0.88%
Ratio of net expenses to average net assets	0.80%	0.83%	0.83%	0.85%	0.88%
Ratio of net investment income/(loss) to average net assets	(0.08)%	0.03%	0.01%	(0.01)%	0.00%(4)
Portfolio turnover rate	37%	36%	20%	30%	42%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)
Less than 0.005%.
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Janus Henderson Global Value Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.36	$15.34	$14.97	$13.40	$13.27
Income from investment operations:
Net investment income/(loss)(1)	0.26	0.32	0.29	0.26	0.26
Net gain/(loss) on investments (both realized and unrealized)	(1.04)	(0.10)	0.49	1.59	0.53
Total from investment operations	(0.78)	0.22	0.78	1.85	0.79
Less distributions:
Dividends from net investment income	(0.42)	(0.29)	(0.34)	(0.28)	(0.28)
Distributions from capital gains	(0.59)	(0.91)	(0.07)	—	(0.38)
Total distributions	(1.01)	(1.20)	(0.41)	(0.28)	(0.66)
Net asset value, end of period	$12.57	$14.36	$15.34	$14.97	$13.40
Total return(2)	(6.28)%	2.28%	5.26%	14.07%	6.13%
Net assets, end of period (in thousands)	$65,795	$79,366	$85,907	$88,374	$84,954
Average net assets for the period (in thousands)	$71,770	$81,432	$88,359	$85,659	$87,657
Ratio of gross expenses to average net assets	0.78%	0.81%	0.80%	0.80%	0.82%
Ratio of net expenses to average net assets	0.78%	0.81%	0.80%	0.80%	0.82%
Ratio of net investment income/(loss) to average net assets	1.97%	2.26%	1.92%	1.85%	1.96%
Portfolio turnover rate	24%	22%	21%	29%	20%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson International Opportunities Fund – Class D
	Years or Period ended September 30				Period ended July 31 2017(2)
	2020	2019	2018	2017(1)
Net asset value, beginning of period	$24.00	$29.06	$29.51	$29.08	$28.47
Income from investment operations:
Net investment income/(loss)(3)	0.17	0.29	0.37	0.12	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.48	(1.67)	(0.40)	0.31	0.58
Total from investment operations	1.65	(1.38)	(0.03)	0.43	0.61
Less distributions:
Dividends from net investment income	(0.28)	(0.51)	(0.42)	—	—
Distributions from capital gains	(0.69)	(3.17)	—	—	—
Total distributions	(0.97)	(3.68)	(0.42)	—	—
Net asset value, end of period	$24.68	$24.00	$29.06	$29.51	$29.08
Total return(4)	6.84%	(2.90)%(5)	(0.15)%	1.48%	2.14%
Net assets, end of period (in thousands)	$2,210	$2,257	$3,002	$2,187	$1,723
Average net assets for the period (in thousands)	$2,132	$2,483	$3,163	$1,914	$1,119
Ratio of gross expenses to average net assets(6)	1.41%	1.59%	1.16%	1.08%	1.39%
Ratio of net expenses to average net assets(6)	1.06%	1.13%	1.10%	1.08%	1.06%
Ratio of net investment income/(loss) to average net assets(6)	0.73%	1.20%	1.25%	2.43%	0.59%
Portfolio turnover rate	57%	45%	56%	5%	51%

(1)
Period August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)
Period June 5, 2017 (commencement of Class D Shares) through July 31, 2017.
(3)
Per share amounts are calculated using the average shares outstanding method.
(4)
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
(5)
Total return without the effect of affiliated payments would have been (2.94)%.
(6)
Annualized for periods of less than one full year.
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Janus Henderson International Value Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.84	$11.26	$11.52	$10.45	$10.24
Income from investment operations:
Net investment income/(loss)(1)	0.17	0.24	0.23	0.20	0.23
Net gain/(loss) on investments (both realized and unrealized)	(0.74)	(0.77)	(0.14)	1.21	0.30
Total from investment operations	(0.57)	(0.53)	0.09	1.41	0.53
Less distributions:
Dividends from net investment income	(0.28)	(0.26)	(0.22)	(0.24)	(0.25)
Distributions from capital gains	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)
Total distributions	(0.38)	(0.89)	(0.35)	(0.34)	(0.32)
Net asset value, end of period	$8.89	$9.84	$11.26	$11.52	$10.45
Total return(2)	(6.29)%	(4.07)%	0.73%	14.04%	5.35%
Net assets, end of period (in thousands)	$3,305	$3,562	$3,815	$3,498	$2,568
Average net assets for the period (in thousands)	$3,255	$3,603	$3,893	$2,992	$2,508
Ratio of gross expenses to average net assets	1.74%	1.71%	1.48%	1.85%	2.48%
Ratio of net expenses to average net assets	1.01%	1.02%	1.02%	1.04%	1.12%
Ratio of net investment income/(loss) to average net assets	1.82%	2.44%	2.00%	1.93%	2.27%
Portfolio turnover rate	17%	14%	23%	24%	22%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Janus Henderson Overseas Fund – Class D
	Years ended September 30
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.66	$32.12	$31.92	$26.57	$27.06
Income from investment operations:
Net investment income/(loss)(1)	0.30	0.63	0.47	0.49	0.34
Net gain/(loss) on investments (both realized and unrealized)	2.50	(1.78)	0.34	5.19	0.44
Total from investment operations	2.80	(1.15)	0.81	5.68	0.78
Less distributions:
Dividends from net investment income	(0.69)	(0.31)	(0.61)	(0.33)	(1.27)
Total distributions	(0.69)	(0.31)	(0.61)	(0.33)	(1.27)
Net asset value, end of period	$32.77	$30.66	$32.12	$31.92	$26.57
Total return(2)	9.06%	(3.46)%	2.52%	21.72%	2.80%
Net assets, end of period (in thousands)	$572,590	$587,147	$687,846	$731,578	$677,594
Average net assets for the period (in thousands)	$570,593	$605,377	$738,059	$677,837	$703,900
Ratio of gross expenses to average net assets	0.89%	0.79%	0.68%	0.62%	0.58%
Ratio of net expenses to average net assets	0.89%	0.79%	0.68%	0.62%	0.58%
Ratio of net investment income/(loss) to average net assets	0.98%	2.11%	1.42%	1.75%	1.31%
Portfolio turnover rate	18%	22%	23%	39%	85%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually
140 | Janus Investment Fund

shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Fund’s returns.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
141 | Janus Investment Fund

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s net asset value (“NAV”). Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
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Derivatives are instruments that have a value derived from, or directly linked to an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
143 | Janus Investment Fund

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value
144 | Janus Investment Fund

of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

Strategy-Specific Definitions For Janus Henderson Global Sustainable Equity Fund
Environmental, social, and governance (ESG) factors are a set of factors considered in employing a Fund’s investment strategy that include corporate governance, human capital and diversity, carbon footprint, and business ethics.
Sustainable Investing is an investment approach that focuses on companies that relate to certain sustainable development themes, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
145 | Janus Investment Fund

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/reports. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com
P.O. Box 219109
Kansas City, MO 64121-9109
1-800-525-3713
The Trust’s Investment Company Act File No. is 811-1879.
225-20-01600 01-21

▼January 28, 2021

	Class A Shares Ticker	Class C Shares Ticker	Class D Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Global & International Equity
Janus Henderson Asia Equity Fund	JAQAX	JAQCX	JAQDX	JAQIX	JAQNX	N/A	JAQSX	JAQTX
Janus Henderson Emerging Markets Fund	HEMAX	HEMCX	HEMDX	HEMIX	HEMRX	N/A	HEMSX	HEMTX
Janus Henderson European Focus Fund	HFEAX	HFECX	HFEDX	HFEIX	HFERX	N/A	HFESX	HFETX
Janus Henderson Global Equity Income Fund	HFQAX	HFQCX	HFQDX	HFQIX	HFQRX	N/A	HFQSX	HFQTX
Janus Henderson Global Life Sciences Fund	JFNAX	JFNCX	JNGLX	JFNIX	JFNNX	N/A	JFNSX	JAGLX
Janus Henderson Global Real Estate Fund	JERAX	JERCX	JNGSX	JERIX	JERNX	N/A	JERSX	JERTX
Janus Henderson Global Research Fund	JDWAX	JWWCX	JANWX	JWWFX	JDWNX	JDWRX	JWGRX	JAWWX
Janus Henderson Global Select Fund	JORAX	JORCX	JANRX	JORFX	JSLNX	JORRX	JORIX	JORNX
Janus Henderson Global Sustainable Equity Fund	JEASX	JECTX	JEDTX	JEUIX	JETNX	JEGRX	JESSX	JETTX
Janus Henderson Global Technology and Innovation Fund	JATAX	JAGCX	JNGTX	JATIX	JATNX	N/A	JATSX	JAGTX
Janus Henderson Global Value Fund	JPPAX	JPPCX	JNGOX	JPPIX	JPPNX	N/A	JPPSX	JGVAX
Janus Henderson International Opportunities Fund	HFOAX	HFOCX	HFODX	HFOIX	HFOSX	HFORX	HFOQX	HFOTX
Janus Henderson International Value Fund	JIFAX	JIFCX	JIFDX	JIFIX	JIFNX	N/A	JIFSX	JIFTX
Janus Henderson Overseas Fund	JDIAX	JIGCX	JNOSX	JIGFX	JDINX	JDIRX	JIGRX	JAOSX
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	JDBAX	JABCX	JANBX	JBALX	JABNX	JDBRX	JABRX	JABAX
Janus Henderson Contrarian Fund	JCNAX	JCNCX	JACNX	JCONX	JCNNX	JCNRX	JCNIX	JSVAX
Janus Henderson Enterprise Fund	JDMAX	JGRCX	JANEX	JMGRX	JDMNX	JDMRX	JGRTX	JAENX
Janus Henderson Forty Fund	JDCAX	JACCX	JFRDX	JCAPX	JFRNX	JDCRX	JARTX	JACTX
Janus Henderson Growth and Income Fund	JDNAX	JGICX	JNGIX	JGINX	JDNNX	JDNRX	JADGX	JAGIX
Janus Henderson Research Fund	JRAAX	JRACX	JNRFX	JRAIX	JRANX	JRARX	JRASX	JAMRX
Janus Henderson Triton Fund‡	JGMAX	JGMCX	JANIX	JSMGX	JGMNX	JGMRX	JGMIX	JATTX
Janus Henderson Venture Fund‡	JVTAX	JVTCX	JANVX	JVTIX	JVTNX	N/A	JVTSX	JAVTX
Janus Investment Fund

Statement of Additional Information
‡
The Fund is closed to certain new investors.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Certain Funds do not offer all classes of Shares.
This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated January 28, 2021, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, investment policies and restrictions,and investment strategies and risks	2
Investment adviser and subadviser	49
Custodian, transfer agent, and certain affiliations	67
Securities lending	71
Portfolio transactions and brokerage	72
Shares of the trust	78
Net Asset Value Determination	78
Purchases	80
Distribution and Shareholder Servicing Plans	84
Redemptions	87
Income dividends, capital gains distributions, and tax status	90
Trustees and officers	94
Principal shareholders	114
Miscellaneous information	161
Shares of the Trust	163
Shareholder Meetings	163
Voting Rights	163
Master/Feeder Option	163
Independent Registered Public Accounting Firm	163
Registration Statement	163
Financial statements	164
Appendix A	165
Explanation of Rating Categories	165

Classification, investment policies and restrictions,and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about 22 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

Classification
The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Henderson Contrarian Fund and Janus Henderson Forty Fund are classified as nondiversified. Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Sustainable Equity Fund, Janus Henderson Global Technology and Innovation Fund, Janus Henderson Global Value Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Value Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Enterprise Fund, Janus Henderson Growth and Income Fund, Janus Henderson Research Fund, Janus Henderson Triton Fund, and Janus Henderson Venture Fund are classified as diversified.

Adviser
Janus Capital Management LLC (“Janus Capital”) is the investment adviser for each Fund and is responsible for the general oversight of the subadviser.

Subadviser
Funds subadvised by Perkins.   Perkins Investment Management LLC (“Perkins”) is the investment subadviser for Janus Henderson Global Value Fund and Janus Henderson International Value Fund.

Investment Policies and Restrictions Applicable to all Funds
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.
(1)  With respect to 75% of its total assets, Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Sustainable Equity Fund, Janus Henderson Global Technology and Innovation Fund, Janus Henderson Global Value Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Value Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Enterprise Fund, Janus Henderson Growth and Income Fund, Janus Henderson Research Fund, Janus Henderson Triton Fund, and Janus Henderson Venture Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Each Fund may not:
(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that:
(i)
Janus Henderson Global Life Sciences Fund will normally invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.

(ii)
Janus Henderson Global Real Estate Fund will invest 25% or more of the value of its total assets in the real estate industries or real estate-related industries.
(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4)  Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6)  Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.
(7)  Each Fund (except for Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, and Janus Henderson International Opportunities Fund) may not:
Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.
(8)  With respect to Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, and Janus Henderson International Opportunities Fund, each Fund may not:
Borrow money or issue “senior securities,” in each case except as permitted under the 1940 Act.
As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1)  If a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2)  The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3)  The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4)  A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5)  A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
(6)  The Funds may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Fund’s policies on investing in particular industries, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff (the “Staff”) interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.

Investment Policies Applicable to Certain Funds
Janus Henderson Global Life Sciences Fund.   As a fundamental policy, Janus Henderson Global Life Sciences Fund will normally invest at least 25% of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. Janus Henderson Global Life Sciences Fund does not have a policy to concentrate in any industry other than those listed above.
Janus Henderson Global Real Estate Fund.   As a fundamental policy, the Fund will concentrate 25% or more of its total assets in securities of issuers in real estate industries or real estate-related industries.
Janus Henderson Balanced Fund.   As an operational policy, at least 25% of the assets of Janus Henderson Balanced Fund will normally be invested in fixed-income senior securities. A senior security ranks above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Fund would be in line to receive repayment of its investment before certain of the company’s other creditors.

Investment Strategies and Risks
Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.
Cash Position
As discussed in the Prospectuses, a Fund’s cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Fund may also invest in affiliated or non-affiliated money market funds (refer to “Investment Company Securities”).
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Each Fund may invest in commercial paper that is rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Services (“S&P”) or, if not rated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody’s or AAA or AA by S&P. Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include credit risk and liquidity risk.
Illiquid Investments
Each Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.
If illiquid investments that are assets exceed 15% of aFund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of aFund to decline.
Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. AFund may not invest more than 1% of its total assets in the aggregate, measured at the time of the subsequent purchase, in any one venture capital company.
Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when, in the portfolio managers’ and/or investment personnel’s opinion, it is appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in aFund’s NAV.

Segregation of Assets
Consistent with Staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with Staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with current Staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between a Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, a Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap or option.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, a Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When a Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. Each Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Segregation and Collateral Procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on a Fund’s ability to leverage its investments and the related risk of losses from leveraging. A Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call option and put option are the same, or the exercise price of the call option is higher than that of the put option, a Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, a Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put option is “in the money.”
In order to comply with the Segregation and Collateral Procedures, a Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, a Fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied. A Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
A Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or Staff guidance.

Securities Lending
Under procedures adopted by the Trustees, certainFunds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. To the extent a Fund engages in securities lending, there is the risk of delay in recovering a loaned security. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. CertainFunds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The Funds that participate in securities lending have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances, individual loan transactions could yield negative returns.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser or in time deposits. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock.   Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock.   A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security.   A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by aFund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, aFund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Warrants.   Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Special Purpose Acquisition Companies.   Certain Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Financial Services Sector Risk
To the extent aFund invests a significant portion of its assets in the financial services sector, thatFund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Cyber Security Risk
With the increased use of the Internet to conduct business, the Fundsare susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, subadministrators, and financial intermediaries), or the subadvisers (if applicable) may subject a Fund to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Operational Risk
An investment in a Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect a Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Fundsseek to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that a
Fund will not suffer losses if such events occur.

Foreign Securities
Each Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. In addition to the Global and International Funds, Janus Henderson Enterprise Fund and Janus Henderson Venture Fund have, at times, invested a substantial portion of their assets in foreign securities and may continue to do so. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk.   As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Political and Economic Risk.   Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk.   There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk.   Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. A Fund could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
Geographic Investment Risk.   To the extent a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on aFund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Transaction Costs.   Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Brexit Risk. On June 23, 2016, the United Kingdom voted via referendum to exit the EU, commonly known as “Brexit”. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Emerging Markets.   Within the parameters of its specific investment policies, each Fund, particularly Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Research Fund, Janus Henderson Global Technology and Innovation Fund, Janus Henderson Global Value Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Value Fund, and Janus Henderson Overseas Fund, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. For Janus Henderson Emerging Markets Fund, such countries include any country that has been considered by the World Bank, the International Finance Corporation or the United Nations to be developing and/or any country that is included in the MSCI Emerging Markets Index, which measures the equity market performance of developing markets. Each of Janus Henderson Global Real Estate Fund and Janus Henderson Global Select Fund will normally limit its investments in emerging market countries to 15% and 30%, respectively, of its net assets. Janus Henderson Global Equity Income Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. Janus Henderson Global Sustainable Equity Fund will normally limit its investments in emerging market countries to 5% of its net assets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.
The securities markets of many of the emerging markets countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its illiquid investments. The Funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Securities Listed on Chinese Stock Exchanges.   Funds with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China B Shares, which may be owned by both Chinese and foreign investors and China A Shares. A fund with the ability to invest in foreign securities may invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A Shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.
Stock Connect is a securities trading and clearing linked program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), a wholly-owned subsidiary of Hong Kong Exchanges and Clearing Limited (“HKEC”), the Exchanges, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a fund, accessing Stock Connect Securities.
A primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a fund as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and a fund may not fully recover its losses or the Stock Connect Securities it owns. Recovery of a fund’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the funds or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via Stock Connect, a fund’s investment program would be adversely impacted.

Stock Connect will only operate on days when both the respective Exchange and SEHK are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Trading via Stock Connect is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to a fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Risks of Investments in the People’s Republic of China (“PRC”).   In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets. Reduction in spending on Chinese products and services, the imposition of tariffs or other trade barriers by the United States or other foreign governments on exports from the PRC, or a downturn in any of the economies of the PRC’s key trading partners may also have an adverse impact on Chinese issuers and the PRC’s economy as a whole. The current political climate has intensified concerns about trade tariffs and a potential trade war between the PRC and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies and/or large segments of the PRC’s export industry with a potentially negative impact to a Fund.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Chinese companies, particularly those located in China, may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. PRC companies are required to follow Chinese accounting standards and practices, which may be less rigorous and significantly different than international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. Furthermore, the Public Company Accounting Oversight Board (the “PCAOB”) has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms in China. This may result in inaccurate or incomplete financial records of an issuer’s operations within China, which may have a negative impact on a Fund’s investments in such companies.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events (see “Geographic Investment Risk”). In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.

Moreover, as demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to a Fund’s investment in the PRC or Hong Kong.
Risks of Investments in Russia.   In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for that Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
As a result of political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Fund. Any or all of these potential results could lead Russia’s economy into a recession.
Risks of Investments in Latin American Countries.   In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin

American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Risks of Investments in the Asian Region.   In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the Asian region, or having indirect exposure to Asian securities through derivative investments, presents additional risks. Because Janus Henderson Asia Equity Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as the social, financial, economic, and political conditions within that region or country. Specifically, a Fund’s investments in Asian issuers increases the Fund’s exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to Asian countries or regions.
If a Fund’s investments focus on Asian issuers, its investments will be more sensitive to social, financial, economic, political, and regulatory developments affecting the fiscal stability of a particular country and/or the broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader region may cause the value of the Fund’s holdings to decrease, in some cases significantly. As a result, that Fund is likely to be more volatile than a fund that is more geographically diverse in its investments.
The Asian region within which a Fund may focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries and therefore have an adverse effect on the value of the Fund’s portfolio. Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause the Fund to underperform funds that do not focus their investments in a single region of the world.

It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which the Fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe, and events in these economies could negatively impact the economies of the Asian region.
The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities which could lead to a significant possibility of loss to the Fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.
Short Sales
Certain Funds may engage in “short sales against the box.” This technique involves either selling short a security that a Fund owns, or selling short a security that a Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.
Certain Funds may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.
The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Certain Funds’ ability to invest in short sales may be limited, as described in such Fund’s Prospectuses.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Fund may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal

Revenue Code”), and the regulations thereunder, a Fund must distribute its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by a Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Funds may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Funds.
Agency Mortgage-Related Securities.   The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues mortgage participation certificates (“PCs”), which resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal.
The Federal National Mortgage Association (“Fannie Mae”) also issues mortgage pass-through certificates (“Fannie Mae Certificates”), which resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.

Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Funds’ investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk.
Asset-Backed Securities.   Asset-backed securities represent interests in pools of consumer and commercial loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Privately Issued Mortgage-Related Securities.   Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. A decline in real property values across the United States may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held by a Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities.   A Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including office properties, retail properties, hotels, industrial mixed use properties or multi-family apartment buildings. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities.   Other mortgage-related securities in which a Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Fund may invest in any combination of mortgage-related interest-only or principal-only debt.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Adjustable Rate Mortgage-Backed Securities.   A Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Collateralized Loan Obligations (“CLO”).   A CLO is a type of structured credit, which is a sector of the fixed income market that also includes asset-backed and mortgage- backed securities. Typically organized as a trust or other special purpose vehicle, the CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.
Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cashflows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws.
CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time, the liquidity of the CLO may be further reduced. During period of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. A Fund may not be able to accurately predict when or which of its CLO investments will be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in the Fund’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and requiring a Fund to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.
Other Types of Pass-Through Securities.   The Funds also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds’ Prospectuses may apply.
Investment Company Securities
From time to time, a Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Fund may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. A Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.
Pursuant to the terms of an SEC exemptive order issued to the Trust, a Fund may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities purchased by a Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by Janus Capital or its affiliates (as well as shares held by Janus Capital and its affiliates), cannot exceed 25% of the outstanding voting securities of the acquired investment company at the time of purchase, and none of these entities (including a Fund) may individually or collectively exert a controlling influence over the acquired investment company. A Fund may not rely on the order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act, except under certain limited circumstances. To the extent necessary to comply with the provisions of the 1940 Act or the order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, Janus Capital will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.
To the extent a Fund invests in money market funds or other funds, such Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which a Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees or temporarily suspend the ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect a Fund’s return potential.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.
As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that a Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
Exchange-Traded Notes
Certain Funds may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. A Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Equity-Linked Notes
An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “underlying equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. A Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter (“OTC”) markets, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”). A Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). A Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
Depositary Receipts
Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds’ Prospectuses, as applicable.
U.S. Government Securities
To the extent permitted by its investment objective and policies, each Fund, particularly Janus Henderson Balanced Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
A Fund may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Municipal Obligations
The Funds may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s current financial obligations, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.
A Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Other Income-Producing Securities
Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:
Inverse Floaters.   Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.
When-Issued, Delayed Delivery and Forward Commitment Transactions.   A Fund may enter into “to be announced” or “TBA” commitments and may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
To facilitate TBA commitments, a Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) which are expected to be effective in March 2021, may include mandatory margin requirements for TBA commitments which, in some circumstances, will require a Fund to also post collateral. These collateral requirements may increase costs associated with a Fund’s participation in the TBA market.
Standby Commitments.   Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds.   Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds.   Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
A Fund will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Variable and Floating Rate Obligations.   These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnelincorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each Fund may invest in publicly traded REITs. Janus Henderson Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in publicly traded REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in publicly traded REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, publicly traded REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Publicly traded REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in publicly traded REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the publicly traded REITs. In addition, publicly traded REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments that are assets. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although a Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. A Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Mortgage Dollar Rolls
Certain Funds may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict mortgage supply dynamics, mortgage prepayments, and short-term Federal Reserve interest rate policy. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Loans
Certain Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 5% of Janus Henderson Global Technology and Innovation Fund’s total assets and no more than 20% of Janus Henderson Balanced Fund’s total assets. The loans in which a Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments that are assets, when combined with the Fund’s other illiquid investments.
Bank Loans.   Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.
The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Bank Obligations.   Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Corporate Loans.   Certain Funds may invest in corporate loans. Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default. Most of a Fund’s Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. Each applicable Fund generally acquires Corporate Loans of borrowers that, in Janus Capital’s or the subadviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by Janus Capital or a subadviser. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. A Fund attempts to manage these risks through careful analyses and monitoring of borrowers.
There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities, and thus Janus Capital or a subadviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, each Fund is particularly dependent on the analytical abilities of Janus Capital or a subadviser, as applicable.
Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. As a result, Corporate Loans may be illiquid, meaning that a Fund cannot reasonably expect to sell or dispose of them in current market conditions in seven calendar days or less without the sale or disposition significantly changing their market value. In addition, the market for Corporate Loans, if any, could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the opinion of each of Janus Capital and the applicable subadviser, this should enhance their liquidity.
A Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. A Fund may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, each of Janus Capital and the applicable subadviser believes that a Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.
Floating Rate Loans.   A Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. A Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where a Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Other Securities.   The Funds may invest in other types of securities including, but not limited to, subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.
Confidential Information.   With respect to certain loan transactions, including but not limited to private placements, a Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in a Fund’s holdings, Janus Capital’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because a Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Funds. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or a Fund to material non-public information of the issuer, restricting such Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Funds to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Funds to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of a Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Fund’s rights as a creditor.

High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, certain Funds may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba1 or lower by Moody’s Investors Service, Inc.). To the extent a Fund invests in high-yield/high-risk bonds (also known as “junk” bonds), under normal circumstances, each of the Funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Technology and Innovation Fund, Janus Henderson Global Value Fund, Janus Henderson International Value Fund, Janus Henderson Overseas Fund, Janus Henderson Enterprise Fund, Janus Henderson Forty Fund, Janus Henderson Growth and Income Fund, Janus Henderson Research Fund, Janus Henderson Triton Fund, and Janus Henderson Venture Fund), 20% or less of its net assets (Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, and Janus Henderson Contrarian Fund), or 35% or less of the fixed-income portion of its net assets (Janus Henderson Balanced Fund).
Lower rated bonds, which are considered speculative, involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.
A Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated high-yield/high-risk bonds will be included in each Fund’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating or may issue unrated securities. A Fund’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
Certain Funds may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks.   Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities.   Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Fund’s ability to readily dispose of securities to meet redemptions.
Other.   Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments
Certain Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Funds may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
A Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s or a subadviser’s ability to establish and maintain appropriate systems and trading.
Futures Contracts.   The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the policies of a Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Fund may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fundsdo business.
Janus Capital has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” with respect to the Funds in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, Janus Capital is not subject to regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Funds. The Funds may enter into futures contracts and related options as permitted under Rule 4.5. Janus Capital will become subject to increased CFTC regulation if a Fund invests more than a prescribed level of its assets in such instruments, or if a Fund markets itself as providing investment exposure to these instruments. If a Fund cannot meet the requirements of Rule 4.5, Janus Capital and such Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Fund’s expenses, which could negatively impact the Fund’s returns. Janus Capital is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption. Additionally, Janus Henderson Global Real Estate Fund may have investments in certain securitized vehicles and/or mortgage REITs that may invest in commodity-related investments and which, in turn, may be considered commodity pools. Janus Capital has no transparency into the holdings of these “underlying funds,” and Janus Capital has filed a claim with the CFTC to rely on available relief to delay any regulation as a “commodity pool operator” with respect to Janus Henderson Global Real Estate Fund which expires six months from the date on which the CFTC issues additional guidance on the treatment of commodity-related investments held by such “underlying funds.” To date, the CFTC has not issued additional guidance with respect to such investments.
The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company’s stock. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund’s interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ and/or investment personnel’s view about the direction of interest rates is incorrect, that Fund may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions.
Options on Futures Contracts.   The Funds may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts.   A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of

thatFund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, a Fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, a Fund’s ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.
Options on Foreign Currencies.   The Funds may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.
The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.
The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
Eurodollar Instruments.   Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.   Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges (“Exchanges”), such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities.   In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.
A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an Exchange on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.
A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices.   The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices.   The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.
The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

Other Options.   In addition to the option strategies described above and in the Prospectuses, a Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. A Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.
The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products.   The Funds may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments).
Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.
A Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”) will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps.
There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to a Fund because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the Fund), including OTC credit default swap agreements, for investment purposes, to add leverage to its portfolio, or to hedge against widening credit spreads on high-yield/high-risk bonds. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.
A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Regulations enacted by the CFTC under the Dodd-Frank Act require the Funds to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, a Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, a Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. A Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Funds to losses, increase their costs, or prevent the Funds from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Options on Swap Contracts.   Certain Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps.   A Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Fund will either pay or receive the net amount. A Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments.   A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. Accordingly, the Funds may treat such instruments as illiquid investments.
Regulatory Changes and Market Events and Risks.   Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Funds or the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Funds’ abilities to achieve their investment objectives or otherwise adversely impact an investment in the Funds. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010, provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and their financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.
The value of a Fund’s holdings is also generally subject to the risk of significant future local, national, or global economic disruptions or slowdowns in the markets in which a Fund invests. In the event of such an occurrence, the issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.
Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund’s assets. In addition, these disruptions could also impair the information technology and other operational systems upon which the Funds’ service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Funds’ service providers to perform essential tasks on behalf of the Funds.

LIBOR Replacement Risk.   The Funds may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect a Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending, among other things, on (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Concentration Risk.   To the extent a Fund focuses its investments in any single type of investment, including in a given industry, sector, country, region, or types of security, companies in its portfolio may share common characteristics and react similarly to market developments. For example, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund’s net asset value. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.

Portfolio Turnover
The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund’s investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel, or due to a restructuring of a Fund’s portfolio as a result of a change in portfolio management. A Fund’s portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Funds for the last two fiscal years, unless otherwise noted.

Fund Name	Portfolio Turnover Rate for the fiscal year ended September 30, 2020	Portfolio Turnover Rate for the fiscal year ended September 30, 2019
Global & International Equity
Janus Henderson Asia Equity Fund	53%	34%
Janus Henderson Emerging Markets Fund	110%	68%
Janus Henderson European Focus Fund	160%	145%
Janus Henderson Global Equity Income Fund(1)	227%	142%
Janus Henderson Global Life Sciences Fund	43%	36%
Janus Henderson Global Real Estate Fund	69%	61%
Janus Henderson Global Research Fund	34%	35%
Janus Henderson Global Select Fund	31%	30%
Janus Henderson Global Sustainable Equity Fund	(2)11%	N/A
Janus Henderson Global Technology and Innovation Fund	37%	36%
Janus Henderson Global Value Fund	24%	22%
Janus Henderson International Opportunities Fund	57%	45%
Janus Henderson International Value Fund	17%	14%
Janus Henderson Overseas Fund	18%	22%
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	90%	81%
Janus Henderson Contrarian Fund	68%	76%
Janus Henderson Enterprise Fund	14%	13%
Janus Henderson Forty Fund	42%	44%
Janus Henderson Growth and Income Fund	24%	13%
Janus Henderson Research Fund	38%	41%
Janus Henderson Triton Fund	32%	26%
Janus Henderson Venture Fund	25%	19%

(1)
The variation in the Fund’s portfolio turnover rates may be due to changes in market conditions.
(2)
June 25, 2020 (effective date) to September 30, 2020.

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the series of the Trust (the “Janus Henderson funds”) are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings.   A schedule of each Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares). A complete schedule of each Fund’s portfolio holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. Each Fund’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, each Fund’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).
•
Top Holdings.   Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag.
•
Other Information.   Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag.

Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Henderson’s Chief Investment Officer, in consultation with the Funds’ Chief Compliance Officer or a designee, that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by Janus Henderson’s Chief Investment Officer, in consultation with the Funds’ Chief Compliance Officer or a designee, is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Funds’ Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Henderson’s Chief Investment Officer, in consultation with the Funds’ Chief Compliance Officer or a designee, has the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by Janus Henderson’s Chief Investment Officer, in consultation with the Funds’ Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Alpha Financial Markets Consulting	Monthly	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
Boston Financial Data Services, Inc.	As needed	Current
BNP Paribas Fund Services LLC	Daily	Current
BNP Paribas New York Branch	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Paribas Securities Services	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current

Name	Frequency	Lag Time
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young Global Limited	Semiannually	1-2 days
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Fintech SISU LLC	Daily	Current
FIS Financial Systems LLC – Wall Street Concepts (WSC)	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
IHS Markit	Daily	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
JPMorgan Chase Bank, National Association	Daily	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Merrill Communications LLC	Quarterly	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
Nasdaq Inc.	Daily	Current
New England Pension Consultants	Monthly	Current
Perficient, Inc.	As needed	Current
Plante & Moran, PLLC	Daily	30 days
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
RR Donnelley and Sons Company	Daily	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current

Name	Frequency	Lag Time
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Tower Investment	As needed	30 days
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
Wachovia Securities LLC	As needed	Current
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	30 days
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, non-U.S. registered investment companies, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

Investment adviser and subadviser

Investment Adviser – Janus Capital Management LLC
As stated in the Prospectuses, each Fund has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Capital Group Inc., the direct parent of Janus Capital, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.
Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees of the Trust (the “Trustees”) or the affirmative vote of a majority of the outstanding voting securities of each Fund. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.
Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments, provide office space for the Funds and certain other advisory-related services. Each Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of the Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Funds’ transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, Janus Capital has delegated certain management duties for certain Funds to Perkins pursuant to subadvisory agreements (“Sub-Advisory Agreements”) between Janus Capital and the subadviser.
In rendering investment advisory services to Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Sustainable Equity Fund, and Janus Henderson International Opportunities Fund, Janus Capital may use the portfolio management, research, and other resources of Henderson Global Investors Limited, Henderson Global Investors (Singapore) Ltd., or Henderson Global Investors (Japan) Ltd. (collectively, “HGIL”), foreign (non-U.S.) affiliates of Janus Capital. One or more HGIL employees may provide services to the Funds through a “participating affiliate” arrangement, as that term is used in guidance issued by the Staff allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, HGIL and its employees are considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and investment professionals from HGIL may render portfolio management, research, and other services to the Funds, subject to supervision of Janus Capital. The responsibilities of both Janus Capital and HGIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.
Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Fundsreimburse Janus Capital for its out-of-pocket costs. Each Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that Janus Capital (or any subadviser, as applicable) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of a Fund. Certain costs may be waived and/or reimbursed by Janus Capital pursuant to an expense limitation agreement with a Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ Advisory Agreements and Sub-Advisory Agreements (as applicable) is included in each Fund’s annual report (for the period ending September 30) and semiannual report (for the period ending March 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under “Average Daily Net Assets of the Fund.” Funds that pay a fee that may adjust up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Fund” column below. The following table also reflects the Funds’ contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the “base fee” rate prior to any performance fee adjustment for Funds that have a performance fee structure.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Global & International Equity
Janus Henderson Asia Equity Fund	N/A	0.92
Janus Henderson Emerging Markets Fund	First $1 Billion Next $1 Billion Over $2 Billion	1.00 0.90 0.85
Janus Henderson European Focus Fund	First $500 Million Next $1 Billion Next $1 Billion Over $2.5 Billion	1.00 0.90 0.85 0.80
Janus Henderson Global Equity Income Fund	First $1 Billion Next $1 Billion Over $2 Billion	0.85 0.65 0.60
Janus Henderson Global Life Sciences Fund	All Asset Levels	0.64
Janus Henderson Global Real Estate Fund	N/A	0.75
Janus Henderson Global Research Fund	N/A	0.60
Janus Henderson Global Select Fund	All Asset Levels	0.64
Janus Henderson Global Sustainable Equity Fund	First $2 Billion Over $2 Billion	0.75 0.70
Janus Henderson Global Technology and Innovation Fund	All Asset Levels	0.64
Janus Henderson Global Value Fund	N/A	0.64
Janus Henderson International Opportunities Fund	First $2 Billion Next $1 Billion Next $1 Billion Next $1 Billion Next $5 Billion Over $10 Billion	1.00 0.90 0.80 0.70 0.60 0.50
Janus Henderson International Value Fund	All Asset Levels	0.80
Janus Henderson Overseas Fund	N/A	0.64
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	All Asset Levels	0.55
Janus Henderson Contrarian Fund	N/A	0.64
Janus Henderson Enterprise Fund	All Asset Levels	0.64
Janus Henderson Forty Fund	N/A	0.64
Janus Henderson Growth and Income Fund	All Asset Levels	0.60
Janus Henderson Research Fund	N/A	0.64
Janus Henderson Triton Fund	All Asset Levels	0.64
Janus Henderson Venture Fund	All Asset Levels	0.64

Performance-Based Investment Advisory Fee
Applies to Janus Henderson Global Research Fund, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, Janus Henderson Forty Fund, Janus Henderson Overseas Fund, and Janus Henderson Asia Equity Fund only
Effective on the dates shown below, each of Janus Henderson Global Research Fund, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, Janus Henderson Forty Fund, Janus Henderson Overseas Fund, and Janus Henderson Asia Equity Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund’s performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.
Fund Name	Effective Date of Performance Fee Arrangement	Effective Date of First Adjustment to Advisory Fee
Janus Henderson Global Research Fund	01/01/06	01/01/07
Janus Henderson Contrarian Fund	02/01/06	02/01/07
Janus Henderson Research Fund	02/01/06	02/01/07
Janus Henderson Global Real Estate Fund	12/01/07	12/01/08
Janus Henderson Global Value Fund	07/01/10	07/01/11
Janus Henderson Forty Fund	07/01/10	01/01/12
Janus Henderson Overseas Fund	08/01/10	11/01/11
Janus Henderson Asia Equity Fund	08/01/11	08/01/12

Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.
The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.
The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.
The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund’s performance compared to its former benchmark index. Any change to a particular Fund’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that, with respect to Funds that charge a performance fee, changing a Fund’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund’s benchmark index is appropriate.
Under certain circumstances, the Trustees may, without the prior approval of Fund shareholders, implement changes to the performance fee structure of a Fund as discussed above, subject to applicable law.
It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.
Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.
The Base Fee Rate would be computed as follows:
$200 million x 0.60% ÷ 12 = $100,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.

Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.
The Base Fee Rate would be computed as follows:
$800 million x 0.60% ÷ 12 = $400,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.
The Base Fee Rate for each Fund and the Fund’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:
Fund Name	Benchmark Index	Base Fee Rate (%) (annual rate)
Janus Henderson Global Research Fund	MSCI World IndexSM (1)	0.60
Janus Henderson Contrarian Fund	S&P 500® Index(2)	0.64
Janus Henderson Research Fund	Russell 1000® Growth Index(3)	0.64
Janus Henderson Global Real Estate Fund	FTSE EPRA Nareit Global Index(4)	0.75
Janus Henderson Global Value Fund	MSCI World Index(1)	(5)0.64
Janus Henderson Forty Fund	Russell 1000 Growth Index(3)	0.64
Janus Henderson Overseas Fund	MSCI All Country World ex-U.S. Indexsm(6)	0.64
Janus Henderson Asia Equity Fund	MSCI All Country Asia ex-Japan Index(7)	0.92

(1)
The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
(2)
The Standard & Poor’s (“S&P”) 500 Index is a commonly recognized market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
(3)
The Russell 1000 Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(4)
The FTSE EPRA Nareit Global Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.
(5)
Janus Capital pays Perkins, the Fund’s subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of the Fund. The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments).
(6)
The MSCI All Country World ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.
(7)
The MSCI All Country Asia ex-Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.
The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period.

The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended September 30, 2020 are shown below.
Fund Name	Net Assets
Janus Henderson Global Research Fund	$ 3,008,632,526
Janus Henderson Contrarian Fund	$ 3,089,826,842
Janus Henderson Research Fund	$ 17,440,569,593
Janus Henderson Global Real Estate Fund	$ 653,831,756
Janus Henderson Global Value Fund	$ 105,743,525
Janus Henderson Forty Fund	$ 17,401,059,586
Janus Henderson Overseas Fund	$ 1,199,919,777
Janus Henderson Asia Equity Fund	$27,957,165

Examples: Janus Henderson Global Research Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI World Index.
Example 1: Fund Outperforms Its Benchmark Index By 6.00%
If the Fund has outperformed the MSCI World Index by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of 0.15%	1/12th of 0.75%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI World Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	0.00	1/12th of 0.60%
Example 3: Fund Underperforms Its Benchmark Index By 6.00%
If the Fund has underperformed the MSCI World Index by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of -0.15%	1/12th of 0.45%
Examples: Janus Henderson Contrarian Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the S&P 500 Index.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the S&P 500 Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%

Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the S&P 500 Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the S&P 500 Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Research Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000 Growth Index.
Example 1: Fund Outperforms Its Benchmark Index By 5.00%
If the Fund has outperformed the Russell 1000 Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 1000 Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 5.00%
If the Fund has underperformed the Russell 1000 Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Global Real Estate Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the FTSE EPRA Nareit Global Index.
Example 1: Fund Outperforms Its Benchmark Index By 4.00%
If the Fund has outperformed the FTSE EPRA Nareit Global Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	1/12th of 0.15%	1/12th of 0.90%

Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the FTSE EPRA Nareit Global Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	0.00	1/12th of 0.75%
Example 3: Fund Underperforms Its Benchmark Index By 4.00%
If the Fund has underperformed the FTSE EPRA Nareit Global Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	1/12th of -0.15%	1/12th of 0.60%
Examples: Janus Henderson Global Value Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI World Index.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI World Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI World Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI World Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Janus Henderson Global Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustment). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on the Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the MSCI World Index.
Examples: Janus Henderson Forty Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000 Growth Index.

Example 1: Fund Outperforms Its Benchmark Index By 8.50%
If the Fund has outperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 1000 Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 8.50%
If the Fund has underperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Overseas Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI All Country World ex-U.S. Index.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI All Country World ex-U.S. Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI All Country World ex-U.S. Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI All Country World ex-U.S. Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%

Examples: Janus Henderson Asia Equity Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI All Country Asia ex-Japan Index.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI All Country Asia ex-Japan Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.92%	1/12th of 0.15%	1/12th of 1.07%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI All Country Asia ex-Japan Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.92%	0.00	1/12th of 0.92%
Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI All Country Asia ex-Japan Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.92%	1/12th of -0.15%	1/12th of 0.77%

Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed in the following table, or reimburse expenses, in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each Fund, if applicable, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver for at least a one-year period commencing on January 28, 2021. In addition, for Class R Shares of Janus Henderson International Opportunities Fund, for at least a one-year period commencing on January 28, 2021, Janus Capital has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets.
Fund Name	Expense Limit Percentage (%)
Global & International Equity
Janus Henderson Asia Equity Fund	(1)1.11
Janus Henderson Emerging Markets Fund	1.03
Janus Henderson European Focus Fund	0.96
Janus Henderson Global Equity Income Fund	0.84
Janus Henderson Global Real Estate Fund	(1)0.91
Janus Henderson Global Research Fund	(1)0.86
Janus Henderson Global Select Fund	0.87
Janus Henderson Global Sustainable Equity Fund	(2)0.85

Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Technology and Innovation Fund	0.71
Janus Henderson International Opportunities Fund	0.88
Janus Henderson International Value Fund	0.86
Janus Henderson Overseas Fund	(1)0.87
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	0.68
Janus Henderson Contrarian Fund	(1)0.75
Janus Henderson Enterprise Fund	0.80
Janus Henderson Forty Fund	(1)0.68
Janus Henderson Growth and Income Fund	0.67
Janus Henderson Research Fund	(1)0.68
Janus Henderson Triton Fund	0.92
Janus Henderson Venture Fund	0.92

(1)
The Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Fund’s performance relative to its benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.
(2)
Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund, beginning with the commencement of operations (June 25, 2020) and expiring on the third anniversary of the commencement of operations or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, provided that at no time during such period shall the normal operating expenses allocated to the Fund, with the exceptions previously noted, exceed the percentage stated.
The following table summarizes the investment advisory fees paid by each Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended September 30, unless otherwise noted.
	Fiscal year ended September 30, 2020		Fiscal year ended September 30, 2019		Fiscal year ended September 30, 2018
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Global & International Equity
Janus Henderson Asia Equity Fund	$238,890	– $205,976	$233,033	– $233,033(1)	$354,962	– $152,561
Janus Henderson Emerging Markets Fund	$762,986	– $354,496	$1,232,554	– $461,225	$1,969,333	– $344,000
Janus Henderson European Focus Fund	$3,587,362	– $490,022	$5,457,061	– $742,817	$13,151,727	– $98,936
Janus Henderson Global Equity Income Fund	$28,680,747	$—	$30,507,309	– $684	$36,561,962	– $1,306
Janus Henderson Global Life Sciences Fund	$25,577,585	N/A	$24,419,258	N/A	$23,698,583	N/A
Janus Henderson Global Real Estate Fund	$4,517,389	$—	$2,822,465	– $1,726	$1,829,035	$—
Janus Henderson Global Research Fund	$20,352,504	$—	$17,502,781	$—	$14,407,886	$—
Janus Henderson Global Select Fund	$12,622,081	– $6,189	$12,905,133	– $5,216	$14,209,028	– $2,065
Janus Henderson Global Sustainable Equity Fund(2)	$15,836	– $15,836(1)	N/A	N/A	N/A	N/A
Janus Henderson Global Technology and Innovation Fund	$26,188,840	$—	$19,085,748	$—	$17,136,918	$—
Janus Henderson Global Value Fund	$593,566	N/A	$945,236	N/A	$1,200,423	N/A
Janus Henderson International Opportunities Fund	$15,982,958	– $2,325,111	$23,357,876	– $2,901,890	$40,822,033	– $13,639
Janus Henderson International Value Fund	$278,722	– $224,455	$326,012	– $232,223	$396,861	– $189,077
Janus Henderson Overseas Fund	$8,479,248	$—	$7,750,571	$—	$8,017,851	$—

	Fiscal year ended September 30, 2020		Fiscal year ended September 30, 2019		Fiscal year ended September 30, 2018
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$108,805,393	$—	$91,015,773	$—	$79,656,640	$—
Janus Henderson Contrarian Fund	$15,826,463	– $3,381	$13,903,807	– $3,242	$12,147,088	– $401
Janus Henderson Enterprise Fund	$133,436,275	$—	$125,128,897	$—	$110,523,064	$—
Janus Henderson Forty Fund	$96,444,760	$—	$79,371,315	$—	$78,076,359	$—
Janus Henderson Growth and Income Fund	$35,958,005	$—	$34,566,779	$—	$31,717,355	$—
Janus Henderson Research Fund	$78,258,363	$—	$73,397,624	$—	$77,401,156	$—
Janus Henderson Triton Fund	$69,171,394	$—	$72,538,176	$—	$66,606,429	$—
Janus Henderson Venture Fund	$21,150,885	$—	$21,526,075	$—	$21,470,388	$—

(1)
The fee waiver by Janus Capital exceeded the advisory fee.
(2)
June 25, 2020 (effective date) to September 30, 2020.

Subadviser
Janus Capital has entered into Sub-Advisory Agreements on behalf of Janus Henderson Global Value Fund and Janus Henderson International Value Fund.

Perkins Investment Management LLC
Janus Capital has entered into Sub-Advisory Agreements with Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Janus Henderson Global Value Fund and Janus Henderson International Value Fund.
Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns 100% of Perkins.
Under the Sub-Advisory Agreements between Janus Capital and Perkins, Perkins is responsible for the day-to-day investment operations of Janus Henderson Global Value Fund and Janus Henderson International Value Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.
Under the Sub-Advisory Agreements, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by each of Janus Henderson Global Value Fund and Janus Henderson International Value Fund to Janus Capital (calculated after any applicable performance fee adjustments for Janus Henderson Global Value Fund; and after any reimbursement of expenses incurred or fees waived for Janus Henderson International Value Fund).
The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees, the vote of at least a majority of the outstanding voting securities of each Fund, or Janus Capital, upon 60 days’ advance written notice, or by Perkins by giving 90 days’ advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins), or by Janus Capital or the Trust without advance notice if Perkins is unable to discharge its duties and obligations. Each Fund’s Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund’s respective Advisory Agreement. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of each Fund.

Performance-Based SubAdvisory Fee
Janus Henderson Global Value Fund has an investment advisory fee rate that adjusts up or down based upon the performance of the Fund’s Class A Shares (waiving the upfront sales load) relative to the cumulative performance of the MSCI World Index, the Fund’s benchmark index, over a 36-month performance measurement period. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any applicable performance fee adjustment).

Subadvisory Fees
Under each Sub-Advisory Agreement, Perkins was compensated according to the following schedule for the fiscal year ended September 30, 2020. Janus Capital, not the Funds listed below, compensates Perkins.
Fund Name	Subadviser	Average Daily Net Assets of the Fund (1)	Subadvisory Fee Rate (%)
Global & International Equity
Janus Henderson Global Value Fund	Perkins	N/A	(2)0.32
Janus Henderson International Value Fund	Perkins	All Asset Levels	(3)0.40

(1)
Funds that pay a fee that may adjust up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Fund” column.
(2)
Prior to any performance adjustment, if applicable.
(3)
Prior to the reimbursement of expenses paid or fees waived by Janus Capital, if applicable.
Perkins has agreed to share reimbursement of expenses paid or fees waived with Janus Capital.

Payments to Financial Intermediaries By Janus Capital or Its Affiliates
In addition to payments made under 12b-1 plans, Janus Capital and its affiliates make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus Henderson funds for distribution, marketing, promotional, data, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders are Advisor Group, Inc. and its broker-dealer subsidiaries; American Enterprise Investment Services, Inc.; Citigroup Global Markets Inc.; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets, LLC; UBS Financial Services Inc.; Wells Fargo Clearing Services, LLC; and Wells Fargo Advisors Financial Network, LLC.

These fees may be in addition to fees paid from a Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid from a Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.

Additional Information About Janus Capital and the Subadvisers
Janus Capital has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time. To mitigate this potential conflict, Janus Capital has procedures that prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.

Perkins, the subadviser for Janus Henderson Global Value Fund and Janus Henderson International Value Fund, may buy and sell securities or engage in other investments on behalf of multiple clients, including Janus Henderson Global Value Fund and Janus Henderson International Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client’s portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.
The Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing proprietary money market funds and the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the Janus Capital “funds of funds,” which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Capital funds of funds and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Henderson Personal Code of Ethics
Janus Capital, Perkins, and Janus Henderson Distributors currently have in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment, and Meals Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure Janus Capital, Perkins, and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Account Dealing Policy, all Janus Capital, Perkins, and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, Perkins, and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of Janus Capital, Perkins, Janus Henderson Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.
In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Janus Capital, Perkins, and Janus Henderson Distributors
personnel may be required to forfeit profits made from personal trading.

Proxy Voting Policies and Procedures
Each Fund’s Trustees have delegated to Janus Capital or the Fund’s subadviser, as applicable, the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s or the applicable subadviser’s own policies and procedures. Summaries of Janus Capital’s and the applicable subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Funds’ website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

JANUS CAPITAL MANAGEMENT LLC & PERKINS INVESTMENT MANAGEMENT LLC PROXY VOTING SUMMARY FOR MUTUAL FUNDS
Janus Capital and Perkins seek to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital or Perkins relationship (business or otherwise). Janus Capital and Perkins have adopted Proxy Voting Procedures and Proxy Voting Guidelines (the “Guidelines”) and established a Proxy Voting Committee to oversee their development and implementation.
Proxy Voting Procedures
The Proxy Voting Procedures set forth how proxy voting policy is developed, how proxy votes are cast, how conflicts of interest are addressed, and how the proxy voting process is overseen. The Proxy Voting Committee develops the Proxy Voting Procedures and the Guidelines, manages conflicts of interest related to proxy voting, and supervises the voting process generally. The Proxy Voting Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the Governance and Responsible Investing team (the “GRI Team”) and equity portfolio management who provide input on behalf of the investment team.
Operations Control is responsible for the day-to-day administration of the proxy voting process for all Funds except Janus Henderson Asia Equity Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Sustainable Equity Fund, and Janus Henderson International Opportunities Fund. The GRI Team is responsible for the day-to-day administration of the proxy voting process for Janus Henderson Asia Equity Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Sustainable Equity Fund, and Janus Henderson International Opportunities Fund.
The Guidelines outline how Janus Capital and Perkins generally vote proxies on securities held by the portfolios Janus Capital and Perkins manage, respectively. The Guidelines, which include recommendations on most major corporate issues, have been developed by the Proxy Voting Committee in consultation with Janus Capital’s and Perkins’ portfolio managers, assistant portfolio managers, and analysts (together, “Portfolio Management”) and the GRI Team. In creating proxy voting recommendations, the Proxy Voting Committee reviews Janus Capital’s and Perkins’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management, to determine whether any adjustments should be made. The Proxy Voting Committee also reviews changes to the Guidelines recommended by its proxy advisory firm, Institutional Shareholder Services (“ISS”) (the “Proxy Voting Service”), discusses such changes with the Proxy Voting Service, and solicits feedback from the investment team on such changes. Once the Proxy Voting Committee and the Trustees approve changes to the Guidelines, they are distributed to Operations Control and the Proxy Voting Service for implementation. The Proxy Voting Committee provides oversight of the proxy voting process, which includes reviewing results of diligence on the Proxy Voting Service.
For proxy issues addressed by the Guidelines, Janus Capital and Perkins will vote in accordance with the Guidelines absent an instruction to the contrary by the relevant Portfolio Management (an “exception vote”) that is supported with a sufficient rationale. For proxy issues not addressed by the Guidelines (“refer items”), Janus Capital and Perkins will only vote as instructed by the relevant Portfolio Management. In addition to automatically receiving refer items, a portfolio manager may elect to receive a summary of all vote recommendations or all vote recommendations against management. Although the Funds generally vote in accordance with the Guidelines, portfolio managers have ultimate discretion and responsibility for determining how to vote proxies with respect to securities held in the portfolios they manage. The Proxy Voting Committee does not have authority to direct votes for any client or account except as otherwise set forth in the Proxy Voting Procedures. In deciding how to cast their votes, Portfolio Management may reference their own perspectives, knowledge and research as well as the research and recommendations of the Proxy Voting Service. While Portfolio Management generally cast votes consistently across accounts, they may reasonably reach different conclusions as to what is in the best interest of specific accounts based on differences in strategies, objectives or perspectives.
Janus Capital and Perkins recognize that in certain circumstances the cost to Funds associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Capital or Perkins may decide to abstain from voting. For instance, certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. In deciding whether to recall securities on loan, Janus Capital and Perkins will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Similarly, in many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Capital and Perkins will evaluate whether the benefit of voting the proxies outweighs the risk of not being able to sell the securities.
A conflict of interest may arise from a number of situations including, but not limited to, a business relationship between Janus Capital or Perkins and the issuer, an inducement provided to portfolio management by the issuer or its agents or a personal relationship between portfolio management and the management of the issuer. Janus Capital and Perkins believe that default application of the Guidelines should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the GRI Team seeks to exercise discretion, Janus Capital and Perkins have implemented a number of additional policies and controls to mitigate any conflicts of interest. Portfolio Management and the GRI Team are required to disclose any actual or potential conflicts of interest that may affect the exercise of voting discretion. This includes but is not limited to the existence of any communications from the issuer, proxy solicitors, or others designed to improperly influence Portfolio Management or the GRI Team in exercising their discretion. In addition, Janus Capital and Perkins maintain a list of significant relationships for purposes of proxy voting, which includes significant intermediaries, vendors, service providers, clients, and other relationships. In the event Portfolio Management or the GRI Team intend to vote against the Guidelines or against the ISS recommendations and with management as to an issuer where a conflict has been identified, the Proxy Voting Committee will review the rationale provided by Portfolio Management or the GRI Team in advance of the vote. If the Proxy Voting Committee finds that Portfolio Management’s or the GRI Team’s rationale is inadequate with regards to a potential or actual personal conflict of interest, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer or a delegate. If the Proxy Voting Committee finds that Portfolio Management’s or the GRI Team’s rationale is inadequate with regards to a potential or actual business conflict of interest, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Proxy Voting Committee. Compliance also reviews all exception votes and all “refer” votes that are cast contrary to the ISS recommendations and with management to identify any undisclosed conflicts of interest.
Proxy Voting Guidelines
As discussed above, the Proxy Voting Committee has developed the Guidelines for use in voting proxies. Below is a summary of some of the Guidelines.
Board of Directors Issues
Janus Capital and Perkins: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Capital and Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Janus Capital and Perkins will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’

interests, or contain problematic features. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital and Perkins will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained.
General Corporate Issues
Janus Capital and Perkins: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion.
Janus Capital and Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Guidelines, Janus Capital and Perkins will generally vote pursuant to that Guideline. Janus Capital’s and Perkins’ first priority is to act as a fiduciary in the best interests of its clients. Janus Capital and Perkins recognize that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital and Perkins strive to balance these issues in a manner consistent with their fiduciary obligations. Janus Capital and Perkins will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital and Perkins will review these matters on a case-by-case basis, consistent with their fiduciary obligations to clients. Janus Capital and Perkins will solicit additional research from the Proxy Voting Service for proposals outside the scope of the Guidelines.

Custodian, transfer agent, and certain affiliations

BNP Paribas, acting through its New York branch (“BNP(NY)”), 787 Seventh Avenue, New York, New York 10019 is the custodian of the domestic securities and cash of the Funds. BNP(NY) is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to BNP(NY) certain responsibilities for such assets, as permitted by Rule 17f-5. BNP(NY) and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
The Funds pay an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion - $49.9 billion	0.10%
Over $49.9 billion	0.08%

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares, and Class T Shares of each Fund for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.
Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.
For the fiscal years ended September 30, unless otherwise noted, the total amounts paid by Class D Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds to Janus Services for administrative services are summarized below. For Class R Shares, Class S Shares, and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers. Amounts for certain Funds and/or share classes may include the reimbursement of administrative services fees by Janus Capital to the Funds.

	2020	2019	2018
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Global & International Equity
Janus Henderson Asia Equity Fund
Class D Shares	$ 12,630	$ 13,892	$ 25,395
Class S Shares	$ 1,254	$ 1,167	$ 1,250
Class T Shares	$ 3,350	$ 3,025	$ 6,979
Janus Henderson Emerging Markets Fund
Class D Shares	$ 12,756	$ 14,776	$ 18,676
Class S Shares	$ 199	$ 1,219	$ 2,970
Class T Shares	$ 6,193	$ 10,114	$ 18,134
Janus Henderson European Focus Fund
Class D Shares	$ 3,116	$ 2,900	$ 3,676
Class S Shares	$ 120	$ 106	$ 126
Class T Shares	$ 2,097	$ 1,904	$ 3,986
Janus Henderson Global Equity Income Fund
Class D Shares	$ 9,463	$ 9,495	$ 9,308
Class S Shares	$ 17,458	$ 4,513	$ 317
Class T Shares	$ 179,570	$ 162,654	$ 137,397
Janus Henderson Global Life Sciences Fund
Class D Shares	$ 1,804,941	$ 1,736,032	$ 1,680,964
Class S Shares	$ 55,781	$ 49,676	$ 45,555
Class T Shares	$ 2,978,356	$ 2,950,169	$ 3,067,840
Janus Henderson Global Real Estate Fund
Class D Shares	$ 56,505	$ 47,405	$ 43,040
Class S Shares	$ 15,662	$ 8,582	$ 6,520
Class T Shares	$ 237,548	$ 135,883	$ 127,456
Janus Henderson Global Research Fund
Class D Shares	$ 1,786,937	$ 1,752,713	$ 1,828,250
Class R Shares	$ 16,024	$ 15,580	$ 15,571
Class S Shares	$ 320,270	$ 160,887	$ 167,307
Class T Shares	$ 2,523,344	$ 2,471,072	$ 2,577,662
Janus Henderson Global Select Fund
Class D Shares	$ 1,721,825	$ 1,771,700	$ 1,950,190
Class R Shares	$ 424	$ 495	$ 1,144
Class S Shares	$ 577	$ 585	$ 646
Class T Shares	$ 1,160,046	$ 1,204,328	$ 1,345,960
Janus Henderson Global Sustainable Equity Fund(1)
Class D Shares	$ 778	N/A	N/A
Class R Shares(2)	N/A	N/A	N/A
Class S Shares	$ 36	N/A	N/A
Class T Shares	$ 52	N/A	N/A
Janus Henderson Global Technology and Innovation Fund
Class D Shares	$ 2,259,651	$ 1,798,541	$ 1,676,675
Class S Shares	$ 36,323	$ 19,134	$ 15,978
Class T Shares	$ 3,025,241	$ 2,173,169	$ 2,026,419
Janus Henderson Global Value Fund
Class D Shares	$ 84,912	$ 97,532	$ 105,741
Class S Shares	$ 236	$ 320	$ 206
Class T Shares	$ 76,563	$ 89,745	$ 111,432
Janus Henderson International Opportunities Fund
Class D Shares	$ 2,522	$ 2,974	$ 3,788
Class R Shares	$ 15,240	$ 29,668	$ 49,394
Class S Shares	$ 237	$ 4,339	$ 1,478
Class T Shares	$ 35,701	$ 94,923	$ 24,435

	2020	2019	2018
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Janus Henderson International Value Fund
Class D Shares	$ 3,850	$ 4,315	$ 4,660
Class S Shares	$ 323	$ 369	$ 694
Class T Shares	$ 2,127	$ 2,548	$ 3,021
Janus Henderson Overseas Fund
Class D Shares	$ 674,839	$ 725,060	$ 883,281
Class R Shares	$ 56,697	$ 63,971	$ 85,643
Class S Shares	$ 274,059	$ 314,115	$ 394,256
Class T Shares	$ 1,055,868	$ 1,156,248	$ 1,468,884
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class D Shares	$ 2,242,139	$ 2,106,840	$ 1,995,524
Class R Shares	$ 939,597	$ 869,652	$ 846,753
Class S Shares	$ 1,332,395	$ 1,373,784	$ 1,521,420
Class T Shares	$ 15,168,332	$ 13,687,944	$ 12,713,952
Janus Henderson Contrarian Fund
Class D Shares	$ 2,358,316	$ 2,222,359	$ 2,204,146
Class R Shares	$ 2,011	$ 1,736	$ 1,662
Class S Shares	$ 1,889	$ 2,489	$ 7,645
Class T Shares	$ 1,828,728	$ 1,632,120	$ 1,637,096
Janus Henderson Enterprise Fund
Class D Shares	$ 2,335,609	$ 2,311,811	$ 2,218,598
Class R Shares	$ 327,295	$ 375,477	$ 416,633
Class S Shares	$ 1,345,030	$ 1,481,049	$ 1,480,928
Class T Shares	$ 13,115,262	$ 12,648,014	$ 12,272,325
Janus Henderson Forty Fund
Class D Shares	$ 10,357,167	$ 9,002,528	$ 8,667,850
Class R Shares	$ 254,378	$ 283,010	$ 308,005
Class S Shares	$ 1,229,989	$ 1,171,524	$ 1,310,742
Class T Shares	$ 7,846,100	$ 6,877,498	$ 6,801,665
Janus Henderson Growth and Income Fund
Class D Shares	$ 4,034,277	$ 4,067,276	$ 4,009,291
Class R Shares	$ 20,080	$ 15,801	$ 9,857
Class S Shares	$ 58,721	$ 55,508	$ 61,409
Class T Shares	$ 4,658,639	$ 4,631,646	$ 4,328,476
Janus Henderson Research Fund
Class D Shares	$ 13,063,032	$ 11,857,605	$ 11,705,109
Class R Shares	$ 10,804	$ 11,376	$ 12,292
Class S Shares	$ 63,904	$ 72,430	$ 69,655
Class T Shares	$ 8,762,836	$ 8,049,042	$ 8,141,211
Janus Henderson Triton Fund
Class D Shares	$ 1,287,455	$ 1,416,799	$ 1,425,337
Class R Shares	$ 737,587	$ 852,502	$ 878,670
Class S Shares	$ 1,178,858	$ 1,352,593	$ 1,379,108
Class T Shares	$ 6,392,837	$ 7,350,177	$ 7,559,847
Janus Henderson Venture Fund
Class D Shares	$ 1,945,641	$ 1,997,827	$ 2,049,652
Class S Shares	$ 167,056	$ 185,190	$ 173,781
Class T Shares	$ 2,099,651	$ 2,247,766	$2,438,658

(1)
June 25, 2020 (effective date) to September 30, 2020.
(2)
Class R Shares commenced operations effective January 28, 2021.
Janus Services is compensated for its services related to Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.

Through Janus Services, the Fundspay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Funds also use and pay for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Funds with contingent deferred sales charges, as applicable.
Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. Janus Henderson Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Henderson Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Henderson Distributors continuously offers each Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Securities lending

Certain Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. Deutsche Bank AG (“Deutsche Bank”) served as the securities lending agent for the Funds prior to December 16, 2019. Effective December 16, 2019, JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Non Custodial Securities Lending Agreement (the “Lending Agreement”). In addition, The Bank of New York Mellon may act as a limited purpose subcustodian in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.
During the fiscal year ended September 30, 2020, the securities lending services provided by Deutsche Bank, and subsequently by JPMorgan Chase Bank, included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Funds upon termination of the loan; marking to market loans; providing recordkeeping services; reporting on the Funds’ securities lending activities; and related services. The following table summarizes the income and fees from securities lending activities for the fiscal year for those Funds that participated in securities lending.
Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activities	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net income from securities lending activities
Global & International Equity
Janus Henderson Asia Equity Fund	$ 1	$ (0)	$ —	$ —	$ —	$ —	$ —	$ (0)	$ 1
Janus Henderson European Focus Fund	$ 41,077	$ (3,093)	$ (375)	$ —	$ —	$ (2,039)	$ —	$ (5,507)	$ 35,570
Janus Henderson Global Equity Income Fund	$ 607,766	$ (44,924)	$ (7,906)	$ —	$ —	$ (38,309)	$ —	$ (91,140)	$ 516,626
Janus Henderson Global Life Sciences Fund	$ 517,369	$ (20,331)	$ (18,804)	$ —	$ —	$ (244,427)	$ —	$ (283,562)	$ 233,808
Janus Henderson Global Real Estate Fund	$ 2,606	$ (124)	$ (253)	$ —	$ —	$ (803)	$ —	$ (1,180)	$ 1,426
Janus Henderson Global Research Fund	$ 31,071	$ (2,230)	$ (594)	$ —	$ —	$ (2,608)	$ —	$ (5,432)	$ 25,640
Janus Henderson Global Select Fund	$ 278,583	$ (21,968)	$ (914)	$ —	$ —	$ (3,074)	$ —	$ (25,955)	$ 252,628
Janus Henderson Global Technology and Innovation Fund	$ 877,396	$ (68,724)	$ (4,930)	$ —	$ —	$ (13,414)	$ —	$ (87,068)	$ 790,327
Janus Henderson International Opportunities Fund	$ 78,703	$ (6,269)	$ (24)	$ —	$ —	$ (321)	$ —	$ (6,613)	$ 72,089
Janus Henderson Overseas Fund	$ 548,468	$ (43,500)	$ (684)	$ —	$ —	$ (4,029)	$ —	$ (48,214)	$ 500,255
Multi-Asset U.S. Equity
Janus Henderson Contrarian Fund	$ 218,496	$ (14,862)	$ (6,552)	$ —	$ —	$ (26,167)	$ —	$ (47,581)	$ 170,915
Janus Henderson Enterprise Fund	$ 521,683	$ (27,584)	$ (34,074)	$ —	$ —	$ (142,814)	$ —	$ (204,471)	$ 317,212
Janus Henderson Forty Fund	$ 5,547,641	$ (440,862)	$ (25,005)	$ —	$ —	$ (11,861)	$ —	$ (477,728)	$ 5,069,913
Janus Henderson Research Fund	$ 188,170	$ (7,022)	$ (15,645)	$ —	$ —	$ (84,757)	$ —	$ (107,424)	$ 80,746
Janus Henderson Triton Fund	$ 2,614,761	$ (190,230)	$ (60,105)	$ —	$ —	$ (176,784)	$ —	$ (427,119)	$ 2,187,641
Janus Henderson Venture Fund	$ 1,072,294	$ (76,580)	$ (27,195)	$ —	$ —	$ (87,836)	$ —	$ (191,611)	$880,683

Portfolio transactions and brokerage

Janus Capital, or its affiliates, acting pursuant to the Global Execution Agreement mentioned below, initiate all portfolio transactions of the Funds, including Janus Henderson Global Value Fund and Janus Henderson International Value Fund, solely upon the direction of the relevant portfolio manager. Janus Capital is party to a Global Execution Agreement with certain Janus Henderson affiliates (the “Trading Affiliates”) that allows trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the term “Janus Capital” also includes its Trading Affiliates.
Janus Capital selects broker-dealers for the Funds as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by Janus Capital’s duty to seek best execution. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that Janus Capital receives from broker-dealers and Janus Capital will continually evaluate the effectiveness of the executing brokers and trading tools utilized. Janus Capital does not consider a broker-dealer’s sale of shares of the Funds or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.
Janus Capital has a duty to seek to obtain “best execution” for its portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances.With respect to trades placed at the direction of the portfolio managers of Perkins, while Perkins has a policy of seeking “best execution”, Janus Capital is responsible for seeking to obtain best execution when placing such trades. Janus Capital considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets for which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; principal commitment by the broker-dealer to facilitate the transaction; and for accounts that do not utilize a research charge collection agreement (“RCCA”), as discussed below, the research services provided by a broker-dealer.
The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
The Funds generally buy and sell fixed-income securities in principal and agency transactions in which no brokerage commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for a Fund primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.
When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.
Janus Capital unbundles commissions globally. More specifically, Janus Capital defines an execution commission component (“ECC”) and a research commission component (“RCC”). The ECC is standard across all brokers by region and broker class. Generally, the ECC is not negotiated on an order-by-order basis, but is determined by an established rate card that is reviewed by the Janus Henderson Best Execution Committee. Those rates are established to be competitive with industry standards and aligned with the service level Janus Capital expects from brokers. With respect to the RCC, consistent with its best execution obligation for accounts that do not utilize a RCCA, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief, Janus Capital may place portfolio transactions with a broker-dealer for a higher commission than another broker-dealer would have charged for effecting that transaction if Janus Capital determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer or provided by third parties viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital with respect to all client accounts. Funds that utilize RCCAs are prohibited from using research charges for brokerage services and are subject to additional restrictions on what constitutes eligible research as provided by the Markets in Financial Instruments Directive II (“MiFID II”) and Financial Conduct Authority (“FCA”) regulations.
Janus Capital has client commission agreements (“CCAs”) and, for certain Funds, RCCAs with certain broker-dealers. These agreements allow Janus Capital to instruct broker-dealers to pool commissions or research charges, respectively, generated from equity security orders executed at that broker-dealer. RCCAs are utilized for accounts for which Janus Henderson is subject to MiFID II and instead of using a portion of the commission for research, an additional research charge is added to the execution commission for equity transactions. Pursuant to these agreements, the broker-dealer retains the execution component of the brokerage commission as compensation for execution services and segregates the other portion of the commission (or additional research charge for RCCAs) for research services. Such commissions (and charges) are then used, upon Janus Capital’s direction, to pay such broker-dealers for such broker-dealers’ proprietary research or to pay third parties that provide Janus Capital and Perkins with brokerage or research services, as permitted under Section 28(e), and for RCCAs, as permitted under MiFID II and FCA regulation. All portfolio transactions directed to these broker-dealers are subject to Janus Capital’s best execution obligations.
Janus Capital establishes a research budget annually for each investment strategy, and the research portion of the commission (or additional research charge for RCCAs) is collected until a Fund’s pro rata portion of the research budget for its investment strategy is reached. Typically, it is expected that a Fund’s proportionate share of the budget for its strategy will be based on the amount of assets held in its account relative to overall assets in the strategy. Once the pro rata budget of any account within an investment strategy is reached, such account will transact at the execution only rate for the remainder of the applicable period. If the costs for external research or brokerage services for an investment strategy exceed the amount collected from accounts within that strategy, Janus Capital may adjust the research portion of commissions (or research charges) up or down within such strategy, continue to acquire external research for such accounts using its own resources, or cease to purchase external research for such accounts until the next applicable period. If research commissions (or research charges) collected by accounts within an investment strategy exceed the research or brokerage services costs for such investment strategy, Janus Capital may rebate the accounts within such strategy all or a portion of their pro rata portion of such excess (subject to de minimis amounts as determined by Janus Capital) or (for CCAs only) rollover such amounts to be used for research during the next applicable period.
Janus Capital oversees the consumption, valuation and appropriate remuneration of third-party investment research consumed by Janus Capital. Research budgets are set annually based on the needs of each investment strategy and are not otherwise linked to the volume or value of transactions executed on behalf of any accounts within that strategy. Research budgets may be adjusted by Janus Capital throughout the calendar year.
Janus Capital intends that all client transactions will be included within its CCAs, except to the extent Janus Capital manages a strategy in which the portfolio manager and client are located in Europe, the Middle East, or Asia, Janus Capital may determine to pay for research for such strategies and/or accounts consistent with the methods available pursuant to MiFID II, including by use of a RCCA or Janus Henderson’s own resources. Therefore, whether and to what extent clients pay for research through commissions differs among clients. However, subject to applicable law, research may be used to service any or all clients, including clients that do not pay commissions to the broker-dealer relating to the CCA. As a result, research may disproportionately benefit some clients over other clients based on the relative amount of commissions paid and in particular those clients that do not pay for research services or do so to a lesser extent.
Janus Capital may receive statistical, research and other factual information or services from broker-dealers that it would otherwise have to pay for with cash, or use its own resources to produce, for no consideration other than the brokerage or underwriting commissions that they obtain from Janus Capital’s execution of trades with the broker-dealers.
Janus Capital may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of a second broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion.
Janus Capital may also use broker sponsorship programs in order to pay for research. Janus Capital may receive research from a sponsored broker, but choose to execute with an executing agent on behalf of the sponsored broker. The executing agent executes the trade and then sends it to the sponsored broker for settlement. Janus Capital pays the sponsored broker the commissions on the trade and the sponsored broker then pays the executing agent a predetermined fee.

Janus Capital maintains prime brokerage arrangements to facilitate short sale transactions. A prime broker may provide services and products to Janus Capital in connection with the short selling facilities and related services the prime broker provides. Janus Capital typically uses technology and personalized client services, but additional services such as capital introduction, business consulting services and portfolio analytics may also be available from prime brokers.
Janus Capital may have an incentive to use broker-dealers who offer the above services to effect transactions instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Any transactions with such brokers are always subject to Janus Capital’s best execution obligations.
In order for client commissions to be used to pay for these services, Janus Capital must determine that the services are permitted research or brokerage services under Section 28(e). Additionally, all broker-dealers and all vendors of research and/or brokerage services paid with client commissions will be approved pursuant to Janus Capital’s policies and procedures. In instances when the above services may include components not eligible under Section 28(e), Janus Capital makes a reasonable allocation of the cost of the research and/or brokerage services according to its use and all non-eligible research and/or brokerage services are separately invoiced and paid for with cash from Janus Capital and not with client commissions.
Janus Capital may engage in “cross trades” whereby Janus Capital causes its clients or accounts to engage in a purchase and sale of a security with each other. Janus Capital may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with Janus Capital’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, Janus Capital could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, Janus Capital has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes or information obtained from recognized pricing services depending on the type of security. In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act. Janus Capital may execute cross trades among any eligible funds and accounts managed by Janus Capital or its affiliates. Janus Capital does not permit cross trades with accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or client restrictions.
Janus Capital makes investment decisions for each of its clients, including proprietary accounts, independently from those of any other account that is or may become managed by Janus Capital or its affiliates. Because Janus Capital generally invests in similar strategies for clients, numerous clients could have similar investment objectives and thus, similar portfolios. As a result, Janus Capital may be trading the same security for multiple clients at the same time. In order to seek efficiencies that may be available for larger transactions, or help allocate execution fills and prices fairly, Janus Capital may aggregate the orders for its clients for execution in circumstances where Janus Capital determines that the investment is eligible and appropriate for each participating account. Clients participating in an aggregated trade are generally charged the same price and execution rate or execution portion of the commission except in circumstances where doing otherwise is deemed fair and consistent with applicable law. Instances can occur in which not all clients are charged a research portion (or the same research portion) of the commission in an aggregated trade, including where clients have a different research rate, have already met the research budget established by Janus Capital or are subject to regulatory or other restrictions on the use of client commissions to pay for research services and may transact at lower commissions or execution only rates. In addition to, or instead of, aggregating orders of accounts that would be trading the same security at the same time, Janus Capital may average the price of the transactions of these accounts and allocate trades to each account in accordance with Janus Capital’s allocation procedures. Pursuant to these procedures, partial fills will be allocated pro rata under procedures adopted by Janus Henderson. Janus Capital seeks to allocate the opportunity to purchase or sell a security or other investment among accounts on an equitable basis by taking into consideration certain factors. These factors include, but are not limited to: size of the portfolio, concentration of holdings, investment objectives and guidelines, position weightings, duration targets, consistency of portfolio characteristics across similar accounts, purchase costs, issuer restrictions, price targets and cash availability. Due to such factors, Janus Capital cannot assure equality of allocations among all of its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.

With respect to limited offerings (e.g. initial public offerings (“IPOs”) and secondary offerings) Janus Capital’s allocation procedures generally require all securities purchased in an offering be allocated to each participating portfolio manager based on their initial indications and on a pro rata basis to all participating eligible accounts based on the total assets of each account. When more than one portfolio manager indicates interest in a limited offering, a limit on the allowable bid will be applied. Janus Capital cannot assure, in all instances, participation in IPOs or limited offerings by all eligible accounts. In the event an eligible account does not participate in an offering, Janus Capital generally does not reimburse for opportunity costs. Deviations from these procedures are permitted provided such deviations are documented and approved in writing by the Chief Investment Officer (“CIO”) or his delegate(s). A deviation could occur, for example, in order to allocate additional securities to ensure that accounts receive sufficient securities to satisfy specialized investment objectives or policies, to account for allocation sizes that are deemed by investment personnel to be de minimis for certain eligible accounts, to address market conditions, or to address situations specific to individual accounts (e.g., cash limitations, position weightings, liquidity profiles of the investment, redemption history of the account, etc.). Additionally, for secondary offerings of common stock or private equity offerings, additional shares may be allocated to a portfolio manager with a preexisting position in that security. Deviations from the procedures may contribute to differences in performance among eligible accounts within the same strategy.
For the fiscal year ended September 30, 2020, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.
Fund Name	Commissions	Transactions
Global & International Equity
Janus Henderson Asia Equity Fund	$ 21,209	$ 22,429,448
Janus Henderson Emerging Markets Fund	$ 28,129	$ 138,126,744
Janus Henderson European Focus Fund	$ 170,728	$ 1,022,974,062
Janus Henderson Global Equity Income Fund	$ 873,291	$ 15,743,896,828
Janus Henderson Global Life Sciences Fund	$ 547,026	$ 3,182,124,523
Janus Henderson Global Real Estate Fund	$ 179,853	$ 865,696,333
Janus Henderson Global Research Fund	$ 1,045,466	$ 2,034,946,796
Janus Henderson Global Select Fund	$ 931,249	$ 1,272,660,461
Janus Henderson Global Sustainable Equity Fund	$ 2,140	$ 5,752,517
Janus Henderson Global Technology and Innovation Fund	$ 792,211	$ 3,133,780,285
Janus Henderson Global Value Fund	$ 56,179	$ 129,754,677
Janus Henderson International Opportunities Fund	$ 650,901	$ 1,763,531,793
Janus Henderson International Value Fund	$ 11,331	$ 15,652,726
Janus Henderson Overseas Fund	$ 619,193	$ 533,013,647
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$ 1,301,628	$ 7,724,652,183
Janus Henderson Contrarian Fund	$ 525,113	$ 3,550,457,786
Janus Henderson Enterprise Fund	$ 2,431,758	$ 6,802,889,938
Janus Henderson Forty Fund	$ 2,325,610	$ 12,077,278,650
Janus Henderson Growth and Income Fund	$ 546,417	$ 3,157,251,626
Janus Henderson Research Fund	$ 3,224,044	$ 12,740,061,167
Janus Henderson Triton Fund	$ 1,520,627	$ 8,042,814,519
Janus Henderson Venture Fund	$ 512,730	$1,821,891,632

The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years ended September 30, unless otherwise noted.

Fund Name	2020	2019	2018
Global & International Equity
Janus Henderson Asia Equity Fund	$ 26,338	$ 26,728	$ 43,989
Janus Henderson Emerging Markets Fund	$ 140,745	$ 228,764	$ 105,919
Janus Henderson European Focus Fund	$ 469,290	$ 1,589,560	$ 1,435,011
Janus Henderson Global Equity Income Fund	$ 7,346,076	$ 5,512,628	$ 8,597,548
Janus Henderson Global Life Sciences Fund	$ 787,931	$ 1,100,601	$ 1,772,133
Janus Henderson Global Real Estate Fund	$ 496,908	$ 556,626	$ 319,278
Janus Henderson Global Research Fund	$ 632,646	$ 1,063,108	$ 990,705
Janus Henderson Global Select Fund	$ 569,426	$ 881,443	$ 1,187,308
Janus Henderson Global Sustainable Equity Fund	$ (1)1,653	N/A	N/A
Janus Henderson Global Technology and Innovation Fund	$ 535,388	$ 1,174,989	$ 789,258
Janus Henderson Global Value Fund	$ 45,995	$ 69,926	$ 110,099
Janus Henderson International Opportunities Fund	$ 1,256,257	$ 3,052,100	$ 3,647,393
Janus Henderson International Value Fund	$ 8,085	$ 11,495	$ 28,660
Janus Henderson Overseas Fund	$ 511,700	$ 723,351	$ 1,026,255
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$ 1,270,803	$ 1,439,270	$ 1,250,894
Janus Henderson Contrarian Fund	$ 1,133,617	$ 1,440,312	$ 2,057,849
Janus Henderson Enterprise Fund	$ 1,712,160	$ 2,407,839	$ 2,379,099
Janus Henderson Forty Fund	$ 1,723,626	$ 2,755,991	$ 2,802,051
Janus Henderson Growth and Income Fund	$ 493,956	$ 935,089	$ 500,511
Janus Henderson Research Fund	$ 2,319,956	$ 3,314,651	$ 4,107,851
Janus Henderson Triton Fund	$ 2,145,829	$ 3,905,311	$ 2,535,473
Janus Henderson Venture Fund	$ 659,864	$ 1,150,833	$1,204,620

(1)
June 25, 2020 (effective date) to September 30, 2020.
Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
As of September 30, 2020, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:
Fund Name	Name of Broker-Dealer	Value of Securities Owned
Global & International Equity
Janus Henderson Global Equity Income Fund	Royal Bank of Canada	$ 28,003,595
	UBS AG	61,089,380
Janus Henderson Global Research Fund	Citigroup Inc.	$ 15,890,993
	JPMorgan Chase & Co.	45,863,606
	Morgan Stanley	15,533,114
Janus Henderson Global Select Fund	Citigroup Inc.	$ 63,466,283
	Goldman Sachs Group Inc.	60,549,648
Janus Henderson Global Value Fund	Wells Fargo & Company	$ 2,279,882

Fund Name	Name of Broker-Dealer	Value of Securities Owned
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	Bank of America Corp.	$ 299,863,861
	Barclays PLC	40,006,773
	Citigroup Inc.	96,410,836
	Credit Suisse Group AG	28,746,203
	Goldman Sachs Group Inc.	131,528,212
	JPMorgan Chase & Co.	183,251,930
	Morgan Stanley	294,383,174
	UBS AG	32,775,315
	Wells Fargo & Company	44,589,909
Janus Henderson Contrarian Fund	Citigroup Inc.	$ 46,846,128
	Morgan Stanley	85,916,548
Janus Henderson Growth and Income Fund	JPMorgan Chase & Co.	$ 148,400,301
	Morgan Stanley	80,705,046
Janus Henderson Venture Fund	Royal Bank of Canada	$17,003,045

Shares of the trust

Although Janus Henderson Triton Fund and Janus Henderson Venture Fund are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts as described in the Funds’ Prospectuses. Detailed information is also included under “Closed Fund Policies” in this section of the SAI.

Net Asset Value Determination
As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fundsuse systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
If an error is discovered that impacts a Fund’s NAV calculation, Janus Capital will take corrective action if necessary and appropriate pursuant to the Trust’s net asset value and shareholder account corrections policy.

CLOSED FUND POLICIES
Janus Henderson Triton Fund
The Fund has limited sales of its shares at this time because Janus Capital and the Trustees believe continued unlimited sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume unlimited sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) employer-sponsored retirement plans that are offered through existing retirement platforms, as well as employees of JHG and any of its subsidiaries covered under the JHG retirement plan; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds, may invest in the Fund; (vii) certain non-Janus Henderson “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of wrap or model allocation programs, including RIAs, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders and new investors investing through Janus Henderson proprietary model strategies; (ix) current Janus Henderson clients invested in the Janus Henderson Small-Mid Cap Growth strategy who seek to change investment vehicles; and (x) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offer the Fund as an investment option, and any company that, as a result of such transaction, becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund where Janus Capital committed in writing, prior to the Fund’s closing, to make the Fund available for certain institutional investors. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.
Janus Henderson Venture Fund
The Fund has limited sales of its shares at this time because Janus Capital and the Trustees believe continued unlimited sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume unlimited sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) employer-sponsored retirement plans that are offered through existing retirement platforms, as well as employees of JHG and any of its subsidiaries covered under the JHG retirement plan; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds, may invest in the Fund; (vii) certain non-Janus Henderson “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of wrap or model allocation programs, including RIAs, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders; (ix) current Janus Henderson clients invested in the Janus Henderson Small-Cap Growth strategy who seek to change investment vehicles; and (x) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offer the Fund as an investment option, and any company that, as a result of such transaction, becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund where Janus Capital committed in writing, prior to the Fund’s closing, to make the Fund available for certain institutional investors. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

Purchases
With the exception of Class D Shares, Class I Shares, and Class N Shares, Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares, Class I Shares, and Class N Shares may be purchased directly with the Funds in certain circumstances as provided in the Funds’ Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Funds may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fundsare not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds’ Prospectuses will provide you with detailed information about investing in the Funds.
Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Henderson

Distributors, the Trust’s distributor, as shown in the table, except where Janus Henderson Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Henderson Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.
Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price *	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Equity Funds
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%

*
Offering Price includes the initial sales charge.
**
A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus Henderson funds that are offered with a sales charge to take advantage of lower sales charges.
The following table shows the aggregate amount of underwriting commissions paid to Janus Henderson Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended September 30, unless otherwise noted.
Aggregate Sales Commissions
Fund Name	2020	2019	2018
Global & International Equity
Janus Henderson Asia Equity Fund
Class A Shares	$ 8,891	$ 9,536	$ 10,897
Janus Henderson Emerging Markets Fund
Class A Shares	$ 2,085	$ 4,210	$ 30,518
Janus Henderson European Focus Fund
Class A Shares	$ 21,267	$ 27,504	$ 232,684
Janus Henderson Global Equity Income Fund
Class A Shares	$ 1,239,752	$ 1,366,621	$ 4,636,257
Janus Henderson Global Life Sciences Fund
Class A Shares	$ 637,450	$ 631,626	$ 600,766
Janus Henderson Global Real Estate Fund
Class A Shares	$ 89,137	$ 89,288	$ 33,928
Janus Henderson Global Research Fund
Class A Shares	$ 5,307	$ 20,907	$ 9,539
Janus Henderson Global Select Fund
Class A Shares	$ 536	$ 4,103	$ 14,781
Janus Henderson Global Sustainable Equity Fund
Class A Shares	$ (1)—	N/A	N/A

Aggregate Sales Commissions
Fund Name	2020	2019	2018
Janus Henderson Global Technology and Innovation Fund
Class A Shares	$ 768,704	$ 560,086	$ 514,466
Janus Henderson Global Value Fund
Class A Shares	$ 684	$ 6,981	$ 2,133
Janus Henderson International Opportunities Fund
Class A Shares	$ 39,186	$ 71,705	$ 416,347
Janus Henderson International Value Fund
Class A Shares	$ 1,042	$ 174	$ 317
Janus Henderson Overseas Fund
Class A Shares	$ 567	$ 2,255	$ 25,487
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$ 7,527,647	$ 7,290,091	$ 4,090,391
Janus Henderson Contrarian Fund
Class A Shares	$ 66,480	$ 40,439	$ 31,249
Janus Henderson Enterprise Fund
Class A Shares	$ 70,152	$ 119,945	$ 190,941
Janus Henderson Forty Fund
Class A Shares	$ 749,740	$ 437,817	$ 439,291
Janus Henderson Growth and Income Fund
Class A Shares	$ 199,444	$ 557,616	$ 175,272
Janus Henderson Research Fund
Class A Shares	$ 48,733	$ 77,031	$ 43,062
Janus Henderson Triton Fund
Class A Shares	$ 30,611	$ 49,741	$ 67,870
Janus Henderson Venture Fund
Class A Shares	$ 1,124	$ 2,295	$2,469

(1)
June 25, 2020 (effective date) to September 30, 2020.
During the fiscal years ended September 30, unless otherwise noted, Janus Henderson Distributors retained the following upfront sales charges.

Upfront Sales Charges
Fund Name	2020	2019	2018
Global & International Equity
Janus Henderson Asia Equity Fund
Class A Shares	$ 1,372	$ 1,503	$ 1,942
Janus Henderson Emerging Markets Fund
Class A Shares	$ 223	$ 602	$ 5,099
Janus Henderson European Focus Fund
Class A Shares	$ 1,801	$ 2,481	$ 29,610
Janus Henderson Global Equity Income Fund
Class A Shares	$ 174,861	$ 205,984	$ 666,443
Janus Henderson Global Life Sciences Fund
Class A Shares	$ 89,223	$ 85,168	$ 88,709
Janus Henderson Global Real Estate Fund
Class A Shares	$ 14,318	$ 14,741	$ 5,776
Janus Henderson Global Research Fund
Class A Shares	$ 771	$ 2,423	$ 1,175
Janus Henderson Global Select Fund
Class A Shares	$ 70	$ 603	$ 2,125
Janus Henderson Global Sustainable Equity Fund
Class A Shares	$ (1)—	N/A	N/A
Janus Henderson Global Technology and Innovation Fund
Class A Shares	$ 113,907	$ 79,246	$ 78,671
Janus Henderson Global Value Fund
Class A Shares	$ 103	$ 376	$ 336
Janus Henderson International Opportunities Fund
Class A Shares	$ 5,305	$ 9,971	$ 59,324
Janus Henderson International Value Fund
Class A Shares	$ —	$ 24	$ 55
Janus Henderson Overseas Fund
Class A Shares	$ 74	$ 180	$ 2,381
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$ 1,110,955	$ 1,028,324	$ 574,522
Janus Henderson Contrarian Fund
Class A Shares	$ 8,905	$ 6,223	$ 4,385
Janus Henderson Enterprise Fund
Class A Shares	$ 10,655	$ 16,931	$ 28,870
Janus Henderson Forty Fund
Class A Shares	$ 104,573	$ 66,786	$ 63,592
Janus Henderson Growth and Income Fund
Class A Shares	$ 23,405	$ 79,235	$ 21,468
Janus Henderson Research Fund
Class A Shares	$ 5,215	$ 12,074	$ 6,338
Janus Henderson Triton Fund
Class A Shares	$ 4,185	$ 7,969	$ 10,859
Janus Henderson Venture Fund
Class A Shares	$ 159	$ 360	$412

(1)
June 25, 2020 (effective date) to September 30, 2020.

Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.
Janus Henderson Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

Distribution and Shareholder Servicing Plans
Class A Shares, Class R Shares, and Class S Shares
As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan,” “Class R Plan,” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Henderson Distributors, the Funds’ distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectuses, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Henderson Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
For the fiscal year ended September 30, 2020, under each Class’ respective Plan, Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Funds in total paid $58,334,569 to Janus Henderson Distributors (substantially all of which Janus Henderson Distributors paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.
Fund Name	Advertising (1) and Literature	Prospectus Preparation, Printing (1) and Mailing	Payment to Brokers
Global & International Equity
Janus Henderson Asia Equity Fund
Class A Shares	$ 3	$ 58	$ 2,263
Class C Shares	$ 2	$ 58	$ 3,928
Class S Shares	$ 0	$ 58	$ 52
Janus Henderson Emerging Markets Fund
Class A Shares	$ 15	$ 61	$ 10,921
Class C Shares	$ 11	$ 60	$ 28,386
Class S Shares	$ 0	$ 57	$ 194
Janus Henderson European Focus Fund
Class A Shares	$ 367	$ 145	$ 274,282
Class C Shares	$ 140	$ 86	$ 369,477
Class S Shares	$ 0	$ 57	$ 0
Janus Henderson Global Equity Income Fund
Class A Shares	$ 2,365	$ 570	$ 1,586,190
Class C Shares	$ 2,223	$ 514	$ 5,037,380
Class S Shares	$ 26	$ 66	$ 17,572
Janus Henderson Global Life Sciences Fund
Class A Shares	$ 753	$ 231	$ 497,181
Class C Shares	$ 598	$ 193	$ 1,334,490
Class S Shares	$ 85	$ 77	$ 55,820
Janus Henderson Global Real Estate Fund
Class A Shares	$ 45	$ 66	$ 28,831
Class C Shares	$ 29	$ 64	$ 54,395
Class S Shares	$ 23	$ 63	$ 15,701
Janus Henderson Global Research Fund
Class A Shares	$ 75	$ 74	$ 49,700
Class C Shares	$ 20	$ 62	$ 49,661
Class R Shares	$ 24	$ 62	$ 31,898
Class S Shares	$ 485	$ 166	$ 320,800
Janus Henderson Global Select Fund
Class A Shares	$ 20	$ 62	$ 13,407
Class C Shares	$ 4	$ 58	$ 9,183
Class R Shares	$ 1	$ 57	$ 826
Class S Shares	$ 1	$ 58	$ 579
Janus Henderson Global Sustainable Equity Fund(2)
Class A Shares	$ 0	$ 0	$ 4
Class C Shares	$ 0	$ 0	$ 0
Class R Shares(3)	N/A	N/A	N/A
Class S Shares	$ 0	$ 0	$ 0

Fund Name	Advertising (1) and Literature	Prospectus Preparation, Printing (1) and Mailing	Payment to Brokers
Janus Henderson Global Technology and Innovation Fund
Class A Shares	$ 751	$ 235	$ 509,806
Class C Shares	$ 279	$ 122	$ 564,849
Class S Shares	$ 54	$ 71	$ 36,501
Janus Henderson Global Value Fund
Class A Shares	$ 14	$ 60	$ 8,924
Class C Shares	$ 12	$ 60	$ 28,788
Class S Shares	$ 0	$ 57	$ 173
Janus Henderson International Opportunities Fund
Class A Shares	$ 1,159	$ 306	$ 786,715
Class C Shares	$ 315	$ 119	$ 772,076
Class R Shares	$ 24	$ 61	$ 22,967
Class S Shares	$ 0	$ 57	$ 111
Janus Henderson International Value Fund
Class A Shares	$ 3	$ 58	$ 1,814
Class C Shares	$ 0	$ 57	$ 462
Class S Shares	$ 0	$ 57	$ 77
Janus Henderson Overseas Fund
Class A Shares	$ 60	$ 70	$ 38,577
Class C Shares	$ 12	$ 60	$ 31,422
Class R Shares	$ 87	$ 76	$ 111,298
Class S Shares	$ 417	$ 144	$ 273,835
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$ 4,706	$ 1,164	$ 3,118,606
Class C Shares	$ 8,367	$ 2,022	$ 14,880,249
Class R Shares	$ 1,437	$ 378	$ 1,865,320
Class S Shares	$ 2,040	$ 502	$ 1,332,655
Janus Henderson Contrarian Fund
Class A Shares	$ 90	$ 68	$ 59,452
Class C Shares	$ 36	$ 58	$ 75,436
Class R Shares	$ 3	$ 51	$ 4,024
Class S Shares	$ 3	$ 51	$ 1,883
Janus Henderson Enterprise Fund
Class A Shares	$ 1,891	$ 451	$ 1,221,344
Class C Shares	$ 721	$ 200	$ 1,746,184
Class R Shares	$ 504	$ 153	$ 643,564
Class S Shares	$ 2,062	$ 491	$ 1,343,623
Janus Henderson Forty Fund
Class A Shares	$ 1,266	$ 345	$ 844,917
Class C Shares	$ 483	$ 159	$ 978,508
Class R Shares	$ 391	$ 135	$ 486,818
Class S Shares	$ 1,845	$ 466	$ 1,228,869
Janus Henderson Growth and Income Fund
Class A Shares	$ 303	$ 112	$ 200,758
Class C Shares	$ 214	$ 95	$ 315,356
Class R Shares	$ 31	$ 57	$ 38,320
Class S Shares	$ 86	$ 70	$ 58,736
Janus Henderson Research Fund
Class A Shares	$ 112	$ 76	$ 77,843
Class C Shares	$ 71	$ 66	$ 162,406
Class R Shares	$ 16	$ 54	$ 21,093
Class S Shares	$ 95	$ 71	$ 63,575

Fund Name	Advertising (1) and Literature	Prospectus Preparation, Printing (1) and Mailing	Payment to Brokers
Janus Henderson Triton Fund
Class A Shares	$ 1,649	$ 385	$ 1,051,895
Class C Shares	$ 476	$ 145	$ 1,159,289
Class R Shares	$ 1,180	$ 288	$ 1,444,173
Class S Shares	$ 1,814	$ 422	$ 1,176,778
Janus Henderson Venture Fund
Class A Shares	$ 94	$ 69	$ 57,279
Class C Shares	$ 27	$ 56	$ 64,622
Class S Shares	$ 257	$ 103	$167,010

(1)
Advertising and printing amounts are based on estimates and are allocated based on each Fund’s assets under management.
(2)
June 25, 2020 (effective date) to September 30, 2020.
(3)
Class R Shares commenced operations effective January 28, 2021.

Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares and Class N Shares may be redeemed directly with the Funds. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Fundsare not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and the subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed

(except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.
For the fiscal years ended September 30, unless otherwise noted, the total amounts received by Janus Henderson Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.
Contingent Deferred Sales Charges
Fund Name	2020	2019	2018
Global & International Equity
Janus Henderson Asia Equity Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 61	$ 197	$ —
Janus Henderson Emerging Markets Fund
Class A Shares	$ —	$ 66	$ —
Class C Shares	$ —	$ 515	$ 1,491
Janus Henderson European Focus Fund
Class A Shares	$ —	$ 2,608	$ 1,680
Class C Shares	$ 3,965	$ 2,823	$ 8,199
Janus Henderson Global Equity Income Fund
Class A Shares	$ 7,431	$ 5,221	$ 19,847
Class C Shares	$ 38,488	$ 113,559	$ 95,009
Janus Henderson Global Life Sciences Fund
Class A Shares	$ 814	$ 220	$ —
Class C Shares	$ 9,213	$ 12,149	$ 11,512
Janus Henderson Global Real Estate Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 2,077	$ 2,235	$ 570
Janus Henderson Global Research Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 223	$ 681	$ 335
Janus Henderson Global Select Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 90	$ —	$ —
Janus Henderson Global Sustainable Equity Fund
Class A Shares	$ (1)—	N/A	N/A
Class C Shares	$ (1)—	N/A	N/A
Janus Henderson Global Technology and Innovation Fund
Class A Shares	$ —	$ 150	$ 5,558
Class C Shares	$ 9,686	$ 11,088	$ 6,794
Janus Henderson Global Value Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 176	$ 172	$ 550
Janus Henderson International Opportunities Fund
Class A Shares	$ —	$ —	$ 253
Class C Shares	$ 1,867	$ 12,532	$ 21,697

Contingent Deferred Sales Charges
Fund Name	2020	2019	2018
Janus Henderson International Value Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ —	$ —	$ —
Janus Henderson Overseas Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 32	$ —	$ 105
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$ 55,640	$ 22,738	$ 30
Class C Shares	$ 385,223	$ 242,700	$ 105,722
Janus Henderson Contrarian Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 3,516	$ 432	$ 514
Janus Henderson Enterprise Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 5,655	$ 4,484	$ 13,053
Janus Henderson Forty Fund
Class A Shares	$ 1,224	$ 100	$ —
Class C Shares	$ 16,268	$ 10,603	$ 11,931
Janus Henderson Growth and Income Fund
Class A Shares	$ 1,343	$ —	$ —
Class C Shares	$ 15,624	$ 4,001	$ 1,004
Janus Henderson Research Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 395	$ 862	$ 1,070
Janus Henderson Triton Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 1,489	$ 2,416	$ 3,440
Janus Henderson Venture Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 148	$ 773	$893

(1)
June 25, 2020 (effective date) to September 30, 2020.
Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.
It is a policy of the Funds to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. With the exception of Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Balanced Fund, and Janus Henderson Growth and Income Fund, each Fund declares and makes annual distributions of net investment income (if any). Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Balanced Fund, and Janus Henderson Growth and Income Fund declare and make quarterly distributions of net investment income.
Fund Taxation
The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the applicable corporate tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, a Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to avoid federal income and excise taxes. In certain cases, a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, in order to qualify as a regulated investment company under the Internal Revenue Code and to avoid the 4% federal excise tax, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
A Fund’s investments in lower-rated or unrated debt securities may present issues for that Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the Internal Revenue Code. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.
Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If a Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
A Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. This may impact a Fund’s performance.
For taxable years beginning after December 31, 2017 and before January 1, 2026, ordinary REIT dividends are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Regulations enable a fund to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a regulated investment company’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the regulated investment company’s qualified REIT dividends for the taxable year over allocable expenses. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income.
Please note that shareholders of Janus Henderson Global Real Estate Fund may receive account tax information from the Fund at the end of February of the following year.
Certain Funds’ investments in REITs may require a Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, aFund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with aFund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of aFund’s income and gains and distributions to shareholders, affect whether aFund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which aFund may invest in certain derivatives and other investments in the future.
Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
A Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Funds.
Shareholder Taxation
All income dividends and capital gains distributions, if any, on a Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. In addition, certain non-corporate investors may be subject to an additional 3.8% Medicare tax discussed below.

Dividends paid by a Fund may also qualify in part for the dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
Distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his, her or its investment within a family of mutual funds.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 56 series or funds referred to herein as the “Fund Complex”.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present
Independent Consultant (since
2019) and Chief Operating
Officer, muun chi LLC
(organic food business) (since
2020). Formerly, Managing
Partner, Impact Investments,
Athena Capital Advisors LLC
(independent registered
investment advisor)
(2016-2019), Managing
Director, Holos Consulting
LLC (provides consulting
services to foundations and
other nonprofit organizations)
(2009-2016), Chief Executive
Officer, Imprint Capital
Advisors (impact investment
firm) (2013-2015), and
Executive Vice President and
Chief Operating Officer of The
Rockefeller Brothers Fund (a
private family foundation)
(1998-2006).
56
Director of Mutual Fund
Directors Forum (a non-profit
organization serving
independent directors of U.S.
mutual funds) (since 2016),
Chairman of the Board and
Trustee of The Investment
Fund for Foundations
Investment Program (TIP)
(consisting of 2 funds) (since
2008), and Director of the F.B.
Heron Foundation (a private
grantmaking foundation)
(since 2006).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56
Advisory Board Member of
AEW Core Property Trust
(open-end property fund)
(since 2020), and Director of
WTTW (PBS affiliate) (since
2003). Formerly, Director of
MotiveQuest LLC (strategic
social market research
company) (2003-2016),
Director of Nuveen Global
Investors LLC (2007-2011),
Director of Communities in
Schools (2004-2010), and
Director of Mutual Fund
Education Alliance (until
2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56
Advisory Board Member,
RevOZ Fund LP and related
funds (real estate investments
for opportunity zones) (since
2020), and Advisory Board
Member, Innovate Partners
Emerging Growth and Equity
Fund I (early stage venture
capital fund) (since 2014).
Formerly, Managing Trustee of
National Retirement Partners
Liquidating Trust
(2013-2016), Chairman,
National Retirement Partners,
Inc. (formerly a network of
advisors to 401(k) plans)
(2005-2013), Director of
Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009),
Director of RemedyTemp, Inc.
(temporary help services
company) (1996-2006), and
Trustee of PIMCO Funds
Multi-Manager Series
(1990-2000) and Pacific Life
Variable Life & Annuity Trusts
(1987-1994).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56
Board of Directors, Municipal
Securities Rulemaking Board
(since 2017). Formerly, Board
of Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and Syncora
Capital Assurance Inc.
(2009-2016), and Trustee,
Destra Investment Trust
(2010-2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56
Director of MGIC Investment
Corporation (private mortgage
insurance) (since 2013) and
West Bend Mutual Insurance
Company (property/casualty
insurance) (since 2013).
Formerly, Trustee of
Northwestern Mutual Life
Insurance Company
(2010-2013) and Director of
Frank Russell Company
(global asset management
firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	56
Director of Family Service of
Lake County (since 2019).
Formerly, Independent
Trustee, Henderson Global
Funds (13 portfolios)
(2015-2017), Independent
Trustee, State Farm Associates’
Funds Trust, State Farm
Mutual Fund Trust, and State
Farm Variable Product Trust
(28 portfolios) (2013-2017).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56
Director of Chicago
Community Trust (Regional
Community Foundation),
Lurie Children’s Hospital
(Chicago, IL), Shirley Ryan
Ability Lab and Wrapports,
LLC (digital communications
company). Formerly, Director
of Chicago Council on Global
Affairs (until 2019),
InnerWorkings (until 2019)
and Director of Walmart (until
2017).

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office * and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Henderson Global Life Sciences Fund	5/07-Present	Portfolio Manager for other Janus Henderson accounts.
Guy Barnard 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Deputy Head of Global Property Equities (2012-2014).
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Growth and Income Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	7/14-Present 12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Hamish Chamberlayne 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Fund	6/20-Present	Head of Global Sustainable Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Dean Cheeseman 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Henderson International Opportunities Fund	3/19-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, portfolio manager and member of the Asset Allocation Committee at Mercer Partners (2011-2017)
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	5/13-Present 5/13-Present	Portfolio Manager for other Janus Henderson accounts.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office * and Length of Time Served	Principal Occupations During the Past Five Years
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund: since inception 11/06)
Co-Head of Equities – EMEA and Asia
Pacific of Janus Henderson Investors and
Portfolio Manager for other Janus
Henderson accounts. Formerly, Head of
Global Equity Income and Specialist
Equities (2013-2018).

Job Curtis 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund: since inception 11/06)	Director of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Henderson Global Technology and Innovation Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital. Formerly, Investment Analyst and Co-Portfolio Manager at RS Investments (2014-2015).
Tim Gibson 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Andrew Gillan 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Asia Equity Fund	6/17-Present	Head of Asia (ex-Japan) Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Daniel J. Graña 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Henderson Emerging Markets Fund	9/19-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, portfolio manager at Putnam Investment Management, LLC (2003-2019).
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Mervyn Koh 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Henderson Asia Equity Fund	6/17-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Vice President of Emerging Markets Group of Franklin Templeton Investments (2010-2015).
Greg Kuhl 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	3/19-Present	Portfolio Manager of other Janus Henderson accounts. Formerly, Vice President, Global REITs at Brookfield Investment Management (2011-2015).
Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund: since 11/14)	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office * and Length of Time Served	Principal Occupations During the Past Five Years
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	1/18-Present 1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	8/12-Present 1/16-Present	Co-Head of Equities - Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Paul O’Connor 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund: since 4/16)	Head of Multi-Asset of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Marc Pinto(1) 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Growth and Income Fund	5/05-Present 11/07-Present	Portfolio Manager for other Janus Henderson accounts.
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	6/13-Present	Portfolio Manager for other Janus Henderson accounts.
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund Executive Vice President and Portfolio Manager Janus Henderson Contrarian Fund	1/16-Present 7/17-Present	Portfolio Manager for other Janus Henderson accounts.
Robert Schramm-Fuchs 151 Detroit Street Denver, CO 80206 DOB:1978	Executive Vice President and Portfolio Manager Janus Henderson European Focus Fund	3/19-Present	Fund Manager of European Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, European equity analyst for Janus Henderson Investors (2014-2019).
Aaron Scully 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Fund	6/20-Present	Portfolio Manager for other Janus Henderson accounts.
Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	7/16-Present 7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	2/20-Present
Head of U.S. Fixed Income of Janus
Henderson Investors and Portfolio Manager
for other Janus Henderson accounts.
Formerly, Director and Lead Portfolio
Manager of the U.S. Multi-Sector Fixed
Income team at AllianceBernstein
(2007-2019).

*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office * and Length of Time Served	Principal Occupations During the Past Five Years
Garth Yettick 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	1/18-Present 1/18-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present
Executive Vice President and Head of
North America at Janus Henderson
Investors (since 2017), President and Head
of North America at Janus Capital
Management LLC (since 2013 and 2017,
respectively), President at Janus Capital
Group Inc. (since 2013), President and
Director at Janus International Holding
LLC (since 2019 and 2011, respectively),
President at Janus Holdings LLC (since
2019), President and Director at Janus
Management Holdings Corporation (since
2017 and 2012, respectively), Executive
Vice President and Head of North America
at Janus Distributors LLC (since 2011 and
2019, respectively), Vice President and
Director at Intech Investment Management
LLC (since 2012), and Executive Vice
President at Perkins Investment
Management LLC (since 2011). Formerly,
Executive Vice President at Janus Capital
Group Inc., Janus International Holding
LLC, and Janus Management Holdings
Corporation (2011-2019), Director at
Perkins Investment Management LLC
(2011-2019), and Chief Financial Officer
at Janus Capital Group Inc. (2011-2013).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present
Chief Compliance Officer for Janus Capital
Management LLC (since September 2017),
Global Head of Investment Management
Compliance for Janus Henderson Investors
(since 2019). Formerly, Vice President,
Head of Global Distribution Compliance
and Chief Compliance Officer of Janus
Henderson Distributors (May 2017 –
September 2017), Vice President,
Compliance at Janus Capital Group Inc.,
Janus Capital Management LLC, and Janus
Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present
Managing Counsel (2020-present).
Formerly, Senior Counsel for Invesco Ltd.
(2017-2020), and Vice President and
Senior Counsel, ALPS Fund Services, Inc.
and Assistant General Counsel, ALPS
Advisors, Inc. (2015-2017).

*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
(1)
Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-
Portfolio Manager of Janus Henderson Balanced Fund and Janus Henderson Growth and Income Fund through April 2, 2021.

As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown:   Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros:   Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
Raudline Etienne:   Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William M. Fitzgerald, Sr.:   Service as Managing Director and Chief Investment Officer of a leading investment management firm, Founder and Chief Investment Officer of asset management firms, and a board member of a self-regulatory organization and an unaffiliated fund complex, and a Fund Independent Trustee since 2019.
William F. McCalpin:   Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner:   Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
Diane L. Wallace: Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm, and a Fund Independent Trustee since 2017.
Linda S. Wolf:   Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
During the fiscal year ended September 30, 2020, the Board of Trustees had the following six standing committees that each performed specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. Each committee was comprised entirely of Independent Trustees. Effective January 1, 2021, the Board’s committee structure was revised to consist of six standing committees, three of which are new committees, and three of which are existing committees with certain modifications to their responsibilities. The table below shows the committee structure that was in place through December 31, 2020. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. The new committee structure is described in further detail under “Revised Committee Structure.”
	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended September 30, 2020
Audit Committee
Reviews the Trust’s financial reporting process,
the system of internal controls over financial
reporting, disclosure controls and procedures,
including the review of the adequacy of relevant
personnel and the review of reports related to
such system of internal controls, Form N-CEN
and Form N-PORT filings, and the audit
process. The Committee’s review of the audit
process includes, among other things, the
appointment, compensation, and oversight of
the Trust’s independent auditor, which performs
the audits of the Trust’s financial statements,
regular meetings and communication with
relevant personnel at Janus Capital and the
independent auditor, and preapproval of all
audit and nonaudit services. The Committee
also reviews any significant changes or
improvements in accounting and audit
processes that have been implemented. The
Committee receives reports from Janus Capital’s
enterprise risk management and internal audit
departments.
		Diane L. Wallace (Chair) William D. Cvengros Gary A. Poliner Linda S. Wolf	8
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions, provides oversight of currency hedging activities and foreign exchange trade activities of the Trust, oversees the implementation of the policies of Janus Capital and any subadviser on behalf of the Trust, and reviews reports provided with respect to compliance with such policies	Alan A. Brown (Chair) William M. Fitzgerald, Sr. Gary A. Poliner	5

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended September 30, 2020
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to the Fund(s) to review the investment performance, investment risk characteristics, and strategies of the Fund(s) in light of its stated investment objectives and policies. The Committee reviews various matters related to the operations of the Janus Henderson money market funds, including the review of reports related to such operations, compliance with the Trust’s Money Market Fund Procedures, and Rule 2a-7 under the 1940 Act.	Raudline Etienne (Chair) Alan A. Brown William D. Cvengros William M. Fitzgerald, Sr. William F. McCalpin Gary A. Poliner Diane L. Wallace Linda S. Wolf	6
Legal and Regulatory Committee
Oversees compliance with various procedures
adopted by the Trust and compliance with any
conditions included in any exemptive order of
the SEC or other orders and settlement
agreements applicable to the Trust, reviews
reports and other materials related to such
compliance, reviews certain regulatory filings
made with the SEC, and oversees, among other
matters, the implementation and administration
of the Trust’s Proxy Voting Guidelines. The
Committee also monitors the performance of
legal counsel employed by the Trust, oversees
administration of the Trust’s insurance program,
and oversees the administration of the Trust’s
securities lending program.
		Gary A. Poliner (Chair) Alan A. Brown William M. Fitzgerald, Sr. William F. McCalpin	11
Nominating and Governance Committee
Identifies and recommends individuals for
Trustee membership, recommends an
independent Trustee to serve as Board Chair,
consults with Fund officers and the Board Chair
in planning Trustee meetings, reviews the
responsibilities of each Board committee, which
includes the need for new committees and the
continuation of existing committees, and
oversees the administration of, and ensures
compliance with, the Trust’s Governance
Procedures and Guidelines adopted by the
Trustees, which includes review of, and
proposed changes to, Trustee compensation.
The Committee also leads the Trustees’ annual
self-assessment process.
		Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin	11
Pricing Committee
Reviews and approves, or disapproves or
ratifies, fair valuation determinations and
valuation methodologies, determines a fair value
of restricted and other securities for which
market quotations are not readily available or
are deemed not to be reliable, pursuant to
procedures adopted by the Trustees. The
Committee also provides oversight of all types
of derivative instruments used by the Trust,
reviews the reasonableness of valuation
procedures, management’s adherence to such
procedures, the adequacy of supporting
documentation, the frequency and magnitude of
pricing errors, and other matters related to
pricing the Funds’ securities.
		William D. Cvengros (Chair) Raudline Etienne Diane L. Wallace	5

Revised Committee Structure
Effective January 1, 2021, the Board’s committee structure was revised to consist of six standing committees that each perform specialized functions: an Audit Committee, Investment Oversight Committee, and Nominating and Governance Committee, each of which is an existing committee and continues to operate with certain modifications to its responsibilities, and an Operations Committee, Product and Distribution Committee, and a Trading and Pricing Committee, each of which is a new committee. A summary of the functions of each committee and its members follows.
Audit Committee.   Reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, including the review of the adequacy of relevant personnel and the review of reports related to such system of internal controls, Form N-CSR, Form N-CEN, and Form N-PORT filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor, which performs the audits of the Trust’s financial statements, regular meetings and communication with relevant personnel at Janus Capital and the independent auditor, and preapproval of all audit and nonaudit services. The Committee also reviews any significant changes or improvements in accounting and audit processes that have been implemented. The Committee receives reports from the Trust’s Chief Financial Officer, Treasurer, and Principal Accounting Officer, and from personnel responsible for internal audit functions related to financial reporting. The Committee also oversees service providers that provide fund accounting and portfolio accounting services to the Trust. The Committee’s members are Diane L. Wallace (Chair), William D. Cvengros, Linda S. Wolf, and Gary A. Poliner.
Investment Oversight Committee.   Oversees the investment activities of the series of the Trust. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to the Funds to review the investment performance, investment risk characteristics, objectives, and strategies of the Funds. The Committee reviews reports regarding the use of derivative instruments by the Funds and information and reports with respect to proposed new investment instruments and techniques. The Committee reviews various matters related to the operations of the Janus Henderson money market funds, including the review of reports related to such operations, compliance with the Trust’s Money Market Fund Procedures, and Rule 2a-7 under the 1940 Act. The Committee’s members are Raudline Etienne (Chair), Alan A. Brown, Mr. Cvengros, William M. Fitzgerald, Sr., William F. McCalpin, Mr. Poliner, Ms. Wallace, and Ms. Wolf.
Nominating and Governance Committee.   Identifies and recommends individuals for Trustee membership, recommends an independent Trustee to serve as Board Chair, consults with Fund officers and the Board Chair in planning Trustee meetings, reviews the responsibilities of each Board committee, which includes the need for new committees and the continuation of existing committees, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines adopted by the Trustees. The Committee also leads the Trustees’ annual self-assessment process and continuing education program, reviews, and proposes changes to, Trustee compensation, and oversees the administration of the Trust’s insurance program. The Committee’s members are Ms. Wolf (Chair), Mr. Brown, and Mr. McCalpin.
Operations Committee. Oversees certain matters related to the operation of the Trust. The Committee receives reports regarding the operation of the Trust’s securities lending program, the implementation of the Proxy Voting Procedures and Guidelines, and various information technology, cybersecurity, and data privacy risks related to the Trust and the Trust’s service providers. The Committee oversees service providers providing operations-related services to the Trust, including the Trust’s custodian and transfer agent. The Committee receives reports from personnel responsible for the Trust’s enterprise risk function and Janus Capital’s internal audit function. In addition, the Committee oversees compliance with certain procedures adopted by the Trust under exemptive orders of the SEC. The Committee’s members are Mr. Poliner (Chair), Mr. Brown, and Mr. McCalpin.
Product and Distribution Committee.   Provides oversight of matters regarding the Trust’s product lineup and the distribution of shares of the Funds. The Committee reviews matters relating to the initial strategy, design, and positioning of new Funds and material changes to the strategy, design, and/or positioning of existing Funds. The Committee receives reports regarding potential Fund closures, liquidations, or mergers, certain Fund fees and expenses, and marketing and distribution strategies for the Funds including payments made by the Funds pursuant to the Trust’s distribution and shareholder servicing plans. The Committee reviews certain regulatory filings made with the SEC and oversees and receives reporting from service providers providing product and distribution-related services to the Trust. The Committee’s members are Mr. Brown (Chair), Ms. Etienne, Mr. Fitzgerald, and Mr. McCalpin.
Trading and Pricing Committee.   Oversees matters relating to the pricing of the Funds’ securities and the placement of portfolio transactions. The Committee reviews and approves fair valuation determinations and valuation methodologies regarding securities and investments held by the Funds pursuant to procedures adopted by the Trustees, and, as needed, provides alternative fair value determinations and valuation methodologies. The Committee also reviews the valuation procedures and other matters related to pricing the Funds’ securities. The Committee receives reporting regarding portfolio transactions with affiliates undertaken in accordance with the Trust’s procedures, efforts to obtain best execution in connection with portfolio transactions and commissions paid to firms supplying research and brokerage services. The Committee also receives reports regarding foreign exchange trading by the Funds. In addition, the Committee oversees service providers providing trading and pricing-related services to the Trust and reviews reports from the administrator of the Trust’s liquidity risk management program. The Committee’s members are Mr. Cvengros (Chair), Mr. Fitzgerald, and Ms. Wallace.
Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of operational risks and cyber risks in particular; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus Henderson fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Henderson’s Head of Compliance, North America, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that she identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2020, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees.

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Independent Trustees
William F. McCalpin	Janus Henderson Asia Equity Fund	Over $100,000	Over $100,000(1)
	Janus Henderson Balanced Fund	Over $100,000
	Janus Henderson Contrarian Fund	$50,001-$100,000
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson Global Life Sciences Fund	$50,001-$100,000
	Janus Henderson Global Real Estate Fund	$50,001-$100,000
	Janus Henderson Global Research Fund	Over $100,000
	Janus Henderson Global Technology and Innovation Fund	Over $100,000
	Janus Henderson Overseas Fund	Over $100,000
Alan A. Brown	Janus Henderson Enterprise Fund	$10,001-$100,000	Over $100,000
	Janus Henderson Global Life Sciences Fund	$10,001-$50,000
	Janus Henderson Global Real Estate Fund	Over $100,000
	Janus Henderson Overseas Fund	$50,001-$100,000
	Janus Henderson Research Fund	$50,001-$100,000
	Janus Henderson Triton Fund	Over $100,000
William D. Cvengros	Janus Henderson Enterprise Fund	Over $100,000	Over $100,000
	Janus Henderson Forty Fund	Over $100,000
	Janus Henderson Global Life Sciences Fund	$1-$10,000
	Janus Henderson Research Fund	$1-$10,000
	Janus Henderson Triton Fund	$1-$10,000
	Janus Henderson Venture Fund	Over $100,000
Raudline Etienne	Janus Henderson Emerging Markets Fund	$50,001-$100,000	Over $100,000(1)
	Janus Henderson Global Life Sciences Fund	$10,001-$50,000
	Janus Henderson Global Real Estate Fund	$10,001-$50,000
	Janus Henderson Global Sustainable Equity Fund	$10,001-$50,000
	Janus Henderson Global Technology and Innovation Fund	$10,001-$50,000
William M. Fitzgerald, Sr.	Janus Henderson Contrarian Fund	$10,001-$50,000	Over $100,000(1)
	Janus Henderson Global Life Sciences Fund	Over $100,000
	Janus Henderson Global Research Fund	$10,001-$50,000
	Janus Henderson Global Technology and Innovation Fund	Over $100,000
	Janus Henderson Research Fund	$50,001-$100,000
Gary A. Poliner	Janus Henderson Contrarian Fund	Over $100,000	Over $100,000(1)
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson European Focus Fund	Over $100,000
	Janus Henderson Forty Fund	Over $100,000
	Janus Henderson Global Real Estate Fund	Over $100,000
	Janus Henderson Global Research Fund	Over $100,000
	Janus Henderson Global Select Fund	Over $100,000
	Janus Henderson Growth and Income Fund	Over $100,000
	Janus Henderson International Opportunities Fund	$10,001-$50,000
	Janus Henderson Overseas Fund	$50,001-$100,000
	Janus Henderson Triton Fund	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Independent Trustees (cont’d.)
Diane L. Wallace	Janus Henderson Enterprise Fund	$50,001-$100,000	Over $100,000
	Janus Henderson Global Life Sciences Fund	Over $100,000
	Janus Henderson Global Select Fund	Over $100,000
	Janus Henderson Global Technology and Innovation Fund	$50,001-$100,000
	Janus Henderson Growth and Income Fund	Over $100,000
	Janus Henderson Triton Fund	$50,001-$100,000
Linda S. Wolf	Janus Henderson Balanced Fund	Over $100,000	Over $100,000(1)
	Janus Henderson Contrarian Fund	$50,001-$100,000
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson Forty Fund	Over $100,000
	Janus Henderson Global Life Sciences Fund	Over $100,000
	Janus Henderson Triton Fund	Over $100,000

(1)
Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Henderson funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Henderson funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).
Name of Person, Position	Aggregate Compensation from the Funds for fiscal year ended September 30, 2020	Total Compensation from the Fund Complex for calendar year ended December 31, 2020 (1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)	$ 309,965	$ 373,000
Alan A. Brown, Trustee(4)	$ 247,542	$ 273,000
William D. Cvengros, Trustee(4)	$ 238,553	$ 263,000
Raudline Etienne, Trustee(4)	$ 222,560	$ 260,000
William M. Fitzgerald, Sr., Trustee	$ 199,147	$ 241,000
Gary A. Poliner, Trustee(4)	$ 228,795	$ 269,000
William D. Stewart, Trustee(5)	$ 67,107	N/A
Diane L. Wallace, Trustee(4)	$ 230,750	$ 268,000
Linda S. Wolf, Trustee(4)	$ 217,774	$255,000

(1)
For all Trustees, includes compensation for service on the boards of two Janus Capital trusts comprised of 56 portfolios.
(2)
Total Compensation received from the Fund Complex includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $55,950, Raudline Etienne $26,000, Gary A. Poliner $269,000, and William M. Fitzgerald, Sr. $120,500.

(3)
Aggregate Compensation received from the Funds and Total Compensation received from the Fund Complex includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)
Aggregate Compensation received from the Funds and Total Compensation received from the Fund Complex includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.
(5)
William D. Stewart retired from his role as an Independent Trustee, effective December 31, 2019.

Janus Henderson Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of September 30, 2020. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Acker	Number of Other Accounts Managed	None	(1)3	(2)9
	Assets in Other Accounts Managed	None	$ 3,284.03M	$ 4,310.16M
Guy Barnard	Number of Other Accounts Managed	1	(3)4	1
	Assets in Other Accounts Managed	$ 52.45M	$ 1,698.20M	$ 39.03M
Jeremiah Buckley	Number of Other Accounts Managed	3	4	17
	Assets in Other Accounts Managed	$ 8,585.44M	$ 6,960.58M	$ 2,272.54M
Hamish Chamberlayne	Number of Other Accounts Managed	None	(4)3	1
	Assets in Other Accounts Managed	None	$ 2,380.06M	$ 0.30M
Dean Cheeseman	Number of Other Accounts Managed	None	10	None
	Assets in Other Accounts Managed	None	$ 1,354.90M	None
Jonathan D. Coleman	Number of Other Accounts Managed	2	1	(5)15
	Assets in Other Accounts Managed	$ 282.49M	$ 193.53M	$ 1,209.00M
Alex Crooke	Number of Other Accounts Managed	1	2	None
	Assets in Other Accounts Managed	$ 149.43M	$ 2,538.10M	None
Job Curtis	Number of Other Accounts Managed	1	2	None
	Assets in Other Accounts Managed	$ 149.43M	$ 2,605.58M	None
Brian Demain	Number of Other Accounts Managed	6	None	8
	Assets in Other Accounts Managed	$ 4,093.49M	None	$ 1,751.59M
Denny Fish	Number of Other Accounts Managed	1	1	(6)2
	Assets in Other Accounts Managed	$ 688.68M	$ 401.65M	$ 3,320.43M
Tim Gibson	Number of Other Accounts Managed	1	(7)4	1
	Assets in Other Accounts Managed	$ 52.45M	$ 1,242.51M	$ 15.41M
Andrew Gillan	Number of Other Accounts Managed	None	(8)2	1
	Assets in Other Accounts Managed	None	$ 294.25M	$ 32.34M
Daniel J. Graña	Number of Other Accounts Managed	None	3	None
	Assets in Other Accounts Managed	None	$ 219.37M	None
Michael Keough	Number of Other Accounts Managed	6	9	18
	Assets in Other Accounts Managed	$ 14,266.81M	$ 4,046.30M	$ 3,117.34M
Mervyn Koh	Number of Other Accounts Managed	None	(8)2	None
	Assets in Other Accounts Managed	None	$ 294.25M	None
Greg Kuhl	Number of Other Accounts Managed	1	(9)2	1
	Assets in Other Accounts Managed	$ 52.45M	$ 1,149.72M	$ 0.26M
Ben Lofthouse	Number of Other Accounts Managed	1	(10)3	1
	Assets in Other Accounts Managed	$ 149.43M	$ 395.38M	$ 0.15M
Julian McManus	Number of Other Accounts Managed	(11)1	None	1
	Assets in Other Accounts Managed	$ 603.13M	None	$ 12.08M
George P. Maris	Number of Other Accounts Managed	(11)1	None	1
	Assets in Other Accounts Managed	$ 603.13M	None	$ 12.08M
Paul O’Connor	Number of Other Accounts Managed	None	12	1
	Assets in Other Accounts Managed	None	$ 1,655.82M	$ 120.42M
Matthew Peron	Number of Other Accounts Managed	(12)2	5	16
	Assets in Other Accounts Managed	$ 1,349.78M	$ 493.09M	$ 2,009.91M

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Marc Pinto(13)	Number of Other Accounts Managed	3	4	17
	Assets in Other Accounts Managed	$ 8,585.44M	$ 6,960.58M	$ 2,272.54M
A. Douglas Rao	Number of Other Accounts Managed	(14)4	4	6
	Assets in Other Accounts Managed	$ 1,964.51M	$ 1,123.67M	$ 2,643.14M
Nick Schommer	Number of Other Accounts Managed	(14)4	5	8
	Assets in Other Accounts Managed	$ 1,964.51M	$ 1,143.34M	$ 2,647.20M
Robert Schramm-Fuchs	Number of Other Accounts Managed	None	(15)3	None
	Assets in Other Accounts Managed	None	$ 681.63M	None
Aaron Scully	Number of Other Accounts Managed	None	(4)2	1
	Assets in Other Accounts Managed	None	$ 2,024.40M	$ 0.30M
Scott Stutzman	Number of Other Accounts Managed	2	1	(5)15
	Assets in Other Accounts Managed	$ 282.49M	$ 193.53M	$ 1,209.00M
Cody Wheaton	Number of Other Accounts Managed	6	None	8
	Assets in Other Accounts Managed	$ 4,093.49M	None	$ 1,751.59M
Greg Wilensky	Number of Other Accounts Managed	6	9	13
	Assets in Other Accounts Managed	$ 14,266.81M	$ 8,378.51M	$ 2,281.96M
Garth Yettick	Number of Other Accounts Managed	(11)1	None	2
	Assets in Other Accounts Managed	$ 603.13M	None	$147.22M

(1)
One account included in the total, consisting of $11.58M of the total assets in the category, has a performance-based advisory fee.
(2)
One account included in the total, consisting of $1,863.81M of the total assets in the category, has a performance-based advisory fee.
(3)
Two accounts included in the total, consisting of $1,506.35M of the total assets in the category, have performance-based advisory fees.
(4)
One account included in the total, consisting of $460.40M of the total assets in the category, has a performance-based advisory fee.
(5)
One account included in the total, consisting of $409.96M of the total assets in the category, has a performance-based advisory fee.
(6)
One account included in the total, consisting of $3,185.29M of the total assets in the category, has a performance-based advisory fee.
(7)
Two accounts included in the total, consisting of $1,050.65M of the total assets in the category, have performance-based advisory fees.
(8)
One account included in the total, consisting of $23.78M of the total assets in the category, has a performance-based advisory fee.
(9)
One account included in the total, consisting of $1,013.62M of the total assets in the category, has a performance-based advisory fee.
(10)
One account included in the total, consisting of $2.04M of the total assets in the category, has a performance-based advisory fee.
(11)
One account included in the total, consisting of $603.13M of the total assets in the category, has a performance-based advisory fee.
(12)
Two accounts included in the total, consisting of $1,349.78M of the total assets in the category, have performance-based advisory fees.
(13)
Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-Portfolio Manager of Janus Henderson Balanced Fund and Janus Henderson Growth and Income Fund through April 2, 2021.
(14)
One account included in the total, consisting of $1,005.55M of the total assets in the category, has a performance-based advisory fee.
(15)
Two accounts included in the total, consisting of $411.60M of the total assets in the category, have performance-based advisory fees.
Material Conflicts
As shown in the table above, portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus Capital or an affiliate serves as subadviser, separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital or an affiliate vary among these accounts. Janus Capital or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of Janus Capital, and provide advice on behalf of Janus Capital through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus Capital. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged if, for example, one or more accounts outperform the Fund.
A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Fund.
Janus Capital believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus Capital generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Janus Capital monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment.
Janus Capital (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus Capital’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital and the Subadvisers.”
Janus Capital is the adviser to the Funds and the Janus Henderson “funds of funds,” which are funds that invest primarily in other Janus Henderson funds. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Funds. For example, the Janus Henderson “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus Henderson funds. In addition, the Janus Henderson “funds of funds” portfolio manager, Ashwin Alankar, who also serves as Head of Global Asset Allocation of Janus Henderson Investors, has access to and regularly monitors certain information regarding the characteristics of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds.

Perkins Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of September 30, 2020. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts. No accounts included in the totals listed below have a performance-based advisory fee.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gregory R. Kolb	Number of Other Accounts Managed	None	None	8
	Assets in Other Accounts Managed	None	None	$ 617.02M
George Maglares	Number of Other Accounts Managed	None	None	8
	Assets in Other Accounts Managed	None	None	$617.02M

Material Conflicts
As shown in the table above, the Perkins’ portfolio managers may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts. Janus Capital or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio manager’s compensation than others. Under certain circumstances, portfolio managers (or their family members) may own the same securities as those held in a Fund’s portfolio. These factors could create conflicts of interest because the portfolio managers may have incentives to favor one or more accounts over others, resulting in the potential for the Fund to be disadvantaged if, for example, one or more accounts outperform the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins’ trade allocation procedures is described under “Additional Information About Janus Capital and the Subadvisers.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by the portfolio managers (or their family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics.

JANUS HENDERSON INVESTMENT PERSONNEL & PERKINS INVESTMENT PERSONNEL COMPENSATION INFORMATION
The following describes the structure and method of calculating a portfolio manager’s compensation as of September 30, 2020.
The portfolio managers and co-portfolio managers (if applicable), and the Director of Centralized Equity Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation:   Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation:   A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Performance fees:   The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place.
The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.
Deferrals/Firm Ownership:   All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds.
Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Ownership of Securities
As of September 30, 2020, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Fund
Complex.

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in the Fund Complex
Janus Capital
Andrew Acker	Janus Henderson Global Life Sciences Fund	Over $1,000,000	Over $1,000,000
Guy Barnard	Janus Henderson Global Real Estate Fund	None	None
Jeremiah Buckley	Janus Henderson Balanced Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Growth and Income Fund	Over $1,000,000
Hamish Chamberlayne	Janus Henderson Global Sustainable Equity Fund	None	None
Dean Cheeseman	Janus Henderson International Opportunities Fund	None	None
Jonathan D. Coleman	Janus Henderson Triton Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Venture Fund	Over $1,000,000
Alex Crooke	Janus Henderson Global Equity Income Fund	None	None
Job Curtis	Janus Henderson Global Equity Income Fund	None	None
Brian Demain	Janus Henderson Enterprise Fund	Over $1,000,000	Over $1,000,000
Denny Fish	Janus Henderson Global Technology and Innovation Fund	Over $1,000,000	Over $1,000,000
Tim Gibson	Janus Henderson Global Real Estate Fund	None	None
Andrew Gillan	Janus Henderson Asia Equity Fund	None	None
Daniel J. Graña	Janus Henderson Emerging Markets Fund	Over $1,000,000	Over $1,000,000
Michael Keough	Janus Henderson Balanced Fund	$500,001-$1,000,000	Over $1,000,000
Mervyn Koh	Janus Henderson Asia Equity Fund	None	None
Greg Kuhl	Janus Henderson Global Real Estate Fund	$100,001-$500,000	$100,001-$500,000
Ben Lofthouse	Janus Henderson Global Equity Income Fund	None	None
Julian McManus	Janus Henderson Global Select Fund	$100,001-$500,000	$500,001-$1,000,000
	Janus Henderson Overseas Fund	$100,001-$500,000
George P. Maris	Janus Henderson Global Select Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Overseas Fund	Over $1,000,000
Paul O’Connor	Janus Henderson International Opportunities Fund	None	None
Matthew Peron	Janus Henderson Global Research Fund	$100,001-$500,000	$100,001-$500,000
	Janus Henderson Research Fund	$100,001-$500,000
Marc Pinto (1)	Janus Henderson Balanced Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Growth and Income Fund	Over $1,000,000
A. Douglas Rao	Janus Henderson Forty Fund	Over $1,000,000	Over $1,000,000
Nick Schommer	Janus Henderson Contrarian Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Forty Fund	$100,001-$500,000
Robert Schramm-Fuchs	Janus Henderson European Focus Fund	None	None
Aaron Scully	Janus Henderson Global Sustainable Equity Fund	$10,001-$50,000	$500,001-$1,000,000
Scott Stutzman	Janus Henderson Triton Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Venture Fund	Over $1,000,000
Cody Wheaton	Janus Henderson Enterprise Fund	$500,001-$1,000,000	Over $1,000,000
Greg Wilensky	Janus Henderson Balanced Fund	$100,001-$500,000	$500,001-$1,000,000
Garth Yettick	Janus Henderson Global Select Fund	$500,001-$1,000,000	Over $1,000,000
	Janus Henderson Overseas Fund	$500,001-$1,000,000

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in the Fund Complex
Perkins
Gregory R. Kolb	Janus Henderson Global Value Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson International Value Fund	Over $1,000,000
George Maglares	Janus Henderson Global Value Fund	$100,001-$500,000	$500,001-$1,000,000
	Janus Henderson International Value Fund	$50,001-$100,000

(1) Mr. Pinto intends to retire from Janus Henderson Investors and the mutual fund industry in the second quarter of 2021. He intends to remain Co-Portfolio Manager of Janus Henderson Balanced Fund and Janus Henderson Growth and Income Fund through April 2, 2021.

Principal shareholders

As of December 31, 2020, the officers and Trustees as a group owned less than 1% of the outstanding Shares of each class of the Funds except 7.06% of Janus Henderson Emerging Markets Fund Class I Shares; 1.86% of Janus Henderson Emerging Markets Fund Class T Shares; 3.76% of Janus Henderson European Fund Class N Shares; 13.00% of Janus Henderson Global Select Fund Class N Shares; 30.55% of Janus Henderson Global Sustainable Equity Fund Class N Shares; 10.68% of Janus Henderson Overseas Fund Class N Shares; 3.75% of Janus Henderson Contrarian Fund Class N Shares; 5.68% of Janus Henderson Growth and Income Fund Class A Shares; 16.96% of Janus Henderson Growth and Income Fund Class N Shares; and 1.20% of Janus Henderson Venture Fund Class N Shares. As of December 31, 2020, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of December 31, 2020, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. To the extent that Janus Capital, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or the Fund as a whole, the redemption of those Shares may have an adverse effect on such fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.
Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Asia Equity Fund Class A Shares	LPL Financial A/C XXXX-XXXX San Diego, CA	26.75%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.05%
	Oppenheimer & Co. Inc. FBO GB IRA Rlvr Central Park, NY	5.41%
Janus Henderson Emerging Markets Fund Class A Shares	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	28.66%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	28.43%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	15.42%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	9.45%
	Pershing LLC Jersey City, NJ	6.17%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson European Focus Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	17.34%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	12.44%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	10.99%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.62%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	10.14%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	9.27%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	7.78%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.50%
Janus Henderson Global Equity Income Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	20.10%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	17.54%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.67%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	8.09%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.05%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	7.07%
	Pershing LLC Jersey City, NJ	7.03%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	6.00%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Life Sciences Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	30.24%
	Pershing LLC Jersey City, NJ	10.26%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.04%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	8.94%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.25%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.30%
Janus Henderson Global Real Estate Fund Class A Shares	Pershing LLC Jersey City, NJ	19.90%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	17.44%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	12.29%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	11.39%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.86%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	6.13%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	5.02%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Research Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	33.33%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	20.23%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	11.72%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.42%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	10.07%
Janus Henderson Global Select Fund Class A Shares	Pershing LLC Jersey City, NJ	35.59%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	13.04%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.73%
	LPL Financial Omnibus Customer Account San Diego, CA	8.66%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.85%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.68%
Janus Henderson Global Sustainable Equity Fund Class A Shares	Janus Capital Group Inc. Denver, CO	83.61%*
	Pershing LLC Jersey City, NJ	16.39%
*
This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology and Innovation Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	14.81%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	13.32%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.70%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	10.56%
	Raymond James Omnibus for Mutual Funds House Acct Firm #92500015 St. Petersburg, FL	6.34%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	6.32%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	5.45%
	Pershing LLC Jersey City, NJ	5.12%
Janus Henderson Global Value Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	21.20%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.19%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	18.01%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	13.06%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	5.92%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson International Opportunities Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	20.27%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	14.55%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	12.83%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.94%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	7.86%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.82%
Janus Henderson International Value Fund Class A Shares	Minnesota Life Insurance Company St. Paul, MN	88.60%
	Janus Capital Group Inc. Denver, CO	7.15%*
Janus Henderson Overseas Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	18.61%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	12.24%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	10.91%
	Matrix Trust Company As Agent For Advisor Trust, Inc. Kades-Margolis 403B MBD Denver, CO	10.14%
	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	9.23%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.82%
	Pershing LLC Jersey City, NJ	5.62%
*
This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Balanced Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.74%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.19%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	10.41%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.19%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.07%
	Pershing LLC Jersey City, NJ	7.95%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	6.36%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.29%
Janus Henderson Contrarian Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	23.70%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	12.36%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.96%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.20%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	10.17%
	Pershing LLC Jersey City, NJ	5.50%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	5.10%
Janus Henderson Enterprise Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	30.12%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.88%
	Transamerica Life Insurance Co. ML Life Variable Annuity Sep Acct D Cedar Rapids, IA	6.54%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Forty Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	22.32%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.93%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	8.05%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.42%
	Pershing LLC Jersey City, NJ	6.98%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.18%
Janus Henderson Growth and Income Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	18.03%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.86%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.74%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.91%
	Pershing LLC Jersey City, NJ	6.49%
	LPL Financial Omnibus Customer Account San Diego, CA	5.93%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.39%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Research Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.51%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.81%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.55%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	11.70%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.76%
	Pershing LLC Jersey City, NJ	6.73%
Janus Henderson Triton Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	38.24%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.18%
Janus Henderson Venture Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	15.42%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	13.73%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	11.31%
	Pims/Prudential RetPlan Nominee Trustee Custodian Greenwood Village, CO	7.60%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.87%
Janus Henderson Asia Equity Fund Class C Shares	LPL Financial Acct XXXX-XXXX San Diego, CA	42.46%
	Oppenheimer & Co. Inc. FBO SAL (TOD) Fletcher, NC	23.88%
	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	11.71%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	11.37%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Emerging Markets Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	35.40%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	32.69%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	12.85%
Janus Henderson European Focus Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	22.79%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	18.48%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	16.96%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	7.47%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.51%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	6.43%
	National Financial Services LLC For the Exclusive Benefit of Our Cust Jersey City, NJ	5.28%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Equity Income Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	20.71%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	18.67%
	Raymond James Omnibus for Mutual Funds House Acct Firm #92500015 St. Petersburg, FL	15.41%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	11.01%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	10.29%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	6.66%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Life Sciences Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	15.22%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.91%
	Pershing LLC Jersey City, NJ	12.11%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	11.21%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.22%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	6.59%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.02%
	LPL Financial Omnibus Customer Account San Diego, CA	5.78%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.51%
	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	5.29%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.19%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Real Estate Fund Class C Shares	LPL Financial Omnibus Customer Account San Diego, CA	23.90%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	17.75%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	16.20%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.43%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	7.21%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.96%
	Pershing LLC Jersey City, NJ	6.80%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	6.11%
Janus Henderson Global Research Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	27.21%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	17.12%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	10.94%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	9.61%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.73%
	Pershing LLC Jersey City, NJ	5.69%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.33%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Select Fund Class C Shares	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	54.56%
	Pershing LLC Jersey City, NJ	18.03%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.67%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	7.58%
Janus Henderson Global Technology and Innovation Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	17.62%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	13.20%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	13.07%
	Pershing LLC Jersey City, NJ	11.62%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	8.61%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	8.25%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	6.19%
	Raymond James Omnibus for Mutual Funds House Acct Firm #92500015 St. Petersburg, FL	5.72%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	5.56%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Value Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	24.10%
	LPL Financial Omnibus Customer Account San Diego, CA	16.66%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	15.86%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	14.57%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	8.00%
	Pershing LLC Jersey City, NJ	6.62%
Janus Henderson Global Sustainable Equity Fund Class C Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Henderson International Opportunities Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	24.78%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	19.36%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	15.03%
	Raymond James Omnibus for Mutual Funds House Acct Firm #92500015 St. Petersburg, FL	11.36%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	8.59%
Janus Henderson International Value Fund Class C Shares	Janus Capital Group Inc. Denver, CO	57.83%*
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	33.72%
	Stifel Nicolaus & Co. Inc. Account XXXX-XXXX ELS IRA St. Louis, MO	5.07%
*
This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Overseas Fund Class C Shares	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	39.08%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	12.99%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	11.17%
	Pershing LLC Jersey City, NJ	8.82%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	6.83%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	6.08%
Janus Henderson Balanced Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	20.84%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	16.85%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	11.33%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.73%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	8.25%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	7.69%
	Pershing LLC Jersey City, NJ	7.17%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.76%
	LPL Financial Omnibus Customer Account San Diego, CA	5.68%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Contrarian Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	18.06%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	17.49%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	11.12%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	10.10%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	9.50%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.89%
	LPL Financial Omnibus Customer Account San Diego, CA	7.40%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	5.38%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Enterprise Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	18.21%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13.31%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.00%
	LPL Financial Omnibus Customer Account San Diego, CA	9.08%
	Pershing LLC Jersey City, NJ	8.53%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	7.93%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	7.30%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.07%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.05%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.58%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	5.56%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Forty Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	17.36%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	13.08%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.46%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	11.09%
	Pershing LLC Jersey City, NJ	10.28%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.28%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.84%
	LPL Financial Omnibus Customer Account San Diego, CA	5.34%
Janus Henderson Growth and Income Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	23.24%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	16.77%
	Pershing LLC Jersey City, NJ	10.12%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.27%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	9.00%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	8.94%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	5.19%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.06%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Research Fund Class C Shares	LPL Financial Omnibus Customer Account San Diego, CA	23.84%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	19.10%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	15.18%
	Pershing LLC Jersey City, NJ	9.75%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.15%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.93%
Janus Henderson Triton Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	22.60%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.67%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	13.00%
	LPL Financial Omnibus Customer Account San Diego, CA	9.36%
	Pershing LLC Jersey City, NJ	9.33%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	7.92%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.55%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Venture Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	25.41%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	13.93%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13.47%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	9.17%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.89%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.47%
	Pershing LLC Jersey City, NJ	7.79%
	LPL Financial Omnibus Customer Account San Diego, CA	6.59%
Janus Henderson European Focus Fund Class D Shares	State Street Bank Cust IRA A/C HLR Elberton, GA	5.23%
Janus Henderson Global Equity Income Fund Class D Shares	PEF & VSF JT WROS Basking Ridge, NJ	5.19%
Janus Henderson International Value Fund Class D Shares	Gregory R. Kolb Chicago, IL	9.12%
	Justin J. Tugman TR Amended and Restated JJT Revocable Trust Agreement U/A 08/12/2019 Chicago, IL	5.35%
Janus Henderson Asia Equity Fund Class I Shares	Oppenheimer & Co Inc. FBO L and ML Ttees LML Liv Tr Dtd 12/6/17 Preference Asheville, NC	15.46%
	Oppenheimer & Co Inc. FBO JJS and RES JT/TEN By Ent Ft. Lauderdale, FL	11.98%
	Oppenheimer & Co Inc. Custodian FBO WMC IRA Preference Bethesda, MD	6.86%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Emerging Markets Fund Class I Shares	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	39.91%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	21.60%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	17.09%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	6.58%
Janus Henderson European Focus Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	44.34%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	15.82%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	13.36%
	Raymond James Omnibus for Mutual Funds House Acct Firm #92500015 St. Petersburg, FL	5.37%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	5.03%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Equity Income Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.67%
	Raymond James Omnibus for Mutual Funds House Acct Firm #92500015 St. Petersburg, FL	12.50%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	11.59%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	10.44%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	8.72%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	8.07%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	6.93%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.79%
Janus Henderson Global Life Sciences Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	18.28%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.01%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.99%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	8.47%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	8.07%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.88%
	Pershing LLC Jersey City, NJ	5.81%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.80%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Real Estate Fund Class I Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	23.58%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	15.11%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	9.33%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.72%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	8.06%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.58%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.54%
Janus Henderson Global Research Fund Class I Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	16.91%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	14.74%
	Saxon & Co FBO 20100023002681 Philadelphia, PA	10.28%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	10.23%
	Saxon & Co FBO 20100026892734 Cleveland, OH	8.80%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.33%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Select Fund Class I Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	15.35%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	14.15%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	12.08%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.39%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	8.35%
	Pershing LLC Jersey City, NJ	7.14%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBBFSI Weehawken, NJ	6.62%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	5.31%
Janus Henderson Global Sustainable Equity Fund Class I Shares	Janus Capital Group Inc. Denver, CO	98.42%*
*
This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology and Innovation Fund Class I Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	14.65%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	10.95%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	10.64%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	8.96%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.88%
	Pershing LLC Jersey City, NJ	7.43%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.26%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI Weehawken, NJ	5.89%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.68%
Janus Henderson Global Value Fund Class I Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	26.26%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	22.77%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBBFSI Weehawken, NJ	12.10%
	Pershing LLC Jersey City, NJ	10.66%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	8.26%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson International Opportunities Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	48.00%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	15.06%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.38%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	7.31%
Janus Henderson International Value Fund Class I Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	72.18%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	17.19%
	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	6.82%
Janus Henderson Overseas Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	25.14%
	Vanguard Fiduciary Trust Company Valley Forge, PA	18.66%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	16.86%
	Lincoln Retirement Services Co. FBO St. Luke’s Hospital Fort Wayne, IN	7.11%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.90%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.75%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Balanced Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	14.30%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.41%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	11.13%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	9.75%
	Pershing LLC Jersey City, NJ	7.35%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.20%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.75%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	6.47%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	6.27%
Janus Henderson Contrarian Fund Class I Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	32.57
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	11.96%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	9.68%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.68%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.67%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	5.75%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	5.55%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Enterprise Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	21.32%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.26%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.99%
	Pershing LLC Jersey City, NJ	8.17%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.13%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	5.12%
Janus Henderson Forty Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	19.92%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.97%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13.82%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.84%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.66%
	Pershing LLC Jersey City, NJ	5.78%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.47%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Growth and Income Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	20.41%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.79%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.56%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	10.09%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	8.93%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.55%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.32%
Janus Henderson Research Fund Class I Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	15.84%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	15.49%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.12%
	Wells Fargo Bank FBO Various Retirement Plans 9888888836 NC 1151 Charlotte, NC	8.31%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.21%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	6.51%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.37%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.17%
	Pershing LLC Jersey City, NJ	5.09%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Triton Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	24.85%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	6.72%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	6.65%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	6.41%
Janus Henderson Venture Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	37.29%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	19.10%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	13.73%
Janus Henderson Asia Equity Fund Class N Shares	BNP Paribas RCC FBO Global Allocation Fund – Growth Asia Equity Omnibus Account Jersey City, NJ	44.99%
	BNP Paribas RCC FBO Global Allocation Fund – Moderate Asia Equity Omnibus Account Jersey City, NJ	31.80%
	BNP Paribas RCC FBO Global Allocation Fund – Conservative Asia Equity Omnibus Account Jersey City, NJ	18.20%
Janus Henderson Emerging Markets Fund Class N Shares	BNP Paribas RCC FBO Global Allocation Fund – Growth Emerging Markets Omnibus Acct Jersey City, NJ	45.01%
	BNP Paribas RCC FBO Global Allocation Fund – Moderate Emerging Markets Omnibus Acct Jersey City, NJ	31.76%
	BNP Paribas RCC FBO Global Allocation Fund – Conservative Emerging Markets Omnibus Acct Jersey City, NJ	18.17%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson European Focus Fund Class N Shares	BNP Paribas RCC FBO Global Allocation Fund – Growth European Focus Omnibus Account Jersey City, NJ	29.28%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	26.61%
	BNP Paribas RCC FBO Global Allocation Fund – Moderate European Focus Omnibus Account Jersey City, NJ	20.63%
	BNP Paribas RCC FBO Global Allocation Fund – Conservative European Focus Omnibus Account Jersey City, NJ	11.72%
	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	10.45%
Janus Henderson Global Equity Income Fund Class N Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	27.36%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	17.26%
	NABank & Co. Tulsa, OK	16.33%
Janus Henderson Global Life Sciences Fund Class N Shares	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	90.95%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.29%
Janus Henderson Global Real Estate Fund Class N Shares	SEI Private Trust Company c/o Security National ID XXX Oaks, PA	35.90%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	26.78%
	LOBATCO c/o Texas Bank & Trust Longview, TX	14.56%
	BNP Paribas RCC FBO Global Allocation Fund – Growth Global Real Estate Omnibus Account Jersey City, NJ	6.70%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Research Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	33.92%
	BNP Paribas RCC FBO Global Allocation Fund – Growth Global Research Omnibus Account Jersey City, NJ	24.01%
	BNP Paribas RCC FBO Global Allocation Fund – Moderate Global Research Omnibus Account Jersey City, NJ	16.99%
	BNP Paribas RCC FBO Global Allocation Fund – Conservative Global Research Omnibus Account Jersey City, NJ	9.69%
Janus Henderson Global Select Fund Class N Shares	BNP Paribas RCC FBO Global Allocation Fund – Growth Global Select Fund Omnibus Account Jersey City, NJ	36.78%
	BNP Paribas RCC FBO Global Allocation Fund – Moderate Global Select Fund Omnibus Account Jersey City, NJ	26.02%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	21.92%
	BNP Paribas RCC FBO Global Allocation Fund – Conservative Global Select Fund Omnibus Account Jersey City, NJ	14.84%
Janus Henderson Global Sustainable Equity Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	85.96%
	Janus Capital Group Inc. Denver, CO	14.04%*
Janus Henderson Global Technology and Innovation Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	27.23%
	Nationwide Trust Co FSB Columbus, OH	17.60%
	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	16.40%
	American United Life Ins. Co. Group Retirement Annuity Indianapolis, IN	9.65%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	7.80%
Janus Henderson Global Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	80.91%
	FIIOC FBO CTBC Bank Corp. (USA) 401(K) Profit Sharing Plan Covington, KY	19.09%
*
This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson International Opportunities Fund Class N Shares	Pershing LLC Jersey City, NJ	79.09%
	SEI Private Trust Company c/o TIAA SWP Oaks, PA	15.26%
Janus Henderson International Value Fund Class N Shares	BNP Paribas RCC FBO Global Allocation Fund – Growth International Value Omnibus Acct Jersey City, NJ	38.02%
	BNP Paribas RCC FBO Global Allocation Fund – Moderate International Value Omnibus Acct Jersey City, NJ	28.25%
	BNP Paribas RCC FBO Global Allocation Fund – Conservative International Value Omnibus Acct Jersey City, NJ	17.78%
	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	7.75%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.96%
Janus Henderson Overseas Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	36.98%
	BNP Paribas RCC FBO Global Allocation Fund – Growth Overseas Fund Omnibus Account Jersey City, NJ	27.09%
	BNP Paribas RCC FBO Global Allocation Fund – Moderate Overseas Fund Omnibus Account Jersey City, NJ	19.13%
	BNP Paribas RCC FBO Global Allocation Fund – Conservative Overseas Fund Omnibus Account Jersey City, NJ	10.92%
Janus Henderson Balanced Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	24.64%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.18%
	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	8.06%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Contrarian Fund Class N Shares	BNP Paribas RCC FBO Global Allocation Fund – Growth Contrarian Fund Omnibus Account Jersey City, NJ	32.11%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	29.82%
	BNP Paribas RCC FBO Global Allocation Fund – Moderate Contrarian Fund Omnibus Account Jersey City, NJ	22.67%
	BNP Paribas RCC FBO Global Allocation Fund – Conservative Contrarian Fund Omnibus Account Jersey City, NJ	12.94%
Janus Henderson Enterprise Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	47.49%
Janus Henderson Forty Fund Class N Shares	Saxon & Co. FBO 20-01-302-9912426 VI Omnibus Account VICA Philadelphia, PA	17.72%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.18%
	Wells Fargo Bank FBO Various Retirement Plans 9888888836 Charlotte, NC	11.31%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	10.22%
	Mid Atlantic Trust Company FBO Sentry Life Insurance Company 401K Pittsburgh, PA	5.21%
Janus Henderson Growth and Income Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	37.79%
	Voya Institutional Trust Co. FBO Arvest Braintree, MA	36.45%
	Matrix Trust Company Trustee FBO Vera Bradley Designs Inc. PSP Denver, CO	15.48%
Janus Henderson Research Fund Class N Shares	Mid Atlantic Trust Company FBO Sentry Life Insurance Company 401K Pittsburgh, PA	34.64%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	30.46%
	John Hancock Trust Company LLC Westwood, MA	17.98%
	VRSCO FBO AIGFSB Custodian Trustee FBO MWRD of Greater Chicago 457(B) Houston, TX	5.35%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Triton Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	28.99%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	8.49%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	5.10%
Janus Henderson Venture Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	30.35%
	Reliance Trust Co FBO MassMutual Registered Product Atlanta, GA	11.54%
	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	7.48%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	6.86%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	5.29%
Janus Henderson Global Research Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	78.44%
Janus Henderson Global Select Fund Class R Shares	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	47.83%
	UMB Bank NA Custodian FBO Planmember Carpinteria, CA	24.87%
	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	13.14%
	Pershing LLC Jersey City, NJ	7.40%
Janus Henderson International Opportunities Fund Class R Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	37.46%
	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	12.58%
	Ascensus Trust Company FBO The Chempi Pension Plan XXXXXX Fargo, ND	7.72%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.47%
	Mid Atlantic Trust Company FBO Colortone Lacquer Co. Inc. 401(K) Pro Pittsburgh, PA	5.22%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Overseas Fund Class R Shares	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	37.14%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	23.73%
	Sammons Financial Network LLC West Des Moines, IA	9.26%
Janus Henderson Balanced Fund Class R Shares	Voya Institutional Trust Company Windsor, CT	23.79%
	Sammons Financial Network LLC West Des Moines, IA	22.10%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	11.86%
	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	11.15%
	American United Life Ins Co AUL American Group Ret Annuity Indianapolis, IN	6.44%
Janus Henderson Contrarian Fund Class R Shares	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	30.50%
	MR & CH Ttee F The Lynch Company Inc. PSP c/o FASCore LLC Greenwood Village, CO	16.73%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	13.02%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	10.05%
	Ascensus Trust Company FBO Progress USA Inc. 401 K Plan XXXX Fargo, ND	7.04%
	Merrill Lynch Jacksonville, FL	6.18%
	Ascensus Trust Company FBO Bear Republic Brewing Co. Inc. 401 XXXXXX Fargo, ND	5.78%
Janus Henderson Enterprise Fund Class R Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	13.22%
	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	9.35%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	8.07%
	Sammons Financial Network LLC West Des Moines, IA	6.92%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Forty Fund Class R Shares	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	41.05%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	15.53%
Janus Henderson Growth and Income Fund Class R Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	26.25%
	American United Life Ins Co AUL American Unit Trust Indianapolis, IN	9.56%
	TLK Ttee FBO Wagner Die Supply Inc 401K PSP c/o FASCore LLC Greenwood Village, CO	8.30%
	Fifth Third Bank Cincinnati, OH	7.49%
	FIIOC FBO ASI Federal Credit Union Profit Sharing 401K Plan Covington, KY	6.42%
	Mid Atlantic Trust Company FBO Golden Nugget Pancake House IN 401(K) Pittsburgh, PA	5.29%
Janus Henderson Research Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	69.76%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	16.27%
Janus Henderson Triton Fund Class R Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	21.19%
	Sammons Financial Network LLC West Des Moines, IA	20.36%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	9.65%
	Charles Schwab & Co. Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	6.45%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.64%
Janus Henderson Asia Equity Fund Class S Shares	Janus Capital Group Inc. Denver, CO	94.66%*
Janus Henderson Emerging Markets Fund Class S Shares	FIIOC FBO Peer Foods Group Inc Profit Sharing & 401K Plan Covington, KY	88.47%
	Pershing LLC Jersey City, NJ	10.52%
Janus Henderson European Focus Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
*
This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Equity Income Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	53.64%
	Voya Institutional Trust Company Windsor, CT	34.05%
Janus Henderson Global Life Sciences Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	54.99%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	11.67%
	Ascensus Trust Company FBO Meadowbrook, Inc 401(K) Profit Sharing XXXXX Fargo, ND	6.91%
Janus Henderson Global Real Estate Fund Class S Shares	Voya Institutional Trust Company Windsor, CT	67.65%
Janus Henderson Global Research Fund Class S Shares	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	19.12%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	12.28%
	Pims/Prudential RetPlan Nominee Trustee Custodian 766 Detectives’ Endowment New York, NY	8.35%
	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	7.60%
	Nationwide Life Ins Co QPVA Columbus, OH	5.82%
	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	5.58%
	Nationwide Trust Co FSB Columbus, OH	5.28%
Janus Henderson Global Select Fund Class S Shares	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	54.83%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	13.41%
	Matrix Trust Co Agent for TRP RPS RK FBO 401K Fern Electric & Control S. San Francisco, CA	11.30%
	LPL Financial Omnibus Customer Account San Diego, CA	10.85%
	MG Trust Company Cust. FBO Acculogic, Ltd 401(K) Plan Denver, CO	9.23%
Janus Henderson Global Sustainable Equity Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
*
This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology and Innovation Fund Class S Shares	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	36.12%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	24.26%
	Nationwide Trust Company FSB Columbus, OH	8.90%
	FIIOC FBO Ecco III Enterprises Inc. Profit Sharing Plan Covington, KY	6.76%
Janus Henderson Global Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	89.51%*
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	5.62%
Janus Henderson International Opportunities Fund Class S Shares	Janus Capital Group Inc. Denver, CO	90.92%*
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	9.08%
Janus Henderson International Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	72.97%*
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	21.03%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	6.00%
Janus Henderson Overseas Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	34.47%
	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	23.10%
	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	9.48%
	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	5.38%
Janus Henderson Balanced Fund Class S Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	40.69%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	12.89%
*
This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Contrarian Fund Class S Shares	LPL Financial Omnibus Customer Account San Diego, CA	35.63%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	16.45%
	FIIOC FBO Gold Coast Tickets LTD 401(K) Profit Sharing Plan and Trust Covington, KY	16.44%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Institutional Client Accounts San Francisco, CA	10.17%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	9.27%
	Pershing LLC Jersey City, NJ	5.27%
Janus Henderson Enterprise Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	13.55%
	Great-West Trust Company LLC Ttee/C FBO Great West IRA Advantage c/o FASCore LLC Greenwood Village, CO	7.84%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	7.14%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	6.88%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	6.20%
Janus Henderson Forty Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	17.89%
	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	11.16%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	9.94%
	Nationwide Trust Company FSB Columbus, OH	7.96%
	Voya Retirement Insurance and Annuity Company Windsor, CT	5.63%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Growth and Income Fund Class S Shares	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	25.58%
	Saxon & Co FBO 91 Vested Interest Omnibus Asset A/C #20-01-302-9912426 Philadelphia, PA	14.06%
	Nationwide Trust Company FSB Columbus, OH	12.98%
	Matrix Trust Company as Agent for Newport Trust Company Land Title, Inc. 401(K) Plan Folsom, CA	8.40%
	FIIOC FBO International Contractors Inc. 401K Plan and Trust Covington, KY	5.06%
Janus Henderson Research Fund Class S Shares	WTRISC Co IRA Omnibus Acct c/o ICMA Retirement Corporation Washington, DC	19.70%
	Saxon & Co FBO 20-01-302-9912426 VI Omnibus Account VICA Philadelphia, PA	15.60%
	Reliance Trust Company FBO Retirement Plans Serviced by MetLife c/o FASCore LLC Greenwood Village, CO	11.65%
	Ohio National Life Insurance Co FBO Its Separate Accounts Cincinnati, OH	9.16%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	7.72%
	Wells Fargo Bank FBO Various Retirement Plans Charlotte, NC	7.08%
Janus Henderson Triton Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	31.32%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	7.56%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	6.36%
	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	5.36%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Venture Fund Class S Shares	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	52.39%
	Great-West Life & Annuity FBO Future Funds II Greenwood Village, CO	13.98%
	Reliance Trust Co FBO MassMutual Registered Product Atlanta, GA	7.78%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	5.79%
Janus Henderson Asia Equity Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	24.16%
	National Financial Services Co For the Exclusive Benefit of Our Customers New York, NY	15.93%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	12.89%
Janus Henderson Emerging Markets Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	50.92%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	21.06%
	LPL Financial Omnibus Customer Account San Diego, CA	13.32%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.32%
Janus Henderson European Focus Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	41.49%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	28.96%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	11.95%
	LPL Financial Omnibus Customer Account San Diego, CA	10.19%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Equity Income Fund Class T Shares	LPL Financial Omnibus Customer Account San Diego, CA	47.12%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	18.58%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	17.75%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	10.60%
Janus Henderson Global Life Sciences Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	39.57%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	29.58%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers San Francisco, CA	7.08%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	6.28%
Janus Henderson Global Real Estate Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	51.36%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	17.47%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	16.94%
	LPL Financial Omnibus Customer Account San Diego, CA	5.32%
Janus Henderson Global Research Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	38.85%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	28.56%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.06%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Select Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	34.87%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	31.71%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	9.18%
Janus Henderson Global Sustainable Equity Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	41.64%
	Janus Capital Group Inc. Denver, CO	33.04%*
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	18.30%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	7.02%
Janus Henderson Global Technology and Innovation Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	43.71%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	29.08%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	6.86%
Janus Henderson Global Value Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	60.14%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	12.31%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.91%
Janus Henderson International Opportunities Fund Class T Shares	LPL Financial Omnibus Customer Account San Diego, CA	75.08%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	14.37%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.43%
*
This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson International Value Fund Class T Shares	Charles Schwab & Co. Inc. Reinvest Account San Francisco, CA	54.23%
	Reliance Trust Co. FBO CBA NON EB C/R Atlanta, GA	12.83%
	Merctavish & Co. Wright 3 c/o Mercantile Bank Quincy, IL	10.72%
	Merctavish & Co. Wright 0 c/o Mercantile Bank Quincy, IL	8.17%
Janus Henderson Overseas Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	38.27%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	33.99%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	6.21%
Janus Henderson Balanced Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	47.67%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	25.89%
	LPL Financial Omnibus Customer Account San Diego, CA	7.57%
Janus Henderson Contrarian Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	40.46%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	30.80%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	7.46%
Janus Henderson Enterprise Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	55.34%
	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	17.29%
	LPL Financial Omnibus Customer Account San Diego, CA	10.91%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Forty Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	29.64%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	26.17%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.45%
Janus Henderson Growth and Income Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	39.90%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	31.17%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	6.64%
Janus Henderson Research Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	39.61%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	27.77%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.88%
Janus Henderson Triton Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	58.39%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	52.72%
Janus Henderson Venture Fund Class T Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	37.19%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	32.76%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	6.15%

Miscellaneous information

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 45 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Absolute Return Income Opportunities Fund	x	x	x	x		x	x	x	x
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson Asia Equity Fund	x	x	x	x		x		x	x
Janus Henderson Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Developed World Bond Fund(3)	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund(3)	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund(3)	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Managed Volatility Fund	x	x	x	x		x		x	x
Janus Henderson Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund(3)	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(1)	x	x	x	x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund(3)	x	x	x	x		x		x	x
Janus Henderson Global Income Managed Volatility Fund	x	x	x	x		x		x	x
Janus Henderson Global Life Sciences Fund(2)	x	x	x	x		x		x	x
Janus Henderson Global Real Estate Fund(1)	x	x	x	x		x		x	x
Janus Henderson Global Research Fund(2)	x	x	x	x		x	x	x	x
Janus Henderson Global Select Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Global Sustainable Equity Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Technology and Innovation Fund(2)	x	x	x	x		x		x	x
Janus Henderson Global Value Fund(2)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(2)			x						x
Janus Henderson Growth and Income Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson International Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Opportunities Fund(3)	x	x	x	x		x	x	x	x
Janus Henderson International Value Fund	x	x	x	x		x		x	x
Janus Henderson Large Cap Value Fund(1)	x	x	x	x		x		x	x
Janus Henderson Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(2)			x						x
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Henderson Overseas Fund(1)(2)	x	x	x	x		x	x	x	x

Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Research Fund(2)	x	x	x	x		x	x	x	x
Janus Henderson Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Small-Mid Cap Value Fund	x	x	x	x		x		x	x
Janus Henderson Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson U.S. Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson Value Plus Income Fund	x	x	x	x		x		x	x
Janus Henderson Venture Fund(2)	x	x	x	x		x		x	x

(1)
On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain Funds described in this SAI assumed the assets and liabilities of the corresponding Janus Adviser Series funds. Each Fund described in this SAI has a fiscal year end of September 30 .
(2)
On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
(3)
On June 5, 2017, the funds of the Henderson Global Funds trust reorganized into the Trust. As a result, certain funds noted above assumed the assets and liabilities of the corresponding funds of Henderson Global Funds. Each Fund described in this SAI has a fiscal year end of September 30.
Funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund. Effective June 5, 2017, Janus Henderson Global Technology and Innovation Fund (formerly named Janus Henderson Global Technology Fund) assumed the assets and liabilities of Henderson Global Technology Fund. Effective June 12, 2017, Janus Emerging Markets Fund was reorganized into Janus Henderson Emerging Markets Fund (formerly named Henderson Emerging Markets Fund). Effective June 26, 2017, Janus Henderson U.S. Core Fund (formerly named INTECH U.S. Core Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Managed Volatility Fund).
Janus Capital reserves the right to the name “Janus Henderson.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the
Trustees then in office.

Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

Voting Rights
The Board currently has eight members, of which seven have been elected by shareholders. With the exception of Diane L. Wallace and William M. Fitzgerald, Sr., each of the Trustees of the Trust was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes.
Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and performs tax services for the Funds.

Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements

Documents Incorporated By Reference to the Annual Reports of Janus Investment Fund (Audited)
The following audited financial statements for the period ended September 30, 2020 are hereby incorporated into this SAI by reference to the Annual Reports dated September 30, 2020, as applicable.
•
Schedules of Investments as of September 30, 2020
•
Statements of Assets and Liabilities as of September 30, 2020
•
Statements of Operations for the period ended September 30, 2020
•
Statements of Changes in Net Assets for each of the periods indicated
•
Financial Highlights for each of the periods indicated
•
Notes to Schedules of Investments
•
Notes to Financial Statements
•
Report of Independent Registered Public Accounting Firm
The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.
The Annual Reports can be accessed at the following link:
Janus Investment Fund September 30, 2020 Annual Reports
•
Janus Henderson Asia Equity Fund
•
Janus Henderson Emerging Markets Fund
•
Janus Henderson European Focus Fund
•
Janus Henderson Global Equity Income Fund
•
Janus Henderson Global Life Sciences Fund
•
Janus Henderson Global Real Estate Fund
•
Janus Henderson Global Research Fund
•
Janus Henderson Global Select Fund
•
Janus Henderson Global Sustainable Equity Fund
•
Janus Henderson Global Technology and Innovation Fund
•
Janus Henderson Global Value Fund
•
Janus Henderson International Opportunities Fund
•
Janus Henderson International Value Fund
•
Janus Henderson Overseas Fund
•
Janus Henderson Balanced Fund
•
Janus Henderson Contrarian Fund
•
Janus Henderson Enterprise Fund
•
Janus Henderson Forty Fund
•
Janus Henderson Growth and Income Fund
•
Janus Henderson Research Fund
•
Janus Henderson Triton Fund
•Janus Henderson Venture Fund

Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkinsconsider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB
Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade
BB
Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A
High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non-Investment Grade
BB
Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Moody’s Investors Service, Inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper-medium grade obligations; many favorable investment attributes.
Baa
Medium-grade obligations; neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personneldetermine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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janushenderson.com
151 Detroit StreetDenver, Colorado 80206-48051-877-335-2687
125-22-05000 01-21

JANUS INVESTMENT FUND
PART C - OTHER INFORMATION
ITEM 28.Exhibits
Exhibit (a) – Articles of Incorporation
(a)(1)
Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

(a)(2)
Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File
No. 2-34393).

(a)(3)
Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is
incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on
December 10, 2004 (File No. 2-34393).

(a)(4)	Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).
(a)(5)	Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(a)(6)
Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No.
2-34393).

(a)(7)	Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).
(a)(8)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File
No. 2-34393).

(a)(9)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File
No. 2-34393).

(a)(10)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(ss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File
No. 2-34393).

(a)(11)	Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).
(a)(12)
Certificate Redesignating Janus Mid Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(vv) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No.
2-34393).

(a)(13)
Certificate Redesignating Janus Small Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(ww) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No.
2-34393).

(a)(14)
Amendment to Certificate Redesignating Janus Mid Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(xx) to Post-Effective Amendment No. 123, filed on
February 27, 2009 (File No. 2-34393).

(a)(15)
Amendment to Certificate Redesignating Janus Small Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(yy) to Post-Effective Amendment No. 123, filed on
February 27, 2009 (File No. 2-34393).

(a)(16)
Certificate Redesignating INTECH Risk-Managed Stock Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(zz) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File
No. 2-34393).

(a)(17)
Form of Certificate of Establishment and Designation of Series and Share Classes is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(a)(18)
Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No.
2-34393).

(a)(19)
Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No.
2-34393).

(a)(20)
Certificate Redesignating Janus Global Opportunities Fund, dated July 7, 2010, is incorporated herein by reference to Exhibit (a)(23) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(a)(21)
Form of Certificate of Establishment and Designation of Series and Share Classes (Perkins Value Plus
Income Fund) is incorporated herein by reference to Exhibit (a)(24) to Post-Effective Amendment No. 132,
filed on July 30, 2010 (File No. 2-34393).

(a)(22)
Certificate Redesignating Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus
Smart Portfolio – Conservative, dated July 22, 2010, is incorporated herein by reference to Exhibit (a)(25) to
Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(a)(23)
Certificate Redesignating Janus Orion Fund, dated September 14, 2010, is incorporated herein by reference to
Exhibit (a)(27) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(a)(24)
Certificate of Establishment and Designation of Series and Share Classes (Janus Emerging Markets Fund and
Janus Global Bond Fund) is incorporated herein by reference to Exhibit (a)(29) to Post-Effective Amendment
No. 137, filed on December 27, 2010 (File No. 2-34393).

(a)(25)
Form of Certificate of Establishment and Designation of Share Classes (Janus Venture Fund) is incorporated herein by reference to Exhibit (a)(31) to Post-Effective Amendment No. 148, filed on May 2, 2011 (File No.
2-34393).

(a)(26)
Certificate of Establishment and Designation of Series and Share Classes (Janus Asia Equity Fund) is
incorporated herein by reference to Exhibit (a)(34) to Post-Effective Amendment No. 157, filed on July 29,
2011 (File No. 2-34393).

(a)(27)
Certificate Redesignating INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund,
INTECH Risk-Managed Value Fund, and INTECH Risk-Managed International Fund, dated December 2,
2011, is incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 166, filed on
December 15, 2011 (File No. 2-34393).

(a)(28)
Certificate of Establishment and Designation of Series and Share Classes (INTECH Global Dividend Fund
and Perkins Select Value Fund), dated December 2, 2011, is incorporated herein by reference to Exhibit
(a)(37) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(a)(29)
Certificate of Establishment and Designation of Share Class (Class N Shares), dated May 22, 2012, is incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 175, filed on May 31,
2012 (File No. 2-34393).

(a)(30)
Certificate Redesignating Janus Conservative Allocation Fund, Janus Growth Allocation Fund, and Janus
Moderate Allocation Fund, dated February 11, 2013, is incorporated herein by reference to Exhibit (a)(43) to
Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(31)
Certificate Redesignating Janus Worldwide Fund, dated March 11, 2013, is incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(32)
Certificate of Establishment and Designation of Series and Share Classes (Perkins International Value Fund),
dated March 20, 2013, is incorporated herein by reference to Exhibit (a)(46) to Post-Effective Amendment
No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(33)
Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Multi-Sector
Income Fund) is incorporated herein by reference to Exhibit (a)(49) to Post-Effective Amendment No. 198,
filed on February 28, 2014 (File No. 2-34393).

(a)(34)
Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Unconstrained Bond
Fund) is incorporated herein by reference to Exhibit (a)(50) to Post-Effective Amendment No. 203, filed on
May 23, 2014 (File No. 2-34393).

(a)(35)
Certificate Redesignating Janus Unconstrained Bond Fund, dated September 30, 2014, is incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 208, filed on October 28, 2014 (File No.
2-34393).

(a)(36)
Form of Certificate of Establishment and Designation of Share Class (INTECH Funds – Class N Shares) is
incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 208, filed on
October 28, 2014 (File No. 2-34393).

(a)(37)
Form of Certificate of Establishment and Designation of Series (INTECH Emerging Markets Managed
Volatility Fund) is incorporated herein by reference to Exhibit (a)(53) to Post-Effective Amendment No. 212,
filed on December 17, 2014 (File No. 2-34393).

(a)(38)
Form of Certificate of Establishment and Designation of Share Class (INTECH U.S. Managed Volatility
Fund – Class D Shares) is incorporated herein by reference to Exhibit (a)(54) to Post-Effective Amendment
No. 213, filed on December 22, 2014 (File No. 2-34393).

(a)(39)
Certificate Redesignating INTECH U.S. Value Fund, INTECH U.S. Growth Fund, INTECH Global Dividend
Fund, and INTECH International Fund, dated December 12, 2014, is incorporated herein by reference to
Exhibit (a)(55) to Post-Effective Amendment No. 217, filed on January 28, 2015 (File No. 2-34393).

(a)(40)
Certificate of Establishment and Designation of Share Class (Janus Global Unconstrained Bond Fund –
Class R Shares), dated January 5, 2015, is incorporated herein by reference to Exhibit (a)(56) to
Post-Effective Amendment No. 218, filed on February 6, 2015 (File No. 2-34393).

(a)(41)
Certificate of Establishment and Designation of Share Class (INTECH International Managed Volatility
Fund – Class D Shares), dated April 22, 2015, is incorporated herein by reference to Exhibit (a)(57) to
Post-Effective Amendment No. 223, filed on April 24, 2015 (File No. 2-34393).

(a)(42)
Certificate of Establishment and Designation of Janus Adaptive Global Allocation Fund, dated June 19, 2015, is incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 225, filed on
June 23, 2015 (File No. 2-34393).

(a)(43)
Certificate of Establishment and Designation of Share Class (Janus Forty Fund – Class D Shares), dated
January 25, 2017, is incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No.
241, filed on January 27, 2017 (File No. 2-34393).

(a)(44)
Certificate of Establishment and Designation of Share Class (Janus Global Technology Fund – Class N
Shares), dated January 25, 2017, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective
Amendment No. 241, filed on January 27, 2017 (File No. 2-34393).

(a)(45)
Certificate of Establishment and Designation of Share Class (Janus Research Fund – Class R Shares), dated
January 25, 2017, is incorporated herein by reference to Exhibit (a)(63) to Post-Effective Amendment No.
241, filed on January 27, 2017 (File No. 2-34393).

(a)(46)
Certificate of Establishment and Designation of Janus Henderson All Asset Fund, Janus Henderson Dividend
& Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund,
Janus Henderson Global Equity Income Fund, Janus Henderson International Long/Short Equity Fund, Janus
Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, Janus
Henderson Strategic Income Fund, and Janus Henderson U.S. Growth Opportunities Fund, dated February 15,
2017, is incorporated herein by reference to Exhibit (a)(64) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(a)(47)
Amended and Restated Certificate of Establishment and Designation of Janus Henderson All Asset Fund,
Janus Henderson Dividend & Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus
Henderson European Focus Fund, Janus Henderson Global Income Equity Fund, Janus Henderson
International Long/Short Equity Fund, Janus Henderson International Opportunities Fund, Janus Henderson
International Small Cap Fund, Janus Henderson Strategic Income Fund, and Janus Henderson U.S. Growth
Opportunities Fund, dated May 25, 2017, is incorporated herein by reference to Exhibit (a)(65) to
Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(a)(48)	Certificate of Redesignation, dated June 30, 2017, is incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(a)(49)
Certificate of Establishment and Designation of Share Class (Class N Shares of Janus Henderson Asia Equity
Fund, Janus Henderson Global Life Sciences Fund, and Janus Henderson Global Real Estate Fund) is
incorporated herein by reference to Exhibit (a)(57) to Post-Effective Amendment No. 269, filed on
January 26, 2018 (File No. 2-34393).

(a)(50)
Certificate Redesignating Janus Henderson Global Unconstrained Bond Fund, dated March 1, 2019, is incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 289, filed on
August 29, 2019 (File No. 2-34393).

(a)(51)
Certificate Redesignating Janus Henderson Select Value Fund, dated August 1, 2019, is incorporated herein by reference to Exhibit (a)(60) to Post-Effective Amendment No. 289, filed on August 29, 2019 (File No.
2-34393).

(a)(52)
Certificate Redesignating Janus Henderson Strategic Income Fund, dated July 16, 2019, is incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No. 290, filed on October 28, 2019 (File
No. 2-34393).

(a)(53)
Certificate of Amendment of the Agreement and Declaration of Trust, dated September 20, 2019, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective Amendment No. 290, filed on
October 28, 2019 (File No. 2-34393).

(a)(54)
Certificate Redesignating Janus Henderson Global Technology Fund, dated January 23, 2020 is incorporated herein by reference to Exhibit (a)(63) to Post-Effective Amendment No. 293, filed on January 28, 2020 (file
No. 2-34393).

(a)(55)
Certificate of Establishment and Designation of Janus Henderson Global Sustainable Equity Fund, dated
June 17, 2020, is incorporated herein by reference to Exhibit (a)(56) to Post-Effective Amendment No. 297,
filed on June 25, 2020 (file No. 2-34393).

(a)(56)	Certificate of Establishment and Designation of Share Class (Class R Shares of Janus Henderson Global Sustainable Equity Fund), dated January 14, 2021, is filed herein as Exhibit (a)(56).
Exhibit (b) – By-laws
(b)(1)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).
(b)(2)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(b)(3)	Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
Exhibit (c) – Instruments Defining Rights of Security Holders
(c)(1)	Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).
(c)(2)	Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).
(c)(3)	Specimen Stock Certificate for Janus Flexible Income Fund (1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(4)	Specimen Stock Certificate for Janus Venture Fund (1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(5)	Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(6)	Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(7)	Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(8)	Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(c)(9)	Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(c)(10)
Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File
No. 2-34393).

(c)(11)
Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

(c)(12)
Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to
Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

Exhibit (d) – Investment Advisory Contracts

(1)
Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

(d)(1)
Form of Investment Advisory Agreement for Janus Henderson International Opportunities Fund is
incorporated herein by reference to Exhibit (d)(251) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(d)(2)
Form of Investment Sub-Advisory Agreement for Janus Henderson International Opportunities Fund is
incorporated herein by reference to Exhibit (d)(252) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(d)(3)
Form of Investment Advisory Agreement for Janus Henderson Global Equity Income Fund is incorporated herein by reference to Exhibit (d)(253) to Post-Effective Amendment No. 242, filed on February 16, 2017
(File No. 2-34393).

(d)(4)
Form of Investment Sub-Advisory Agreement for Janus Henderson Global Equity Income Fund is
incorporated herein by reference to Exhibit (d)(254) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(d)(5)
Form of Investment Advisory Agreement for Janus Henderson European Focus Fund is incorporated herein by reference to Exhibit (d)(255) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No.
2-34393).

(d)(6)
Form of Investment Sub-Advisory Agreement for Janus Henderson European Focus Fund is incorporated herein by reference to Exhibit (d)(256) to Post-Effective Amendment No. 242, filed on February 16, 2017
(File No. 2-34393).

(d)(7)
Form of Investment Advisory Agreement for Janus Henderson Strategic Income Fund is incorporated herein by reference to Exhibit (d)(257) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No.
2-34393).

(d)(8)
Form of Investment Sub-Advisory Agreement for Janus Henderson Strategic Income Fund is incorporated herein by reference to Exhibit (d)(258) to Post-Effective Amendment No. 242, filed on February 16, 2017
(File No. 2-34393).

(d)(9)
Form of Investment Advisory Agreement for Janus Henderson Dividend & Income Builder Fund is
incorporated herein by reference to Exhibit (d)(263) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(d)(10)
Form of Investment Sub-Advisory Agreement for Janus Henderson Dividend & Income Builder Fund is
incorporated herein by reference to Exhibit (d)(264) to Post-Effective Amendment No. 242, filed on
February 16, 2017 (File No. 2-34393).

(d)(11)
Investment Advisory Agreement for Janus Henderson Adaptive Global Allocation Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(12)
Investment Advisory Agreement for Janus Henderson Emerging Markets Managed Volatility Fund, dated
May 30, 2017, is incorporated herein by reference to Exhibit (d)(23) to Post-Effective Amendment No. 257,
filed on August 11, 2017 (File No. 2-34393).

(d)(13)
Investment Advisory Agreement for Janus Henderson Flexible Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(24) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(14)
Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Conservative, dated May 30,
2017, is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(15)
Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Moderate, dated May 30,
2017, is incorporated herein by reference to Exhibit (d)(26) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(16)
Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Growth, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(27) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(17)
Investment Advisory Agreement for Janus Henderson Global Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(28) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(18)
Investment Advisory Agreement for Janus Henderson Global Income Managed Volatility Fund, dated
May 30, 2017, is incorporated herein by reference to Exhibit (d)(29) to Post-Effective Amendment No. 257,
filed on August 11, 2017 (File No. 2-34393).

(d)(19)
Investment Advisory Agreement for Janus Henderson Global Unconstrained Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(30) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(20)
Investment Advisory Agreement for Janus Henderson Government Money Market Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(31) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(21)
Investment Advisory Agreement for Janus Henderson High-Yield Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(32) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(22)
Investment Advisory Agreement for Janus Henderson International Managed Volatility Fund, dated May 30,
2017, is incorporated herein by reference to Exhibit (d)(33) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(23)
Investment Advisory Agreement for Janus Henderson Large Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(34) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(24)
Investment Advisory Agreement for Janus Henderson Mid Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(35) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(25)
Investment Advisory Agreement for Janus Henderson Money Market Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(36) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(26)
Investment Advisory Agreement for Janus Henderson Multi-Sector Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(37) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(27)
Investment Advisory Agreement for Janus Henderson Select Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(39) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(28)
Investment Advisory Agreement for Janus Henderson Short-Term Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(40) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(29)
Investment Advisory Agreement for Janus Henderson Small Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(41) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(30)
Investment Advisory Agreement for Janus Henderson U.S. Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(42) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(31)
Investment Advisory Agreement for Janus Henderson Value Plus Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(43) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(32)
Investment Advisory Agreement for Janus Henderson Global Unconstrained Bond Subsidiary, Ltd., dated
May 30, 2017, is incorporated herein by reference to Exhibit (d)(46) to Post-Effective Amendment No. 257,
filed on August 11, 2017 (File No. 2-34393).

(d)(33)
Investment Sub-Advisory Agreement for Janus Henderson Emerging Markets Managed Volatility Fund, dated
May 30, 2017, is incorporated herein by reference to Exhibit (d)(47) to Post-Effective Amendment No. 257,
filed on August 11, 2017 (File No. 2-34393).

(d)(34)
Investment Sub-Advisory Agreement for Janus Henderson Global Income Managed Volatility Fund, dated
May 30, 2017, is incorporated herein by reference to Exhibit (d)(48) to Post-Effective Amendment No. 257,
filed on August 11, 2017 (File No. 2-34393).

(d)(35)
Investment Sub-Advisory Agreement for Janus Henderson International Managed Volatility Fund, dated
May 30, 2017, is incorporated herein by reference to Exhibit (d)(49) to Post-Effective Amendment No. 257,
filed on August 11, 2017 (File No. 2-34393).

(d)(36)
Investment Sub-Advisory Agreement for Janus Henderson Large Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(50) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(37)
Investment Sub-Advisory Agreement for Janus Henderson Mid Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(51) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(38)
Investment Sub-Advisory Agreement for Janus Henderson Select Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(52) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(39)
Investment Sub-Advisory Agreement for Janus Henderson Small Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(53) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(40)
Investment Sub-Advisory Agreement for Janus Henderson U.S. Managed Volatility Fund, dated May 30,
2017, is incorporated herein by reference to Exhibit (d)(54) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(41)
Investment Sub-Advisory Agreement for Janus Henderson Value Plus Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(55) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(42)
Investment Advisory Agreement for Janus Henderson Asia Equity Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(57) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(43)
Investment Advisory Agreement for Janus Henderson Balanced Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(58) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(44)
Investment Advisory Agreement for Janus Henderson Contrarian Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(59) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(45)
Investment Advisory Agreement for Janus Henderson Enterprise Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(60) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(46)
Investment Advisory Agreement for Janus Henderson Forty Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(61) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No.
2-34393).

(d)(47)
Investment Advisory Agreement for Janus Henderson Global Life Sciences Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(62) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(48)
Investment Advisory Agreement for Janus Henderson Global Real Estate Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(63) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(49)
Investment Advisory Agreement for Janus Henderson Global Research Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(64) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(50)
Investment Advisory Agreement for Janus Henderson Global Select Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(65) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(51)
Investment Advisory Agreement for Janus Henderson Global Technology Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(66) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(52)
Investment Advisory Agreement for Janus Henderson Global Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(67) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(53)
Investment Advisory Agreement for Janus Henderson Growth and Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(68) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(54)
Investment Advisory Agreement for Janus Henderson International Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(69) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(55)
Investment Advisory Agreement for Janus Henderson Overseas Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(70) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(56)
Investment Advisory Agreement for Janus Henderson Research Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(71) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(57)
Investment Advisory Agreement for Janus Henderson Triton Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(72) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(58)
Investment Advisory Agreement for Janus Henderson Venture Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(73) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File
No. 2-34393).

(d)(59)
Investment Sub-Advisory Agreement (Janus Capital Singapore Pte. Limited) for Janus Henderson Asia
Equity Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(75) to Post-Effective
Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(60)
Investment Sub-Advisory Agreement (Henderson Investment Management Limited) for Janus Henderson
Asia Equity Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(76) to Post-Effective
Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(61)
Investment Sub-Advisory Agreement (Janus Capital Singapore Pte. Limited) for Janus Emerging Markets
Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(77) to Post-Effective
Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(62)
Investment Sub-Advisory Agreement (Henderson Investment Management Limited) for Janus Henderson
Global Real Estate Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(78) to
Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(63)
Investment Sub-Advisory Agreement for Janus Henderson Global Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(79) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(64)
Investment Sub-Advisory Agreement for Janus Henderson International Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(80) to Post-Effective Amendment No. 257, filed on
August 11, 2017 (File No. 2-34393).

(d)(65)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Dividend & Income Builder Fund, dated December 8, 2017, is incorporated herein by reference to Exhibit (d)(82) to Post-Effective Amendment No. 284, filed on October 29, 2018 (File No.
2-34393).

(d)(66)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Strategic Income Fund, dated December 8, 2017, is incorporated herein by reference to
Exhibit (d)(83) to Post-Effective Amendment No. 284, filed on October 29, 2018 (File No. 2-34393).

(d)(67)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Asia Equity Fund, dated December 8, 2017, is incorporated herein by reference to
Exhibit (d)(85) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(d)(68)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Emerging Markets Fund, dated December 8, 2017, is incorporated herein by reference to
Exhibit (d)(86) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(d)(69)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson European Focus Fund, dated December 8, 2017, is incorporated herein by reference to
Exhibit (d)(87) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(d)(70)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Global Equity Income Fund, dated December 8, 2017, is incorporated herein by reference to Exhibit (d)(88) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No.
2-34393).

(d)(71)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson Global Real Estate Fund, dated December 8, 2017, is incorporated herein by reference to Exhibit (d)(89) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(d)(72)
Letter of Termination of Investment Sub-Advisory Agreement (Henderson Investment Management Limited)
for Janus Henderson International Opportunities Fund, dated December 8, 2017, is incorporated herein by reference to Exhibit (d)(90) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No.
2-34393).

(d)(73)
Amendment dated February 15, 2019 to the Investment Advisory Agreement for Janus Henderson Global
Unconstrained Bond Fund, is incorporated herein by reference to Exhibit (d)(92) to Post-Effective
Amendment No. 289, filed on August 29, 2019 (File No. 2-34393).

(d)(74)
Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund,
dated August 1, 2019, is incorporated herein by reference to Exhibit (d)(93) to Post-Effective Amendment
No. 289, filed on August 29, 2019 (File No. 2-34393).

(d)(75)
Form of Amendment to the Investment Sub-Advisory Agreement for Janus Henderson Select Value Fund, is
incorporated herein by reference to Exhibit (d)(94) to Post-Effective Amendment No. 289, filed on
August 29, 2019 (File No. 2-34393).

(d)(76)
Amendment dated December 14, 2018 to the Investment Advisory Agreement for Janus Henderson
Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(95) to Post-Effective Amendment
No. 290, filed on October 28, 2019 (File No. 2-34393).

(d)(77)
Amendment dated August 1, 2019 to the Investment Sub-Advisory Agreement for Janus Henderson Select
Value Fund, is incorporated herein by reference to Exhibit (d)(96) to Post-Effective Amendment No. 290,
filed on October 28, 2019 (File No. 2-34393).

(d)(78)
Amendment dated January 28, 2020 to the Investment Advisory Agreement for Janus Henderson Global
Technology Fund, is incorporated herein by reference to Exhibit (d)(97) to Post-Effective Amendment No.
293, filed on January 28, 2020 (File No. 2-34393).

(d)(79)
Form of Investment Advisory Agreement for Janus Henderson Global Sustainable Equity Fund is
incorporated herein by reference to Exhibit (d)(84) to Post-Effective Amendment No. 295, filed on April 6,
2020 (File No. 2-34393).

(d)(80)
Investment Advisory Agreement for Janus Henderson Global Sustainable Equity Fund, effective June 25,
2020, is incorporated herein by reference to Exhibit (d)(85) to Post-Effective Amendment No. 297, filed on
June 25, 2020 (File No. 2-34393).

Exhibit (e) – Underwriting Contracts
(e)(1)
Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 30, 2017, is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 257, filed on August 11,
2017 (File No. 2-34393).

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)
Exhibit (g) – Custodian Agreements
(g)(1)
Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State
Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective
Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(g)(2)
Form of Letter Agreement in regards to Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate
and Janus Smart Portfolio – Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No.
2-34393).

(g)(3)
Form of Letter Agreement with State Street Bank and Trust Company regarding Janus Risk-Managed Stock
Fund is incorporated herein by reference to Exhibit 7(oo) to Post-Effective Amendment No. 117, filed on
February 27, 2006 (File No. 2-34393).

(g)(4)
Form of Letter Agreement with regard to INTECH Risk-Managed Growth Fund, INTECH Risk-Managed
International Fund, INTECH Risk-Managed Value Fund, Janus Forty Fund, Janus Global Real Estate Fund,
Janus International Equity Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Modular
Portfolio Construction Fund, and Perkins Large Cap Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(14) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(g)(5)
Letter Agreement with regard to Janus Money Market Fund and Janus Government Money Market Fund with
State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(15) to Post-Effective
Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(g)(6)
Form of Letter Agreement with regard to Perkins Value Plus Income Fund with State Street Bank and Trust
Company is incorporated herein by reference to Exhibit (g)(16) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(g)(7)
Letter Agreement with regard to Janus Emerging Markets Fund and Janus Global Bond Fund with State
Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(17) to Post-Effective
Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(g)(8)
Form of Letter Agreement with regard to Janus Asia Equity Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(21) to Post-Effective Amendment No. 157, filed on July 29,
2011 (File No. 2-34393).

(g)(9)
Letter Agreement with regard to Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate, and Janus
Smart Portfolio-Conservative with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(22) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(10)
Letter Agreement with regard to Janus Orion Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(24) to Post-Effective Amendment No. 166, filed on December 15, 2011
(File No. 2-34393).

(g)(11)
Letter Agreement with regard to INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund,
INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No.
166, filed on December 15, 2011 (File No. 2-34393).

(g)(12)
Letter Agreement with regard to INTECH Global Dividend Fund and Perkins Select Value Fund with State
Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(28) to Post-Effective
Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(13)
Letter Agreement with regard to Janus Conservative Allocation Fund, Janus Moderate Allocation Fund, and
Janus Growth Allocation Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(32) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(g)(14)
Form of Letter Agreement with regard to Janus Worldwide Fund and Janus Global Research Fund with State
Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(33) to Post-Effective
Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(g)(15)
Form of Letter Agreement with regard to Perkins International Value Fund with State Street Bank and Trust
Company is incorporated herein by reference to Exhibit (g)(34) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(g)(16)
Form of Letter Agreement with regard to Janus Multi-Sector Income Fund with State Street Bank and Trust
Company is incorporated herein by reference to Exhibit (g)(36) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).

(g)(17)
Form of Letter Agreement with regard to Janus Unconstrained Bond Fund with State Street Bank and Trust
Company is incorporated herein by reference to Exhibit (g)(37) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).

(g)(18)
Letter Agreement with regard to Janus Unconstrained Bond Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(38) to Post-Effective Amendment No. 208, filed on
October 28, 2014 (File No. 2-34393).

(g)(19)
Form of Letter Agreement with regard to INTECH Emerging Markets Managed Volatility Fund with State
Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(39) to Post-Effective
Amendment No. 212, filed on December 17, 2014 (File No. 2-34393).

(g)(20)
Letter Agreement with regard to INTECH U.S. Value Fund, INTECH U.S. Growth Fund, INTECH Global
Dividend Fund, and INTECH International Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(40) to Post-Effective Amendment No. 217, filed on January 28, 2015 (File
No. 2-34393).

(g)(21)
Form of Letter Agreement with regard to Janus Adaptive Global Allocation Fund with State Street Bank and
Trust Company is incorporated herein by reference to Exhibit (g)(41) to Post-Effective Amendment No. 225,
filed on June 23, 2015 (File No. 2-34393).

(g)(22)
Form of Letter Agreement with regard to Janus Henderson International Opportunities Fund, Janus
Henderson Global Equity Income Fund, Janus Henderson European Focus Fund, Janus Henderson Strategic
Income Fund, Janus Henderson All Asset Fund, Janus Henderson International Long/Short Equity Fund,
Janus Henderson Dividend & Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus
Henderson U.S. Growth Opportunities Fund and Janus Henderson International Small Cap Fund with State
Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(42) to Post-Effective
Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).

(g)(23)
First Amendment to Amended and Restated Custodian Contract between Janus Investment Fund and State
Street Bank and Trust Company, dated May 26, 2017, is incorporated herein by reference to Exhibit (g)(26)
to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(g)(24)
Custodian Contract dated October 19, 2017, between Janus Investment Fund and BNP Paribas, is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 263, filed on
November 13, 2017 (File No. 2-34393).

(g)(25)
Letter of Termination of Amended and Restated Custodian Contract between Janus Investment Fund and
State Street Bank and Trust Company, dated December 6, 2018, is incorporated herein by reference to
Exhibit (g)(28) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(g)(26)
Form of Letter Agreement between Janus Investment Fund and BNP Paribas, acting through its New York
Branch, is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 297, filed on
June 25, 2020 (File No. 2-34393).

(g)(27)
Letter Agreement between Janus Investment Fund and BNP Paribas, acting through its New York Branch, is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 300, filed on
October 28, 2020 (File No. 2-34393).

Exhibit (h) – Other Material Contracts
(h)(1)
Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus
Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(h)(2)
Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No.
105, filed on December 13, 2002 (File No. 2-34393).

(h)(3)
Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No.
2-34393).

(h)(4)
Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No.
2-34393).

(h)(5)
Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus
Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit
8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(h)(6)
Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus
Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit
8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(h)(7)
Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to
Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

(h)(8)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit 8(uu) to Post-Effective Amendment No. 112, filed on
December 10, 2004 (File No. 2-34393).

(h)(9)
Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus
Explorer Fund is incorporated herein by reference to Exhibit 8(vv) to Post-Effective Amendment No. 113,
filed on February 24, 2005 (File No. 2-34393).

(h)(10)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is
incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No. 113, filed on
February 24, 2005 (File No. 2-34393).

(h)(11)
Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No.
114, filed on October 14, 2005 (File No. 2-34393).

(h)(12)
Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus
Flexible Income Fund is incorporated herein by reference to Exhibit 8(yy) to Post-Effective Amendment No.
114, filed on October 14, 2005 (File No. 2-34393).

(h)(13)
Form of Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio –
Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative, and Janus Capital
Management LLC is incorporated herein by reference to Exhibit 8(fff) to Post-Effective Amendment No.
114, filed on October 14, 2005 (File No. 2-34393).

(h)(14)
Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File
No. 2-34393).

(h)(15)
Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No.
119, filed on December 19, 2006 (File No. 2-34393).

(h)(16)
Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No.
2-34393).

(h)(17)
Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
Exhibit 8 (ooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(18)
Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, Janus Smart Portfolio – Conservative,
and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ppp) to Post-Effective
Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(19)
Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No.
119, filed on December 19, 2006 (File No. 2-34393).

(h)(20)
Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No.
119, filed on December 19, 2006 (File No. 2-34393).

(h)(21)
Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(uuu) to Post-Effective Amendment No.
120, filed on February 28, 2007 (File No. 2-34393).

(h)(22)
Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(xxx) to Post-Effective Amendment No.
120, filed on February 28, 2007 (File No. 2-34393).

(h)(23)
First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement,
between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit
8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(h)(24)
Letter Agreement dated December 21, 2007 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(zzz) to Post-Effective Amendment No.
122, filed on February 28, 2008 (File No. 2-34393).

(h)(25)
Letter Agreement dated February 26, 2008 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(aaaa) to Post-Effective Amendment No.
122, filed on February 28, 2008 (File No. 2-34393).

(h)(26)
Letter Agreement dated August 29, 2008 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(bbbb) to Post-Effective Amendment No.
123, filed on February 27, 2009 (File No. 2-34393).

(h)(27)
Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement,
between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit
8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(h)(28)
Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No.
123, filed on February 27, 2009 (File No. 2-34393).

(h)(29)
Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No.
123, filed on February 27, 2009 (File No. 2-34393).

(h)(30)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Adviser funds, is incorporated herein by reference to Exhibit (h)(30) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(31)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Balanced Fund, is incorporated herein by reference to Exhibit (h)(32) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(32)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Contrarian Fund, is incorporated herein by reference to Exhibit (h)(33) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(33)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Enterprise Fund, is incorporated herein by reference to Exhibit (h)(34) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(34)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Flexible Bond Fund, is incorporated herein by reference to Exhibit (h)(35) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(35)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Growth and Income Fund, is incorporated herein by reference to Exhibit (h)(37) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(36)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus High-Yield Fund, is incorporated herein by reference to Exhibit (h)(38) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(37)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Orion Fund, is incorporated herein by reference to Exhibit (h)(39) to Post-Effective
Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(38)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Overseas Fund, is incorporated herein by reference to Exhibit (h)(40) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(39)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Triton Fund, is incorporated herein by reference to Exhibit (h)(42) to Post-Effective
Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(40)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Janus Worldwide Fund, is incorporated herein by reference to Exhibit (h)(43) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(41)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Perkins Mid Cap Value Fund, is incorporated herein by reference to Exhibit (h)(44) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(42)
Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment
Fund, on behalf of Perkins Small Cap Value Fund, is incorporated herein by reference to Exhibit (h)(45) to
Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(43)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(86) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(h)(44)
Amendment dated February 23, 2007 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(87) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No.
2-34393).

(h)(45)
Amendment dated February 23, 2007 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(88) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(46)
Amendment dated July 6, 2009 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(91) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No.
2-34393).

(h)(47)
Amendment dated July 6, 2009 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
Exhibit (h)(92) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(48)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(95) to Post-Effective Amendment No. 130, filed on
February 16, 2010 (File No. 2-34393).

(h)(49)
Form of Amendment to Administration Agreement between Janus Investment Fund, on behalf of Janus
Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
Exhibit (h)(96) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(50)
Form of Amendment to Administration Agreement between Janus Investment Fund, on behalf of Janus
Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit
(h)(97) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(51)
Letter Agreement dated July 1, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency
Agreement is incorporated herein by reference to Exhibit (h)(101) to Post-Effective Amendment No. 132,
filed on July 30, 2010 (File No. 2-34393).

(h)(52)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(105) to Post-Effective Amendment No. 132, filed on
July 30, 2010 (File No. 2-34393).

(h)(53)
Letter Agreement dated August 2, 2010 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit (h)(106) to Post-Effective Amendment No.
133, filed on August 25, 2010 (File No. 2-34393).

(h)(54)
Amendment dated August 2, 2010 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus Smart Portfolio –
Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(107) to
Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(h)(55)
Letter Agreement dated September 15, 2010 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement is incorporated herein by reference to Exhibit (h)(110) to Post-Effective Amendment No.
134, filed on October 15, 2010 (File No. 2-34393).

(h)(56)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(115) to Post-Effective Amendment No. 137, filed on
December 27, 2010 (File No. 2-34393).

(h)(57)
Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus
Research Core Fund and Janus Growth and Income Fund is incorporated herein by reference to Exhibit
(h)(116) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(h)(58)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(119) to Post-Effective Amendment No. 146, filed on
April 21, 2011 (File No. 2-34393).

(h)(59)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment No. 149, filed on
May 3, 2011 (File No. 2-34393).

(h)(60)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(129) to Post-Effective Amendment No. 152, filed on
May 13, 2011 (File No. 2-34393).

(h)(61)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency
Agreement, is incorporated herein by reference to Exhibit (h)(132) to Post-Effective Amendment No. 157,
filed on July 29, 2011 (File No. 2-34393).

(h)(62)
Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated
June 23, 2011, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 163,
filed on October 28, 2011 (File No. 2-34393).

(h)(63)
Amendment dated September 28, 2011 to Administration Agreement between Janus Investment Fund and
Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(135) to Post-Effective
Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).

(h)(64)
Letter Agreement dated September 28, 2011 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement, is incorporated herein by reference to Exhibit (h)(136) to Post-Effective Amendment No.
166, filed on December 15, 2011 (File No. 2-34393).

(h)(65)
Amendment dated December 7, 2011 to Administration Agreement between Janus Investment Fund and
Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(137) to Post-Effective
Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(66)
Form of Letter Agreement dated December 7, 2011 regarding Janus Services LLC Amended and Restated
Transfer Agency Agreement, is incorporated herein by reference to Exhibit (h)(138) to Post-Effective
Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(67)
Letter Agreement dated December 15, 2011 regarding Janus Services LLC Amended and Restated Transfer
Agency Agreement, is incorporated herein by reference to Exhibit (h)(139) to Post-Effective Amendment No.
166, filed on December 15, 2011 (File No. 2-34393).

(h)(68)
Amendment dated December 15, 2011 to Administration Agreement between Janus Investment Fund and
Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(141) to Post-Effective
Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(69)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
October 15, 2012, is incorporated herein by reference to Exhibit (h)(146) to Post-Effective Amendment No.
179, filed on October 26, 2012 (File No. 2-34393).

(h)(70)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
March 10, 2010, is incorporated herein by reference to Exhibit (h)(147) to Post-Effective Amendment No.
180, filed on November 13, 2012 (File No. 2-34393).

(h)(71)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
October 15, 2012, is incorporated herein by reference to Exhibit (h)(148) to Post-Effective Amendment No.
180, filed on November 13, 2012 (File No. 2-34393).

(h)(72)
Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management
LLC, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(149) to Post-Effective
Amendment No. 180, filed on November 13, 2012 (File No. 2-34393).

(h)(73)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
March 15, 2012, is incorporated herein by reference to Exhibit (h)(150) to Post-Effective Amendment No.
182, filed on December 28, 2012 (File No. 2-34393).

(h)(74)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(152) to Post-Effective Amendment No. 182, filed on
December 28, 2012 (File No. 2-34393).

(h)(75)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(153) to Post-Effective Amendment No.
182, filed on December 28, 2012 (File No. 2-34393).

(h)(76)
Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus
Global Research Fund and Janus Worldwide Fund, is incorporated herein by reference to Exhibit (h)(176) to
Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(77)
Form of Custody Agreement between HSBC and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(177) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No.
2-34393).

(h)(78)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
February 15, 2013, is incorporated herein by reference to Exhibit (h)(178) to Post-Effective Amendment No.
188, filed on March 29, 2013 (File No. 2-34393).

(h)(79)
Amendment dated February 15, 2013 to Administration Agreement between Janus Investment Fund and
Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(179) to Post-Effective
Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(80)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
March 18, 2013, is incorporated herein by reference to Exhibit (h)(180) to Post-Effective Amendment No.
188, filed on March 29, 2013 (File No. 2-34393).

(h)(81)
Amendment dated March 18, 2013 to Administration Agreement between Janus Investment Fund and Janus
Capital Management LLC is incorporated herein by reference to Exhibit (h)(181) to Post-Effective
Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(82)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
April 1, 2013, is incorporated herein by reference to Exhibit (h)(183) to Post-Effective Amendment No. 188,
filed on March 29, 2013 (File No. 2-34393).

(h)(83)
Amendment dated April 1, 2013 to Administration Agreement between Janus Investment Fund and Janus
Capital Management LLC is incorporated herein by reference to Exhibit (h)(184) to Post-Effective
Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(84)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(185) to Post-Effective Amendment No. 188, filed on
March 29, 2013 (File No. 2-34393).

(h)(85)
Form of Amendment to Administration Agreement between Janus Capital Management LLC and Janus
Investment Fund is incorporated herein by reference to Exhibit (h)(186) to Post-Effective Amendment No.
188, filed on March 29, 2013 (File No. 2-34393).

(h)(86)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(207) to Post-Effective Amendment No. 195, filed on
January 28, 2014 (File No. 2-34393).

(h)(87)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(208) to Post-Effective Amendment No.
195, filed on January 28, 2014 (File No. 2-34393).

(h)(88)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(210) to Post-Effective Amendment No. 198, filed on
February 28, 2014 (File No. 2-34393).

(h)(89)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(211) to Post-Effective Amendment No.
198, filed on February 28, 2014 (File No. 2-34393).

(h)(90)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(213) to Post-Effective Amendment No. 203, filed on
May 23, 2014 (File No. 2-34393).

(h)(91)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(214) to Post-Effective Amendment No.
203, filed on May 23, 2014 (File No. 2-34393).

(h)(92)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
October 6, 2014, is incorporated herein by reference to Exhibit (h)(215) to Post-Effective Amendment No.
208, filed on October 28, 2014 (File No. 2-34393).

(h)(93)
Amendment dated October 6, 2014 to Administration Agreement between Janus Investment Fund and Janus
Capital Management LLC, is incorporated herein by reference to Exhibit (h)(216) to Post-Effective
Amendment No. 208, filed on October 28, 2014 (File No. 2-34393).

(h)(94)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(218) to Post-Effective Amendment No. 212, filed on
December 17, 2014 (File No. 2-34393).

(h)(95)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(219) to Post-Effective Amendment No.
212, filed on December 17, 2014 (File No. 2-34393).

(h)(96)
Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement
is incorporated herein by reference to Exhibit (h)(221) to Post-Effective Amendment No. 225, filed on
June 23, 2015 (File No. 2-34393).

(h)(97)
Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital
Management LLC is incorporated herein by reference to Exhibit (h)(222) to Post-Effective Amendment No.
225, filed on June 23, 2015 (File No. 2-34393).

(h)(98)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
December 11, 2015, is incorporated herein by reference to Exhibit (h)(223) to Post-Effective Amendment No.
231, filed on January 28, 2016 (File No. 2-34393).

(h)(99)
Amendment dated December 11, 2015 to Administration Agreement between Janus Investment Fund and
Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(224) to Post-Effective
Amendment No. 231, filed on January 28, 2016 (File No. 2-34393).

(h)(100)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
June 16, 2016, is incorporated herein by reference to Exhibit (h)(225) to Post-Effective Amendment No. 234,
filed on August 15, 2016 (File No. 2-34393).

(h)(101)
Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Dividend & Income Builder Fund, is incorporated herein by reference to Exhibit (h)(227) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No.
2-34393).

(h)(102)
Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Emerging Markets Fund, is incorporated herein by reference to
Exhibit (h)(228) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(h)(103)
Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson European Focus Fund, is incorporated herein by reference to
Exhibit (h)(229) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(h)(104)
Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Global Equity Income Fund, is incorporated herein by reference to Exhibit (h)(230) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(h)(105)
Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson International Opportunities Fund, is incorporated herein by reference to Exhibit (h)(231) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No.
2-34393).

(h)(106)
Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Strategic Income Fund, is incorporated herein by reference to
Exhibit (h)(234) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(h)(107)
Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson U.S. Growth Opportunities Fund, is incorporated herein by reference to Exhibit (h)(235) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No.
2-34393).

(h)(108)
Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund and Janus
Capital Management LLC, is incorporated herein by reference to Exhibit (h)(236) to Post-Effective
Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(h)(109)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
June 5, 2017, is incorporated herein by reference to Exhibit (h)(237) to Post-Effective Amendment No. 251,
filed on June 5, 2017 (File No. 2-34393).

(h)(110)
Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Government Money Market Fund, and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(113) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No.
2-34393).

(h)(111)
Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund, on behalf of the Janus Global Allocation Funds, and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(114) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(h)(112)
Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund, on behalf of
Janus Money Market Fund, and Janus Capital Management LLC, is incorporated herein by reference to
Exhibit (h)(115) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(h)(113)
Third Amendment to the Amended and Restated Transfer Agency Agreement between Janus Investment
Fund and Janus Services LLC, dated May 26, 2017, is incorporated herein by reference to Exhibit (h)(117) to
Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(h)(114)
Management Fee Waiver Agreement dated February 1, 2018, between Janus Capital Management LLC and
Janus Investment Fund, regarding Janus Henderson Short-Term Bond Fund, is incorporated herein by reference to Exhibit (h)(125) to Post-Effective Amendment No. 284, filed on October 29, 2018 (File No.
2-34393).

(h)(115)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
July 1, 2019 on behalf of Janus Henderson Global Unconstrained Bond Fund, Janus Henderson Strategic
Income Fund, and Janus Henderson All Asset Fund, is incorporated herein by reference to Exhibit (h)(127) to
Post-Effective Amendment No. 289, filed on August 29, 2019 (File No. 2-34393).

(h)(116)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
July 1, 2019, is incorporated herein by reference to Exhibit (h)(128) to Post-Effective Amendment No. 289,
filed on August 29, 2019 (File No. 2-34393).

(h)(117)
Amendment dated October 1, 2019 to Administration Agreement between Janus Investment Fund and Janus
Capital Management LLC, is incorporated herein by reference to Exhibit (h)(129) to Post-Effective
Amendment No. 290, filed on October 28, 2019 (File No. 2-34393).

(h)(118)
Form of Amendment to Administration Agreement between Janus Investment Fund on behalf of Janus
Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate,
and Janus Henderson Global Allocation Fund – Growth, and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(130) to Post-Effective Amendment No. 290, filed on October 28, 2019
(File No. 2-34393).

(h)(119)
Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated
January 28, 2020 on behalf of Janus Henderson Global Technology Fund, is incorporated herein by reference to Exhibit (h)(131) to Post-Effective Amendment No. 293, filed on January 28, 2020 (File No.2-34393).

(h)(120)
Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment
Fund, regarding Janus Henderson Global Sustainable Equity Fund, is incorporated herein by reference to
Exhibit (h)(121) to Post-Effective Amendment No. 295, filed on April 6, 2020 (File No. 2-34393).

(h)(121)
Expense Limitation Agreement dated June 19, 2020 between Janus Capital Management LLC and Janus
Investment Fund, regarding Janus Henderson Global Sustainable Equity Fund, is incorporated herein by reference to Exhibit (h)(122) to Post-Effective Amendment No. 297, filed on June 25, 2020 (File No.
2-34393).

(h)(122)
Letter Agreement regarding the Administration Agreement between Janus Capital Management LLC and
Janus Investment Fund, dated June 25, 2020, is incorporated herein by reference to Exhibit (h)(123) to
Post-Effective Amendment No. 297, filed on June 25, 2020 (File No. 2-34393).

(h)(123)
Letter Agreement regarding the Transfer Agency Agreement between Janus Services LLC and Janus
Investment Fund, dated June 19, 2020, is incorporated herein by reference to Exhibit (h)(124) to
Post-Effective Amendment No. 297, filed on June 25, 2020 (File No. 2-34393).

(h)(124)
Letter Agreement regarding the Administration Agreement between Janus Capital Management LLC and
Janus Investment Fund, dated February 1, 2020, regarding Janus Henderson Government Money Market
Fund, is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment No. 300, filed on
October 28, 2020 (File No. 2-34393).

(h)(125)
Letter Agreement regarding the Administration Agreement between Janus Capital Management LLC and
Janus Investment Fund, dated February 1, 2020, regarding Janus Henderson Money Market Fund, is incorporated herein by reference to Exhibit (h)(125) to Post-Effective Amendment No. 300, filed on
October 28, 2020 (File No. 2-34393).

Exhibit (i) – Legal Opinion
(i)(1)
Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus
Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79,
filed on December 18, 1996 (File No. 2-34393).

(i)(2)
Opinion and Consent of Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and
Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective
Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(i)(3)
Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26,
1997 (File No. 2-34393).

(i)(4)
Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income
Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on
June 26, 1997 (File No. 2-34393).

(i)(5)
Opinion and Consent of Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(i)(6)
Opinion and Consent of Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on
September 14, 1995 (File No. 2-34393).

(i)(7)
Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government
Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

(i)(8)
Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit
10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

(i)(9)
Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global
Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85,
filed on September 10, 1998 (File No. 2-34393).

(i)(10)
Opinion and Consent of Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

(i)(11)
Opinion and Consent of Counsel with respect to Janus Global Value Fund is incorporated herein by reference to Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

(i)(12)
Opinion and Consent of Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value
Fund dated April 17, 2003, is incorporated herein by reference to Exhibit 9(x) to Post-Effective Amendment
No. 109, filed on April 17, 2003 (File No. 2-34393).

(i)(13)
Opinion and Consent of Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to Exhibit 9(y) to Post-Effective Amendment No. 112, filed on
December 10, 2004 (File No. 2-34393).

(i)(14)
Opinion and Consent of Counsel with respect to Janus Smart Portfolio – Growth, Janus Smart Portfolio –
Moderate and Janus Smart Portfolio – Conservative is incorporated herein by reference to Exhibit 9(z) to
Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

(i)(15)
Opinion and Consent of Counsel with respect to Janus Investment Fund Class A, C, R, S, and I Shares, as
applicable, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(22) to Post-Effective
Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(16)
Opinion and Consent of Counsel with respect to Janus Forty Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No.
2-34393).

(i)(17)
Opinion and Consent of Counsel with respect to Janus Global Real Estate Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(24) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(i)(18)
Opinion and Consent of Counsel with respect to INTECH Risk-Managed International Fund, dated July 2,
2009, is incorporated herein by reference to Exhibit (i)(26) to Post-Effective Amendment No. 126, filed on
July 2, 2009 (File No. 2-34393).

(i)(19)
Opinion and Consent of Counsel with respect to INTECH Risk-Managed Value Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(27) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(i)(20)
Opinion and Consent of Counsel with respect to Perkins Large Cap Value Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(32) to Post-Effective Amendment No. 126, filed on July 2,
2009 (File No. 2-34393).

(i)(21)
Opinion and Consent of Counsel with respect to Perkins Value Plus Income Fund, dated July 30, 2010, is incorporated herein by reference to Exhibit (i)(33) to Post-Effective Amendment No. 132, filed on July 30,
2010 (File No. 2-34393).

(i)(22)
Opinion and Consent of Counsel with respect to Janus Global Bond Fund, dated December 28, 2010, is incorporated herein by reference to Exhibit (i)(35) to Post-Effective Amendment No. 137, filed on
December 27, 2010 (File No. 2-34393).

(i)(23)
Opinion and Consent of Counsel with respect to Janus Asia Equity Fund, dated July 29, 2011, is incorporated herein by reference to Exhibit (i)(39) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No.
2-34393).

(i)(24)
Opinion and Consent of Counsel with respect to INTECH Global Dividend Fund, dated December 15, 2011, is incorporated herein by reference to Exhibit (i)(40) to Post-Effective Amendment No. 166, filed on
December 15, 2011 (File No. 2-34393).

(i)(25)
Opinion and Consent of Counsel with respect to Perkins Select Value Fund, dated December 15, 2011, is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amend No. 167, filed on December 15,
2011 (File No. 2-34393).

(i)(26)
Opinion and Consent of Counsel with respect to Janus Investment Fund Class N Shares, dated May 31, 2012, is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 175, filed on May 31,
2012 (File No. 2-34393).

(i)(27)
Opinion and Consent of Counsel with respect to Perkins International Value Fund, dated March 28, 2013, is incorporated herein by reference to Exhibit (i)(45) to Post-Effective Amendment No. 188, filed on March 29,
2013 (File No. 2-34393).

(i)(28)
Opinion and Consent of Counsel with respect to Janus Multi-Sector Income Fund, dated February 28, 2014, is incorporated herein by reference to Exhibit (i)(46) to Post-Effective Amendment No. 198, filed on
February 28, 2014 (File No. 2-34393).

(i)(29)
Opinion and Consent of Counsel with respect to Janus Unconstrained Bond Fund, dated May 27, 2014, is incorporated herein by reference to Exhibit (i)(47) to Post-Effective Amendment No. 203, filed on May 23,
2014 (File No. 2-34393).

(i)(30)
Opinion and Consent of Counsel with respect to INTECH Emerging Markets Managed Volatility Fund, dated
December 17, 2014, is incorporated herein by reference to Exhibit (i)(48) to Post-Effective Amendment No.
212, filed on December 17, 2014 (File No. 2-34393).

(i)(31)
Opinion and Consent of Counsel with respect to Class D Shares of INTECH U.S. Managed Volatility Fund,
dated December 22, 2014, is incorporated herein by reference to Exhibit (i)(49) to Post-Effective Amendment
No. 213, filed on December 22, 2014 (File No. 2-34393).

(i)(32)
Opinion and Consent of Counsel with respect to Class R Shares of Janus Global Unconstrained Bond Fund,
dated January 8, 2015, is incorporated herein by reference to Exhibit (i)(50) to Post-Effective Amendment
No. 218, filed on February 6, 2015 (File No. 2-34393).

(i)(33)
Opinion and Consent of Counsel with respect to Class D Shares of INTECH International Managed Volatility
Fund, dated April 24, 2015, is incorporated herein by reference to Exhibit (i)(51) to Post-Effective
Amendment No. 223, filed on April 24, 2015 (File No. 2-34393).

(i)(34)
Opinion and Consent of Counsel with respect to Janus Adaptive Global Allocation Fund, dated June 23,
2015, is incorporated herein by reference to Exhibit (i)(52) to Post-Effective Amendment No. 225, filed on
June 23, 2015 (File No. 2-34393).

(i)(35)
Opinion and Consent of Counsel with respect to Class D Shares of Janus Forty Fund, dated January 26,
2017, is incorporated herein by reference to Exhibit (i)(53) to Post-Effective Amendment No. 241, filed on
January 27, 2017 (File No. 2-34393).

(i)(36)
Opinion and Consent of Counsel with respect to Class N Shares of Janus Global Technology Fund, dated
January 26, 2017, is incorporated herein by reference to Exhibit (i)(54) to Post-Effective Amendment No.
241, filed on January 27, 2017 (File No. 2-34393).

(i)(37)
Opinion and Consent of Counsel with respect to Class R Shares of Janus Research Fund, dated January 26,
2017, is incorporated herein by reference to Exhibit (i)(55) to Post-Effective Amendment No. 241, filed on
January 27, 2017 (File No. 2-34393).

(i)(38)
Opinion and Consent of Counsel with respect to Janus Henderson Emerging Markets Fund, Janus Henderson
International Opportunities Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European
Focus Fund, Janus Henderson Strategic Income Fund, Janus Henderson All Asset Fund, Janus Henderson
International Long/Short Equity Fund, Janus Henderson Dividend & Income Builder Fund, Janus
Henderson U.S. Growth Opportunities Fund, and Janus Henderson International Small Cap Fund, is
incorporated herein by reference to Exhibit (i)(56) to Post-Effective Amendment No. 251, filed on June 5,
2017 (File No. 2-34393).

(i)(39)
Opinion and Consent of Counsel with respect to Class N Shares of Janus Henderson Asia Equity Fund, Janus
Henderson Global Life Sciences Fund, and Janus Henderson Global Real Estate Fund is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 269, filed on January 26, 2018 (File No.
2-34393).

(i)(40)
Opinion and Consent of Counsel with respect to Janus Henderson Global Sustainable Equity Fund, is
incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amendment No. 297, filed on June 25,
2020 (File No. 2-34393).

(i)(41)	Opinion and Consent of Counsel with respect to Class R Shares of Janus Henderson Global Sustainable Equity Fund, is filed herein as Exhibit (i)(41).
Exhibit (j) – Other Opinions
(j)(1)	Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit (j)(1).
Exhibit (k) – Omitted Financial Statements (Not Applicable)
Exhibit (l) – Initial Capital Agreements (Not Applicable)
Exhibit (m) – Rule 12b-1 Plan
(m)(1)
Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(m)(2)
Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(m)(3)
Form of Distribution and Shareholder Servicing Plan for Class R Shares is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(m)(4)
Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

Exhibit (n) – Rule 18f-3 Plan
(n)(1)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(n)(2)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).
(n)(3)
Form of Rule 18f-3 Plan for Janus Investment Fund with respect to the Money Market Funds is incorporated herein by reference to Exhibit (n)(8) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File
No. 2-34393).

(n)(4)	Amended Rule 18f-3 Plan, dated March 15, 2012, is incorporated herein by reference to Exhibit (n)(9) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).
(n)(5)	Amended Rule 18f-3 Plan, dated June 16, 2016, is incorporated herein by reference to Exhibit (n)(10) to Post-Effective Amendment No. 234, filed on August 15, 2016 (File No. 2-34393).
(n)(6)	Amended Rule 18f-3 Plan, dated May 10, 2018, is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 278, filed on August 13, 2018 (File No. 2-34393).

(n)(7)	Amended Rule 18f-3 Plan, dated December 31, 2020, is filed herein as Exhibit (n)(7).
Exhibit (o) – Reserved
Exhibit (p) – Codes of Ethics
(p)(1)	Janus Henderson Code of Ethics, as revised January 1, 2021, is filed herein as Exhibit (p)(1).
Exhibit (q) – Power of Attorney
(q)(1)	Powers of Attorney, dated November 29, 2019, are incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 292, filed on November 29, 2019 (File No. 2-34393).

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ITEM 29.
Persons Controlled by or Under Common Control with Registrant
The Board of Trustees of Janus Investment Fund is the same as that of Janus Aspen Series. Nonetheless, Janus Investment Fund takes the position that it is not under common control with Janus Aspen Series because the power residing in the respective boards arises as the result of an official position with each respective Trust.
In addition to serving as the investment adviser of Janus Investment Fund, Janus Capital Management LLC serves as the investment adviser of Clayton Street Trust, Janus Aspen Series, and Janus Detroit Street Trust, three registered open-end investment management companies. Additionally, the officers of Clayton Street Trust, Janus Aspen Series, Janus Investment Fund, and Janus Detroit Street Trust are substantially similar. Nonetheless, Janus Investment Fund takes the position that it is not under common control with such other Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.
ITEM 30.
Indemnification
Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non-interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.
Additionally, each Non-interested Trustees has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 31.
Business and Other Connections of Investment Adviser
The only business of Janus Capital Management LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Business backgrounds of the principal executive officers of the investment adviser and their position(s) with the adviser and affiliated entities (in the last two years) are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991, dated November 2, 2020), which information from such schedule is incorporated herein by reference.
The only business of Intech Investment Management LLC (and its predecessors) (“Intech”) and Perkins Investment Management LLC (and its predecessors) (“Perkins”) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. Business backgrounds of the principal executive officers of each subadviser and their position(s) with each respective subadviser and its affiliated entities (in the last two years) are listed in Schedule A of each subadviser’s Form ADV as filed with the Securities and Exchange Commission (Intech – File No. 801-60987, dated November 11, 2020; Perkins – File No. 801-62042, dated June 24, 2020), which information from such schedule is incorporated herein by reference.
ITEM 32.
Principal Underwriters
(a)
Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) serves as principal underwriter for the Registrant, Janus Aspen Series, and Clayton Street Trust.

(b)
The principal business address, positions with Janus Henderson Distributors and positions with the Registrant of Bruce L. Koepfgen, an officer of Janus Henderson Distributors, are described under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of Janus Henderson Distributors are as follows:
Name	Position(s) with Janus Henderson Distributors
Nicholas J. Cherney	Senior Vice President
Brennan A. Hughes	Chief Accounting Officer, Senior Vice President, and Treasurer
John E. Ingram	President and Senior Vice President
Bruce L. Koepfgen	Executive Vice President
Karlene J. Lacy	Senior Vice President
Douglas J. Laird	Senior Vice President
Michael L. Mulder	Chief Compliance Officer
Michelle R. Rosenberg	General Counsel and Company Secretary
Russell P. Shipman	Senior Vice President
Messrs. Cherney, Hughes, Ingram, Laird, Mulder, and Shipman, and Mses. Lacy and Rosenberg do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.
(c)
Not Applicable.
ITEM 33.
Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 720 South Colorado Blvd., Denver, Colorado 80206-1929, and 580 California Street, Suite 1243, San Francisco, California 94104; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, and 3576 Moline Street, Aurora, Colorado 80010; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; BNP Paribas, 787 Seventh Avenue, New York, New York 10019; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351, John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and Josiah Quincy Building, 200 Newport Avenue, North Quincy, Massachusetts 02171; State Street Corporation, State Street Global Advisors, Inc., State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; State Street Kansas City, 801 Pennsylvania Avenue, Tower 1, Kansas City, Missouri 64105; JPMorgan Chase Bank, National Association, 383 Madison Avenue, New York, New York 10179; Deutsche Bank AG, New York Branch, 60 Wall Street, New York, New York 10005; and BNP Paribas Financial Services, LLC, 720 South Colorado Blvd., Denver, Colorado 80246. Certain records relating to the day-to-day portfolio management of Janus Henderson Absolute Return Income Opportunities Fund are kept at the offices of Janus Capital Management LLC, 1111 Bayside Dr., Suite 175, Corona Del Mar,

California 92625. Certain records relating to the day-to-day portfolio management of Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, and Janus Henderson U.S. Managed Volatility Fund are kept at the offices of the subadviser, Intech Investment Management LLC, 250 S. Australian Ave., Suite 1800, West Palm Beach, Florida 33401. Certain records relating to the day-to-day portfolio management of Janus Henderson Global Value Fund, Janus Henderson International Value Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Small Cap Value Fund, Janus Henderson Small-Mid Cap Value Fund, and Janus Henderson Value Plus Income Fund are kept at the offices of the subadviser, Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. Certain records relating to the day-to-day portfolio management of Janus Henderson Asia Equity Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Emerging Markets Fund, Janus Henderson International Opportunities Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European Focus Fund, Janus Henderson Developed World Bond Fund, Janus Henderson Global Sustainable Equity Fund, and Janus Henderson Dividend & Income Builder Fund, are kept at the offices of Henderson Global Investors Limited, 201 Bishopsgate, London EC2M 3AE.
ITEM 34.
Management Services
The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.
ITEM 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Winnetka, and State of Illinois, on the 27th day of January, 2021.
JANUS INVESTMENT FUND
By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen, President and Chief Executive Officer
Janus Investment Fund is organized under an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003 (“Declaration of Trust”), a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Bruce L. Koepfgen	President and Chief Executive Officer (Principal Executive Officer)	January 27, 2021
Bruce L. Koepfgen
/s/ Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	January 27, 2021
Jesper Nergaard
William F. McCalpin*	Chairman and Trustee	January 27, 2021
William F. McCalpin
Alan A. Brown*	Trustee	January 27, 2021
Alan A. Brown
William D. Cvengros*	Trustee	January 27, 2021
William D. Cvengros
Raudline Etienne*	Trustee	January 27, 2021
Raudline Etienne
William M. Fitzgerald, Sr.*	Trustee	January 27, 2021
William M. Fitzgerald, Sr.
Gary A. Poliner*	Trustee	January 27, 2021
Gary A. Poliner
Diane L. Wallace*	Trustee	January 27, 2021
Diane L. Wallace
Linda S. Wolf*	Trustee	January 27, 2021
Linda S. Wolf

/s/ Abigail Murray
*By:	Abigail Murray Attorney-In-Fact
Pursuant to Powers of Attorney, dated November 29, 2019, incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 292, filed on November 29, 2019.

INDEX OF EXHIBITS
Exhibit Number	Exhibit Title
Exhibit (a)(56)	Certificate of Establishment and Designation of Share Class (Class R Shares of Janus Henderson Global Sustainable Equity Fund), dated January 14, 2021
Exhibit (i)(41)	Opinion and Consent of Counsel with respect to Class R Shares of Janus Henderson Global Sustainable Equity Fund
Exhibit (j)(1)	Consent of PricewaterhouseCoopers LLP
Exhibit (n)(7)	Amended Rule 18f-3 Plan, dated December 31, 2020
Exhibit (p)(1)	Janus Henderson Code of Ethics

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EX-101.CAL	XBRL TAXOMONY EXTENSION CALCULATION LINKBASE
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EX-101.LAB	XBRL TAXOMONY EXTENSION LABEL LINKBASE
EX-101.PRE	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE